OMB APPROVAL
OMB Number: 3235-0570
Expires: August 31, 2011
Estimated average burden hours per response: 18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7428

ING Mutual Funds

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
(Address of principal executive offices)      (Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:       October 31

Date of reporting period:       November 1, 2010 to April 30, 2011

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

April 30, 2011

Classes A, B, C, I, O, R and W

Global Equity Funds
■	ING Global Equity Dividend Fund
■	ING Global Natural Resources Fund
■	ING Global Real Estate Fund
■	ING Global Value Choice Fund

International Equity Funds
■	ING Emerging Countries Fund
■	ING Global Opportunities Fund
■	ING Greater China Fund
■	ING Index Plus International Equity Fund
■	ING International Capital Appreciation Fund
■	ING International Core Fund
■	ING International Growth Fund
■	ING International Real Estate Fund
■	ING International SmallCap Multi-Manager Fund
■	ING International Value Fund
■	ING International Value Choice Fund
■	ING Russia Fund

Global and International Fixed-Income Funds
■	ING Global Bond Fund

International Fund-of-Funds
■	ING Diversified International Fund

  E-Delivery Sign-up – details inside
This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	6
Shareholder Expense Examples	24
Statements of Assets and Liabilities	28
Statements of Operations	38
Statements of Changes in Net Assets	43
Financial Highlights	52
Notes to Financial Statements	64
Summary Portfolios of Investments	90
Advisory Contract Approval Discussion	159

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Risk-on/Risk-off

Dear Shareholder,

While real estate may be all about location, the equity markets are all about earnings. This was clear in recent weeks, as the stock market continued to climb a “wall of worry;” despite oil rising above $110 per barrel, the U.S. dollar sinking and national debt levels ballooning, a strong earnings season gave the market the boost it needed to sustain its upward path.

Over the past few months, volatility has reigned supreme in the financial markets, prompting a “risk-on/risk-off” mentality — buying risky assets such as stocks, then quickly turning to safer investments when uncertainty rears up. Conflict in the Middle East and the rising potential for oil shocks, natural disasters in Japan, fiscal worries in the United States and renewed concern that Greece might default on its debt have pushed many investors into risk-off mode, which has led to brief episodes of lockstep market movements. Yet, corporate profits have been impressive: In April, S&P 500® Index companies reported their sixth consecutive quarter of double-digit earnings growth. As investors have adjusted to each new crisis, they have returned to risk-on mode and bought stocks.

The markets have proved resilient, but the factors that made the period volatile have not gone away, so expect more risk-on/risk-off behavior in the future. Growth expectations for developed and emerging economies have begun to diverge once again. We believe the fundamentals that propelled emerging market equities to such strong outperformance in 2009 and 2010 — strong economic growth, low debt levels, superior profitability and increasing global importance — remain in place. Growth expectations are somewhat lower for developed economies such as the United States, Europe and Japan. Nonetheless, our view is that the global economy is moving forward, and that inflation is not likely to impede economic recovery for some time. These conditions should be supportive for both stocks and bonds.

For investors focused on long-term goals, today’s issues should not prove to be serious obstacles. We continue to recommend that you seek to build a well-diversified global portfolio based on a well-defined investment plan. As always, it’s important to discuss any proposed changes thoroughly with your advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer
ING Funds
May 20, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2011

Investors had plenty to worry about in the first half of our fiscal year. Much was carried over from the previous year: the strength and sustainability of the U.S. economic recovery, a potentially contagious sovereign debt crisis in the Eurozone and imbalances in China, the world’s fastest growing major economy. But they shrugged off these and two additional crises, serious and unforeseeable, and pushed global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) up by 11.55%, a strong rise even in tranquil times (The MSCI World IndexSM returned 14.75% for the six-months ended April 30, 2011, measured in U.S. dollars.)

In the U.S., attention seemed fixated on employment and housing. Since the latest recession ended in June 2009, the unemployment rate had been stuck between 9.4% and 10.1%. At last employment reports showed improvement to 9.0% in January and 8.8% in March. But economists were baffled by the restrained pace of job creation and by the labor force participation rate, at 64.2%, the lowest since March 1984.

In housing, sales of new and existing homes which had slumped after the expiry of a program of home-buyer tax credits, continued to flounder. In March 40% of existing home sales were reported as “distressed”, while February’s rate of new home sales was the lowest since records began in 1962. House prices (based on the S&P/Case-Shiller 20-city Composite Index), had been falling again since October and April ended with the index less than 1% above the trough recorded in May 2009.

On the brighter side, the Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011. By April consumer spending had scored eight straight monthly increases and purchasing managers’ indices in the manufacturing and service sectors were at or close to the busiest in years. However in the last few days of the month gross domestic product (“GDP”) growth was reported as having dipped to 1.8% in the first quarter of 2011, having accelerated to 3.1% in the previous quarter.

Internationally, the Eurozone sovereign debt crisis lingered. The bail-outs started in May 2010 with fiscally profligate Greece facing default on its bonds, followed by Ireland in November, its banks laid low by excessive lending on property. Then on April 6, chronically low-growth Portugal, its government newly toppled and credit rating cut to barely investment grade, became the next to ask for help, as Eurozone leaders squabbled about a European Stability Mechanism, created to resolve the crisis once and for all.

China, having grown at 10.3% in 2010, displacing Japan as the world’s second largest economy and the U.S. as the world’s biggest manufacturer, wrestled to restrain inflation near 5% and a housing bubble, but also to boost domestic consumption: perhaps a difficult combination. The authorities increased banks’ reserve ratio requirements seven times after October 2010, raised interest rates three times and resolved to raise the minimum wage on average by 13% annually through 2015.

Then in January, popular revolt erupted in North Africa. In short order dictatorships in Tunisia and Egypt fell, to be replaced by... no-one knew exactly what. By April, Libya, a significant oil producer, was effectively in a civil war, with western allies joining the fray on the rebels’ side. Unrest spread to the Middle East and the price of oil, already on an upward trajectory as demand improved, firmly established itself above $100 per barrel, further threatening global growth.

As if this were not enough, a massive earthquake and tsunami hit Japan on March 11. Aside from the heavy cost in human life, the disaster caused perhaps $300 billion in local damage, surprisingly severe disruption of global supplies of electrical and digital components as well as possible nuclear fall-out.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds barely moved in the six months through April, returning 0.02%, with small losses on government issues offsetting small gains on corporates. But the Barclays Capital High Yield Bond — 2% Issuer Constrained Index added an impressive 6.18%.

In the same period U.S. equities, represented by the S&P500® Index including dividends, rose 16.36%, including its best December since 1991. Prices were supported by strong operating earnings per share for S&P 500 companies, which in April started to report the sixth straight quarter of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, Eurozone angst during the fiscal year vied with pessimism about the dollar in a stalling economy, debased through quantitative easing and negatively impacted by another energy crisis. In the end the dollar fell 3.75% against the euro, 2.99% against the pound but gained 1.75% on the yen, which briefly made a post-war high in anticipation of yen repatriation after the earthquake.

In international markets, the MSCI Japan® Index returned 5.62%. Despite the shock of the earthquake, declining, export-dependent GDP and 25 months of falling prices, generally favorable corporate earnings bolstered sentiment. The MSCI Europe ex UK® Index returned 7.06%, taking in stride the first interest rate increase by the European Central Bank since July 2008, as inflation approached 3%. Powered by its sizeable materials and energy sectors, the MSCI UK® Index advanced 8.67%, defying the prospect of severe public spending cuts intended to reduce an 11% budget deficit, no gain in GDP over the period and inflation rising to 4.4%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
S&P North American Natural Resources Sector Index
An unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

S&P Developed Property Index
An unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Emerging Markets IndexSM
An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI All Countries Golden Dragon Index	A broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. It is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI All Country World (ex-US) IndexSM
A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

BENCHMARK DESCRIPTIONS (CONTINUED)

Index	Description
S&P Developed ex-US Property Index
An unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

S&P Developed ex-US SmallCap Index
An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.

S&P Euro-Pacific Asia Composite SmallCap Index
An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US $50 million.

Russia Trading System Index
A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

MSCI Russia 10/40 Index
A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10%of a fund’s total assets and the sum of the weights of all group entities representing more than 5%of the fund at 40% of the fund’s total assets.

ING GLOBAL EQUITY DIVIDEND FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of April 30, 2011 (as a percent of net assets)
United States	37.7%
Japan	11.0%
France	7.1%
United Kingdom	6.7%
Australia	4.6%
Germany	3.8%
Netherlands	2.8%
Italy	2.6%
Switzerland	2.2%
Canada	2.1%
Countries between 0.5%–1.9%ˆ	14.2%
Other Assets and Liabilities — Net*	5.2%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 14 countries, which each represents 0.5%–1.9% of net assets.
Portfolio holdings are subject to change daily.

ING Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Head of Value/High Dividend, Bruno Springael, Head of Corporate Analytics for Developed Markets, and Herman Klein, Senior Investment Manager of ING Investment Management Advisors B.V. — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.79%, compared to the MSCI World IndexSM, which returned 14.75% for the same period.

Portfolio Specifics: Market sentiment started to deteriorate in the beginning of the review period. Worries about the funding of government debt in southern European countries in particular, came back into the spotlight in November. Risk appetite grew again in the following months, however, due to positive U.S. economic data that pushed sovereign risks into the background. Mergers and acquisitions (“M&A”) gained momentum, notably in the technology sector and in materials, but also in other sectors. Global equities made a strong start in 2011. With the global economic recovery broadening, quarterly earnings results were better than expected. U.S. consumer sentiment data was strong and U.S. manufacturing activity had its strongest reading since 2004. In Germany, the IFO business confidence indicator reached a record high on booming exports. EU debt concerns eased following supportive statements and successful Portuguese and Spanish debt sales. Equity markets jumped to new post-crisis highs. Due to the turbulence in the Middle East and North Africa and subsequent oil price spike, the mood turned negative during February. On top of that, Japan was hit by a tsunami and nuclear disaster. The rising uncertainties resulted in a broad based rise in risk aversion. Optimism on economic growth faded. When the impact of the disaster became clearer, markets recovered again and ended the period with a gain of almost 15%.

There was strong regional divergence. Japanese stocks suffered due to the dramatic results of the earthquake. The European markets outperformed, mostly due to a strong euro. The currency gained 6% against the U.S. dollar because European Central Bank (ECB) President Trichet surprised the markets by suggesting a rate hike in April.

Energy was the best performing sector as a result of rising prices. Other cyclical sectors gained as well with industrials and materials outperforming. Defensive sectors lagged; the utilities sector was the worst performer. Looking at styles, value outperformed growth globally, while small caps outperformed large and medium sized companies.

During the review period, market sentiment was very strong. In this low risk aversion environment, the Fund, with its defensive positioning, could not keep up with the market increase. The underperformance was predominantly caused by stock selection. Stock picking was most difficult in Japan as a result of the earthquake and tsunami. Stock picking in consumer staples, financials, health care and energy detracted the most from performance. At a sector level, which is the result of bottom-up stock picking, allocation effects were relatively minor with an overweight in utilities detracting the most.
Top Ten Holdings as of April 30, 2011 (as a percent of net assets)
Deutsche Post AG	1.6%
Intel Corp.	1.6%
Chevron Corp.	1.5%
Baxter International, Inc.	1.5%
Total SA	1.5%
AT&T, Inc.	1.5%
Sanofi-Aventis SA	1.5%
ENI S.p.A.	1.5%
Pfizer, Inc.	1.5%
Merck & Co., Inc.	1.4%

Portfolio holdings are subject to change daily.

On an individual stock level we lost most on our Japanese positions. In cosmetic company Shiseido Co. Ltd., pharmaceutical Daiichi Sankyo Co. Ltd. and IT company Hoya Corp. all took hits. On the positive side, National Semiconductor Corp. was bid for and cement maker CRH PLC and Australian telecommunications firm Telstra Corp. Ltd. were among the best contributors to Fund results.

Current Strategy and Outlook: Our constructive view on equities is driven by a combination of continued strong earnings growth, attractive valuations, abundant liquidity and increased corporate spending (buy-backs, dividends, M&A, capital expenditure).

We believe equity valuations are attractive on an absolute basis and compared to other asset classes such as corporate bonds. The cyclically adjusted price earnings ratio is well below its long-term average. But investors will remain cautious due to economic uncertainties and risks related to fiscal and monetary policy, sovereign debt issues and international conflicts. We believe uncertainty will keep equity market volatility high.
Dividends have had a hard time during the past financial crisis and have lagged earnings. However, in our opinion, we expect dividends to increase and perhaps even to outpace earnings growth. There are a couple of reasons for our view: First, corporate profitability has been restored; second, companies have cash available on their balance sheets while the pay-out ratio has fallen below the long term average. We therefore expect a catch-up in dividend payments as the pay-out ratio moves closer to its long-term average. In addition, we believe there to be an increased focus on dividends as a source of income as the investor base in developed markets ages.

*	Effective November 30, 2010, Kris Hermie was removed as a portfolio manager to the Fund and Herman Klein was added. Effective June 1, 2011, Moudy El Khodr was removed as a portfolio manager to the Fund and Bruno Springael was added.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL NATURAL RESOURCES FUND

Country Allocation as of April 30, 2011 (as a percent of net assets)
United States	65.8%
Canada	22.0%
Russia	2.3%
Netherlands	2.1%
United Kingdom	1.3%
Australia	1.0%
China	1.0%
Italy	0.6%
Brazil	0.6%
Countries between 0.6%–0.6%ˆ	0.6%
Other Assets and Liabilities — Net*	2.7%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 1 countries, which each represents 0.6%–0.6% of net assets.
Portfolio holdings are subject to change daily.

ING Global Natural Resources Fund (the “Fund”) seeks to attain long-term capital appreciation. The Fund is managed by David Powers and Joseph Bassett, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 28.43% compared to the S&P North American Natural Resources Sector Index which returned 31.59% for the same period.

Portfolio Specifics: The Fund was behind its benchmark for the period, mainly because of security selection in the energy sector. Not owning integrated oil and gas stocks such as Occidental Petroleum Corp. (“Occidental”) and Marathon Oil Corp. (“Marathon Oil”) hurt returns. Occidental is heavily leveraged to oil prices and did well as those prices rose. The Fund does not own Occidental because the company is transitioning from traditional oil drilling to non-traditional drilling and in our opinion we expect some operational setbacks in the process. During the period Marathon Oil split its operations, which was considered a positive by investors. We did not own the stock as we did not believe that its exploration and production (E&P) business was competitive. We believe the benefit of the split is already built into the stock price and so we do not plan to buy it.

Within materials our position in Centerra Gold Inc. also was unfavorable to returns. This is a Canada-based gold company whose flagship asset is the Kumtor mine, located in the Kyrgyz Republic. Slower than expected production and reserve growth at Kumtor caused temporary investor concern and hurt the stock.
Top Ten Holdings as of April 30, 2011 (as a percent of net assets)
Exxon Mobil Corp.	9.9%
ConocoPhillips	7.2%
Schlumberger Ltd.	7.0%
Suncor Energy, Inc.	5.1%
Chevron Corp.	5.1%
Apache Corp.	3.7%
Canadian Natural Resources Ltd.	3.7%
National Oilwell Varco, Inc.	3.1%
Barrick Gold Corp.	2.9%
Hess Corp.	2.8%
Portfolio holdings are subject to change daily.

Not owning Kinross Gold Corp. was favorable to returns, as the stock had negative performance for the period. During the period the company had some organizational changes and replaced its CFO, who played an important role in making Kinross successful; this caused negative investor sentiment.

The Fund’s position in Precision Drilling Corp. also helped performance. This Canadian land-drilling company benefitted as increased drilling activity improved its utilization rate and day rates increased.

During the reporting period, the Fund’s moderate cash balances of about 2-1/2% detracted from performance in these strong markets for resource stocks.

Current Strategy and Outlook: We believe that the economy will continue to recover albeit at a slow pace. With this recovery, we believe there will be increased demand for commodities, which we believe will lead to a further rise in their prices and add to upside for natural resources companies. Within energy we are currently overweight in integrated oil companies, and are underweight in exploration/production and storage/transportation companies. In materials we are overweight paper products and steel stocks, and underweight overvalued gold companies and container companies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of April 30, 2011 (as a percent of net assets)
United States	40.7%
Japan	12.1%
Hong Kong	11.4%
Australia	9.5%
France	7.5%
United Kingdom	4.8%
Singapore	4.3%
Canada	3.3%
Netherlands	1.1%
Countries between 0.1%–0.7%ˆ	2.4%
Other Assets and Liabilities — Net*	2.9%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 6 countries, which each represents 0.1%–0.7% of net assets.
Portfolio holdings are subject to change daily.

ING Global Real Estate Fund (the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Portfolio Manager, Steven D. Burton, Managing Director, CFA and Portfolio Manager and Joseph P. Smith, CFA, Managing Director and Portfolio Manager, of ING Clarion Real Estate Securities, LLC — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.22%, compared to the S&P Developed Property Index, which returned 11.25% for the same period.

Portfolio Specifics: During the trailing six months, global property stocks generated positive total returns across all regions as improving property fundamentals, in conjunction with an improving economic landscape, helped to drive the performance of the Fund. This was especially true in the outperforming Americas and European region as performance continues to be driven by further evidence of improving property fundamentals in the face of mixed macro-economic news. Meanwhile, the underperformance of Asia-Pacific property companies, while modestly positive in absolute terms, continues to be hampered by policy headwinds — specifically in the Hong Kong and Singapore markets. A delicate balance remains between Western markets (plus Japan) which are attempting to nurse growth back to a self-sustaining pace and Asian markets, which are attempting to cool economic growth that may be excessive. The ability for macro-economic policy to successfully support and sustain economic growth remains a critical backdrop to the continued recovery in property fundamentals.

The Fund’s performance trailed the benchmark during the period primarily as the result of asset allocation decisions. Portfolio positioning in the Asia-Pacific region was a modest drag on performance as positioning within the Japanese market accounted for the shortfall, more than offsetting the modest benefit of an overweight to the outperforming Australian market. Asset allocation decisions in the European region were flat during the period as the slight benefit of outperformance from positioning decisions on the Continent was offset by an underweight to the outperforming U.K. market. Asset allocation decisions were modestly positive in the Americas as the result of favorable positioning in Canada and Brazil, which more than offset the modest drag of an underweight to the outperforming U.S. market. Stock selection was essentially flat during the period as the benefit of favorable selection in Hong Kong, the U.S. and the U.K. was neutralized by sub-par stock selection in Japan and Singapore.
Top Ten Holdings as of April 30, 2011* (as a percent of net assets)
Unibail-Rodamco SE	4.2%
Simon Property Group, Inc.	3.5%
Equity Residential	3.0%
Mitsubishi Estate Co., Ltd.	3.0%
Boston Properties, Inc.	2.9%
Vornado Realty Trust	2.9%
Sun Hung Kai Properties Ltd.	2.9%
Cheung Kong Holdings Ltd.	2.6%
Mitsui Fudosan Co., Ltd.	2.0%
Host Hotels & Resorts, Inc.	2.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe the rationale for a global listed property strategy remains very much intact including diversification via low long-term correlation to broad equities and bonds, attractive current yield, reasonable valuations and an active syndicate calendar, which should see the creation of new real estate companies looking forward. Real estate fundamentals will typically reflect improving economic conditions on a lagged basis as a result of the underlying lease structures.

We expect the primary driver of real estate company total return in 2011 to be growth in cash flow per share as we believe yield compression has largely run its course. We are projecting growth in cash flow per share to be positive in all major markets. The improvement in company fundamentals is particularly apparent in more cyclical property types with shorter lease lengths, which can mark rents “to market” more quickly than property types with longer lease lengths.

We continue to expect that total return this year will be driven by dividend yield in addition to growth in cash flow per share as an economic recovery increasingly takes hold. While there have been some ‘bumps in the road’ to economic recovery of late, we believe that they are not sufficient to derail the positive case for real estate fundamentals looking forward.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL VALUE CHOICE FUND

Country Allocation as of April 30, 2011 (as a percent of net assets)
United States	25.7%
Japan	20.2%
Canada	10.4%
France	7.7%
Russia	4.6%
South Korea	3.8%
Australia	3.0%
South Africa	2.9%
Brazil	2.6%
Countries between 0.1%–2.3%ˆ	11.9%
Other Assets and Liabilities — Net*	7.2%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 13 countries, which each represents 0.1%–2.3% of net assets.
Portfolio holdings are subject to change daily.

ING Global Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Portfolio Manager of Tradewinds Global Investors, LLC (“Tradewinds”) — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.15% compared to the MSCI All Country World IndexSM (“MSCI ACWISM”) which returned 14.06% for the same period.

Portfolio Specifics: The Fund had positive absolute returns during the six month period ending April 30, 2011. The Fund underperformed its benchmark, the MSCI All Country World Index during the period.

Much of the Fund’s relative performance for the period was due to its investments in the energy and healthcare sectors. The Fund’s return in the period was impaired most on a relative basis by its investments in the industrials and utilities sectors, along with the cash levels maintained throughout the period. The Fund’s portfolio maintains a relative overweight in the materials sector and relative underweight in the financial sector.

In the energy sector, rising oil prices have caused a reevaluation of the enormous worth inherent in companies which drill, produce, refine and distribute this important commodity. Accordingly, the Fund has seen trims and total sales of oil companies on significant price appreciation. Natural gas companies also performed quite well, despite a relatively flat gas price. Sentiment toward the role of abundantly available natural gas in the global energy matrix has turned more favorable in light of increased instability in oil producing countries. Further, the speed with which both oil and natural gas facilities can come online to serve demand compares favorably to the increasingly long lead-time for nuclear power, a difference which is growing more impactful in fulfilling energy needs. The period’s top absolute performers were from the Energy sector, Texas-based petroleum refiner and marketer Tesoro Corporation, the top contributor to performance, and U.S.-based natural gas producer Chesapeake Energy. Unfortunately, Indonesian-based Medco Energi Internasional, an integrated energy company with business involvement in gas and exploration and production, downstream and power generation operating domestically and internationally, was one of the largest detractors in performance for the period.
Top Ten Holdings as of April 30, 2011* (as a percent of net assets)
Eli Lilly & Co.	4.9%
Newmont Mining Corp.	4.8%
EDF SA	4.1%
Barrick Gold Corp.	3.8%
Nippon Telegraph & Telephone Corp.	3.5%
Cameco Corp.	3.5%
Exelon Corp.	3.2%
Thales SA	3.0%
East Japan Railway Co.	2.5%
Newcrest Mining Ltd.	2.4%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Prior to the Tōhoku earthquake and tsunami in March 2011, we had already found what we believed to be value in specific Japanese firms through our fundamental analysis of individual companies and the Fund was overweight in the Japanese market, which detracted from performance on a relative basis. The possibility of even further oversold conditions in these companies with, in our belief, premier market positions and healthy balance sheets certainly piques our interest. While East Japan Railway Company, headquartered in Tokyo, Japan, and operator of mass transit railways in the city and surrounding areas of the country, was the leading detractor in performance in the portfolio, we continue to closely follow developments in the country, determine the impact on our holdings and opportunistically build positions.

Current Strategy and Outlook: The world seems to be experiencing a particularly trying time as of late, with natural disasters, political unrest and economic disruptions weighing heavily on the minds of investors. It is easy to retreat into dour pessimism in such an atmosphere, and indeed, it isn’t difficult to find commentators who proclaim doom. Many markets produced positive returns for the quarter, however, and it is not difficult to find optimistic pundits who firmly trust that we have passed through the worst of our challenges. The effort of investors to navigate through these polarizing sentiments goes a long way toward explaining the volatility in the markets during the first quarter. We believe excellent businesses which produce real wealth can provide investors with a sensible vehicle to chart a course through the ambiguity of the future. Though we are convinced that several elements currently propping up markets are unsustainable, it’s impossible to tell exactly how long such irrationality will hold sway. Knowing that the future is unknowable, we seek out extraordinary discounts on world-class companies, as we’re persuaded that such an approach is the best way to protect client investments through a wide variety of outcomes.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING EMERGING COUNTRIES FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of April 30, 2011 (as a percent of net assets)
China	16.6%
Brazil	15.8%
South Korea	13.6%
Taiwan	9.4%
Russia	8.3%
India	7.3%
South Africa	5.0%
Hong Kong	4.1%
Indonesia	3.3%
Mexico	3.2%
Countries between 0.1%–2.8%ˆ	13.2%
Other Assets and Liabilities — Net*	0.2%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 15 countries, which each represents 0.1%–2.8% of net assets.
Portfolio holdings are subject to change daily.

ING Emerging Countries Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Guy Uding, Patrick den Besten and Eric Anderson, Portfolio Managers of ING Investment Management Advisors, B.V. (“IIMA”) — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.23%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 9.74% for the same period.

Portfolio Specifics: Over the reporting period, emerging markets underperformed the developed markets. Early in 2011, investors rotated out of emerging market stocks into lagging sectors and countries; many emerging market stocks lost value as a result. Sentiment towards emerging markets stocks generally improved later in the period. Emerging markets performed well after the U.S. Federal Reserve (“the Fed”) signaled that it would keep liquidity at elevated levels despite the end of the so-called quantitative easing 2 (“QE2”).

The Fund seeks to invest in companies we believe will benefit from the longer-term investment themes that we currently identify in emerging markets, e.g., domestic consumption and changing consumption patterns, commodity demand and increasing infrastructure spending.

Over the period the Fund’s underperformance was mainly due to security selection, though country allocation also detracted from results. Most of the drag came from stock selection in consumer staples, industrials, information technology (“IT”), telecommunication services and financials. The stock that contributed the most to absolute returns was Gazprom OAO ADS, while large contributions to both absolute and relative returns were made by over weighted positions in Kia Motors Corp., Samsung Electronics Co. Ltd. and Yanzhou Coal Mining Co. Ltd. The main detractors from relative returns included over weight positions in Commercial International Bank (Egypt) S.A.E. and Harbin Power Equipment Co. Ltd., Sector allocation was a positive, and partially offset the negative impacts of stock selection. Allocations to IT and financials were the most significant contributors.
Top Ten Holdings as of April 30, 2011 (as a percent of net assets)
Samsung Electronics Co., Ltd.	3.0%
Gazprom OAO ADR	3.0%
iShares MSCI Taiwan Index Fund	2.3%
Petroleo Brasileiro SA	2.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.1%
Sberbank of Russian Federation	2.0%
iShares MSCI Malaysia Index Fund	1.9%
Vale SA	1.9%
America Movil SAB de CV ADR	1.8%
Industrial & Commercial Bank of China	1.8%

Portfolio holdings are subject to change daily.

During the period, we reduced the Fund’s exposure to the IT sector, as inventory and sales data started to look less supportive. Also, we reduced exposure to materials, telecommunications and consumer staples. We felt valuations in consumer staples were high, and expected that sector to suffer from inflationary pressures. We added to the Fund’s positions in energy because of continued inflation fears, which typically help resources companies, and because of the problems in the Middle East.

We reduced the Fund’s overweight in Egypt by trimming its position in Commercial International Bank. Also, we reduced exposure to Korea and Taiwan given their exposure to developed markets; but added to Russia (energy) and Brazil, mainly financials such as the stock exchange, Bolsa de Valores Mercadorias e Futuros SA (Bovespa). We added to certain Indian financial stocks such as HDFC Bank Ltd. and Punjab National Bank, as we saw inflationary pressures leveling off within the next few months. On the other hand, we reduced exposure to Mexico, where we see increasing acquisition risks, by selling out of the Fund’s position in Grupo Mexico S.A.B. de C.V.

Current Strategy & Outlook: We believe the global economic recovery will continue despite its apparent fragility. Worries about the Middle East, Japan and European sovereign debt will continue to press on sentiment; we see no quick solutions to these problems. Nevertheless, we see strength in the developed industrial countries and controlled growth in emerging economies. Inflation is a key indicator to watch but we have trust in the active involvement of central banks across the globe. Our constructive view on equities is driven by a combination of continued strong earnings growth, attractive valuations, abundant liquidity and increased corporate spending (buy-backs, dividends, mergers and acquisitions and capital expenditures). We believe equity valuations are attractive on an absolute basis and compared to other asset classes such as corporate bonds — the cyclically adjusted price earnings ratio is well below its long-term average. In the beginning of the year emerging market equities saw large outflows. Currently, we observe a return of these money flows. But investors will remain cautious due to economic and political uncertainties, which we expect will keep equity market volatility high.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL OPPORTUNITIES FUND

Country Allocation as of April 30, 2011 (as a percent of net assets)
United States	37.2%
United Kingdom	8.4%
Japan	7.8%
Switzerland	7.2%
Germany	4.2%
Indonesia	4.1%
China	3.8%
Brazil	3.6%
Netherlands	3.4%
France	2.8%
Countries between 0.4%–2.0%ˆ	13.5%
Other Assets and Liabilities — Net*	4.0%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 13 countries, which each represents 0.4%–2.0% of net assets.
Portfolio holdings are subject to change daily.

ING Global Opportunities Fund (the “Fund”) seeks long-term growth of capital. The Fund is managed by Huub van der Riet, Dirk-Jan Verzuu and Alex van der Laan, Portfolio Managers, of ING Investment Management Advisors B.V. — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.54% compared to the MSCI All Country World IndexSM (“MSCI ACWISM”), which returned 14.06% for the same period.

Portfolio Specifics: Equities enjoyed strong gains during the reporting period. Risk appetite improved thanks to another positive earnings season, further evidence of improving economic growth and the announcement of a new round of quantitative easing (QE2) by the U.S. Federal Reserve. Initial public offerings of stock significantly increased, particularly in Asia. Sovereign debt concerns lingered in Europe, however, as Fitch downgraded Ireland’s credit rating, Portugal requested financial help from the European Union (EU) and fears about a debt restructuring in Greece increased. Turbulence in the Middle East and North Africa, and the resulting oil price spike, turned the mood negative. Japan was hit by an earthquake, tsunami and nuclear disaster. Rising uncertainty resulted in a broad-based rise in risk aversion, and optimism on economic growth faded. In the United States, rating agency Standard & Poor’s shocked financial markets by cutting its outlook on U.S. sovereign debt to “negative.” Equity markets escaped the doldrums, however, thanks to encouraging earnings reports in technology, industrials and luxury goods. Risk appetite recovered, but a weak U.S. dollar offset part of the gains.

The Fund underperformed, held back by its cash position in a strongly upward market and losses among certain Chinese stocks in the portfolio. Early in 2011, we correctly anticipated a rotation out of emerging markets stocks into lagging sectors and countries but did not foresee its severity. Many of the emerging market stocks that we did not sell hurt Fund performance. Sentiment towards these stocks generally improved later: stocks in our economic growth theme such as Indonesian Bank Mandiri (Persero) and Astra International were among the best performers. Agricultural sub-theme stocks Monsanto Co. and AGCO Corp. also performed well. The largest contributor was the Russian natural gas company Gazprom. The company benefited from the shift to gas following the disaster at the Fukushima nuclear reactor.
Top Ten Holdings as of April 30, 2011 (as a percent of net assets)
NetApp, Inc.	3.8%
Apple, Inc.	2.1%
SPDR S&P Biotech ETF	2.1%
Bank Mandiri Persero TBK PT	1.9%
Citigroup, Inc.	1.9%
Gazprom OAO ADR	1.8%
Astra International Tbk PT	1.7%
Bayer AG	1.7%
Weatherford International Ltd.	1.6%
HSBC Holdings PLC	1.5%

Portfolio holdings are subject to change daily.

The biggest detraction came from Chaoda Modern Agriculture (Holdings) Ltd. in China. Chaoda, China Yurun Food Group Ltd. and other Chinese stocks in the Fund’s portfolio suffered from a worsening view on China and its rising inflation potential. The “Digital Revolution” theme (cloud computing) remained an important focus. Within the theme Cisco Systems Inc. and NetApp Inc. underperformed. Both companies reported disappointing earnings, but while we believe that Cisco is suffering from headwinds, we do not believe NetApp’s share price reflects the company’s growth and earnings potential. We therefore sold the position in Cisco, while adding to NetApp.

We reduced exposure to the consumer staples sector, as we expect increasing prices of agricultural commodities to damage margins. We added Mexican building company Empresas ICA S.A.B. de C.V., however, which detracted from results for the period. Expected infrastructure spending in Mexico ranges from $150–250 billion for the next five years. We also added information technology (IT) company Teradata Corp., as we expect spending on data warehousing to increase in line with exponential data growth. TeraData contributed to results.

We lowered the Fund’s weighting of emerging market stocks and increased its position in Japan from underweight to neutral. We believe that the Fukushima disaster will have short- and long-term negative consequences for the deployment of nuclear technology, and we have become more positive on alternatives to nuclear energy. We believe that the demand for thermal coal will rise more than planned. For this reason we added Bumi Resources, an Indonesian company that is Asia’s biggest coal provider. We also believe that natural gas will benefit, and added to the Fund’s position in BG Group PLC.

Current Strategy and Outlook: We expect the global economic recovery to continue despite its apparent fragility. Worries about the Middle East, Japan and European sovereign debt will continue to press on sentiment; we see no quick solutions to these problems. Nevertheless, in our opinion, we see strength in the developed industrial countries and controlled growth in emerging economies. Inflation is a key indicator to watch but we have trust in the active involvement of central banks across the globe. We believe the economic growth theme will become more powerful in the coming months. In our view, alternative energy themes will be especially attractive as the world rethinks the use of nuclear energy. We believe high oil prices will support investments in alternative energy sources.

*	Effective May 1, 2011, Tycho van Wijk and Tjeert Keijzer were removed as portfolio managers to the Fund and Huub van der Riet and Alex van der Laan were added.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GREATER CHINA FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of April 30, 2011 (as a percent of net assets)
China	38.5%
Hong Kong	31.0%
Taiwan	29.3%
Other Assets and Liabilities — Net	1.2%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Greater China Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Bratin Sanyal, Oscar Leung Kin Fai, CFA and Michael Hon Lung Chiu, CFA of ING Investment Management Asia/Pacific (Hong Kong) Limited — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.40% compared to the MSCI All Countries Golden Dragon IndexSM, which returned 6.37% for the same period.

Portfolio Specifics: The Fund generated positive return from the overweight of mid-cap Taiwanese financials companies such as China Life Insurance Co. Ltd. and E. Sun Financial Holding Co. Ltd. These companies benefited from improvement in the domestic economy as well as from potential cooperation with their mainland Chinese peers. The Fund’s overweight in mining stock Yanzhou Coal Mining Co. Ltd. also worked well as the company benefited from its acquisition growth and from rising coal prices. Two Fund holdings, Shanghai Forte Land Co. Ltd. and Fubon Bank Ltd. (Hong Kong), were privatized by their major shareholders, which helped Fund performance. On the negative side, an overweight in Xinjiang Goldwind Science & Technology Co. Ltd., a wind turbine manufacturer, was a drag on results due to intense pricing challenges in the domestic market. An overweight in Real Gold Mining Ltd. also detracted value due to concerns about production slippage. Likewise, and overweight of integrated paper recycler Fook Woo Group Holdings Ltd. detracted.

Tightening measures in China continued throughout the period. The required reserve ratio (“RRR”) of the major commercial banks was raised to an historical high of 20.5%. Interest rates were hiked four times to manage liquidity and normalize monetary conditions. However, the underlying economy remains strong. Gross domestic product (“GDP”) growth in 1Q11 stabilized at 9.7% year-over-year from 9.8% in 4Q10, alleviating concerns of overheating inflation. The energy, banking and property sectors generally reported better than expected earnings. In contrast, the consumer discretionary, consumer staples and utilities sectors reported weaker earnings, mainly due to rising input costs. The State Council, the top policy making bureau in China, announced the implementation of a property tax in Shanghai and Chongqing to dampen speculative investment. As a result, the property sector underperformed.
Top Ten Holdings as of April 30, 2011 (as a percent of net assets)
Taiwan Semiconductor Manufacturing Co., Ltd.	4.7%
Industrial & Commercial Bank of China	3.3%
Chow Sang Sang Holdings International Ltd.	3.0%
CNOOC Ltd.	2.9%
Bank of China Ltd.	2.8%
Hong Kong Exchanges and Clearing Ltd.	2.7%
China Construction Bank	2.7%
Tencent Holdings Ltd.	2.7%
PetroChina Co., Ltd.	2.6%
China Life Insurance Co., Ltd.	2.5%

Portfolio holdings are subject to change daily.

The Hong Kong economy continued to perform well thanks to low interest rates and rising real estate prices. Unemployment in the city drifted further down as vibrant demand in the services sector backed up the strong demand from Chinese visitors. The liberalization of renminbi trading in Hong Kong in 2H10 started to benefit the banking sector. In Taiwan, 1Q11 GDP growth turned out to be stronger than expected though slightly lower than in the previous quarter. To reduce liquidity, the Taiwan Central Bank raised policy rates twice by 0.125%. The Taiwan government also introduced a new luxury tax on property to dampen short-term speculation.

Current Strategy and Outlook: The Chinese market remains in a choppy trading range, driven by the macroeconomic concerns of inflation on the one hand and better corporate earnings on the other. Inflation, as measured by the Consumer Price Index (“CPI”), continues to creep up; it reached 5.4% YoY in March and may stay elevated for the next few months. Nevertheless, we are already seeing initial signs of food price stabilization, and we expect inflation may finally come down in the second half of the year. Thus, the policy headwinds in terms of interest rate and RRR hikes may also be alleviated.

GDP growth in 1Q11 suggests that the economy has successfully avoided overheating, which should alleviate investors’ concerns. We have gone through the March earnings reporting season with overall results looking promising. Given the relatively low valuations, we believe the worst of the market cycle is behind us and the outlook for the second half of 2011 is getting more positive.

Our major focus for the next six months will be on sectors such as financials, properties and consumer discretionary. Due to higher valuations and continuous concerns on price controls, the Fund remains underweight in consumer staples. It also is underweight industrials due to concerns of rising raw material costs. We believe Hong Kong is likely to continue to perform well thanks to its economic integration with mainland China. In Taiwan, we believe the cross-strait meetings and the upcoming presidential election in January 2012 should provide further support to the market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS INTERNATIONAL EQUITY FUND

Country Allocation as of April 30, 2011 (as a percent of net assets)
Japan	18.4%
United Kingdom	18.3%
Germany	9.9%
France	9.5%
Australia	8.3%
Switzerland	6.5%
Netherlands	4.8%
Spain	3.7%
Italy	3.5%
Sweden	3.4%
Countries between 0.0%–2.7%ˆ	11.3%
Other Assets and Liabilities — Net*	2.4%
Net Assets	100.0%
* Includes short-term investments related to securities lending collateral.
ˆ Includes 19 countries, which each represents 0.0%–2.7% of net assets.
Portfolio holdings are subject to change daily.

ING Index Plus International Equity Fund (the “Fund”) seeks to outperform the total return performance of the MSCI Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) while maintaining a market level of risk. The Fund is managed by Pranay Gupta and Vincent Costa, Portfolio Managers, both of ING Investment Management Co. — the Sub Adviser.

Performance: For the six-month period ended April 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.74% compared to the MSCI EAFE® Index, which returned 12.71% for the same period.

Portfolio Specifics: Performance of our models was positive for the reporting period. Stock selection in both Europe and the Pacific region was positive for performance. In the Pacific region, selection in consumer discretionary and utilities led the outperformance. We saw gains in consumer durables stocks, with an overweight in Sega Sammy Holdings Inc. and an underweight in Sony Corp. adding to relative performance. In utilities our position in Tokyo Electric Power Co. Inc. during the period helped performance. Some of these gains were offset by negative performance of the industrials sector. An overweight in East Japan Railway Co. and an underweight in Komatsu Ltd. were negatives for the Fund.

In Europe, industrials and materials were the biggest contributors to performance. Overweights in capital goods stocks such as Atlas Copco AB and Schneider Electric SA added to performance. In materials, overweights in BASF SE and Boliden AB helped results. Some of this outperformance was offset by stock selection in the industrial and consumer sectors. An underweight in Zűrich-based power-grid builder ABB Ltd. and an overweight in Danish brewer Carlsberg AS detracted from results. Overweights in automobile stocks Michelin SCA and not owning Volkswagen AG for the entire reporting period also detracted from performance.

Top Ten Holdings as of April 30, 2011* (as a percent of net assets)
HSBC Holdings PLC	1.5%
BHP Billiton Ltd.	1.4%
Nestle SA	1.3%
Royal Dutch Shell PLC—Class A	1.3%
British American Tobacco PLC	1.2%
Siemens AG	1.2%
BASF SE	1.2%
Novartis AG	1.2%
BP PLC	1.1%
Total SA	1.1%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Sector and region allocation did not contribute significantly to performance. Other stocks that added to performance included overweights in Elpida Memory Inc. and Repsol YPF SA. Detractors included overweights in Ricoh Co. Ltd. and Cathay Pacific Airways Ltd.

Current Strategy and Outlook: Our strategy uses a quantitative investment process to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and advanced forecasting techniques to determine which stocks to over- and under-weight relative to the benchmark. The process then combines the forecasted alpha with estimates of risk and trading costs for each stock to construct a portfolio which seeks to maximize return and control for risk relative to the benchmark.

The Fund currently has overweights in European energy and consumer discretionary companies, along with an underweight in financials in both the Pacific region and Europe.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL CAPITAL APPRECIATION FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of April 30, 2011 (as a percent of net assets)
United Kingdom	15.8%
Japan	12.0%
China	9.7%
Germany	9.1%
Australia	8.7%
Switzerland	8.5%
Canada	6.3%
France	5.4%
Brazil	4.8%
Hong Kong	3.2%
Countries between 1.1%–2.2%ˆ	15.8%
Other Assets and Liabilities — Net*	0.7%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 12 countries, which each represents 1.1%–2.2% of net assets.
Portfolio holdings are subject to change daily.

ING International Capital Appreciation Fund (the “Fund”) seeks capital appreciation. The Fund is managed by a team of investment professionals led by Thomas R.H. Tibbles, CFA, Barry A. Lockhart, CFA, Trevor Graham, CFA, and Patrick Tan of Hansberger Global Investors, Inc. (“HGI”) — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.88%, compared to the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned 12.44% for the same period.

Portfolio Specifics: The six-month period ended April 30, 2011 ended with the index posting a positive return as the markets continued to post gains in all major regions. During the period, investors continued to buy economically sensitive and cyclical equities as the market rotated out of some of the more defensive areas of the market. North America (Canada) was the strongest performing region during the period, followed by Europe and Pacific ex-Japan. Emerging Markets and Japan also posted strong positive returns during the period; however, their absolute returns lagged the overall index. Energy, materials and industrials were the best performing areas in the market from a sector perspective. Some of the more defensive areas of the market, such as utilities and telecommunication services, as well as financials lagged the broader market.

The Fund’s return was above that of the benchmark over the six-month period. From a sector attribution perspective, information technology was the largest contributor to relative performance as stocks such as ARM Holdings and Aixtron enjoyed a period of strong performance. The energy and utilities sectors also contributed to relative performance with stocks such as Suncor, Gazprom, BG Group and CIA Energ MG — Cemig posting strong positive returns. Eight of the ten sectors contributed to relative performance. The healthcare sector was the largest detractor driven primarily by a negative return from Sonova Holdings. The materials sector was the only other detractor from relative performance.
Top Ten Holdings as of April 30, 2011 (as a percent of net assets)
Agile Property Holdings Ltd.	2.1%
BHP Billiton Ltd.	2.0%
SMC Corp.	2.0%
Cia Energetica de Minas Gerais ADR	2.0%
Suncor Energy, Inc.	2.0%
Samsung Electronics	1.9%
Fanuc Ltd.	1.9%
Autonomy Corp. PLC	1.9%
Toyota Motor Corp.	1.9%
Bayerische Motoren Werke AG	1.8%

Portfolio holdings are subject to change daily.

From a regional perspective, Japan was the largest contributor on a relative basis with stocks like SMC Corp and Fanuc posting strong gains during the period. Europe, emerging markets and North America (Canada) were also relative contributors, driven by strong returns in the stocks of Suncor, Atlas Copco and Agile Property. Hong Kong retailer, Esprit holdings contributed to the Fund’s under performance in the Pacific ex-Japan region. The majority of the outperformance on a regional basis was driven by stock selection during the six-month period.

Current Strategy and Outlook: We believe that economic prospects around the world are poised to improve over the next couple of years. Our positioning within emerging markets remains exposed towards larger countries such as China. Regional social & political developments have become increasingly more important in affecting international investor sentiment as well as commodity prices such as oil. In our opinion, it is too early to say what longer term effects a higher oil price will have on the global economy. The March 11th earthquake in Japan and the subsequent nuclear crisis have impacted public support for nuclear energy and the impact of potential radiation leaks is still yet to be determined.

We believe focusing on high quality names with good secular growth potential should stand us in good stead. Maintaining a well diversified portfolio of high quality international companies should prove beneficial as investors continue to return to equities and global economic growth remains positive.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL CORE FUND

Country Allocation as of April 30, 2011 (as a percent of net assets)
United Kingdom	15.7%
France	10.8%
Japan	10.1%
Germany	9.2%
Switzerland	8.1%
China	6.1%
Canada	4.7%
Brazil	4.6%
Hong Kong	3.1%
Sweden	2.8%
Countries between 0.1%–2.5%ˆ	22.4%
Other Assets and Liabilities — Net*	2.4%
Net Assets	100.0%

* Includes short-term investments.
ˆ Includes 23 countries, which each represents 0.1%–2.5% of net assets.
Portfolio holdings are subject to change daily.

ING International Core Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by two sub-advisers — Wellington Management Company, LLP (“Wellington”) and Thornburg Investment Management, Inc. (“Thornburg”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: William V. Fries, CFA, Wendy Trevisani, and Lei Wang, CFA, all Portfolio Managers of Thornburg, and Nicolas M. Choumenkovitch, and Tara Connolly Stilwell, CFA, all Portfolio Managers of Wellington.

Performance: For the period from inception on February 8, 2011 through April 30, 2011, the Fund’s Class I shares, provided a total return of 5.50% compared to the MSCI Europe, Australasia, Far East® Index (“MSCI EAFE® Index”) and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned 7.02% and 7.40%, respectively, for the period from February 1, 2011 through April 30, 2011.

Portfolio Specifics: Wellington sleeve(1): During the reporting period, the fund (on a net basis) underperformed the MSCI ACWI ex-USSM Index by approximately 55 basis points (A basis point, or “bps”, equals one one-hundredth of one percent). The fund’s underperformance versus its benchmark was primarily due to weak stock selection, particularly within the financials, materials, and energy sectors but was partially offset by positive stock selection within industrials and utilities. Allocation among sectors, a result of the bottom-up stock selection process, also detracted from relative returns, largely due to an overweight position in information technology and underweight positions in consumer staples and healthcare. A modest cash position also detracted from relative results in an upward-trending market.

The largest detractors from relative returns included Japan based insurance company Tokio Marine (financials), Japanese diversified financials company MUFG (financials), and Australian uranium production company Paladin Energy (energy). Top contributors to relative performance during the period included integrated coal company China Shenhua Energy (energy), private educational services provider New Oriental Education (consumer discretionary), and seamless steel tube producer Vallourec (industrials). Not owning Tokyo Electric (utilities) also benefited results.

Thornburg sleeve(1): Against a backdrop of political turmoil in the Middle East and Africa, a tragic earthquake and tsunami in Japan, and inflation concerns in emerging markets, international equity markets showed surprising resilience during the past few months. During the reporting period, the fund (on a net basis) outperformed the MSCI ACWI ex-USSM Index by approximately 41bps.

Emerging markets volatility was influenced by inflation concerns in countries such as Brazil, India and Turkey combined with the impact of political turmoil in Egypt and the Middle East. Despite this, our emerging markets holdings contributed positively to our relative performance.

By sector, consumer staples, industrials, consumer discretionary and energy led performance in the portfolio, as energy prices moved upward, and favorable economic development trends outweighed remaining uncertainties. Stock selection was the primary reason for outperformance. Top contributors during the period included Hyundai Motor Co. Ltd. (“Hyundai”) whose first quarter profits and revenues have risen as gains in overseas vehicle sales have counteracted a slow domestic market. Hyundai has pursued an aggressive overseas expansion. Hyundai also had strong profits last year due to strength in its overseas factories and sales operations. Fresenius Medical Care, the German dialysis company, has done well recently as concerns regarding reimbursement issues were alleviated. Komatsu is experiencing strong demand for its construction and mining machinery, fueled by economic development in China and high metals realizations. Komatsu continues to benefit from optimism about emerging market growth, as well as energy and commodity prices. Komatsu had a very strong quarter with sale and profit margins back to pre-crisis levels, despite a stronger yen, and gave strong future guidance. China National Offshore Oil Company (“CNOOC”) continues to benefit from optimism about emerging market growth, as well as energy prices. CNOOC provides an unusual mix of leverage to oil prices and production growth upside, reinforced by new gas discoveries.

Top Ten Holdings as of April 30, 2011* (as a percent of net assets)
BNP Paribas	2.1%
SAP AG	2.1%
BG Group PLC	1.8%
Canadian Natural Resources Ltd.	1.5%
Standard Chartered PLC	1.5%
UBS AG	1.4%
Fanuc Ltd.	1.3%
Volkswagen AG	1.3%
Komatsu Ltd.	1.3%
Potash Corp. of Saskatchewan, Inc.	1.3%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Detractors during the period included two Japanese companies, Mitsubishi UFJ (“Mitsubishi”) and Toyota Motor Corp (“Toyota”). Mitsubishi declined on fears that the business may experience an increase in loan losses as a result of the economic dislocations in Japan. Toyota stock dropped after the suspension in factory operations due to earthquake damage and parts shortages. Detractors also included a company impacted by rising energy prices: Carnival. Given bunker fuel is a significant input cost for Carnival, the increase has led to a lowering of guidance. Teva Pharmaceutical Industries, the world’s largest manufacturer of generic drugs, in our opinion has an interesting pipeline and good core generics business and the valuation is very compelling. The potential commercial impact of a competitive product with Teva’s important drug for MS is likely more than a year away. Copaxone, an injection delivered drug, is Teva’s most profitable product so a competitive product that is efficacious will likely have an impact on Teva. We are continuing to monitor developments.

Current Strategy and Outlook: Wellington sleeve(1): The global growth expansion continued during the period, but in our opinion surging commodity prices and rising inflation rates may undermine its sustainability. Civil unrest in the Middle East and North Africa has elevated the risk premium in oil markets, and natural disasters in Japan and Australia are stretching global supply chains. At the same time, secular pressures are pushing commodity prices higher. We continue to look for opportunities at a company-by-company level, focusing on those companies which can deliver improvements in return on invested capital (also referred to as “ROIC”) or sustain ROIC for longer than the market anticipates.

At the end of the period, we were most overweight industrials and information technology, and most underweight materials and financials, relative to the benchmark. On a regional basis, we ended the period with an overweight to select European countries, including France and Switzerland, and underweight positions in Japan, Australia, and Canada.

Thornburg sleeve(1): Our outlook for the near term is tempered by the impact of current events in Japan, in addition to unrest in the Middle East and Africa and lingering sovereign debt concerns in parts of Europe. We believe that the Japanese economy will be hampered for some time. There is also a great deal of uncertainty associated with political events in Africa and the Middle East. From an investment perspective, we are concerned about the impact on the price of oil, especially as it pertains to inflation shocks on import oriented economies, and resultant investor risk appetite. While rising oil prices are not good for the consumer, they benefit our energy holdings.

So far, we believe investors have reacted calmly to the aforementioned events. Major equity indices are at or approaching multi-year highs. This complacency may not continue, but through remaining diversified across our three categories of value: basic value, consistent earners, and emerging franchises, and continuing to focus on individual companies with strong fundamentals, we believe we are well positioned to benefit from the current investment climate and manage through whatever challenges we may face in the period ahead.

(1)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International Core Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds.

ING INTERNATIONAL GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of April 30, 2011 (as a percent of net assets)
United Kingdom	18.6%
Japan	16.6%
Switzerland	9.3%
France	6.5%
Sweden	5.1%
Denmark	4.8%
Germany	4.3%
Brazil	3.7%
China	3.5%
United States	2.0%
Countries between 0.2%–3.4%ˆ	23.8%
Other Assets and Liabilities — Net*	1.8%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 20 countries, which each represents 0.2%–3.4% of net assets.
Portfolio holdings are subject to change daily.

ING International Growth Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by two sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”) and T. Rowe Price Associates, Inc. (“TRPA”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: Gerard Callahan, Portfolio Manager of Baillie Gifford, and Robert W. Smith, Portfolio Manager of TRPA.

Performance: For the period from inception on January 5, 2011 through April 30, 2011, the Fund’s Class I shares, provided a total return of 8.90% compared to the MSCI Europe, Australasia, Far East® Index (“MSCI EAFE® Index”) and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned 9.54% and 8.46%, respectively, for the period from January 1, 2011 through April 30, 2011.

Portfolio Specifics: Baillie Gifford Sleeve(1) Against a moderately strong market background, during the reporting period, the fund (on a net basis) underperformed the MSCI EAFE® Index by approximately 134bps (a basis point, or “bps,” equals one one-hundredth of one percent) Several UK-based businesses were amongst the strongest contributors to performance; ASOS (international online fashion retailer), Wood Group (global oil services company), and Rightmove (UK online property portal) each performed well over the period. ASOS has experienced successful year, and has seen international sales grow by more than 140%. Domestic sales have also impressed, increasing by a quarter.

Atlas Copco (Swedish based global engineering group) was also a top performer, reflecting the strong performance of global cyclical stocks, which have benefited from an upturn in confidence towards global growth prospects. The company has seen strong demand for its mining equipment and compressors and has been experiencing record margins.

The greatest detractor to performance, Protalix (Israeli based biotechnology company), suffered a regulatory set back when the U.S. Food and Drug Administration (“FDA”) delayed approval for one of the company’s new products. From the outset, we acknowledged that this would be a volatile investment, and we are still of the view that the long-term potential is sufficient to more than offset the inevitable bumps along the way.

A number of Japanese companies featured amongst the largest detractors over the period. Examples include Canon (office equipment and camera business), THK (manufacturer of linear motion guides), and Sumitomo Realty & Development (real estate company). We believe, the longer-term growth story remains intact for these companies though, in spite of short term weakness. Conversely, Inpex (Japanese oil & gas company) was one of the top contributors to performance, its value improving as the medium-term implications of the Fukushima nuclear disaster were assessed. The fund’s overall underweight position in Japan helped, due to the relatively poor performance in Japanese markets. More importantly, however, the choice of stocks proved of benefit to the fund’s performance.

TRPA sleeve(1) During the reporting period, the fund (on a net basis) underperformed the MSCI ACWI ex-US by approximately 100bps. Consumer discretionary was a major detractor, due to stock choices and an unfavorable overweight. Our holdings in Carnival and Parkson Retail hurt here. Our stock holdings in materials also underperformed, most notably Antofagasta and Potash Corp. of Saskatchewan. A notable contribution came from information technology, where we benefited from strong stock choices such as Baidu.com and Accenture. In energy, our stock holdings also outperformed, particularly Worleyparsons and Suncor Energy. Avoiding the slow-performing utilities sector added relative value as well. Telecommunication services was another area of relative strength, thanks to stock selection. Telefonica and Softbank were leading performers here.
Top Ten Holdings as of April 30, 2011* (as a percent of net assets)
Atlas Copco AB	2.1%
Nestle SA	2.0%
Roche Holding AG	1.5%
Carlsberg A/S	1.4%
Svenska Handelsbanken AB	1.4%
Samsung Electronics	1.3%
BG Group PLC	1.2%
Itau Unibanco Holding SA ADR	1.1%
Groupe Bruxelles Lambert SA	1.1%
Standard Chartered PLC	1.1%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

On a regional basis, Japan was a strong contributor, due in part to a significant underweight but primarily owing to strong stock choices such as Softbank, Jupiter Telecommunications, and Mitsui. Avoiding Tokyo Electric Power Co. also helped our relative performance within Japan. Our positioning in Europe ex-U.K. helped as well, particularly AXA, Brenntag, and Fresenius. Latin America was a significant area of underperformance, due to weak stock positions such as Banco Santander Brasil, Itau Unibanco, PDG Realty, and Vale.

Current Strategy and Outlook: Baillie Gifford Sleeve(1) We retain an optimistic view of prospects for the global economy, and a belief that the enormous and rising capital spending budgets of major resource companies will continue to trickle through to the broad range of companies that supply and service them.

In our view, various recent indicators of improved health and confidence among a range of international companies are evident. Despite a few valuation led reductions late last year, the fund continues to be populated by a range of industrial cyclicals which will hopefully continue to exploit those global trends.

TRPA sleeve(1) Our medium-term outlook for international equities remains favorable as stocks appear reasonably valued — particularly when compared with bonds — and corporate fundamentals seem strong. Corporate profits have been strong, and share buybacks and merger and acquisition activity are increasing. We believe non-U.S. stocks will generate positive results in 2011, though patches of volatility are likely in the near term as markets respond to rising commodity prices and events in North Africa, the Middle East, and Japan. We believe that emerging markets should outpace their developed counterparts. Long-term fundamentals remain strong, helped by minimal debt burdens, strong employment levels, rising wages, and growing consumer demand. Inflation may cause problems for the near term, but we are encouraged that major central banks are taking aggressive measures to curb it. It is also important to note that the inflationary pressures are coming from strong growth rather than economic displacement.

(1)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International Growth Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL REAL ESTATE FUND

Country Allocation as of April 30, 2011 (as a percent of net assets)
Japan	21.0%
Hong Kong	20.2%
Australia	16.3%
United Kingdom	9.4%
France	8.2%
Singapore	8.0%
Canada	5.3%
Netherlands	2.5%
Sweden	1.7%
Switzerland	1.6%
Countries between 0.1%–1.2%ˆ	3.9%
Other Assets and Liabilities — Net	1.9%
Net Assets	100.0%
ˆ Includes 7 countries, which each represents 0.1%–1.2% of net assets.
Portfolio holdings are subject to change daily.

ING International Real Estate Fund (the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA of ING Clarion Real Estate Securities, LLC — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.12% compared to the S&P Developed ex-US Property Index which returned 8.42% for the same period.

Portfolio Specifics: During the trailing six months, international property stocks generated positive total returns across all regions as improving property fundamentals, in conjunction with an improving economic landscape, helped to drive the performance of the Fund. This was especially true in the outperforming Americas and European region as performance continues to be driven by further evidence of improving property fundamentals in the face of mixed macro-economic news. Meanwhile, the underperformance of Asia-Pacific property companies, while modestly positive in absolute terms, continues to be hampered by policy headwinds — specifically in the Hong Kong and Singapore markets. A delicate balance remains between Western markets (plus Japan) which are attempting to nurse growth back to a self-sustaining pace and Asian markets, which are attempting to cool economic growth that may be excessive. The ability for macro-economic policy to successfully support and sustain economic growth remains a critical backdrop to the continued recovery in property fundamentals.

The Fund’s performance trailed the benchmark during the period primarily as the result of stock selection decisions in Japan and Singapore, which more than offset positive stock selection Hong Kong and the U.K. In Japan, the Fund was underweight the outperforming Japan REIT (“J-REIT”) sector which benefited from the Bank of Japan’s stimulus package, which specifically targeted the purchase of J-REITs. The initial stimulus program was announced in the fourth quarter of 2010 and was subsequently augmented in the aftermath of March’s earthquake. The earthquake also negatively impacted the performance of a few Fund holdings in Singapore, specifically industrial companies that have distribution facilities in Japan. It is worth noting that we believe the impact of March’s events in Japan will not have a material impact on the either the operations or earnings of portfolio positions as the extent of damage was limited.

From an asset allocation standpoint, portfolio positioning in the Asia-Pacific region was a modest drag on performance as positioning within the Japanese market accounted for much of the shortfall. Asset allocation decisions in the European region were positive during the period as the benefit of outperformance from positioning decisions on the Continent more than offset the drag of an underweight to the outperforming U.K. market. Asset allocation decisions were modestly positive in the Americas as the result of favorable positioning in both Canada and Brazil.

Top Ten Holdings as of April 30, 2011 (as a percent of net assets)
Mitsubishi Estate Co., Ltd.	5.5%
Sun Hung Kai Properties Ltd.	4.7%
Unibail-Rodamco SE	4.5%
Cheung Kong Holdings Ltd.	4.5%
Mitsui Fudosan Co., Ltd.	3.3%
Westfield Group	3.0%
Stockland	2.8%
Hongkong Land Holdings Ltd.	2.4%
Sumitomo Realty & Development Co., Ltd.	2.3%
Hang Lung Properties Ltd.	2.1%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe the rationale for an international listed property strategy remains very much intact including diversification via low long-term correlation to broad equities and bonds, attractive current yield, reasonable valuations and an active syndicate calendar, which should see the creation of new real estate companies looking forward. Real estate fundamentals will typically reflect improving economic conditions on a lagged basis as a result of the underlying lease structures.

We expect the primary driver of real estate company total return in 2011 to be growth in cash flow per share as we believe yield compression has largely run its course. We are projecting growth in cash flow per share to be positive in all major markets. The improvement in company fundamentals is particularly apparent in more cyclical property types with shorter lease lengths, which can mark rents “to market” more quickly than property types with longer lease lengths.

We continue to expect that total return this year will be driven by dividend yield in addition to growth in cash flow per share as an economic recovery increasingly takes hold. While there have been some ‘bumps in the road’ to economic recovery of late, we believe that they are not sufficient to derail the positive case for real estate fundamentals looking forward.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of April 30, 2011 (as a percent of net assets)
Japan	16.9%
United Kingdom	15.3%
Germany	8.6%
France	6.1%
Australia	5.9%
Canada	5.0%
Switzerland	4.4%
South Korea	3.5%
Netherlands	3.2%
Singapore	3.1%
Countries between 0.0%–2.9%ˆ	26.2%
Other Assets and Liabilities — Net*	1.8%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 33 countries, which each represents 0.0%–2.9% of net assets.
Portfolio holdings are subject to change daily.

ING International SmallCap Multi-Manager Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Acadian Asset Management LLC (“Acadian”) and Schroder Investment Management North America Inc. (“Schroders”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Constantine P. Papageorgiou, CFA, Vice President, Brian K. Wolahan, CFA, Senior Vice President, and Patrick J. McCafferty, CFA, Vice President, all Portfolio Managers of the portion of the Fund that is managed by Acadian, and Matthew Dobbs, Portfolio Manager of the portion of the Fund that is managed by Schroders.*

Performance: For the six-month period ended April 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.53% compared to the S&P Developed ex-US SmallCap Index and the S&P Euro-Pacific Asia Composite (“EPAC”) SmallCap Index, which returned 17.80% and 16.96%, respectively, for the same period.

Portfolio Specifics: Acadian Sleeve(1) — Over the reporting period, the fund (gross of fees) trailed the S&P Developed ex-US SmallCap Index by approximately 86 basis points (A basis point, or “bp”, equals one one-hundredth of one percent). Stock selection was successful, adding 270 bps of return, but this was more than offset by negative return from country allocations, which detracted 350 bps.

One country position that underperformed was our overweight in Japan, as this market trailed significantly following the disasters of March. Allocations to China, Taiwan and India were also detrimental. Emerging markets saw volatile results over the period, as investors assessed China’s interest rate policy and the likely impact of rising oil prices. Events in Africa and the Middle East appeared to only impact stock markets locally, however, with little sign of “contagion” spreading to the emerging asset class as a whole.

On the stock selection side, the portfolio gained active return from positions in Japan, Korea, Australia, Switzerland, Sweden, France and Hong Kong, all of which outperformed the index. Canada and the U.K. were the only markets to see any significant negative stock return. Overall it was a solid period for stock alpha in the portfolio, particularly from industrial and consumer selections.

Schroders Sleeve(1) — Over the reporting period, the fund (gross of fees) outperformed the S&P EPAC Index by approximately 77bps. International equities continued to make progress over the review period, buoyed by a continued flow of supportive data on economic activity and broadly accommodative monetary stances. The impact of geo-political events such as the unrest in the Middle East, along with the Tohoku earthquake and tsunami, had relatively transient impact on investor confidence. Currency shifts have materially impacted returns to U.S. based investors, with the euro and Australian dollar being notably strong.

It has been yet another strong period of relative performance for small-caps, with smaller company equities outpacing larger peers in most markets. Cyclical sectors such as materials, industrials and information technology, along with energy, led the way while financials, telecoms and health care lagged.

Top Ten Holdings as of April 30, 2011 (as a percent of net assets)
Rallye SA	0.8%
SeAH Steel Corp.	0.7%
Forbo Holding AG	0.7%
Rheinmetall AG	0.7%
Computershare Ltd.	0.7%
Peugeot SA	0.6%
Rubis	0.6%
DCC Group PLC	0.6%
Delta Lloyd NV	0.6%
Gategroup Holding AG	0.5%

Portfolio holdings are subject to change daily.

The fund (gross of fees) modestly outperformed the S&P EPAC SmallCap Index by approximately 77bps, primarily thanks to strong stock selection in the United Kingdom and in the Pacific ex-Japan region. In the United Kingdom the main contribution came from our stock positions in the industrial and consumer cyclical sectors. In Pacific ex-Japan the main contributions came from selection in the materials, information technology and consumer cyclical sectors. The only significant headwind came from the emerging market exposure which detracted from relative returns.

Current Strategy and Outlook: Acadian Sleeve(1) — Overall, world equity investors appeared to be taking a positive long-term view, sustained by expectations for global growth. In our opinion, several issues bear close watching over the next six to nine months: monetary policy is expected to heavily influence markets in coming months; the price of oil and other commodities will likely remain elevated; the economic toll from Japan’s disaster is likely to worsen the country’s fiscal woes but rebuilding could give the economy and equity market a boost; and with fears of a fiscal worst-case-scenario in Europe lessened, investors have instead been focusing on the growth potential of these economies.

Within our framework, we believe many stocks are attractive. The discount to quality remains present and we continue to see a wide spread of factor scores on key company attributes, creating a favorable environment for active stock selection.

Schroders Sleeve(1) — We continue to seek out companies with what we believe are visible growth prospects, relatively strong balance sheets and shareholder focused management. Given the looming prospect of a less benign monetary environment, we believe this should stand the fund in good stead. Regional allocations shifted only modestly over the first half; we have added to our weightings in Pacific ex Japan and emerging markets. Continental Europe and Japan remain the main underweights. Principal sector overweightings are in energy, materials and industrials, and the main underweighted area is financials.

*	Effective March 23, 2011, Patrick J. McCafferty replaced Qi R. Zeng as a co-portfolio manager to the Fund.

(1)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International SmallCap Multi-Manager Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE FUND

Country Allocation as of April 30, 2011 (as a percent of net assets)
Japan	23.6%
France	13.9%
United Kingdom	12.6%
Netherlands	7.0%
Germany	6.1%
Switzerland	5.8%
Italy	4.4%
Canada	3.2%
Brazil	2.7%
Spain	2.1%
Countries between 0.2%–2.0%ˆ	16.7%
Other Assets and Liabilities — Net*	1.9%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 18 countries, which each represents 0.2%–2.0% of net assets.
Portfolio holdings are subject to change daily.

ING International Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Brandes Investment Partners, L.P. (“Brandes”), ING Investment Management Co. (“ING IM”) and del Rey Global Investors, LLC (“del Rey”).* Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following people are responsible for the day-to-day operations of the Fund: Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director — Investments, Amelia Maccoun Morris, CFA, Director — Investments, W. James Brown, CFA, Director — Investments, Brent Fredberg, Senior Analyst and Jeffrey Germain, Analyst, comprise the voting members of Brandes’ Large Cap Investment Committee; Martin Jansen, David Rabinowitz and Joseph Vultaggio are the Portfolio Managers for ING IM; and Paul Hechmer is the Portfolio Manager for del Rey.(1)

Performance: For the six-month period ended April 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.10% compared to the MSCI Europe, Australasia and Far East® Index (“MSCI EAFE® Index”), which returned 12.71% for the same period.

Portfolio Specifics: Brandes Sleeve(2) — Despite achieving positive gains during the 6-month period ending April 30, 2011, the fund underperformed its benchmark. Stock selection in France- and Japan-based companies accounted for much of the performance shortfall relative to the index. At the same time, individual issue selection among our emerging markets holdings had a positive impact on returns compared to the MSCI EAFE® Index.

Looking at absolute returns for the fund, positions in the diversified telecommunication services, insurance, pharmaceuticals, and communications equipment industries had a positive impact on performance. Returns for securities based in these industries, such as Deutsche Telekom (Germany — diversified telecommunication services), Swiss Reinsurance (Switzerland — insurance), Ono Pharmaceutical (Japan — pharmaceuticals), and Alcatel-Lucent (France — communications equipment) helped drive performance. Conversely, negative results for positions such as Carrefour (France — food & staples retailing) and Sony (Japan — household durables) adversely affected performance.

From a country perspective, securities based in the Netherlands, Japan, Switzerland, and the United Kingdom tended to have the most positive impact on performance on an absolute basis. Some of the top-performers from these countries were Aegon (Netherlands — insurance), Mizuho Financial Group (Japan — commercial banks), TE Connectivity (Switzerland — electronic equipment instruments & components), and GlaxoSmithKline (United Kingdom — pharmaceuticals).

Top Ten Holdings as of April 30, 2011 (as a percent of net assets)
Sanofi-Aventis SA	2.4%
Total SA	2.3%
Novartis AG	1.9%
Seven & I Holdings Co., Ltd.	1.8%
GlaxoSmithKline PLC	1.6%
Deutsche Telekom AG	1.6%
Unilever NV	1.5%
Telecom Italia S.p.A.	1.5%
Royal Dutch Shell PLC — Class A	1.3%
Vodafone Group PLC	1.3%

Portfolio holdings are subject to change daily.

ING IM Sleeve(2) — The fund underperformed its benchmark due to weak security selection that was centered in the industrials and consumer staples sectors. From a regional perspective, our modest allocation to emerging markets detracted from the result. By contrast, strong selection in utilities and energy helped to bolster performance. Moreover, strong selection in Japan benefited the Fund.

Outperformers during the period included Inpex Corp., Norilsk Nickel Mining & Metallurgical Co. and Suncor Energy Inc. We believe Inpex Corp., a Japanese oil and gas production company, is well placed to benefit from the need in Japan to diversify away from nuclear energy. Both Norilsk Nickel and Suncor have benefited from steeply rising hard commodity prices.

Stocks hurting performance included Gafisa SA, Danske Bank SA — which underperformed following an unexpected rights issue — and China Railway Group Ltd., which posted disappointing earnings growth.

del Rey Sleeve(2) — For the period from inception* through April 30, 2011, the fund (on a net basis) underperformed its benchmark by approximately 286bps. Most of this underperformance can be attributed to our overweight position in Japan and resulting underweight position in Europe versus the EAFE Index. During the period under review the Japanese market (as measured by the Topix Index) fell 10% in yen terms, having been roughly flat until the earthquake. By contrast, Europe was down about 2% in the same period. Exacerbating these results were currency movements as the Euro appreciated approximately 7% against the Japanese Yen between February 11th and April 30th. Overall, in dollar terms, Europe outperformed Japan by approximately 16% during the period under review.

Aside from the regional mismatch, no individual sectors stood out either good or bad during the period. Weightings within energy, telecom, materials and technology sectors delivered positive contributions to portfolio performance, while consumer discretionary, consumer staples, and industrials detracted.

Broadly speaking, during the reporting period, we benefited from our Eurozone and Canadian exposures, but were hurt by the strong performers of 2010, our overweights in Japan and the materials sector, along with our positions closely tied to the consumer. Most individual stocks remained somewhat range-bound with Alcatel-Lucent (Franco-American telecom equipment) acting as an outlier on the positive side. The reporting period’s top five individual security contributors to portfolio returns were: Alcatel-Lucent, Indra Sistemas, Telecom Italia, Sanofi-Aventis, and Nexen. Lastly, the reporting period’s bottom five individual security detractors from portfolio performance were: Nintendo, Shiseido, Fujifilm, Sega Sammy, and Dai Nippon Printing.

Current Strategy and Outlook: Brandes Sleeve(2) — In all market environments, we search for and hold stocks whose shares are trading at discounts to our estimates of their fair values. Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective — not “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. Country and industry exposures are the result of our individual security selection. As of April 30, 2011, the fund’s most substantial weightings were in Japan and in the diversified telecommunication services industry.

ING IM Sleeve(2) — While headline risks, including rising inflationary pressures in emerging markets, unrest in the Middle East and the serious earthquake in Japan, dominated headlines, international markets took comfort from a stabilizing European sovereign debt outlook and continued monetary ease. The increasing focus on curtailing fiscal deficits did not undermine market sentiment.

Given this backdrop we believe that international equity markets will continue to benefit from positive returns. Most markets have shown great resiliency in the face of adverse geopolitical risk and natural disasters. Since the last commentary we have reduced our emerging market and Japan exposure, favoring European stocks. In addition, we have increased the number of holdings in the fund, seeking to achieve an improved risk/reward ratio.

del Rey Sleeve(2) — The fund’s primary objective continues to be providing our clients with a favorable return over time commensurate with the additional risk they take by investing in equities through our properly diversified and fully invested portfolio. The fund seeks to preserve and thereafter create wealth, on an absolute basis. We strive to outperform the relevant benchmark over an economic cycle, by a large enough margin to deliver superior risk-adjusted returns through an active, research-driven, fundamentals-based investment process. The fund continues to seek, in our opinion, potential investments that trade at attractive absolute valuations, possess strong franchise quality and offer good downside protection/risk-reward.

*	Effective February 11, 2011, del Rey was added as a third sub-adviser.

(1)	Effective December 13, 2010, Philip A. Schwartz has left ING Investment Management, Co., and Martin Jansen joined the investment team as a portfolio manager for the Fund. Effective April 14, 2011, John Pairaktaridis was removed as a portfolio manager to the Fund and David Rabinowitz was added.

(2)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International Value Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of April 30, 2011 (as a percent of net assets)
Japan	32.2%
France	11.5%
Canada	10.6%
United Kingdom	8.4%
South Africa	4.8%
South Korea	4.2%
Netherlands	4.0%
Australia	3.2%
Germany	2.6%
Countries between 1.0%–2.5%ˆ	14.7%
Other Assets and Liabilities — Net*	3.8%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 9 countries, which each represents 1.0%–2.5% of net assets.
Portfolio holdings are subject to change daily.

ING International Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Peter Boardman and Alberto Jimenez Crespo, Portfolio Managers of Tradewinds Global Investors, LLC — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.36% compared to the MSCI Europe, Australasia, Far East® Index (“MSCI EAFE® Index”), which returned 12.71% for the same period.

Portfolio Specifics: Though the Fund posted positive results for the period ending April 30, 2011, it trailed that of the benchmark MSCI EAFE® Index in U.S. Dollar (“USD”) terms. Relative to the benchmark, the Fund continues to have a significant allocation to Japan, which was one of the more muted performing regional equity markets. Not surprisingly, the Fund’s Japanese holdings did not contribute much to absolute returns and was a significant detractor to relative performance. Japanese investments were further dampened in USD terms, as the Yen declined, unlike other major currencies. On a sector basis, the Fund generally benefitted on an absolute and relative basis from its holdings in energy companies but was more than offset by its relative holdings in the materials, industrials and information technology sectors.

Invested across a number of different countries, the Fund’s materials holdings, primarily represented by metals and mining companies, generally contributed to absolute results. But as mentioned above, the Fund’s materials sector was a relative detractor, as the materials sector within the benchmark contained construction materials and chemicals companies which had higher returns. One of the larger individual detractors to absolute results came from this sector. Kinross Gold Corp, the world’s sixth largest gold producer, was under pressure during the period following the release of preliminary operating results and subsequently after posting their fourth quarter and year end results, which were below previous company guidance and market expectations. On a relative basis between the portfolio and the benchmark, industrials compared similarly to materials’ attribution.

For the Fund, information technology was the only sector with a negative return overall. Both the Fund’s overweighted allocation and the holdings therein detracted from relative returns. Nokia, a mobile communication company, which supplies mobile phones and provides mobile and IP networks, was a top individual detractor to Fund results. Nokia’s share price declined following its announcement of making Microsoft Windows Phone 7 its smartphone operating system, while not providing detailed guidance on the transition, and not providing an update on any future pipeline products.

Top Ten Holdings as of April 30, 2011* (as a percent of net assets)
Sanofi-Aventis SA	3.3%
Coca-Cola West Co., Ltd.	3.3%
Barrick Gold Corp.	3.1%
SK Telecom Co., Ltd. ADR	2.9%
Nippon Telegraph & Telephone Corp. ADR	2.8%
AngloGold Ashanti Ltd ADR	2.7%
GlaxoSmithKline PLC	2.7%
AstraZeneca PLC	2.6%
Kinross Gold Corp.	2.6%
Royal Dutch Shell PLC ADR	2.5%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Energy was the top performing sector for both the benchmark and the Fund during the period. Rising oil prices have caused a reevaluation of the enormous worth inherent in companies such as Nexen Inc, Royal Dutch Shell PLC, and Suncor Energy, which drill, produce, refine and distribute this scarce commodity. Natural gas companies like Gazprom OAO have also performed quite well, despite a relatively flat gas price. Sentiment toward the role of abundantly available natural gas in the global energy matrix has turned more favorable in light of increased instability in oil producing countries. Further, the speed with which both oil and natural gas facilities can come online to serve demand compares favorably to the increasingly long lead-time for nuclear power, a difference which is growing more impactful in fulfilling energy needs.

Current Strategy and Outlook: The world seems to be experiencing a particularly trying time as of late, with natural disasters, political unrest and economic disruptions weighing heavily on the minds of investors. It is easy to retreat into dour pessimism in such an atmosphere, and indeed, it isn’t difficult to find commentators who proclaim doom. Many markets produced positive returns for the quarter, however, and it is not difficult to find optimistic pundits who firmly trust that we have passed through the worst of our challenges. The effort of investors to navigate through these polarizing sentiments goes a long way toward explaining the volatility in the markets during the first quarter. We believe excellent businesses which produce real wealth can provide investors with a sensible vehicle to chart a course through the ambiguity of the future. Though we are convinced that several elements currently propping up markets are unsustainable, it’s impossible to tell exactly how long such irrationality will hold sway. Knowing that the future is unknowable, we seek out extraordinary discounts on world-class companies, as we’re persuaded that such an approach is the best way to protect client investments through a wide variety of outcomes.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSIA FUND

Industry Allocation as of April 30, 2011 (as a percent of net assets)
Energy	37.0%
Materials	26.8%
Financials	15.7%
Consumer Staples	6.9%
Utilities	5.2%
Telecommunications	4.9%
Industrials	0.9%
Health Care	0.7%
Consumer Discretionary	0.7%
Other Assets and Liabilities — Net*	1.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Russia Fund (the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Angus Robertson and Remco Vergeer, Portfolio Managers, of ING Investment Management Advisors, B.V. — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 20.78% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned 28.12% and 25.24%, respectively, for the same period.

Portfolio Specifics: The Russian equity market continued its upward momentum since the passing of the financial markets crisis of 2008-2009, helped further in the last six months by the rise in energy and metals commodities. Over this period the price of crude oil rose over 40% while nickel gained 17%, gold 14% and copper 12% all in U.S.-dollar terms. (These returns were boosted by a weaker dollar). With events in the Middle East and the resulting spike in oil prices, global investors have been looking to gain exposure to energy related markets, and Russia has been a clear beneficiary of this. The MSCI Russia 10/40 Index rose 25.24% in U.S.-dollar terms over the period; the domestic indices, the RTS Index in U.S.-dollar and the MICEX Index in rubles, rose 28.12% and 14.3% respectively.

Over the period, the Fund suffered from its overweight exposure to the domestic sectors relative to the MSCI Russia 10/40 Index; it was the non-domestic or resources sectors (both energy and metals) that were in the spotlight. Over the course of 2010 the Fund had narrowed its large underweight in energy, as we believed that valuations were simply too low; there were a number of stock-specific catalysts that looked to be playing out too. Yet, the Fund remained underweight relative to the MSCI Russia 10/40 Index; for liquidity reasons, short term sector rotation in the domestic sectors was not desirable. What’s more, we did not foresee events in the Middle East, and the Fund began 2011 still with an underweight in energy and metals. Early in 2011, we moved to defend the Fund against changing energy prices, increasing exposure to the energy sector by selling the liquid metals and utilities sectors. The metals sector had performed well, while in utilities we became more cautious about the government’s intentions to restrict pricing liberalization. The Fund maintains a preference for domestic exposure (infrastructure, consumption and banking); with the taxation debate re-emerging and the most likely targets being energy and resources companies, we believe the Fund is correctly positioned going forward.

Over the period, both the Fund’s sector allocation and stock selection detracted from relative performance. Energy and materials were the best performing sectors within the MSCI Russia 10/40 Index, rising 32% and 41% respectively, while the Fund held underweights in both sectors. The non-resource or domestic sectors, where the Fund was overweighted and to which it remains committed, underperformed. The negative sector allocation effect was partially offset by an underweight in utilities; however, this was not enough to erase the drag to Fund results from being underweight resources and overweight domestic exposure. Stock selection produced mixed results for the period: contributions from the energy, telecommunications and financial sectors were more than offset by detractions from materials, utilities and industrials.

Top Ten Holdings as of April 30, 2011* (as a percent of net assets)
Sberbank of Russian Federation	10.7%
Gazprom OAO	10.3%
Lukoil-Spon ADR	9.3%
NovaTek OAO GDR	6.3%
MMC Norilsk Nickel ADR	5.2%
Uralkali GDR	4.9%
Mechel OAO ADR	4.8%
Magnit OAO	4.6%
Rosneft Oil Co. GDR	4.0%
VTB Bank OJSC GDR	2.8%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

The top three contributing stock positions were underweights in VTB Bank Jsc and Rushydro Jsc (electricity generation); and an overweight in Novatek Oao (gas production). The worst three detractors were an underweight of Norilsk Nickel (mining), an overweight of IDGC Holdings (electricity distribution) and an underweight of Polyus Gold Oao (mining). The Fund’s cash position, which averaged less than 2% over the period, also detracted from relative performance as the market was on an upward trend.

Current Outlook and Strategy: The strategy of the Fund remains unchanged — we concentrate on seeking to identify long-term, fundamentally attractive opportunities at the stock and sector levels. While we are acutely aware of the impact of external dynamics on the Russian equity market and the volatility that this can bring, we hold our conviction on positioning and do not aim to make significant short-term portfolio changes. In terms of the outlook for Russian equities, we believe the market valuation level in comparison to other emerging markets is attractive, but it must be remembered that Russia has a market of stocks and not a stock market — this can be explained by the wide range of equity valuations seen on different stocks / sectors within Russia, where premiums and discounts are well justified given the fundamental environment for these companies. The Fund continues to seek opportunities that fit well with our view of the development of the Russian economy, thus looking for exposure to domestic demand growth, infrastructure spending, liberalization of markets and external trade. The Fund narrowed its underweight in the energy sector but maintains a longer-term preference for domestic sectors over resource sectors, while the utilities sector has been used as a funding source and is now the Fund’s largest underweight relative to the MSCI Russia 10/40 Index. The majority of the portfolio risk is being taken at the stock level, where we continue to play what we believe to be strong companies against weak companies within their relevant sectors.

*	Effective April 1, 2011, Remco Vergeer was added as a co-portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of April 30, 2011 (as a percent of net assets)
Other Bonds	31.6%
Corporate Bonds/Notes	28.1%
U.S. Government Agency Obligations	14.9%
Collateralized Mortgage Obligations	13.0%
U.S. Treasury Obligations	10.7%
Asset-Backed Securities	5.3%
Purchased Options	0.5%
Municipal Bonds	0.2%
Other Assets and Liabilities — Net*	(4.3)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Global Bond Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Christine Hurtsellers and Michael Mata, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.04% compared to the Barclays Capital Global Aggregate Bond Index (“BCGA Index”), which returned 1.72% for the same period.

Portfolio Specifics: For much of the reporting period, volatility reigned supreme in the financial markets, prompting a “risk-on/risk-off” mentality — buying risky assets such as stocks, then quickly turning to safer investments when uncertainty reared up. Conflict in the Middle East and the rising potential for oil shocks, natural disasters in Japan, fiscal worries in the United States and renewed concern that Greece might default on its debt pushed many investors into risk-off mode, which led to brief episodes of lockstep market movements. Tightening interest-rate measures in Europe were a headwind against the international developed markets. Yet, corporate profits were impressive: In April, S&P 500® Index companies reported their sixth consecutive quarter of double-digit earnings growth. As investors adjusted to each new crisis, they returned to risk-on mode and bought stocks.

Security selection made a significant contribution to results; currency positioning also contributed, though to a lesser extent. Regrettably, these positives were largely offset by the negative impact of the Fund’s duration and yield curve positioning and by a minor drag from sector allocation.

In the early part of the period, the Fund’s overweight to corporate credit contributed to outperformance, as did its high yield corporate bond overweight. Security selection within investment grade corporate bonds also was a positive. Interest rate positioning detracted from results. The Fund held an underweight position in the euro, Japanese yen and UK pound and a neutral position in the U.S. dollar; the euro underweight helped results. Allocation to certain emerging market (“EM”) currencies such as the Indonesian rupiah and the Philippine peso also contributed to performance.

During the latter part of the period, the Fund’s underweight to the Japanese yen was beneficial as the yen declined in the wake of the devastating earthquake and tsunami. The Fund also benefited from overweights of the Korean won, Australian dollar, Swedish krona and Norwegian krone. Sector allocation was a modest detractor from performance. Several spread sectors, or non-Treasury credits, underperformed during the period as the geopolitical events in Japan and in Northern Africa caused risk aversion to increase. This drag was offset, however, by security selection among the portfolio’s investment-grade credit and mortgage-backed holdings.

Top Ten Holdings as of April 30, 2011 (as a percent of net assets)
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/14	9.2%
Korea Treasury Bond, 4.750%, 12/10/11	4.0%
Mexican Federal Treasury Certificates (CETES), 4.630%, 09/22/11	2.7%
MBNA Credit Card Master Note Trust, 5.600%, 07/17/14	2.3%
Mexican Udibonos, 4.000%, 06/13/19	2.1%
Fannie Mae, 4.500%, 06/01/37	2.1%
United States Treasury Note, 1.250%, 04/15/14	2.0%
United States Treasury Inflation Indexed Bonds, 0.500%, 04/15/15	1.9%
Bundesrepublik Deutschland, 3.750%, 01/04/19	1.9%
Fannie Mae, 5.000%, 06/01/37	1.7%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: April ended with the announcement of a larger than expected drop in the rate of economic growth in the United States. U.S. Gross domestic product growth fell to 1.8% in the first quarter of 2011 compared to a fourth quarter 2010 reading of slightly better than 3%. Nonetheless, we believe economic expansion in the U.S. will support risk asset outperformance for the remainder of the year. We believe a struggling housing market and employment slack will keep domestic core inflation contained. The Fund remains overweight across most spread sectors. We continue to like both investment grade and high yield corporate bonds: strong earnings and clean balance sheets make for attractive credit fundamentals, in our opinion.

In our opinion, we still see risks within peripheral Europe, as the PIIG nations (Portugal, Italy, Ireland and Greece) struggle with fiscal problems and threats of restructuring. Japan is in rebuilding mode from natural disasters. In the UK, austerity measures are likely increasing the chances of downside surprises there. We remain underweight U.S. Treasuries and Japanese government bonds in duration terms but favor UK, Germany, Brazil and Mexico by maintaining overweight duration allocations in these and other select countries where interest rates and stages of monetary cycles are much more attractive.

The Fund is slightly underweight the U.S. dollar, underweight the yen, Australian dollar, Swiss franc and New Zealand dollar. At this juncture we favor the Korean won, South African rand, Norwegian krone, Mexican peso and Colombian peso.

We continue to see value in emerging market debt. Inflation pressures in several emerging markets are showing signs of moderating and in our opinion strong fundamentals remain intact. So far the political uncertainties in the Middle East remain contained. We are seeing attractive value in local currency bonds with the weakening U.S. dollar. Also, in many EM countries yield curves have steepened significantly. In our view, there are several cases where they are pricing in over-aggressive tightening and consequently are now presenting attractive opportunities.

*	Effective April 12, 2011, Chris Diaz was removed as a portfolio manager to the Fund and Christine Hurtsellers was added.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING DIVERSIFIED INTERNATIONAL FUND

Asset Allocation as of April 30, 2011 (as a percent of net assets)
ING International Core Fund — Class I	25.1%
ING International Growth Fund — Class I	20.2%
ING Emerging Countries Fund — Class I	19.8%
ING International Value Fund — Class I	10.6%
ING International SmallCap Multi-Manager Fund — Class I	10.1%
ING International Value Choice Fund — Class I	9.6%
ING International Real Estate Fund — Class I	5.0%
Other Assets and Liabilities — Net	(0.4)%
Net Assets	100.0%

ING Diversified International Fund (the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by ING Investments, LLC. The Fund is managed by ING Investments, LLC, under the guidance of an Asset Allocation Committee.(1)

Performance: For the six-month period ended April 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.88% compared to the MSCI All Country World IndexSM (ex-US) (“MSCI ACWI (ex-US)”) which returned 12.44% for the same period.

Portfolio Specifics: During the period we implemented a few changes to the Underlying Funds. We replaced ING Index Plus International Equity Fund, managed by ING IM B.V., with ING International Core Fund, managed by Wellington Management Company, LLP and Thornburg Investment Management, Inc. In addition, ING International Capital Appreciation Fund, managed by Hansberger Global Investors, Inc., was replaced with ING International Growth Fund, managed by T. Rowe Price Associates, Inc. and Baillie Gifford Overseas Limited.

The Fund’s underperformance relative to its benchmark was related to the performance of the Underlying Funds. The majority of the Underlying Funds underperformed their individual benchmarks over the reporting period and detracted for the Fund’s over all performance. ING International Value Choice Fund, ING Emerging Countries Fund, ING International Value Fund and ING Index Plus International Equity Fund had the largest negative impact. ING International Capital Appreciation Fund had the largest positive impact, while the effects of ING International Core Fund, and ING International Small Cap Muli-Manager Fund were relatively minor. The Fund is managed to a long term strategic asset allocation, which differs in some respects from the asset allocation underlying MSCI ACWI (ex-US). The effect of this was largely neutral over the reporting period as the beneficial effect of the Fund’s specific allocation to international small caps was offset by the drag from the Fund’s specific allocation to lagging real estate stocks and its underweight to outperforming Canadian stocks.

Target Allocations as of April 30, 2011 (as a percent of net assets)
International Core	25%
International Growth	20%
International Value	20%
International Small Cap	10%
Emerging Markets	20%
International Real Estate	5%

Portfolio holdings are subject to change daily.

Over the period, tightening measures in Europe were a headwind against the international developed markets. These measures included value-added tax (VAT) hikes and budget cuts. Credit default spreads in the European periphery widened, particularly for Greece, Portugal and Spain. Europe continued to face sovereign debt concerns with large government bond issues expected to put pressure on the euro exchange rate.

The Fund departs from its long term strategic asset allocation to take advantage of perceived shorter-term tactical opportunities. Early in the reporting period, the Fund had an overweight in large cap growth versus value. Later on this was reversed with value favored over growth. Both of these tactical moves contributed to performance. An overweight position in emerging markets funded by an underweight in large cap core was initially profitable but ultimately detracted as emerging markets fell out of favor.

Current Strategy and Outlook: Given our renewed confidence in the growth potential of emerging economies, the Fund is currently overweight emerging markets and underweight developed markets. We believe that the fundamentals that propelled emerging market equities to outperformance in 2009 and 2010 — strong economic growth, low debt levels, superior profitability and increasing global importance — remain in place. What’s more, in our view, price momentum and investor fund flows are trending favorably for emerging markets.

(1)	The members of the Asset Allocation Committee are: William A. Evans, Paul Zemsky and Heather Hackett.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 to April 30, 2011. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2011*	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2011*
ING Global Equity Dividend Fund
Class A	$1,000.00	$1,107.90	1.40%	$7.32	$1,000.00	$1,017.85	1.40%	$7.00
Class B	1,000.00	1,104.00	2.15	11.22	1,000.00	1,014.13	2.15	10.74
Class C	1,000.00	1,102.50	2.15	11.21	1,000.00	1,014.13	2.15	10.74
Class I	1,000.00	1,110.00	1.00	5.23	1,000.00	1,019.84	1.00	5.01
Class O	1,000.00	1,108.20	1.40	7.32	1,000.00	1,017.85	1.40	7.00
Class W	1,000.00	1,108.90	1.15	6.01	1,000.00	1,019.09	1.15	5.76
ING Global Natural Resources Fund
Class A	1,000.00	1,284.30	1.45	8.21	1,000.00	1,017.60	1.45	7.25
Class I	1,000.00	1,288.30	1.04	5.90	1,000.00	1,019.64	1.04	5.21
Class W	1,000.00	1,286.40	1.20	6.80	1,000.00	1,018.84	1.20	6.01

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2011*	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2011*
ING Global Real Estate Fund
Class A	$1,000.00	$1,102.20	1.29%	$6.72	$1,000.00	$1,018.40	1.29%	$6.46
Class B	1,000.00	1,098.80	2.04	10.62	1,000.00	1,014.68	2.04	10.19
Class C	1,000.00	1,098.30	2.04	10.61	1,000.00	1,014.68	2.04	10.19
Class I	1,000.00	1,104.50	0.97	5.06	1,000.00	1,019.98	0.97	4.86
Class O	1,000.00	1,102.10	1.29	6.72	1,000.00	1,018.40	1.29	6.46
Class W	1,000.00	1,104.00	1.04	5.43	1,000.00	1,019.64	1.04	5.21
ING Global Value Choice Fund
Class A	1,000.00	1,131.50	1.41	7.45	1,000.00	1,017.80	1.41	7.05
Class B	1,000.00	1,127.30	2.16	11.39	1,000.00	1,014.08	2.16	10.79
Class C	1,000.00	1,127.40	2.16	11.39	1,000.00	1,014.08	2.16	10.79
Class I	1,000.00	1,133.20	1.06	5.61	1,000.00	1,019.54	1.06	5.31
Class W	1,000.00	1,133.00	1.16	6.13	1,000.00	1,019.04	1.16	5.81
ING Emerging Countries Fund
Class A	1,000.00	1,062.30	1.77	9.05	1,000.00	1,016.02	1.77	8.85
Class B	1,000.00	1,058.40	2.52	12.86	1,000.00	1,012.30	2.52	12.57
Class C	1,000.00	1,058.40	2.52	12.86	1,000.00	1,012.30	2.52	12.57
Class I	1,000.00	1,064.60	1.38	7.06	1,000.00	1,017.95	1.38	6.90
Class W	1,000.00	1,063.30	1.52	7.78	1,000.00	1,017.26	1.52	7.60
ING Global Opportunities Fund
Class A	1,000.00	1,125.40	1.51	7.96	1,000.00	1,017.31	1.51	7.55
Class B	1,000.00	1,120.40	2.26	11.88	1,000.00	1,013.59	2.26	11.28
Class C	1,000.00	1,120.50	2.26	11.88	1,000.00	1,013.59	2.26	11.28
Class I	1,000.00	1,128.10	1.06	5.59	1,000.00	1,019.54	1.06	5.31
Class W	1,000.00	1,124.50	1.26	6.64	1,000.00	1,018.55	1.26	6.31
ING Greater China Fund
Class A	1,000.00	1,054.00	2.02	10.29	1,000.00	1,014.78	2.02	10.09
Class B	1,000.00	1,049.90	2.77	14.08	1,000.00	1,011.06	2.77	13.81
Class C	1,000.00	1,050.30	2.77	14.08	1,000.00	1,011.06	2.77	13.81
Class I	1,000.00	1,055.00	1.77	9.02	1,000.00	1,016.02	1.77	8.85
Class O	1,000.00	1,053.90	2.02	10.29	1,000.00	1,014.78	2.02	10.09
ING Index Plus International Equity Fund
Class A	1,000.00	1,127.40	1.15	6.07	1,000.00	1,019.09	1.15	5.76
Class B	1,000.00	1,123.80	1.90	10.01	1,000.00	1,015.37	1.90	9.49
Class C	1,000.00	1,123.70	1.90	10.00	1,000.00	1,015.37	1.90	9.49
Class I	1,000.00	1,131.10	0.65	3.43	1,000.00	1,021.57	0.65	3.26
Class O	1,000.00	1,127.10	1.15	6.07	1,000.00	1,019.09	1.15	5.76
ING International Capital Appreciation Fund
Class A	1,000.00	1,148.80	1.46	7.78	1,000.00	1,017.55	1.46	7.30
Class B	1,000.00	1,145.10	2.21	11.75	1,000.00	1,013.84	2.21	11.03
Class C	1,000.00	1,144.50	2.21	11.75	1,000.00	1,013.84	2.21	11.03
Class I	1,000.00	1,150.90	1.00	5.33	1,000.00	1,019.84	1.00	5.01
Class W	1,000.00	1,150.90	1.21	6.45	1,000.00	1,018.79	1.21	6.06

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2011*	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2011*
ING International Core Fund
Class I(1)	$1,000.00	$1,055.00	0.95%	$2.19	$1,000.00	$1,020.08	0.95%	$4.76
ING International Growth Fund
Class I(2)	1,000.00	1,089.00	0.99	3.26	1,000.00	1,019.89	0.99	4.96
ING International Real Estate Fund
Class A	1,000.00	1,071.20	1.42	7.29	1,000.00	1,017.75	1.42	7.10
Class B	1,000.00	1,066.50	2.17	11.12	1,000.00	1,014.03	2.17	10.84
Class C	1,000.00	1,067.00	2.17	11.12	1,000.00	1,014.03	2.17	10.84
Class I	1,000.00	1,071.40	1.11	5.70	1,000.00	1,019.29	1.11	5.56
Class W	1,000.00	1,072.40	1.17	6.01	1,000.00	1,018.99	1.17	5.86
ING International SmallCap Multi-Manager Fund
Class A	1,000.00	1,165.30	1.73	9.29	1,000.00	1,016.22	1.73	8.65
Class B	1,000.00	1,161.60	2.38	12.76	1,000.00	1,012.99	2.38	11.88
Class C	1,000.00	1,161.80	2.38	12.76	1,000.00	1,012.99	2.38	11.88
Class I	1,000.00	1,168.40	1.25	6.72	1,000.00	1,018.60	1.25	6.26
Class O	1,000.00	1,165.90	1.63	8.75	1,000.00	1,016.71	1.63	8.15
Class W	1,000.00	1,167.50	1.38	7.42	1,000.00	1,017.95	1.38	6.90
ING International Value Fund
Class A	1,000.00	1,101.00	1.63	8.49	1,000.00	1,016.71	1.63	8.15
Class B	1,000.00	1,096.90	2.33	12.11	1,000.00	1,013.24	2.33	11.63
Class C	1,000.00	1,097.80	2.33	12.12	1,000.00	1,013.24	2.33	11.63
Class I	1,000.00	1,102.90	1.25	6.52	1,000.00	1,018.60	1.25	6.26
Class W	1,000.00	1,102.90	1.33	6.93	1,000.00	1,018.20	1.33	6.66
ING International Value Choice Fund
Class A	1,000.00	1,083.60	1.60	8.27	1,000.00	1,016.86	1.60	8.00
Class B	1,000.00	1,079.90	2.35	12.12	1,000.00	1,013.14	2.35	11.73
Class C	1,000.00	1,080.40	2.35	12.12	1,000.00	1,013.14	2.35	11.73
Class I	1,000.00	1,086.20	1.26	6.52	1,000.00	1,018.55	1.26	6.31
Class W	1,000.00	1,084.90	1.35	6.98	1,000.00	1,018.10	1.35	6.76
ING Russia Fund
Class A	1,000.00	1,207.80	1.97	10.78	1,000.00	1,015.03	1.97	9.84
Class I	1,000.00	1,209.30	1.63	8.93	1,000.00	1,016.71	1.63	8.15
ING Global Bond Fund
Class A	1,000.00	1,020.40	0.91	4.56	1,000.00	1,020.28	0.91	4.56
Class B	1,000.00	1,017.60	1.66	8.30	1,000.00	1,016.56	1.66	8.30
Class C	1,000.00	1,017.60	1.66	8.30	1,000.00	1,016.56	1.66	8.30
Class I	1,000.00	1,023.10	0.56	2.81	1,000.00	1,022.02	0.56	2.81
Class O	1,000.00	1,020.80	0.91	4.56	1,000.00	1,020.28	0.91	4.56
Class W	1,000.00	1,022.10	0.66	3.31	1,000.00	1,021.52	0.66	3.31

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was February 8, 2011. Expenses paid for the Actual Fund Return reflect the 82-day period ended April 30, 2011.

(2)	Commencement of operations was January 5, 2011. Expenses paid for the Actual Fund Return reflect the 115-day period ended April 30, 2011.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2011*	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2011*
ING Diversified International Fund**
Class A	$1,000.00	$1,118.80	0.50%	$2.63	$1,000.00	$1,022.32	0.50%	$2.51
Class B	1,000.00	1,114.80	1.25	6.55	1,000.00	1,018.60	1.25	6.26
Class C	1,000.00	1,113.10	1.25	6.55	1,000.00	1,018.60	1.25	6.26
Class I	1,000.00	1,120.10	0.25	1.31	1,000.00	1,023.55	0.25	1.25
Class O	1,000.00	1,117.70	0.50	2.63	1,000.00	1,022.32	0.50	2.51
Class R	1,000.00	1,116.80	0.75	3.94	1,000.00	1,021.08	0.75	3.76
Class W	1,000.00	1,119.60	0.25	1.31	1,000.00	1,023.55	0.25	1.25

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2011 (UNAUDITED)

	ING Global Equity Dividend Fund	ING Global Natural Resources Fund	ING Global Real Estate Fund	ING Global Value Choice Fund
ASSETS:
Investments in securities at value+*	$105,290,903	$140,549,458	$3,685,095,261	$685,513,206
Short-term investments**	338,970	3,787,000	164,943,916	71,235,282
Cash	2,844,135	640	—	—
Foreign currencies at value***	506,813	25,765	1,451,739	—
Receivables:
Investment securities sold	3,997,167	447,219	4,563,232	12,784,269
Fund shares sold	9,664	289,012	24,711,536	5,574,371
Dividends and interest	514,752	23,470	9,138,947	2,230,807
Prepaid expenses	39,951	27,253	143,285	77,113
Reimbursement due from manager	880	—	—	—
Total assets	113,543,235	145,149,817	3,890,047,916	777,415,048

LIABILITIES:
Payable for investment securities purchased	1,546,507	376,028	29,528	14,394,494
Payable for fund shares redeemed	296,661	53,662	5,386,715	2,457,532
Payable upon receipt of securities loaned	363,750	—	83,318,176	20,378,083
Unrealized depreciation on forward foreign currency contracts	—	—	—	160
Payable to affiliates	113,011	137,698	2,892,034	756,144
Payable for directors fees	630	636	16,295	3,157
Other accrued expenses and liabilities	144,643	98,788	1,311,513	170,274
Total liabilities	2,465,202	666,812	92,954,261	38,159,844
NET ASSETS	$111,078,033	$144,483,005	$3,797,093,655	$739,255,204

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$184,682,424	$121,814,280	$3,803,738,474	$629,908,626
Undistributed (distributions in excess of) net investment income	329,807	(212,923)	5,432,027	747,227
Accumulated net realized gain (loss)	(87,027,223)	(18,982,513)	(938,398,751)	31,493,111
Net unrealized appreciation	13,093,025	41,864,161	926,321,905	77,106,240
NET ASSETS	$111,078,033	$144,483,005	$3,797,093,655	$739,255,204

+ Including securities loaned at value	$356,055	$—	$81,261,848	$19,702,381
* Cost of investments in securities	$92,194,894	$98,686,258	$2,758,307,147	$608,379,476
** Cost of short-term investments	$363,750	$3,787,000	$165,492,980	$71,292,836
*** Cost of foreign currencies	$494,854	$24,867	$1,444,724	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

	ING Global Equity Dividend Fund	ING Global Natural Resources Fund	ING Global Real Estate Fund	ING Global Value Choice Fund
Class A:
Net assets	$41,703,829	$136,373,337	$1,447,084,008	$284,336,018
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	3,678,531	12,053,667	82,767,245	8,008,036
Net asset value and redemption price per share	$11.34	$11.31	$17.48	$35.51
Maximum offering price per share (5.75%)(1)	$12.03	$12.00	$18.55	$37.68

Class B:
Net assets	$8,884,290	n/a	$18,447,750	$7,305,037
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	785,705	n/a	1,272,566	192,697
Net asset value and redemption price per share(2)	$11.31	n/a	$14.50	$37.91

Class C:
Net assets	$28,386,331	n/a	$235,604,873	$151,224,155
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	2,517,732	n/a	15,336,688	4,517,375
Net asset value and redemption price per share(2)	$11.27	n/a	$15.36	$33.48

Class I:
Net assets	$14,273,167	$5,476,753	$1,729,491,091	$245,590,368
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,257,741	482,571	98,888,968	6,854,202
Net asset value and redemption price per share	$11.35	$11.35	$17.49	$35.83

Class O:
Net assets	$15,360,883	n/a	$15,366,619	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$—	n/a	$—	n/a
Shares outstanding	1,357,260	n/a	878,873	n/a
Net asset value and redemption price per share	$11.32	n/a	$17.48	n/a

Class W:
Net assets	$2,469,533	$2,632,915	$351,099,314	$50,799,626
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	199,016	184,462	20,043,462	1,420,692
Net asset value and redemption price per share	$12.41	$14.27	$17.52	$35.76

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2011 (UNAUDITED)

	ING Emerging Countries Fund	ING Global Opportunities Fund	ING Greater China Fund	ING Index Plus International Equity Fund
ASSETS:
Investments in securities at value+*	$175,087,123	$96,521,270	$44,445,236	$99,767,911
Short-term investments**	2,774,892	498,083	—	1,375,000
Cash	—	3,907,393	45,700	84,062
Cash collateral for futures	—	—	—	171,887
Foreign currencies at value***	268,714	1,266,231	150,420	364,309
Receivables:
Investment securities sold	294,431	1,988,332	644,344	5,011
Fund shares sold	89,296	9,040	53,139	22,827
Dividends and interest	351,785	452,119	104,020	604,475
Prepaid expenses	41,105	47,195	39,879	40,546
Reimbursement due from manager	—	1,223	21,107	27,212
Total assets	178,907,346	104,690,886	45,503,845	102,463,240

LIABILITIES:
Payable for investment securities purchased	142	2,650,787	350,702	245
Payable for fund shares redeemed	396,023	543,907	50,718	29,308
Payable upon receipt of securities loaned	2,807,215	532,824	—	—
Payable to affiliates	184,477	140,901	59,837	66,929
Payable to custodian due to bank overdraft	31,380	—	—	—
Payable for directors fees	850	551	228	605
Other accrued expenses and liabilities	159,223	319,195	62,999	123,780
Total liabilities	3,579,310	4,188,165	524,484	220,867
NET ASSETS	$175,328,036	$100,502,721	$44,979,361	$102,242,373

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$206,105,214	$195,685,438	$36,771,465	$155,246,719
Undistributed (distributions in excess of) net investment income	(322,803)	(241,341)	(330,078)	846,067
Accumulated net realized loss	(73,701,971)	(115,264,147)	(1,294,768)	(75,355,488)
Net unrealized appreciation	43,247,596	20,322,771	9,832,742	21,505,075
NET ASSETS	$175,328,036	$100,502,721	$44,979,361	$102,242,373

+ Including securities loaned at value	$2,604,376	$490,628	$—	$—
* Cost of investments in securities	$131,812,373	$76,248,313	$34,613,864	$78,519,936
** Cost of short-term investments	$2,807,215	$532,824	$—	$1,375,000
*** Cost of foreign currencies	$268,323	$1,217,393	$149,195	$355,629

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

	ING Emerging Countries Fund	ING Global Opportunities Fund	ING Greater China Fund	ING Index Plus International Equity Fund
Class A:
Net assets	$82,239,334	$46,851,540	$28,613,845	$9,319,867
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,680,870	3,026,466	1,673,191	1,002,288
Net asset value and redemption price per share	$30.68	$15.48	$17.10	$9.30
Maximum offering price per share (5.75%)(1)	$32.55	$16.42	$18.13	$9.87

Class B:
Net assets	$3,023,284	$7,535,932	$2,529,042	$629,192
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	100,480	507,371	149,515	67,256
Net asset value and redemption price per share(2)	$30.09	$14.85	$16.91	$9.36

Class C:
Net assets	$14,595,999	$38,350,064	$6,072,641	$1,231,368
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	516,753	2,581,682	358,836	132,745
Net asset value and redemption price per share(2)	$28.25	$14.85	$16.92	$9.28

Class I:
Net assets	$69,846,661	$7,598,712	$2,077,620	$42,408,484
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,263,529	481,351	121,463	4,550,539
Net asset value and redemption price per share	$30.86	$15.79	$17.10	$9.32

Class O:
Net assets	n/a	n/a	$5,686,213	$48,653,462
Shares authorized	n/a	n/a	unlimited	unlimited
Par value	n/a	n/a	$—	$—
Shares outstanding	n/a	n/a	335,399	5,269,878
Net asset value and redemption price per share	n/a	n/a	$16.95	$9.23

Class W:
Net assets	$5,622,758	$166,473	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$—	$—	n/a	n/a
Shares outstanding	174,338	9,825	n/a	n/a
Net asset value and redemption price per share	$32.25	$16.94	n/a	n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2011 (UNAUDITED)

	ING International Capital Appreciation Fund	ING International Core Fund	ING International Growth Fund	ING International Real Estate Fund
ASSETS:
Investments in securities at value+*	$51,948,361	$267,884,610	$175,703,709	$651,987,440
Short-term investments**	782,347	5,048,939	4,005,605	—
Short-term investments at amortized cost	—	—	312,718	—
Cash	145,179	526,102	930,134	7,215,814
Foreign currencies at value***	7,118	53,909	466,946	337,469
Receivables:
Investment securities sold	115,180	3,677,864	2,115,773	1,997,604
Fund shares sold	9,917	20,099	11,504	2,685,452
Dividends and interest	245,822	1,163,392	688,662	3,014,350
Unrealized appreciation on forward foreign currency contracts	—	390	—	—
Prepaid Offering	—	52,315	45,891	—
Prepaid expenses	40,085	—	21,225	52,035
Reimbursement due from manager	20,169	9,148	6,231	—
Total assets	53,314,178	278,436,768	184,308,398	667,290,164
LIABILITIES:
Payable for investment securities purchased	101	3,229,822	941,226	489,025
Payable for fund shares redeemed	38,064	265,795	178,470	2,207,746
Payable upon receipt of securities loaned	798,300	—	4,005,605	—
Unrealized depreciation on forward foreign currency contracts	—	145,737	950	—
Payable to affiliates	52,620	192,436	121,758	614,150
Payable to custodian due to bank overdraft	—	—	—	—
Payable for directors fees	381	1,237	783	3,197
Other accrued expenses and liabilities	105,172	100,247	80,427	280,502
Total liabilities	994,638	3,935,274	5,329,219	3,594,620
NET ASSETS	$52,319,540	$274,501,494	$178,979,179	$663,695,544

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$93,702,609	$257,989,791	$164,568,527	$865,738,231
Undistributed net investment income	67,139	1,358,319	1,071,441	1,291,042
Accumulated net realized gain (loss)	(52,093,557)	(1,874,901)	892,115	(345,788,679)
Net unrealized appreciation	10,643,349	17,028,285	12,447,096	142,454,950
NET ASSETS	$52,319,540	$274,501,494	$178,979,179	$663,695,544

+ Including securities loaned at value	$760,153	$—	$3,023,116	$—
* Cost of investments in securities	$41,301,098	$250,727,943	$163,273,033	$509,564,112
** Cost of short-term investments	$798,300	$5,048,939	$4,005,605	$—
*** Cost of foreign currencies	$7,135	$53,909	$465,918	$335,072

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

	ING International Capital Appreciation Fund	ING International Core Fund	ING International Growth Fund	ING International Real Estate Fund
Class A:
Net assets	$24,206,315	n/a	n/a	$281,909,165
Shares authorized	unlimited	n/a	n/a	unlimited
Par value	$—	n/a	n/a	$—
Shares outstanding	2,097,157	n/a	n/a	30,942,317
Net asset value and redemption price per share	$11.54	n/a	n/a	$9.11
Maximum offering price per share (5.75%)(1)	$12.24	n/a	n/a	$9.67

Class B:
Net assets	$1,732,742	n/a	n/a	$2,821,560
Shares authorized	unlimited	n/a	n/a	unlimited
Par value	$—	n/a	n/a	$—
Shares outstanding	152,793	n/a	n/a	310,736
Net asset value and redemption price per share(2)	$11.34	n/a	n/a	$9.08

Class C:
Net assets	$8,059,565	n/a	n/a	$24,439,034
Shares authorized	unlimited	n/a	n/a	unlimited
Par value	$—	n/a	n/a	$—
Shares outstanding	708,157	n/a	n/a	2,693,189
Net asset value and redemption price per share(2)	$11.38	n/a	n/a	$9.07

Class I:
Net assets	$6,954,230	$274,501,494	$178,979,179	$340,271,166
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	603,855	26,020,149	16,440,417	37,306,804
Net asset value and redemption price per share	$11.52	$10.55	$10.89	$9.12

Class W:
Net assets	$11,366,688	n/a	n/a	$14,254,619
Shares authorized	unlimited	n/a	n/a	unlimited
Par value	$—	n/a	n/a	$—
Shares outstanding	983,924	n/a	n/a	1,558,397
Net asset value and redemption price per share	$11.55	n/a	n/a	$9.15

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2011 (UNAUDITED)

	ING International SmallCap Multi-Manager Fund	ING International Value Fund	ING International Value Choice Fund	ING Russia Fund
ASSETS:
Investments in securities at value+*	$481,309,243	$1,039,045,533	$52,670,607	$501,783,820
Short-term investments**	3,267,451	11,167,988	1,886,858	27,182,557
Short-term investments at amortized cost	—	—	—	—
Cash	2,179,636	—	—	6,454,475
Foreign currencies at value***	995,102	3,812,002	53,736	—
Receivables:
Investment securities sold	5,457,009	5,158,362	—	—
Fund shares sold	665,762	441,421	109,184	534,965
Dividends and interest	1,908,467	10,546,360	201,085	1,226,549
Unrealized appreciation on forward foreign currency contracts	19,591	1,846	—	—
Prepaid expenses	50,781	56,175	44,243	23,523
Total assets	495,853,042	1,070,229,687	54,965,713	537,205,889

LIABILITIES:
Payable for investment securities purchased	2,847,173	3,879,756	181	—
Payable for fund shares redeemed	396,350	3,533,142	93,198	891,766
Payable upon receipt of securities loaned	1,715,346	1,951,588	—	27,350,847
Unrealized depreciation on forward foreign currency contracts	—	426	—	—
Payable to affiliates	500,180	1,220,639	54,398	676,586
Payable to custodian due to bank overdraft	—	182,842	—	—
Payable to custodian due to foreign currency overdraft****	—	—	—	196
Payable for directors fees	2,309	5,677	268	2,395
Other accrued expenses and liabilities	431,689	942,237	46,224	598,920
Total liabilities	5,893,047	11,716,307	194,269	29,520,710
NET ASSETS	$489,959,995	$1,058,513,380	$54,771,444	$507,685,179

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$680,139,341	$1,856,938,290	$63,199,380	$420,359,300
Undistributed net investment income (accumulated net investment loss)	612,332	5,874,076	255,764	(2,787,438)
Accumulated net realized loss	(298,124,198)	(871,263,889)	(14,608,417)	(100,180,269)
Net unrealized appreciation	107,332,520	66,964,903	5,924,717	190,293,586
NET ASSETS	$489,959,995	$1,058,513,380	$54,771,444	$507,685,179

+ Including securities loaned at value	$1,577,804	$1,909,831	$—	$26,002,607
* Cost of investments in securities	$374,052,372	$972,441,092	$46,748,918	$311,337,973
** Cost of short-term investments	$3,283,390	$11,408,446	$1,886,858	$27,350,847
*** Cost of foreign currencies	$978,050	$3,801,286	$53,794	$—
**** Cost of foreign currency overdraft	$—	$—	$—	$191

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

	ING International SmallCap Multi-Manager Fund	ING International Value Fund	ING International Value Choice Fund	ING Russia Fund
Class A:
Net assets	$145,798,798	$483,742,150	$26,228,665	$496,638,527
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$0.01	$—	$—
Shares outstanding	3,343,814	38,029,071	2,226,025	11,259,339
Net asset value and redemption price per share	$43.60	$12.72	$11.78	$44.11
Maximum offering price per share (5.75%)(1)	$46.26	$13.50	$12.50	$46.80

Class B:
Net assets	$4,284,438	$2,394,605	$844,182	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$—	$0.01	$—	n/a
Shares outstanding	93,403	187,188	72,605	n/a
Net asset value and redemption price per share(2)	$45.87	$12.79	$11.63	n/a

Class C:
Net assets	$32,384,596	$192,543,675	$5,829,554	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$—	$0.01	$—	n/a
Shares outstanding	795,578	15,607,940	500,897	n/a
Net asset value and redemption price per share(2)	$40.71	$12.34	$11.64	n/a

Class I:
Net assets	$255,088,354	$379,092,163	$21,759,063	$11,046,652
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$0.01	$—	$—
Shares outstanding	5,844,404	29,878,436	1,847,310	249,284
Net asset value and redemption price per share	$43.65	$12.69	$11.78	$44.31

Class O:
Net assets	$1,691,507	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$—	n/a	n/a	n/a
Shares outstanding	39,097	n/a	n/a	n/a
Net asset value and redemption price per share	$43.26	n/a	n/a	n/a

Class W:
Net assets	$50,712,302	$740,787	$109,980	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$—	$0.01	$—	n/a
Shares outstanding	981,662	58,428	9,334	n/a
Net asset value and redemption price per share	$51.66	$12.68	$11.78	n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2011 (UNAUDITED)

	ING Global Bond Fund	ING Diversified International Fund
ASSETS:
Investments in securities at value*	$548,523,537	$—
Investments in affiliates**	—	180,596,338
Short-term investments***	2,497,000	—
Short-term investments at amortized cost	5,999,872	—
Cash	16,677	30,511
Derivatives collateral at broker (Note 2)	2,770,000	—
Cash collateral for futures	1,105,489	—
Foreign currencies at value****	9,659,690	—
Foreign Cash Collateral for Futures*****	1,515,962	—
Receivables:
Investment securities sold	11,953,798	340,226
Investment securities sold on a delayed-delivery or when-issued basis	41,697,748	—
Fund shares sold	1,213,987	41,047
Dividends and interest	5,148,610	—
Unrealized appreciation on forward foreign currency contracts	23,145,523	—
Unrealized appreciation on swap agreements	450,924	—
Prepaid expenses	85,391	55,600
Reimbursement due from manager	31,167	16,318
Total assets	655,815,375	181,080,040

LIABILITIES:
Payable for investment securities purchased	4,647,797	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	92,214,357	—
Payable for fund shares redeemed	3,071,196	832,070
Payable to counterparty for derivatives collateral (Note 2)	460,000	—
Unrealized depreciation on forward foreign currency contracts	20,096,078	—
Unrealized depreciation on swap agreements	2,516,677	—
Payable to affiliates	322,232	91,043
Payable for directors fees	2,584	925
Other accrued expenses and liabilities	237,700	230,215
Written options, at fair valueˆ	2,538,770	—
Payable for borrowings against line of credit	3,715,000	—
Total liabilities	129,822,391	1,154,253
NET ASSETS	$525,992,984	$179,925,787

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$498,678,267	$313,630,432
Undistributed net investment income	1,571,498	264,706
Accumulated net realized loss	(2,066,720)	(160,326,071)
Net unrealized appreciation	27,809,939	26,356,720
NET ASSETS	$525,992,984	$179,925,787

* Cost of investments in securities	$521,964,532	$—
** Cost of investments in affiliates	$—	$154,239,618
*** Cost of short-term investments	$2,497,000	$—
**** Cost of foreign currencies	$9,408,154	$—
***** Cost of foreign cash collateral for futures	$1,515,962	$—
ˆ Premiums received on written options	$1,178,590	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

	ING Global Bond Fund		ING Diversified International Fund
Class A:
Net assets	$188,564,012		$95,797,527
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	15,541,736		9,265,301
Net asset value and redemption price per share	$12.13		$10.34
Maximum offering price per share	$12.44	(1)	$10.97	(2)

Class B:
Net assets	$2,545,798		$14,752,841
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	211,705		1,430,097
Net asset value and redemption price per share(3)	$12.03		$10.32

Class C:
Net assets	$81,761,804		$54,446,524
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	6,774,092		5,289,770
Net asset value and redemption price per share(3)	$12.07		$10.29

Class I:
Net assets	$237,315,482		$8,150,928
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	19,617,254		790,538
Net asset value and redemption price per share	$12.10		$10.31

Class O:
Net assets	$3,544,615		$4,009,475
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	297,032		390,766
Net asset value and redemption price per share	$11.93		$10.26

Class R:
Net assets	n/a		$170,220
Shares authorized	n/a		unlimited
Par value	n/a		$—
Shares outstanding	n/a		16,649
Net asset value and redemption price per share	n/a		$10.22

Class W:
Net assets	$12,261,273		$2,598,272
Shares authorized	unlimited		unlimited
Par value	$—		$—
Shares outstanding	1,027,777		252,828
Net asset value and redemption price per share	$11.93		$10.28

(1) Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2) Maximum offering price is 5.75% and is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(3) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2011 (UNAUDITED)

	ING Global Equity Dividend Fund	ING Global Natural Resources Fund	ING Global Real Estate Fund	ING Global Value Choice Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$2,095,954	$748,932	$38,582,577	$5,204,351
Interest, net of foreign taxes withheld*	—	42	1,071	—
Securities lending income, net	2,886	—	111,057	22,950
Total investment income	2,098,840	748,974	38,694,705	5,227,301

EXPENSES:
Investment management fees	437,354	535,235	11,529,540	2,752,414
Distribution and service fees:
Class A	51,573	150,970	1,584,299	304,800
Class B	49,143	—	94,976	37,264
Class C	138,407	—	1,059,693	641,336
Class O	18,331	—	18,277	—
Transfer agent fees:
Class A	38,350	94,685	1,037,797	147,528
Class B	9,115	—	15,457	4,499
Class C	25,681	—	173,054	77,480
Class I	2,114	46	673,217	23,008
Class O	13,606	—	11,921	—
Class W	17,298	856	238,528	25,109
Administrative service fees	62,478	63,099	1,616,067	313,063
Shareholder reporting expense	17,905	18,232	257,070	21,643
Registration fees	40,592	23,023	197,451	75,574
Professional fees	13,088	4,923	145,164	24,344
Custody and accounting expense	24,000	11,153	373,663	57,858
Directors fees	2,528	2,167	57,027	7,399
Miscellaneous expense	3,797	3,162	51,296	10,595
Interest expense	2,589	—	—	—
Total expenses	967,949	907,551	19,134,497	4,523,914
Net recouped (waived and reimbursed) fees	206	(247)	(4,788)	(712)
Brokerage commission recapture	—	—	—	(39,381)
Net expenses	968,155	907,304	19,129,709	4,483,821
Net investment income (loss)	1,130,685	(158,330)	19,564,996	743,480

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,940,190	4,597,215	22,059,910	52,348,889
Capital gain distributions from affiliated underlying funds	—	542	—	11,448
Foreign currency related transactions	(241,561)	(4,376)	(104,824)	(198,004)
Net realized gain	7,698,629	4,593,381	21,955,086	52,162,333
Net change in unrealized appreciation or depreciation on:
Investments	4,000,930	26,120,359	298,450,433	21,329,227
Foreign currency related transactions	24,553	1,004	(47,519)	(5,611)
Net change in unrealized appreciation or depreciation	4,025,483	26,121,363	298,402,914	21,323,616
Net realized and unrealized gain	11,724,112	30,714,744	320,358,000	73,485,949
Increase in net assets resulting from operations	$12,854,797	$30,556,414	$339,922,996	$74,229,429

* Foreign taxes withheld	$101,319	$30,985	$2,264,305	$279,069
(1) Dividends from affiliates	$—	$194	$4,489	$5,188

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2011 (UNAUDITED)

	ING Emerging Countries Fund	ING Global Opportunities Fund	ING Greater China Fund	ING Index Plus International Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$1,208,531	$687,182	$155,933	$1,541,988
Interest, net of foreign taxes withheld*	—	689	—	—
Securities lending income, net	8,138	57,009	—	—
Total investment income	1,216,669	744,880	155,933	1,541,988

EXPENSES:
Investment management fees	920,149	491,393	259,546	330,191
Distribution and service fees:
Class A	143,564	62,294	36,638	11,283
Class B	17,055	40,696	13,192	3,435
Class C	74,627	212,323	29,457	5,847
Class O	—	—	6,319	57,457
Transfer agent fees:
Class A	62,508	64,641	17,194	12,109
Class B	2,582	10,545	1,548	925
Class C	11,348	55,273	3,606	1,568
Class I	2,668	5,711	1,370	5,688
Class O	—	—	3,275	61,685
Class W	4,605	701	—	—
Administrative service fees	84,319	54,599	22,569	60,034
Shareholder reporting expense	16,151	30,641	9,774	28,487
Registration fees	36,524	36,568	33,823	37,779
Professional fees	19,118	16,642	13,377	8,797
Custody and accounting expense	97,862	97,175	27,574	49,736
Directors fees	3,221	2,238	849	2,455
Miscellaneous expense	36,495	6,293	5,642	1,463
Interest expense	1,646	2,539	186	1,502
Total expenses	1,534,442	1,190,272	485,939	680,441
Net recouped (waived and reimbursed) fees	(105,640)	(197,826)	—	(144,764)
Net expenses	1,428,802	992,446	485,939	535,677
Net investment income (loss)	(212,133)	(247,566)	(330,006)	1,006,311

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,455,909	12,740,673	2,361,097	10,263,404
Capital gain distributions from affiliated underlying funds	—	—	—	60
Foreign currency related transactions	(390,338)	(110,116)	(11,006)	110,238
Futures	—	—	—	443,837
Net realized gain	9,065,571	12,630,557	2,350,091	10,817,539
Net change in unrealized appreciation or depreciation on:
Investments	1,551,200	387,259	305,407	3,803,999
Foreign currency related transactions	(3,842)	46,158	1,478	10,064
Futures	—	—	—	224,189
Net change in unrealized appreciation or depreciation	1,547,358	433,417	306,885	4,038,252
Net realized and unrealized gain	10,612,929	13,063,974	2,656,976	14,855,791
Increase in net assets resulting from operations	$10,400,796	$12,816,408	$2,326,970	$15,862,102

* Foreign taxes withheld	$76,215	$50,017	$8,153	$141,103
(1) Dividends from affiliates	$—	$—	$—	$9

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS (UNAUDITED)

	ING International Capital Appreciation Fund	ING International Core Fund	ING International Growth Fund	ING International Real Estate Fund
	Six Months Ended April 30, 2011	February 8, 2011(1) to April 30, 2011	January 5, 2011(1) to April 30, 2011	Six Months Ended April 30, 2011
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$583,343	$1,886,333	$1,559,983	$9,638,412
Interest, net of foreign taxes withheld*	—	—	50	713
Securities lending income, net	49,028	—	—	—
Total investment income	632,371	1,886,333	1,560,033	9,639,125

EXPENSES:
Investment management fees	321,090	416,819	369,857	2,908,767
Distribution and service fees:
Class A	29,459	—	—	319,089
Class B	10,553	—	—	14,065
Class C	38,125	—	—	121,039
Transfer agent fees:
Class A	24,337	596	518	78,625
Class B	2,169	—	—	858
Class C	7,865	—	—	7,389
Class I	231	—	—	11,096
Class W	11,212	—	—	3,257
Administrative service fees	37,775	55,575	49,314	317,103
Shareholder reporting expense	9,400	13,548	22,715	25,771
Registration fees	38,257	6,738	5,791	54,074
Professional fees	15,171	7,867	14,663	38,063
Custody and accounting expense	41,159	35,956	27,206	145,581
Directors fees	1,614	1,417	1,048	6,815
Offering expense	—	14,685	21,109	—
Miscellaneous expense	5,342	3,181	3,854	12,745
Interest expense	493	—	—	907
Total expenses	594,252	556,382	516,075	4,065,244
Net recouped (waived and reimbursed) fees	(94,168)	(28,368)	(27,483)	14
Brokerage commission recapture	(669)	—	—	—
Net expenses	499,415	528,014	488,592	4,065,258
Net investment income	132,956	1,358,319	1,071,441	5,573,867

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	13,593,471	(1,606,285)	940,165	14,046,234
Foreign currency related transactions	(23,651)	(268,616)	(48,050)	(26,862)
Net realized gain (loss)	13,569,820	(1,874,901)	892,115	14,019,372
Net change in unrealized appreciation or depreciation on:
Investments	(3,395,352)	17,156,667	12,430,676	24,921,117
Foreign currency related transactions	6,562	(128,382)	16,420	(8,979)
Net change in unrealized appreciation or depreciation	(3,388,790)	17,028,285	12,447,096	24,912,138
Net realized and unrealized gain	10,181,030	15,153,384	13,339,211	38,931,510
Increase in net assets resulting from operations	$10,313,986	$16,511,703	$14,410,652	$44,505,377

* Foreign taxes withheld	$37,356	$167,440	$132,663	$832,959
(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2011 (UNAUDITED)

	ING International SmallCap Multi-Manager Fund	ING International Value Fund	ING International Value Choice Fund	ING Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$4,025,767	$14,925,799	$671,674	$1,813,917
Securities lending income, net	10,765	13,421	—	59,839
Total investment income	4,036,532	14,939,220	671,674	1,873,756

EXPENSES:
Investment management fees	2,289,739	5,629,886	265,667	2,969,515
Distribution and service fees:
Class A	251,537	748,879	30,476	582,154
Class B	23,424	13,300	4,823	—
Class C	155,735	982,839	27,107	—
Class O	1,751	—	—	—
Transfer agent fees:
Class A	109,438	365,002	23,500	283,026
Class B	3,616	1,947	921	—
Class C	23,558	143,331	5,217	—
Class I	25,562	152,579	1,000	1,607
Class O	1,017	—	—	—
Class W	34,500	6,291	59	—
Administrative service fees	228,972	562,982	26,566	237,559
Shareholder reporting expense	69,613	60,029	6,669	52,490
Registration fees	43,305	45,443	36,949	25,385
Professional fees	29,341	78,031	8,564	27,859
Custody and accounting expense	174,866	262,908	12,050	465,681
Directors fees	8,404	22,830	2,167	8,395
Miscellaneous expense	4,625	27,051	651	7,464
Interest expense	476	13,243	—	59
Total expenses	3,479,479	9,116,571	452,386	4,661,194
Net waived and reimbursed fees	(44,102)	(62,202)	(40,830)	—
Brokerage commission recapture	—	(4,001)	—	—
Net expenses	3,435,377	9,050,368	411,556	4,661,194
Net investment income (loss)	601,155	5,888,852	260,118	(2,787,438)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	29,829,084	20,899,098	1,250,325	(503,904)
Capital gain distributions from affiliated underlying funds	308	3,993	236	—
Foreign currency related transactions	(20,915)	(452,126)	(1,689)	(9,273)
Net realized gain (loss)	29,808,477	20,450,965	1,248,872	(513,177)
Net change in unrealized appreciation or depreciation on:
Investments	40,893,854	81,927,690	2,692,656	90,407,414
Foreign currency related transactions	32,178	139,493	(2,776)	16,527
Net change in unrealized appreciation or depreciation	40,926,032	82,067,183	2,689,880	90,423,941
Net realized and unrealized gain	70,734,509	102,518,148	3,938,752	89,910,764
Increase in net assets resulting from operations	$71,335,664	$108,407,000	$4,198,870	$87,123,326

* Foreign taxes withheld	$298,414	$1,735,079	$69,319	$399,650
(1) Dividends from affiliates	$224	$740	$90	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2011 (UNAUDITED)

	ING Global Bond Fund	ING Diversified International Fund
INVESTMENT INCOME:
Dividends(1)	$5,020	$—
Dividends from affiliated underlying funds	—	2,230,467
Interest, net of foreign taxes withheld*	12,680,914	—
Total investment income	12,685,934	2,230,467
EXPENSES:
Investment management fees	1,025,233	—
Distribution and service fees:
Class A	236,187	122,214
Class B	15,837	76,627
Class C	421,989	279,388
Class O	4,255	4,121
Class R	—	442
Transfer agent fees:
Class A	102,751	95,432
Class B	1,696	14,940
Class C	45,528	54,475
Class I	13,508	6,624
Class O	1,836	3,218
Class R	—	173
Class W	7,545	2,502
Administrative service fees	256,306	91,736
Shareholder reporting expense	30,899	49,974
Registration fees	84,556	47,405
Professional fees	28,322	16,059
Custody and accounting expense	136,844	14,410
Directors fees	7,780	3,575
Miscellaneous expense	20,371	5,632
Interest expense	1,719	—
Total expenses	2,443,162	888,947
Net waived and reimbursed fees	(190,246)	(175,630)
Net expenses	2,252,916	713,317
Net investment income	10,433,018	1,517,150
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,042,568)	—
Capital gain distributions from affiliated underlying funds	529	—
Sale of investments in affiliated underlying funds	—	21,674,860
Foreign currency related transactions	3,908,366	—
Futures	561,431	—
Swaps	(1,986,909)	—
Written options	3,276,486	—
Net realized gain (loss)	(282,665)	21,674,860
Net change in unrealized appreciation or depreciation on:
Investments	183,611	—
Investment in affiliated underlying funds	—	(2,962,245)
Foreign currency related transactions	1,948,796	—
Futures	1,542,709	—
Swaps	(1,862,766)	—
Written options	(1,723,241)	—
Net change in unrealized appreciation or depreciation	89,109	(2,962,245)
Net realized and unrealized gain	(193,556)	18,712,615
Increase in net assets resulting from operations	$10,239,462	$20,229,765

* Foreign taxes withheld	$1,981	$—
(1) Dividends from affiliates	$516	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Equity Dividend Fund		ING Global Natural Resources Fund
	Six Months Ended April 30, 2011	Year Ended October 31, 2010	Six Months Ended April 30, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$1,130,685	$3,435,716	$(158,330)	$131,066
Net realized gain	7,698,629	9,295,314	4,593,381	3,243,879
Net change in unrealized appreciation or depreciation	4,025,483	3,895,767	26,121,363	8,482,012
Increase in net assets resulting from operations	12,854,797	16,626,797	30,556,414	11,856,957

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(296,351)	(1,099,380)	(48,857)	(297,867)
Class B	(33,185)	(232,057)	—	—
Class C	(102,462)	(572,183)	—	—
Class I	(121,837)	(173,783)	(4,269)	(4,054)
Class O	(108,436)	(380,980)	—	—
Class W	(144,307)	(776,958)	(286)	(986)
Total distributions	(806,578)	(3,235,341)	(53,412)	(302,907)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,094,546	42,190,089	18,235,195	17,893,170
Reinvestment of distributions	543,105	2,013,907	45,055	265,592
	12,637,651	44,203,996	18,280,250	18,158,762
Cost of shares redeemed	(60,886,560)	(49,087,115)	(9,232,130)	(25,151,505)
Net increase (decrease) in net assets resulting from capital share transactions	(48,248,909)	(4,883,119)	9,048,120	(6,992,743)
Net increase (decrease) in net assets	(36,200,690)	8,508,337	39,551,122	4,561,307

NET ASSETS:
Beginning of period	147,278,723	138,770,386	104,931,883	100,370,576
End of period	$111,078,033	$147,278,723	$144,483,005	$104,931,883
Undistributed (distributions in excess of) net investment income at end of period	$329,807	$5,700	$(212,923)	$(1,181)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Real Estate Fund		ING Global Value Choice Fund
	Six Months Ended April 30, 2011	Year Ended October 31, 2010	Six Months Ended April 30, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income	$19,564,996	$36,629,428	$743,480	$973,501
Net realized gain (loss)	21,955,086	(57,066,926)	52,162,333	29,566,223
Net change in unrealized appreciation or depreciation	298,402,914	466,607,069	21,323,616	30,438,831
Increase in net assets resulting from operations	339,922,996	446,169,571	74,229,429	60,978,555

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(30,920,509)	(52,577,111)	(3,110,805)	(751,278)
Class B	(499,098)	(1,269,597)	(42,997)	(18,461)
Class C	(5,145,484)	(8,728,497)	(1,314,609)	(160,740)
Class I	(36,483,078)	(38,316,201)	(2,956,545)	(97,710)
Class O	(356,045)	(742,011)	—	—
Class Q	—	—	—	(5,431)
Class W	(7,472,234)	(9,909,852)	(584,512)	(17,043)
Total distributions	(80,876,448)	(111,543,269)	(8,009,468)	(1,050,663)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	996,545,023	1,542,276,839	257,306,804	376,846,120
Payment from Distribution settlement/affiliate (Note 16)	—	—	—	389,524
Reinvestment of distributions	69,638,801	90,697,315	4,384,975	760,106
	1,066,183,824	1,632,974,154	261,691,779	377,995,750
Cost of shares redeemed	(424,919,310)	(759,323,843)	(82,983,158)	(119,767,474)
Net increase in net assets resulting from capital share transactions	641,264,514	873,650,311	178,708,621	258,228,276
Net increase in net assets	900,311,062	1,208,276,613	244,928,582	318,156,168

NET ASSETS:
Beginning of period	2,896,782,593	1,688,505,980	494,326,622	176,170,454
End of period	$3,797,093,655	$2,896,782,593	$739,255,204	$494,326,622
Undistributed (distributions in excess of) net investment income at end of period	$5,432,027	$(10,030,598)	$747,227	$8,013,215

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Emerging Countries Fund		ING Global Opportunities Fund
	Six Months Ended April 30, 2011	Year Ended October 31, 2010	Six Months Ended April 30, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$(212,133)	$(279,306)	$(247,566)	$392,350
Net realized gain	9,065,571	19,585,960	12,630,557	34,377,727
Net change in unrealized appreciation or depreciation	1,547,358	10,439,846	433,417	(23,110,637)
Increase in net assets resulting from operations	10,400,796	29,746,500	12,816,408	11,659,440

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(1,180,126)	—
Class B	—	—	(117,935)	—
Class C	—	—	(653,715)	—
Class I	(104,699)	—	(248,053)	—
Class W	(6,626)	—	(5,783)	—
Total distributions	(111,325)	—	(2,205,612)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,630,269	74,363,135	3,382,664	23,504,697
Reinvestment of distributions	109,513	—	1,762,455	—
	26,739,782	74,363,135	5,145,119	23,504,697
Cost of shares redeemed	(46,442,779)	(57,366,562)	(40,097,143)	(160,748,061)
Net increase (decrease) in net assets resulting from capital share transactions	(19,702,997)	16,996,573	(34,952,024)	(137,243,364)
Net increase (decrease) in net assets	(9,413,526)	46,743,073	(24,341,228)	(125,583,924)

NET ASSETS:
Beginning of period	184,741,562	137,998,489	124,843,949	250,427,873
End of period	$175,328,036	$184,741,562	$100,502,721	$124,843,949
Undistributed (distributions in excess of) net investment income at end of period	$(322,803)	$655	$(241,341)	$2,211,837

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Greater China Fund		ING Index Plus International Equity Fund
	Six Months Ended April 30, 2011	Year Ended October 31, 2010	Six Months Ended April 30, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$(330,006)	$79,602	$1,006,311	$2,073,406
Net realized gain	2,350,091	3,911,260	10,817,539	5,432,248
Net change in unrealized appreciation or depreciation	306,885	2,259,255	4,038,252	8,811,031
Increase in net assets resulting from operations	2,326,970	6,250,117	15,862,102	16,316,685

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(325,107)	(506,388)	(119,991)	(169,055)
Class B	(12,283)	(27,549)	(2,716)	(11,703)
Class C	(29,457)	(72,785)	(5,994)	(16,513)
Class I	(33,732)	(13,810)	(1,354,512)	(1,026,008)
Class O	(55,501)	(55,680)	(609,056)	(889,985)
Total distributions	(456,080)	(676,212)	(2,092,269)	(2,113,264)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,065,604	15,613,491	28,771,282	51,021,784
Payment from Distribution settlement/affiliate (Note 16)	—	—	—	14,363
Reinvestment of distributions	353,901	551,175	1,504,646	1,254,275
	6,419,505	16,164,666	30,275,928	52,290,422
Cost of shares redeemed	(8,545,337)	(22,447,403)	(80,154,123)	(38,109,545)
Net increase (decrease) in net assets resulting from capital share transactions	(2,125,832)	(6,282,737)	(49,878,195)	14,180,877
Net increase (decrease) in net assets	(254,942)	(708,832)	(36,108,362)	28,384,298

NET ASSETS:
Beginning of period	45,234,303	45,943,135	138,350,735	109,966,437
End of period	$44,979,361	$45,234,303	$102,242,373	$138,350,735
Undistributed (distributions in excess of) net investment income at end of period	$(330,078)	$456,008	$846,067	$1,932,025

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International Capital Appreciation Fund		ING International Core Fund
	Six Months Ended April 30, 2011	Year Ended October 31, 2010	February 8, 2011(1) to April 30, 2011
FROM OPERATIONS:
Net investment income	$132,956	$604,292	$1,358,319
Net realized gain (loss)	13,569,820	6,952,425	(1,874,901)
Net change in unrealized appreciation or depreciation	(3,388,790)	4,654,819	17,028,285
Increase in net assets resulting from operations	10,313,986	12,211,536	16,511,703

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(83,454)	—	—
Class B	(1,646)	—	—
Class C	(5,304)	—	—
Class I	(457,301)	—	—
Class W	(69,778)	—	—
Total distributions	(617,483)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,312,186	25,162,278	281,252,698
Payment from Distribution settlement/affiliate (Note 16)	—	17,464	—
Reinvestment of distributions	605,775	—	—
	2,917,961	25,179,742	281,252,698
Cost of shares redeemed	(63,805,483)	(42,618,091)	(23,262,907)
Net increase (decrease) in net assets resulting from capital share transactions	(60,887,522)	(17,438,349)	257,989,791
Net increase (decrease) in net assets	(51,191,019)	(5,226,813)	274,501,494

NET ASSETS:
Beginning of period	103,510,559	108,737,372	—
End of period	$52,319,540	$103,510,559	$274,501,494
Undistributed net investment income at end of period	$67,139	$551,666	$1,358,319

(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International Growth Fund	ING International Real Estate Fund
	January 5, 2011(1) to April 30, 2011	Six Months Ended April 30, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income	$1,071,441	$5,573,867	$10,587,951
Net realized gain (loss)	892,115	14,019,372	(25,939,550)
Net change in unrealized appreciation or depreciation	12,447,096	24,912,138	83,023,827
Increase in net assets resulting from operations	14,410,652	44,505,377	67,672,228

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(9,964,258)	(10,206,548)
Class B	—	(101,221)	(247,391)
Class C	—	(878,156)	(1,741,535)
Class I	—	(14,381,306)	(28,888,201)
Class W	—	(402,315)	(197,296)
Total distributions	—	(25,727,256)	(41,280,971)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	186,803,372	80,763,438	240,789,962
Reinvestment of distributions	—	12,096,004	16,644,023
	186,803,372	92,859,442	257,433,985
Cost of shares redeemed	(22,234,845)	(88,373,711)	(180,122,321)
Net increase in net assets resulting from capital share transactions	164,568,527	4,485,731	77,311,664
Net increase in net assets	178,979,179	23,263,852	103,702,921

NET ASSETS:
Beginning of period	—	640,431,692	536,728,771
End of period	$178,979,179	$663,695,544	$640,431,692
Undistributed net investment income at end of period	$1,071,441	$1,291,042	$21,444,431

(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International SmallCap Multi-Manager Fund		ING International Value Fund
	Six Months Ended April 30, 2011	Year Ended October 31, 2010	Six Months Ended April 30, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income	$601,155	$2,716,015	$5,888,852	$24,236,719
Net realized gain (loss)	29,808,477	33,364,816	20,450,965	(67,022,980)
Net change in unrealized appreciation or depreciation	40,926,032	42,545,269	82,067,183	109,889,727
Increase in net assets resulting from operations	71,335,664	78,626,100	108,407,000	67,103,466

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(538,492)	(2,214,496)	(10,041,643)	(10,943,798)
Class B	—	(27,325)	—	(133,023)
Class C	—	(246,685)	(2,816,330)	(2,639,332)
Class I	(1,823,618)	(2,893,717)	(9,781,908)	(11,909,194)
Class O	(6,432)	(9,289)	—	—
Class Q	—	(284,494)	—	(415,057)
Class W	(239,610)	(288,761)	(545,212)	(75,790)
Total distributions	(2,608,152)	(5,964,767)	(23,185,093)	(26,116,194)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	52,409,473	109,000,144	102,956,827	176,559,300
Payment from Distribution settlement/affiliate (Note 16)	—	1,034,530	—	2,544,969
Reinvestment of distributions	1,510,812	3,818,283	18,089,595	19,300,834
	53,920,285	113,852,957	121,046,422	198,405,103
Cost of shares redeemed	(67,866,530)	(178,117,169)	(384,305,081)	(676,759,545)
Net decrease in net assets resulting from capital share transactions	(13,946,245)	(64,264,212)	(263,258,659)	(478,354,442)
Net increase (decrease) in net assets	54,781,267	8,397,121	(178,036,752)	(437,367,170)

NET ASSETS:
Beginning of period	435,178,728	426,781,607	1,236,550,132	1,673,917,302
End of period	$489,959,995	$435,178,728	$1,058,513,380	$1,236,550,132
Undistributed net investment income at end of period	$612,332	$2,619,329	$5,874,076	$23,170,317

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International Value Choice Fund		ING Russia Fund
	Six Months Ended April 30, 2011	Year Ended October 31, 2010	Six Months Ended April 30, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$260,118	$471,083	$(2,787,438)	$(3,970,449)
Net realized gain (loss)	1,248,872	267,607	(513,177)	(28,250,872)
Net change in unrealized appreciation or depreciation	2,689,880	5,286,894	90,423,941	115,182,951
Increase in net assets resulting from operations	4,198,870	6,025,584	87,123,326	82,961,630

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(190,808)	(131,060)	—	—
Class B	—	(1,702)	—	—
Class C	(12,952)	(4,059)	—	—
Class I	(187,574)	(227,476)	—	—
Class W	(516)	(27)	—	—
Total distributions	(391,850)	(364,324)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,724,542	22,686,014	41,574,532	71,709,252
Reinvestment of distributions	351,442	350,219	—	—
	18,075,984	23,036,233	41,574,532	71,709,252
Redemption fee proceeds (Note 4)	—	—	83,814	374,780
Cost of shares redeemed	(13,905,761)	(31,051,386)	(47,409,526)	(101,984,599)
Net increase (decrease) in net assets resulting from capital share transactions	4,170,223	(8,015,153)	(5,751,180)	(29,900,567)
Net increase (decrease) in net assets	7,977,243	(2,353,893)	81,372,146	53,061,063

NET ASSETS:
Beginning of period	46,794,201	49,148,094	426,313,033	373,251,970
End of period	$54,771,444	$46,794,201	$507,685,179	$426,313,033
Undistributed net investment income (accumulated net investment loss) at end of period	$255,764	$387,496	$(2,787,438)	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Bond Fund		ING Diversified International Fund
	Six Months Ended April 30, 2011	Year Ended October 31, 2010	Six Months Ended April 30, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income	$10,433,018	$18,339,354	$1,517,150	$927,344
Net realized gain (loss)	(282,665)	5,162,548	21,674,860	(29,774,620)
Net change in unrealized appreciation or depreciation	89,109	7,134,786	(2,962,245)	53,786,539
Increase in net assets resulting from operations	10,239,462	30,636,688	20,229,765	24,939,263

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(5,130,619)	(8,503,345)	(950,698)	(846,171)
Class B	(79,618)	(249,779)	(22,631)	(896)
Class C	(1,997,491)	(3,217,253)	(99,895)	—
Class I	(6,339,081)	(10,213,440)	(110,151)	(29,093)
Class O	(93,501)	(214,190)	(34,456)	(20,511)
Class R	—	—	(1,332)	(977)
Class W	(387,391)	(318,477)	(33,281)	(29,696)
Net realized gains:
Class A	(1,738,418)	(516,361)	—	—
Class B	(31,155)	(18,877)	—	—
Class C	(786,791)	(213,755)	—	—
Class I	(1,855,102)	(548,181)	—	—
Class O	(31,372)	(14,374)	—	—
Class W	(122,951)	(13,604)	—	—
Return of capital:
Class A	—	—	—	(200,627)
Class B	—	—	—	(25,512)
Class C	—	—	—	(57,030)
Class I	—	—	—	(4,115)
Class O	—	—	—	(2,799)
Class R	—	—	—	(256)
Class W	—	—	—	(3,548)
Total distributions	(18,593,490)	(24,041,636)	(1,252,444)	(1,221,231)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	121,097,341	383,281,955	9,494,546	30,343,239
Reinvestment of distributions	15,961,659	20,137,963	1,031,590	996,905
	137,059,000	403,419,918	10,526,136	31,340,144
Cost of shares redeemed	(129,521,814)	(178,206,588)	(42,415,907)	(91,798,664)
Net increase (decrease) in net assets resulting from capital share transactions	7,537,186	225,213,330	(31,889,771)	(60,458,520)
Net increase (decrease) in net assets	(816,842)	231,808,382	(12,912,450)	(36,740,488)

NET ASSETS:
Beginning of period	526,809,826	295,001,444	192,838,237	229,578,725
End of period	$525,992,984	$526,809,826	$179,925,787	$192,838,237
Undistributed net investment income at end of period	$1,571,498	$5,166,181	$264,706	$—

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Equity Dividend Fund
Class A
04-30-11	10.31	0.11		1.00	1.11	0.08	—	—	0.08	—	—	11.34	10.79	1.40	1.40		1.40		2.02		41,704	36
10-31-10	9.41	0.26	•	0.89	1.15	0.25	—	—	0.25	—	—	10.31	12.46	1.38	1.40		1.40		2.65		42,502	58
10-31-09	8.77	0.26	•	0.62	0.88	0.22	—	0.02	0.24	—	—	9.41	10.41	1.54	1.40		1.40		3.24		46,871	93
10-31-08	16.84	0.56		(6.84)	(6.28)	0.54	1.20	0.05	1.79	—	—	8.77	(40.84)	1.42	1.41		1.41		3.85		63,134	46
10-31-07	15.76	0.54	•	1.84	2.38	0.55	0.75	—	1.30	—	—	16.84	15.80	1.26	1.26		1.26		3.31		182,669	36
10-31-06	13.07	0.54		2.85	3.39	0.51	0.19	—	0.70	—	—	15.76	26.56	1.27	1.33		1.33		3.76		108,911	50
Class B
04-30-11	10.28	0.07		1.00	1.07	0.04	—	—	0.04	—	—	11.31	10.40	2.15	2.15		2.15		1.27		8,884	36
10-31-10	9.38	0.19	•	0.88	1.07	0.17	—	—	0.17	—	—	10.28	11.62	2.13	2.15		2.15		1.91		11,212	58
10-31-09	8.74	0.21		0.61	0.82	0.16	—	0.02	0.18	—	—	9.38	9.60	2.29	2.15		2.15		2.48		16,147	93
10-31-08	16.79	0.46		(6.82)	(6.36)	0.44	1.20	0.05	1.69	—	—	8.74	(41.32)	2.17	2.16		2.16		3.11		21,311	46
10-31-07	15.72	0.39		1.86	2.25	0.43	0.75	—	1.18	—	—	16.79	14.94	2.01	2.01		2.01		2.53		58,093	36
10-31-06	13.05	0.43		2.84	3.27	0.41	0.19	—	0.60	—	—	15.72	25.55	2.02	2.08		2.08		3.05		44,936	50
Class C
04-30-11	10.26	0.07		0.98	1.05	0.04	—	—	0.04	—	—	11.27	10.25	2.15	2.15		2.15		1.28		28,386	36
10-31-10	9.36	0.19	•	0.89	1.08	0.18	—	—	0.18	—	—	10.26	11.66	2.13	2.15		2.15		1.92		28,635	58
10-31-09	8.72	0.21		0.61	0.82	0.16	—	0.02	0.18	—	—	9.36	9.63	2.29	2.15		2.15		2.48		37,687	93
10-31-08	16.75	0.44		(6.78)	(6.34)	0.44	1.20	0.05	1.69	—	—	8.72	(41.29)	2.17	2.16		2.16		3.13		48,567	46
10-31-07	15.69	0.39		1.86	2.25	0.44	0.75	—	1.19	—	—	16.75	14.94	2.01	2.01		2.01		2.54		124,765	36
10-31-06	13.02	0.43		2.84	3.27	0.41	0.19	—	0.60	—	—	15.69	25.62	2.02	2.08		2.08		3.03		77,426	50
Class I
04-30-11	10.32	0.13		1.00	1.13	0.10	—	—	0.10	—	—	11.35	11.00	1.00	1.00		1.00		2.43		14,273	36
10-31-10	9.42	0.27	•	0.92	1.19	0.29	—	—	0.29	—	—	10.32	12.90	0.99	1.01		1.01		2.80		12,390	58
10-31-09	8.78	0.29	•	0.63	0.92	0.26	—	0.02	0.28	—	—	9.42	10.92	1.07	0.93		0.93		3.61		1,824	93
10-31-08	16.83	0.47		(6.68)	(6.21)	0.59	1.20	0.05	1.84	—	—	8.78	(40.49)	1.07	1.06		1.06		3.16		1,207	46
08-01-07(4)–10-31-07	15.81	0.12	•	1.03	1.15	0.13	—	—	0.13	—	—	16.83	7.26	0.90	0.90		0.90		2.98		1	36
Class O
04-30-11	10.29	0.11		1.00	1.11	0.08	—	—	0.08	—	—	11.32	10.82	1.40	1.40		1.40		2.02		15,361	36
10-31-10	9.40	0.26	•	0.89	1.15	0.26	—	—	0.26	—	—	10.29	12.41	1.38	1.40		1.40		2.65		14,721	58
10-31-09	8.76	0.26	•	0.62	0.88	0.22	—	0.02	0.24	—	—	9.40	10.41	1.54	1.40		1.40		3.18		14,920	93
10-31-08	16.83	0.51	•	(6.78)	(6.27)	0.55	1.20	0.05	1.80	—	—	8.76	(40.83)	1.42	1.41		1.41		3.95		14,695	46
11-15-06(4)–10-31-07	15.86	0.55	•	1.74	2.29	0.57	0.75	—	1.32	—	—	16.83	15.12	1.26	1.26		1.26		3.46		23,737	36
Class W
04-30-11	11.26	0.10	•	1.12	1.22	0.07	—	—	0.07	—	—	12.41	10.89	1.15	1.15		1.15		1.81		2,470	36
10-31-10	10.25	0.31	•	0.98	1.29	0.28	—	—	0.28	—	—	11.26	12.79	1.13	1.15		1.15		2.87		37,819	58
10-31-09	9.53	0.26	•	0.74	1.00	0.26	—	0.02	0.28	—	—	10.25	10.92	1.07	0.93		0.93		2.68		21,321	93
02-12-08(4)–10-31-08	14.51	0.35		(4.83)	(4.48)	0.46	—	0.04	0.50	—	—	9.53	(31.78)	1.07	1.06		1.06		3.38		70	46

ING Global Natural Resources Fund
Class A
04-30-11	8.81	(0.01)		2.51	2.50	—	—	—	—	—	—	11.31	28.43	1.45	1.45	†	1.45	†	(0.26	)†	136,373	16
10-31-10	7.82	0.01		1.00	1.01	0.02	—	—	0.02	—	—	8.81	12.99	1.53	1.53	†	1.53	†	0.11	†	101,577	57
10-31-09	6.74	0.03		1.50	1.53	0.02	0.43	—	0.45	—	—	7.82	24.38	1.64	1.64	†	1.64	†	0.45	†	99,674	81
10-31-08	14.18	0.05		(4.92)	(4.87)	0.11	2.46	—	2.57	—	—	6.74	(41.12)	1.46	1.46	†	1.46	†	0.37	†	83,713	116
10-31-07	10.46	(0.03)		4.36	4.33	0.26	0.35	—	0.61	—	—	14.18	43.22	1.44	1.44	†	1.44	†	(0.28	)†	157,367	121
10-31-06	7.34	(0.06)		3.20	3.14	0.02	—	—	0.02	—	—	10.46	42.76	1.42	1.42		1.42		(0.61)		121,112	158

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Natural Resources Fund (continued)
Class I
04-30-11	8.82	0.01		2.53	2.54	0.01	—	—	0.01	—	—	11.35	28.83	1.04	1.04	†	1.04	†	0.11	†	5,477	16
10-31-10	7.83	0.04	•	1.01	1.05	0.06	—	—	0.06	—	—	8.82	13.43	1.11	1.11	†	1.11	†	0.52	†	2,977	57
10-31-09	6.75	0.05	•	1.52	1.57	0.06	0.43	—	0.49	—	—	7.83	25.10	1.19	1.19	†	1.19	†	0.68	†	510	81
10-31-08	14.19	0.12	•	(4.95)	(4.83)	0.15	2.46	—	2.61	—	—	6.75	(40.87)	1.11	1.11	†	1.11	†	1.04	†	1	116
08-01-07(4)–10-31-07	12.07	0.00	*	2.12	2.12	—	—	—	—	—	—	14.19	17.56	1.08	1.08	†	1.08	†	0.09	†	2	121
Class W
04-30-11	11.10	(0.02	)•	3.20	3.18	0.01	—	—	0.01	—	—	14.27	28.64	1.20	1.20	†	1.20	†	(0.35	)†	2,633	16
10-31-10	9.86	0.05		1.24	1.29	0.05	—	—	0.05	—	—	11.10	13.17	1.28	1.28	†	1.28	†	0.36	†	378	57
10-31-09	8.39	0.05	•	1.91	1.96	0.06	0.43	—	0.49	—	—	9.86	24.84	1.19	1.19	†	1.19	†	0.64	†	186	81
02-12-08(4)–10-31-08	12.84	0.03	•	(4.48)	(4.45)	—	—	—	—	—	—	8.39	(34.66)	1.11	1.11	†	1.11	†	0.38	†	27	116

ING Global Real Estate Fund
Class A
04-30-11	16.25	0.09	•	1.54	1.63	0.40	—	—	0.40	—	—	17.48	10.22	1.29	1.29	†	1.29	†	1.10	†	1,447,084	20
10-31-10	14.26	0.23	•	2.55	2.78	0.79	—	—	0.79	—	—	16.25	20.20	1.39	1.39	†	1.39	†	1.58	†	1,179,941	53
10-31-09	12.56	0.32	•	1.75	2.07	0.27	0.01	0.09	0.37	—	—	14.26	17.37	1.49	1.49	†	1.49	†	2.74	†	893,470	66
10-31-08	24.19	0.33	•	(11.19)	(10.86)	0.73	0.04	—	0.77	—	—	12.56	(46.00)	1.41	1.41	†	1.41	†	1.76	†	836,314	44
10-31-07	22.23	0.22	•	3.13	3.35	1.08	0.31	—	1.39	—	—	24.19	15.44	1.30	1.30		1.30		0.96		1,115,493	57
10-31-06	17.14	0.20	•	6.41	6.61	0.46	1.06	—	1.52	—	—	22.23	41.09	1.39	1.39		1.39		1.04		467,405	39
Class B
04-30-11	13.54	0.02	•	1.29	1.31	0.35	—	—	0.35	—	—	14.50	9.88	2.04	2.04	†	2.04	†	0.35	†	18,448	20
10-31-10	12.01	0.11	•	2.13	2.24	0.71	—	—	0.71	—	—	13.54	19.33	2.14	2.14	†	2.14	†	0.88	†	20,350	53
10-31-09	10.66	0.20	•	1.46	1.66	0.22	0.01	0.08	0.31	—	—	12.01	16.39	2.24	2.24	†	2.24	†	2.06	†	22,218	66
10-31-08	20.67	0.16	•	(9.52)	(9.36)	0.61	0.04	—	0.65	—	—	10.66	(46.40)	2.16	2.16	†	2.16	†	0.99	†	23,663	44
10-31-07	19.20	0.04	•	2.69	2.73	0.95	0.31	—	1.26	—	—	20.67	14.59	2.05	2.05		2.05		0.22		57,837	57
10-31-06	15.01	0.05	•	5.56	5.61	0.36	1.06	—	1.42	—	—	19.20	40.04	2.14	2.14		2.14		0.31		31,677	39
Class C
04-30-11	14.33	0.03	•	1.35	1.38	0.35	—	—	0.35	—	—	15.36	9.83	2.04	2.04	†	2.04	†	0.35	†	235,605	20
10-31-10	12.67	0.11	•	2.26	2.37	0.71	—	—	0.71	—	—	14.33	19.33	2.14	2.14	†	2.14	†	0.83	†	201,027	53
10-31-09	11.22	0.21	•	1.54	1.75	0.22	0.01	0.07	0.30	—	—	12.67	16.40	2.24	2.24	†	2.24	†	2.03	†	149,943	66
10-31-08	21.70	0.16		(9.99)	(9.83)	0.61	0.04	—	0.65	—	—	11.22	(46.38)	2.16	2.16	†	2.16	†	0.99	†	153,110	44
10-31-07	20.10	0.04	•	2.82	2.86	0.95	0.31	—	1.26	—	—	21.70	14.57	2.05	2.05		2.05		0.20		303,235	57
10-31-06	15.65	0.05	•	5.82	5.87	0.36	1.06	—	1.42	—	—	20.10	40.06	2.14	2.14		2.14		0.29		109,197	39
Class I
04-30-11	16.25	0.12	•	1.55	1.67	0.43	—	—	0.43	—	—	17.49	10.45	0.97	0.97	†	0.97	†	1.42	†	1,729,491	20
10-31-10	14.26	0.28	•	2.56	2.84	0.85	—	—	0.85	—	—	16.25	20.65	0.99	0.99	†	0.99	†	1.89	†	1,232,413	53
10-31-09	12.57	0.35	•	1.76	2.11	0.30	0.01	0.11	0.42	—	—	14.26	17.76	1.12	1.12	†	1.12	†	2.96	†	457,742	66
10-31-08	24.21	0.38	•	(11.17)	(10.79)	0.81	0.04	—	0.85	—	—	12.57	(45.77)	1.01	1.01	†	1.01	†	2.12	†	225,881	44
10-31-07	22.23	0.28	•	3.16	3.44	1.15	0.31	—	1.46	—	—	24.21	15.88	0.95	0.95		0.95		1.24		76,869	57
10-31-06	17.14	0.28	•	6.39	6.67	0.52	1.06	—	1.58	—	—	22.23	41.49	1.06	1.06		1.06		1.40		11,226	39
Class O
04-30-11	16.25	0.09	•	1.54	1.63	0.40	—	—	0.40	—	—	17.48	10.21	1.29	1.29	†	1.29	†	1.10	†	15,367	20
10-31-10	14.26	0.24	•	2.54	2.78	0.79	—	—	0.79	—	—	16.25	20.19	1.39	1.39	†	1.39	†	1.61	†	14,861	53
10-31-09	12.55	0.32	•	1.76	2.08	0.27	0.01	0.09	0.37	—	—	14.26	17.38	1.49	1.49	†	1.49	†	2.76	†	13,575	66
10-31-08	24.19	0.33	•	(11.19)	(10.86)	0.74	0.04	—	0.78	—	—	12.55	(46.03)	1.41	1.41	†	1.41	†	1.74	†	12,758	44
11-15-06(4)–10-31-07	22.20	0.20	•	3.20	3.40	1.10	0.31	—	1.41	—	—	24.19	15.68	1.30	1.30		1.30		0.90		26,137	57
Class W
04-30-11	16.28	0.11	•	1.55	1.66	0.42	—	—	0.42	—	—	17.52	10.40	1.04	1.04	†	1.04	†	1.35	†	351,099	20
10-31-10	14.28	0.27	•	2.56	2.83	0.83	—	—	0.83	—	—	16.28	20.52	1.14	1.14	†	1.14	†	1.81	†	248,192	53
10-31-09	12.59	0.34	•	1.78	2.12	0.31	0.01	0.11	0.43	—	—	14.28	17.78	1.12	1.12	†	1.12	†	2.88	†	151,558	66
02-12-08(4)–10-31-08	19.29	0.28		(6.65)	(6.37)	0.33	—	—	0.33	—	—	12.59	(33.53)	1.01	1.01	†	1.01	†	1.95	†	50,233	44

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Value Choice Fund
Class A
04-30-11	31.83	0.04	•	4.11	4.15	0.47	—	—	0.47	—	—	35.51	13.15		1.41	1.41	†	1.40	†	0.26	†	284,336	37
10-31-10	26.25	0.10		5.61	5.71	0.17	—	—	0.17	0.04	—	31.83	21.97	(b)	1.50	1.49		1.48		0.44		200,835	49
10-31-09	16.84	0.12	•	9.29	9.41	—	—	—	—	—	—	26.25	55.88		1.58	1.50	†	1.49	†	0.56	†	107,499	81
10-31-08	28.40	0.11		(11.51)	(11.40)	0.16	—	—	0.16	—	—	16.84	(40.34)		1.62	1.55	†	1.53	†	0.41	†	38,258	73
10-31-07	21.72	0.01		6.67	6.68	—	—	—	—	—	—	28.40	30.76		1.77	1.82		1.81		0.04		58,600	66
10-31-06	18.16	0.08		3.62	3.70	0.14	—	—	0.14	—	—	21.72	20.48		1.78	1.78		1.77		0.40		47,305	77
Class B
04-30-11	33.82	(0.10	)•	4.39	4.29	0.20	—	—	0.20	—	—	37.91	12.73		2.16	2.16	†	2.15	†	(0.54	)†	7,305	37
10-31-10	28.00	(0.11)		5.96	5.85	0.07	—	—	0.07	0.04	—	33.82	21.07	(b)	2.25	2.24		2.23		(0.34)		7,557	49
10-31-09	18.10	(0.05)		9.95	9.90	—	—	—	—	—	—	28.00	54.70		2.33	2.25	†	2.24	†	(0.19	)†	7,105	81
10-31-08	30.58	(0.11	)•	(12.37)	(12.48)	—	—	—	—	—	—	18.10	(40.81)		2.37	2.30	†	2.28	†	(0.39	)†	6,722	73
10-31-07	23.54	(0.17	)•	7.21	7.04	—	—	—	—	—	—	30.58	29.91		2.42	2.47		2.46		(0.62)		22,049	66
10-31-06	19.67	(0.04)		3.91	3.87	—	—	—	—	—	—	23.54	19.67		2.43	2.43		2.42		(0.25)		21,364	77
Class C
04-30-11	30.03	(0.08	)•	3.88	3.80	0.35	—	—	0.35	—	—	33.48	12.74		2.16	2.16	†	2.15	†	(0.49	)†	151,224	37
10-31-10	24.88	(0.09	)•	5.28	5.19	0.08	—	—	0.08	0.04	—	30.03	21.04	(b)	2.25	2.24		2.23		(0.33)		103,709	49
10-31-09	16.08	(0.05)		8.85	8.80	—	—	—	—	—	—	24.88	54.73		2.33	2.25	†	2.24	†	(0.30	)†	48,308	81
10-31-08	27.18	(0.09)		(10.99)	(11.08)	0.02	—	—	0.02	—	—	16.08	(40.79)		2.37	2.30	†	2.28	†	(0.36	)†	21,045	73
10-31-07	20.93	(0.14	)•	6.39	6.25	—	—	—	—	—	—	27.18	29.86		2.42	2.47		2.46		(0.60)		39,537	66
10-31-06	17.50	(0.05)		3.50	3.45	0.02	—	—	0.02	—	—	20.93	19.73		2.43	2.43		2.42		(0.26)		31,612	77
Class I
04-30-11	32.14	0.11	•	4.13	4.24	0.55	—	—	0.55	—	—	35.83	13.32		1.06	1.06	†	1.05	†	0.63	†	245,590	37
10-31-10	26.46	0.25	•	5.63	5.88	0.24	—	—	0.24	0.04	—	32.14	22.49	(b)	1.12	1.11		1.10		0.84		152,120	49
10-31-09	16.92	0.18	•	9.36	9.54	—	—	—	—	—	—	26.46	56.38		1.18	1.17	†	1.16	†	0.82	†	10,388	81
10-31-08	28.57	0.22		(11.59)	(11.37)	0.28	—	—	0.28	—	—	16.92	(40.13)		1.22	1.22	†	1.20	†	0.76	†	5,794	73
10-31-07	21.73	0.15		6.69	6.84	—	—	—	—	—	—	28.57	31.48		1.25	1.30		1.29		0.67		7,845	66
09-06-06(4)–10-31-06	21.31	(0.11)		0.53	0.42	—	—	—	—	—	—	21.73	1.97		1.27	1.26		1.26		(0.69)		3,010	77
Class W
04-30-11	32.07	0.09	•	4.14	4.23	0.54	—	—	0.54	—	—	35.76	13.30		1.16	1.16	†	1.15	†	0.53	†	50,800	37
10-31-10	26.46	0.21	•	5.60	5.81	0.24	—	—	0.24	0.04	—	32.07	22.23	(b)	1.25	1.24		1.23		0.73		30,105	49
06-01-09(4)–10-31-09	24.24	(0.08	)•	2.30	2.22	—	—	—	—	—	—	26.46	9.16		1.18	1.17	†	1.16	†	(0.79	)†	250	81

ING Emerging Countries Fund
Class A
04-30-11	28.88	(0.05)		1.85	1.80	—	—	—	—	—	—	30.68	6.23		1.94	1.77		1.77		(0.33)		82,239	53
10-31-10	23.64	(0.07)		5.31	5.24	—	—	—	—	—	—	28.88	22.17		2.15	1.91		1.91		(0.25)		86,497	98
10-31-09	16.04	0.05	•	7.82	7.87	0.50	—	—	0.50	0.23	—	23.64	52.02	(e)	2.28	2.04		2.04		0.29		77,556	148
10-31-08	41.48	0.71		(24.59)	(23.88)	0.45	1.11	—	1.56	—	—	16.04	(59.64)		2.10	1.96		1.94		1.86		60,207	177
10-31-07	29.62	0.47		11.82	12.29	0.43	—	—	0.43	—	—	41.48	41.93		1.99	1.89		1.86		1.42		197,307	51
10-31-06	23.60	0.48		5.68	6.16	—	0.14	—	0.14	—	—	29.62	26.19		2.02	1.92		1.91		1.80		123,219	35
Class B
04-30-11	28.43	(0.16	)•	1.82	1.66	—	—	—	—	—	—	30.09	5.84		2.59	2.52		2.52		(1.13)		3,023	53
10-31-10	23.45	(0.26	)•	5.24	4.98	—	—	—	—	—	—	28.43	21.24		2.80	2.66		2.66		(1.03)		3,901	98
10-31-09	15.73	(0.08	)•	7.74	7.66	0.17	—	—	0.17	0.23	—	23.45	50.68	(e)	2.93	2.79		2.79		(0.44)		4,973	148
10-31-08	40.67	0.36	•	(24.05)	(23.69)	0.14	1.11	—	1.25	—	—	15.73	(59.94)		2.75	2.71		2.69		1.10		4,312	177
10-31-07	29.04	0.24	•	11.57	11.81	0.18	—	—	0.18	—	—	40.67	40.85		2.64	2.64		2.61		0.67		16,648	51
10-31-06	23.17	0.28	•	5.59	5.87	—	—	—	—	—	—	29.04	25.33		2.67	2.67		2.66		1.06		13,575	35

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)	($000’s)	(%)
ING Emerging Countries Fund (continued)
Class C
04-30-11	26.69	(0.15	)•	1.71	1.56	—	—	—	—	—	—	28.25	5.84	2.59	2.52		2.52		(1.09)	14,596	53
10-31-10	22.01	(0.24	)•	4.92	4.68	—	—	—	—	—	—	26.69	21.26	2.80	2.66		2.66		(1.00)	15,873	98
10-31-09	14.82	(0.07	)•	7.26	7.19	0.22	—	—	0.22	0.22	—	22.01	50.69 (e)	2.93	2.79		2.79		(0.42)	16,868	148
10-31-08	38.45	0.34	•	(22.65)	(22.31)	0.21	1.11	—	1.32	—	—	14.82	(59.92)	2.75	2.71		2.69		1.11	14,586	177
10-31-07	27.53	0.20		10.97	11.17	0.25	—	—	0.25	—	—	38.45	40.82	2.64	2.64		2.61		0.65	53,885	51
10-31-06	22.04	0.25		5.31	5.56	0.07	—	—	0.07	—	—	27.53	25.29	2.67	2.67		2.66		1.12	35,847	35
Class I
04-30-11	29.03	0.01		1.86	1.87	0.04	—	—	0.04	—	—	30.86	6.46	1.45	1.38		1.38		0.09	69,847	53
10-31-10	23.66	0.06		5.31	5.37	—	—	—	—	—	—	29.03	22.70	1.61	1.47		1.47		0.28	72,072	98
10-31-09	16.11	0.13	•	7.82	7.95	0.63	—	—	0.63	0.23	—	23.66	52.74 (e)	1.74	1.60		1.60		0.71	30,758	148
10-31-08	41.63	0.56	•	(24.40)	(23.84)	0.57	1.11	—	1.68	—	—	16.11	(59.48)	1.67	1.63		1.61		1.79	18,429	177
10-31-07	29.72	0.55		11.90	12.45	0.54	—	—	0.54	—	—	41.63	42.41	1.56	1.56		1.53		1.71	41,551	51
12-21-05(4)–10-31-06	25.52	0.65	•	3.55	4.20	—	—	—	—	—	—	29.72	16.46	1.55	1.55		1.54		2.73	23,456	35
Class W
04-30-11	30.36	(0.03)		1.95	1.92	0.03	—	—	0.03	—	—	32.25	6.33	1.59	1.52		1.52		(0.11)	5,623	53
10-31-10	24.77	(0.07)		5.66	5.59	—	—	—	—	—	—	30.36	22.57	1.80	1.66		1.66		(0.33)	6,398	98
10-31-09	16.85	0.01	•	8.31	8.32	0.64	—	—	0.64	0.24	—	24.77	52.70 (e)	1.74	1.60		1.60		0.04	93	148
02-12-08(4)–10-31-08	36.18	0.54	•	(19.86)	(19.32)	—	0.01	—	0.01	—	—	16.85	(53.42)	1.67	1.63		1.61		2.48	36	177

ING Global Opportunities Fund
Class A
04-30-11	14.07	(0.00	)*	1.73	1.73	0.32	—	—	0.32	—	—	15.48	12.54	1.86	1.51		1.51		(0.14)	46,852	38
10-31-10	12.85	0.05	•	1.17	1.22	—	—	—	—	—	—	14.07	9.49	1.84	1.63		1.63		0.39	55,541	156
10-31-09	11.68	0.12	•	1.50	1.62	0.45	—	—	0.45	—	—	12.85	14.38	1.78	1.70	†	1.70	†	1.13 †	93,829	176
10-31-08	23.54	0.18	•	(10.65)	(10.47)	—	1.39	—	1.39	—	—	11.68	(47.01)	1.61	1.60	†	1.60	†	0.93 †	151,246	116
10-31-07	18.56	0.10		5.56	5.66	—	0.68	—	0.68	—	—	23.54	31.32	1.54	1.54		1.54		0.59	349,917	69
10-31-06	14.79	0.08	•	4.05	4.13	—	0.36	—	0.36	—	—	18.56	28.39	1.58	1.65		1.65		0.49	219,819	65
Class B
04-30-11	13.44	(0.06	)•	1.66	1.60	0.19	—	—	0.19	—	—	14.85	12.04	2.61	2.26		2.26		(0.89)	7,536	38
10-31-10	12.36	(0.04)		1.12	1.08	—	—	—	—	—	—	13.44	8.74	2.59	2.38		2.38		(0.35)	9,094	156
10-31-09	11.19	0.04	•	1.43	1.47	0.30	—	—	0.30	—	—	12.36	13.42	2.53	2.45	†	2.45	†	0.38 †	14,077	176
10-31-08	22.78	0.02	•	(10.22)	(10.20)	—	1.39	—	1.39	—	—	11.19	(47.42)	2.36	2.35	†	2.35	†	0.11 †	18,831	116
10-31-07	18.11	(0.03)		5.38	5.35	—	0.68	—	0.68	—	—	22.78	30.35	2.29	2.29		2.29		(0.16)	50,276	69
10-31-06	14.55	(0.04	)•	3.96	3.92	—	0.36	—	0.36	—	—	18.11	27.40	2.33	2.40		2.40		(0.24)	38,136	65
Class C
04-30-11	13.44	(0.06	)•	1.66	1.60	0.19	—	—	0.19	—	—	14.85	12.05	2.61	2.26		2.26		(0.89)	38,350	38
10-31-10	12.36	(0.04)		1.12	1.08	—	—	—	—	—	—	13.44	8.74	2.59	2.38		2.38		(0.35)	49,256	156
10-31-09	11.21	0.04	•	1.43	1.47	0.32	—	—	0.32	—	—	12.36	13.43	2.53	2.45	†	2.45	†	0.38 †	76,677	176
10-31-08	22.81	0.03	•	(10.24)	(10.21)	—	1.39	—	1.39	—	—	11.21	(47.40)	2.36	2.35	†	2.35	†	0.14 †	102,274	116
10-31-07	18.14	(0.03)		5.38	5.35	—	0.68	—	0.68	—	—	22.81	30.30	2.29	2.29		2.29		(0.14)	232,439	69
10-31-06	14.57	(0.04	)•	3.97	3.93	—	0.36	—	0.36	—	—	18.14	27.43	2.33	2.40		2.40		(0.26)	154,101	65
Class I
04-30-11	14.38	0.02	•	1.78	1.80	0.39	—	—	0.39	—	—	15.79	12.81	1.49	1.06		1.06		0.31	7,599	38
10-31-10	13.08	0.13	•	1.17	1.30	—	—	—	—	—	—	14.38	9.94	1.38	1.31		1.31		0.94	9,467	156
10-31-09	11.92	0.16	•	1.54	1.70	0.54	—	—	0.54	—	—	13.08	14.82	1.33	1.31	†	1.31	†	1.44 †	65,256	176
10-31-08	23.91	0.24	•	(10.84)	(10.60)	—	1.39	—	1.39	—	—	11.92	(46.82)	1.28	1.27	†	1.27	†	1.26 †	68,020	116
10-31-07	18.78	0.16		5.65	5.81	—	0.68	—	0.68	—	—	23.91	31.76	1.21	1.21		1.21		0.94	108,732	69
10-31-06	14.93	0.13	•	4.08	4.21	—	0.36	—	0.36	—	—	18.78	28.67	1.28	1.35		1.34		0.78	61,248	65

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)	($000’s)	(%)
ING Global Opportunities Fund (continued)
Class W
04-30-11	15.36	0.00	•, *	1.88	1.88	0.30	—		—	0.30	—	—	16.94	12.45	1.61	1.26		1.26		0.06	166	38
10-31-10	13.98	0.10	•	1.28	1.38	—	—		—	—	—	—	15.36	9.87	1.59	1.38		1.38		0.68	1,486	156
10-31-09	12.71	0.18	•	1.63	1.81	0.54	—		—	0.54	—	—	13.98	14.79	1.33	1.31	†	1.31	†	1.47 †	566	176
02-12-08(4)–10-31-08	20.48	0.27	•	(8.04)	(7.77)	—	—		—	—	—	—	12.71	(37.94)	1.28	1.27	†	1.27	†	2.03 †	296	116

ING Greater China Fund
Class A
04-30-11	16.40	(0.12)		1.00	0.88	0.18	—		—	0.18	—	—	17.10	5.40	2.02	2.02		2.02		(1.34)	28,614	58
10-31-10	14.28	0.04	•	2.29	2.33	0.21	—		—	0.21	—	—	16.40	16.49	2.11	2.10		2.10		0.27	29,947	90
10-31-09	9.24	0.07	•	5.78	5.85	0.21	0.60		—	0.81	—	—	14.28	67.10	2.29	2.11		2.11		0.58	32,860	134
10-31-08	24.43	0.05	•	(13.12)	(13.07)	0.06	2.06		—	2.12	—	—	9.24	(57.63)	1.96	1.96		1.96		0.32	20,481	159
10-31-07	12.49	0.07		11.93	12.00	0.06	0.00	*	—	0.06	—	—	24.43	96.41	1.91	1.91		1.91		0.54	73,804	109
12-21-05(4)–10-31-06	10.00	0.06		2.43	2.49	—	—		—	—	—	—	12.49	24.90	2.64	2.64		2.64		0.75	23,709	108
Class B
04-30-11	16.18	(0.17)		0.97	0.80	0.07	—		—	0.07	—	—	16.91	4.99	2.77	2.77		2.77		(2.09)	2,529	58
10-31-10	14.11	(0.07	)•	2.26	2.19	0.12	—		—	0.12	—	—	16.18	15.61	2.86	2.85		2.85		(0.45)	2,772	90
10-31-09	9.08	(0.03	)•	5.72	5.69	0.06	0.60		—	0.66	—	—	14.11	65.73	3.04	2.86		2.86		(0.29)	3,246	134
10-31-08	24.14	(0.05)		(12.95)	(13.00)	—	2.06		—	2.06	—	—	9.08	(57.95)	2.71	2.71		2.71		(0.33)	1,901	159
10-31-07	12.42	(0.03	)•	11.79	11.76	0.04	0.00	*	—	0.04	—	—	24.14	94.92	2.66	2.66		2.66		(0.19)	7,414	109
01-06-06(4)–10-31-06	10.60	0.05	•	1.77	1.82	—	—		—	—	—	—	12.42	17.17	3.39	3.39		3.39		0.47	1,957	108
Class C
04-30-11	16.19	(0.17)		0.98	0.81	0.08	—		—	0.08	—	—	16.92	5.03	2.77	2.77		2.77		(2.07)	6,073	58
10-31-10	14.15	(0.08	)•	2.28	2.20	0.16	—		—	0.16	—	—	16.19	15.64	2.86	2.85		2.85		(0.53)	5,772	90
10-31-09	9.09	(0.02	)•	5.73	5.71	0.05	0.60		—	0.65	—	—	14.15	65.77	3.04	2.86		2.86		(0.15)	6,182	134
10-31-08	24.16	(0.09	)•	(12.92)	(13.01)	—	2.06		—	2.06	—	—	9.09	(57.94)	2.71	2.71		2.71		(0.52)	2,694	159
10-31-07	12.43	(0.03	)•	11.79	11.76	0.03	0.00	*	—	0.03	—	—	24.16	94.75	2.66	2.66		2.66		(0.20)	12,386	109
01-11-06(4)–10-31-06	10.67	0.05	•	1.71	1.76	—	—		—	—	—	—	12.43	16.49	3.39	3.39		3.39		0.53	2,124	108
Class I
04-30-11	16.44	(0.09	)•	0.98	0.89	0.23	—		—	0.23	—	—	17.10	5.50	1.77	1.77		1.77		(1.10)	2,078	58
10-31-10	14.31	0.17	•	2.23	2.40	0.27	—		—	0.27	—	—	16.44	16.97	1.72	1.71		1.71		1.15	2,212	90
10-31-09	9.28	0.19	•	5.72	5.91	0.28	0.60		—	0.88	—	—	14.31	67.79	1.86	1.68		1.68		1.48	690	134
10-31-08	24.46	0.16	•	(13.18)	(13.02)	0.10	2.06		—	2.16	—	—	9.28	(57.42)	1.70	1.70		1.70		1.02	39	159
10-31-07	12.50	0.11		11.93	12.04	0.08	0.00	*	—	0.08	—	—	24.46	96.81	1.66	1.66		1.66		0.73	52	109
05-08-06(4)–10-31-06	12.84	0.08		(0.42)	(0.34)	—	—		—	—	—	—	12.50	(2.65)	2.39	2.39		2.39		1.47	22	108
Class O
04-30-11	16.27	(0.10)		0.97	0.87	0.19	—		—	0.19	—	—	16.95	5.39	2.02	2.02		2.02		(1.28)	5,686	58
10-31-10	14.19	0.07	•	2.24	2.31	0.23	—		—	0.23	—	—	16.27	16.49	2.11	2.10		2.10		0.49	4,530	90
10-31-09	9.26	0.11	•	5.70	5.81	0.28	0.60		—	0.88	—	—	14.19	66.79	2.29	2.11		2.11		0.85	2,966	134
06-04-08(4)–10-31-08	16.83	0.11	•	(7.68)	(7.57)	—	—		—	—	—	—	9.26	(44.98)	1.96	1.96		1.96		2.23	206	159

ING Index Plus International Equity Fund
Class A
04-30-11	8.36	0.08		0.97	1.05	0.11	—		—	0.11	—	—	9.30	12.74	1.40	1.15	†	1.15	†	1.66 †	9,320	60
10-31-10	7.80	0.13		0.58	0.71	0.15	—		—	0.15	0.00 *	—	8.36	9.17 (a)	1.31	1.16	†	1.16	†	1.65 †	8,969	171
10-31-09	6.35	0.16	•	1.49	1.65	0.23	—		—	0.23	0.03	—	7.80	27.40 (f)	1.53	1.15		1.15		2.58	8,828	169
10-31-08	13.95	0.19	•	(6.24)	(6.05)	0.18	1.37		—	1.55	—	—	6.35	(48.51)	1.73	1.30		1.30		1.93	9,446	215
10-31-07	11.68	0.14	•	2.48	2.62	0.08	0.27		—	0.35	—	—	13.95	22.98	1.13	1.16		1.16		1.17	2,233	213
12-21-05(4)–10-31-06	10.00	0.14	•	1.54	1.68	—	—		—	—	—	—	11.68	16.80	1.30	1.15		1.15		1.50	12,513	188

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate		Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
ING Index Plus International Equity Fund (continued)
Class B
04-30-11	8.36	0.03	•	1.00	1.03	0.03	—	—	0.03	—		—	9.36	12.38		2.15	1.90	†	1.90	†	0.79 †	629	60
10-31-10	7.80	0.06	•	0.58	0.64	0.08	—	—	0.08	0.00	*	—	8.36	8.30	(a)	2.06	1.91	†	1.91	†	0.86 †	772	171
10-31-09	6.29	0.11	•	1.49	1.60	0.12	—	—	0.12	0.03		—	7.80	26.41	(f)	2.28	1.90		1.90		1.74	1,221	169
10-31-08	13.90	0.12	•	(6.20)	(6.08)	0.16	1.37	—	1.53	—		—	6.29	(48.88)		2.48	2.05		2.05		1.22	1,571	215
10-31-07	11.63	0.09	•	2.51	2.60	0.06	0.27	—	0.33	—		—	13.90	22.85		1.89	1.92		1.92		0.67	734	213
01-12-06(4)–10-31-06	10.43	0.06	•	1.14	1.20	—	—	—	—	—		—	11.63	11.51		2.05	1.90		1.90		0.64	264	188
Class C
04-30-11	8.30	0.05		0.97	1.02	0.04	—	—	0.04	—		—	9.28	12.37		2.15	1.90	†	1.90	†	0.89 †	1,231	60
10-31-10	7.75	0.07	•	0.57	0.64	0.09	—	—	0.09	0.00	*	—	8.30	8.35	(a)	2.06	1.91	†	1.91	†	0.93 †	1,202	171
10-31-09	6.28	0.11	•	1.48	1.59	0.15	—	—	0.15	0.03		—	7.75	26.45	(f)	2.28	1.90		1.90		1.78	1,445	169
10-31-08	13.89	0.12	•	(6.20)	(6.08)	0.16	1.37	—	1.53	—		—	6.28	(48.91)		2.48	2.05		2.05		1.16	1,311	215
10-31-07	11.61	0.09	•	2.50	2.59	0.04	0.27	—	0.31	—		—	13.89	22.81		1.89	1.92		1.92		0.69	1,126	213
01-12-06(4)–10-31-06	10.43	0.08	•	1.10	1.18	—	—	—	—	—		—	11.61	11.31		2.05	1.90		1.90		0.87	534	188
Class I
04-30-11	8.38	0.07	•	1.01	1.08	0.14	—	—	0.14	—		—	9.32	13.11		0.90	0.65	†	0.65	†	1.70 †	42,408	60
10-31-10	7.81	0.14	•	0.59	0.73	0.16	—	—	0.16	0.00	*	—	8.38	9.46	(a)	0.85	0.83	†	0.83	†	1.86 †	81,470	171
10-31-09	6.42	0.18	•	1.50	1.68	0.32	—	—	0.32	0.03		—	7.81	27.81	(f)	0.92	0.90		0.90		2.83	51,144	169
10-31-08	14.06	0.29	•	(6.32)	(6.03)	0.24	1.37	—	1.61	—		—	6.42	(48.12)		1.05	0.62		0.62		2.80	54,838	215
10-31-07	11.70	0.20		2.55	2.75	0.12	0.27	—	0.39	—		—	14.06	24.14		0.84	0.87		0.87		1.78	118,924	213
12-21-05(4)–10-31-06	10.00	0.16	•	1.54	1.70	—	—	—	—	—		—	11.70	17.00		1.05	0.90		0.90		1.69	78,581	188
Class O
04-30-11	8.30	0.07		0.97	1.04	0.11	—	—	0.11	—		—	9.23	12.71		1.40	1.15	†	1.15	†	1.66 †	48,653	60
10-31-10	7.75	0.14		0.56	0.70	0.15	—	—	0.15	0.00	*	—	8.30	9.10	(a)	1.31	1.16	†	1.16	†	1.65 †	45,938	171
10-31-09	6.31	0.16	•	1.49	1.65	0.24	—	—	0.24	0.03		—	7.75	27.60	(f)	1.53	1.15		1.15		2.53	47,328	169
11-09-07(4)–10-31-08	13.09	0.19	•	(5.36)	(5.17)	0.24	1.37	—	1.61	—		—	6.31	(45.16)		1.73	1.30		1.30		2.03	41,539	215

ING International Capital Appreciation Fund
Class A
04-30-11	10.08	0.03		1.47	1.50	0.04	—	—	0.04	—		—	11.54	14.88		1.71	1.46		1.46		0.41	24,206	31
10-31-10	9.03	0.04		1.01	1.05	—	—	—	—	0.00	*	—	10.08	11.63	(a)	1.70	1.46		1.45		0.42	24,553	63
10-31-09	6.70	0.00	•,*	2.49	2.49	0.15	—	0.01	0.16	—		—	9.03	37.80		1.55	1.51		1.50		0.01	25,819	75
10-31-08	14.86	0.12		(7.64)	(7.52)	0.14	0.50	—	0.64	—		—	6.70	(52.69)		1.41	1.46		1.46		0.73	1,612	83
10-31-07	11.39	0.01	•	3.76	3.77	0.05	0.25	—	0.30	—		—	14.86	33.89		1.48	1.50		1.50		0.08	4,592	71
12-21-05(4)–10-31-06	10.00	0.04		1.35	1.39	—	—	—	—	—		—	11.39	13.90		1.84	1.50		1.50		0.32	3,677	91
Class B
04-30-11	9.91	(0.02	)•	1.46	1.44	0.01	—	—	0.01	—		—	11.34	14.51		2.46	2.21		2.21		(0.44)	1,733	31
10-31-10	8.95	(0.04)		1.00	0.96	—	—	—	—	0.00	*	—	9.91	10.73	(a)	2.45	2.21		2.20		(0.33)	2,597	63
10-31-09	6.58	(0.06	)•	2.47	2.41	0.03	—	0.01	0.04	—		—	8.95	36.68		2.30	2.26		2.25		(0.75)	4,460	75
10-31-08	14.67	(0.01	)•	(7.47)	(7.48)	0.11	0.50	—	0.61	—		—	6.58	(53.01)		2.16	2.21		2.21		(0.11)	278	83
10-31-07	11.33	(0.09)		3.71	3.62	0.03	0.25	—	0.28	—		—	14.67	32.67		2.23	2.25		2.25		(0.88)	943	71
01-09-06(4)–10-31-06	10.42	(0.04	)•	0.95	0.91	—	—	—	—	—		—	11.33	8.73		2.59	2.25		2.25		(0.43)	66	91
Class C
04-30-11	9.95	(0.01)		1.45	1.44	0.01	—	—	0.01	—		—	11.38	14.45		2.46	2.21		2.21		(0.33)	8,060	31
10-31-10	8.98	(0.03)		1.00	0.97	—	—	—	—	0.00	*	—	9.95	10.80	(a)	2.45	2.21		2.20		(0.32)	7,495	63
10-31-09	6.60	(0.06	)•	2.47	2.41	0.02	—	0.01	0.03	—		—	8.98	36.38		2.30	2.26		2.25		(0.69)	7,825	75
10-31-08	14.71	0.00	•,*	(7.50)	(7.50)	0.11	0.50	—	0.61	—		—	6.60	(52.99)		2.16	2.21		2.21		0.01	354	83
10-31-07	11.35	(0.12)		3.73	3.61	0.00 •	0.25	—	0.25	—		—	14.71	32.45		2.23	2.25		2.25		(0.97)	971	71
01-24-06(4)–10-31-06	10.28	(0.03)		1.10	1.07	—	—	—	—	—		—	11.35	10.41		2.59	2.25		2.25		(0.50)	65	91

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate		Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Capital Appreciation Fund (continued)
Class I
04-30-11	10.09	0.02	•	1.49	1.51	0.08	—	—	0.08	—		—	11.52	15.09	1.25	1.00		1.00		0.40		6,954	31
10-31-10	9.00	0.08		1.01	1.09	—	—	—	—	0.00	*	—	10.09	12.11 (a)	1.20	0.96		0.95		0.89		58,078	63
10-31-09	6.73	0.09	•	2.41	2.50	0.22	—	0.01	0.23	—		—	9.00	38.21	1.18	1.14		1.13		1.17		58,959	75
10-31-08	14.90	0.17		(7.67)	(7.50)	0.17	0.50	—	0.67	—		—	6.73	(52.48)	1.08	1.13		1.13		1.09		47,918	83
10-31-07	11.43	0.06	•	3.75	3.81	0.09	0.25	—	0.34	—		—	14.90	34.14	1.13	1.15		1.15		0.47		140,901	71
12-21-05(4)–10-31-06	10.00	0.02		1.41	1.43	—	—	—	—	—		—	11.43	14.30	1.56	1.22		1.22		0.39		47,200	91
Class W(5)
04-30-11	10.10	0.04		1.48	1.52	0.07	—	—	0.07	—		—	11.55	15.09	1.46	1.21		1.21		0.67		11,367	31
10-31-10	9.03	0.07		1.00	1.07	—	—	—	—	0.00	*	—	10.10	11.85 (a)	1.46	1.22		1.21		0.66		10,787	63
08-07-09(4)–10-31-09	8.59	0.00	•,*	0.44	0.44	—	—	—	—	—		—	9.03	5.12	1.43	1.39		1.38		0.04		11,675	75

ING International Core Fund
Class I
02-08-11(4)–04-30-11	10.00	0.05		0.50	0.55	—	—	—	—	—		—	10.55	5.50	1.00	0.95		0.95		2.44		274,501	20

ING International Growth Fund
Class I
01-05-11(4)–04-30-11	10.00	0.07		0.82	0.89	—	—	—	—	—		—	10.89	8.90	1.05	0.99		0.99		2.17		178,979	14

ING International Real Estate Fund
Class A
04-30-11	8.85	0.06		0.55	0.61	0.35	—	—	0.35	—		—	9.11	7.12	1.42	1.42		1.42		1.69		281,909	43
10-31-10	8.48	0.14	•	0.85	0.99	0.62	—	—	0.62	—		—	8.85	12.46	1.50	1.50	†	1.50	†	1.77	†	240,779	60
10-31-09	6.91	0.17		1.57	1.74	0.17	—	—	0.17	—		—	8.48	25.77	1.73	1.53	†	1.53	†	2.43	†	116,989	72
10-31-08	14.56	0.33		(7.43)	(7.10)	0.36	—	0.19	0.55	—		—	6.91	(50.31)	1.48	1.50	†	1.50	†	1.76	†	89,623	46
10-31-07	11.63	0.13	•	3.14	3.27	0.34	—	—	0.34	—		—	14.56	28.49	1.51	1.50		1.50		0.99		271,425	44
02-28-06(4)–10-31-06	10.00	0.09	•	1.60	1.69	0.06	—	—	0.06	—		—	11.63	16.94	2.01	1.50		1.50		1.33		49,798	29
Class B
04-30-11	8.82	0.04	•	0.53	0.57	0.31	—	—	0.31	—		—	9.08	6.65	2.17	2.17		2.17		0.91		2,822	43
10-31-10	8.44	0.08	•	0.86	0.94	0.56	—	—	0.56	—		—	8.82	11.74	2.25	2.25	†	2.25	†	1.05	†	3,019	60
10-31-09	6.88	0.12		1.56	1.68	0.12	—	—	0.12	—		—	8.44	24.82	2.48	2.28	†	2.28	†	1.78	†	3,875	72
10-31-08	14.50	0.25		(7.41)	(7.16)	0.27	—	0.19	0.46	—		—	6.88	(50.72)	2.23	2.25	†	2.25	†	1.00	†	4,004	46
10-31-07	11.59	0.03	•	3.14	3.17	0.26	—	—	0.26	—		—	14.50	27.69	2.26	2.25		2.25		0.25		11,819	44
02-28-06(4)–10-31-06	10.00	0.04	•	1.59	1.63	0.04	—	—	0.04	—		—	11.59	16.38	2.76	2.25		2.25		0.51		1,639	29
Class C
04-30-11	8.81	0.04	•	0.53	0.57	0.31	—	—	0.31	—		—	9.07	6.70	2.17	2.17		2.17		1.01		24,439	43
10-31-10	8.44	0.08	•	0.85	0.93	0.56	—	—	0.56	—		—	8.81	11.65	2.25	2.25	†	2.25	†	1.05	†	25,632	60
10-31-09	6.88	0.13		1.54	1.67	0.11	—	—	0.11	—		—	8.44	24.76	2.48	2.28	†	2.28	†	1.81	†	26,520	72
10-31-08	14.49	0.29		(7.44)	(7.15)	0.27	—	0.19	0.46	—		—	6.88	(50.69)	2.23	2.25	†	2.25	†	1.00	†	36,661	46
10-31-07	11.59	0.03	•	3.13	3.16	0.26	—	—	0.26	—		—	14.49	27.58	2.26	2.25		2.25		0.24		121,529	44
02-28-06(4)–10-31-06	10.00	0.04	•	1.59	1.63	0.04	—	—	0.04	—		—	11.59	16.31	2.76	2.25		2.25		0.54		17,075	29
Class I
04-30-11	8.87	0.09		0.52	0.61	0.36	—	—	0.36	—		—	9.12	7.14	1.11	1.11		1.11		1.86		340,271	43
10-31-10	8.49	0.18		0.85	1.03	0.65	—	—	0.65	—		—	8.87	12.90	1.17	1.17	†	1.17	†	2.13	†	365,799	60
10-31-09	6.92	0.19		1.57	1.76	0.19	—	—	0.19	—		—	8.49	26.12	1.23	1.23	†	1.23	†	2.80	†	387,251	72
10-31-08	14.58	0.23	•	(7.31)	(7.08)	0.39	—	0.19	0.58	—		—	6.92	(50.14)	1.16	1.18	†	1.18	†	2.22	†	290,227	46
10-31-07	11.64	0.16	•	3.15	3.31	0.37	—	—	0.37	—		—	14.58	28.80	1.26	1.25		1.25		1.22		127,029	44
02-28-06(4)–10-31-06	10.00	0.08	•	1.63	1.71	0.07	—	—	0.07	—		—	11.64	17.23	1.76	1.25		1.25		1.09		22,336	29

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Real Estate Fund (continued)
Class W
04-30-11	8.89	0.09	•	0.53	0.62	0.36	—		—	0.36	—	—	9.15	7.24		1.17	1.17		1.17		2.10		14,255	43
10-31-10	8.51	0.16	•	0.86	1.02	0.64	—		—	0.64	—	—	8.89	12.80		1.25	1.25	†	1.25	†	2.01	†	5,202	60
10-31-09	6.91	0.19		1.60	1.79	0.19	—		—	0.19	—	—	8.51	26.61		1.23	1.23	†	1.23	†	2.85	†	2,094	72
02-12-08(4)–10-31-08	11.48	0.17	•	(4.59)	(4.42)	0.10	—		0.05	0.15	—	—	6.91	(38.91)		1.18	1.20	†	1.20	†	2.45	†	307	46

ING International SmallCap Multi-Manager Fund
Class A
04-30-11	37.55	0.01		6.18	6.19	0.14	—		—	0.14	—	—	43.60	16.53		1.75	1.73	†	1.73	†	0.00	†	145,799	22
10-31-10	31.45	0.14	•	6.28	6.42	0.40	—		—	0.40	0.08	—	37.55	20.85	(c)	1.81	1.79	†	1.79	†	0.42	†	144,594	63
10-31-09	22.73	0.21	•	9.04	9.25	0.71	—		—	0.71	0.18	—	31.45	42.73	(g)	1.95	1.95	†	1.95	†	0.85	†	177,914	103
10-31-08	66.43	0.65		(36.15)	(35.50)	0.32	7.88		—	8.20	—	—	22.73	(59.84)		1.70	1.70		1.70		1.27		160,896	84
10-31-07	47.15	0.31		19.25	19.56	0.28	—		—	0.28	—	—	66.43	41.67		1.60	1.60		1.60		0.67		523,535	93
10-31-06	37.75	0.29		9.44	9.73	0.33	—		—	0.33	—	—	47.15	25.91		1.66	1.66		1.66		0.67		243,020	85
Class B
04-30-11	39.49	(0.15	)•	6.53	6.38	—	—		—	—	—	—	45.87	16.16		2.40	2.38	†	2.38	†	(0.70	)†	4,284	22
10-31-10	33.01	(0.09	)•	6.62	6.53	0.13	—		—	0.13	0.08	—	39.49	20.07	(c)	2.46	2.44	†	2.44	†	(0.27	)†	5,120	63
10-31-09	23.48	0.06	•	9.45	9.51	0.17	—		—	0.17	0.19	—	33.01	41.60	(g)	2.60	2.60	†	2.60	†	0.24	†	8,383	103
10-31-08	68.31	0.21	•	(37.16)	(36.95)	—	7.88		—	7.88	—	—	23.48	(60.10)		2.35	2.35		2.35		0.45		11,892	84
10-31-07	48.53	0.00	•,*	19.78	19.78	—	—		—	—	—	—	68.31	40.76		2.25	2.25		2.25		0.00	*	65,619	93
10-31-06	38.83	(0.01	)•	9.75	9.74	0.04	—		—	0.04	—	—	48.53	25.10		2.31	2.31		2.31		(0.03)		58,469	85
Class C
04-30-11	35.04	(0.10)		5.77	5.67	—	—		—	—	—	—	40.71	16.18		2.40	2.38	†	2.38	†	(0.63	)†	32,385	22
10-31-10	29.41	(0.07	)•	5.87	5.80	0.24	—		—	0.24	0.07	—	35.04	20.05	(c)	2.46	2.44	†	2.44	†	(0.23	)†	31,078	63
10-31-09	21.15	0.05	•	8.46	8.51	0.42	—		—	0.42	0.17	—	29.41	41.80	(g)	2.60	2.60	†	2.60	†	0.21	†	31,928	103
10-31-08	62.48	0.34		(33.79)	(33.45)	—	7.88		—	7.88	—	—	21.15	(60.11)		2.35	2.35		2.35		0.58		29,760	84
10-31-07	44.39	0.00	•,*	18.09	18.09	0.00 *	—		—	0.00 *	—	—	62.48	40.76		2.25	2.25		2.25		0.01		104,274	93
10-31-06	35.59	(0.00	)*	8.91	8.91	0.11	—		—	0.11	—	—	44.39	25.09		2.31	2.31		2.31		(0.01)		65,534	85
Class I
04-30-11	37.66	0.10		6.20	6.30	0.31	—		—	0.31	—	—	43.65	16.84		1.27	1.25	†	1.25	†	0.54	†	255,088	22
10-31-10	31.53	0.33		6.27	6.60	0.55	—		—	0.55	0.08	—	37.66	21.45	(c)	1.28	1.26	†	1.26	†	0.99	†	210,965	63
10-31-09	22.85	0.32	•	9.09	9.41	0.91	—		—	0.91	0.18	—	31.53	43.57	(g)	1.45	1.45	†	1.45	†	1.29	†	164,985	103
10-31-08	66.72	0.78		(36.25)	(35.47)	0.52	7.88		—	8.40	—	—	22.85	(59.66)		1.29	1.29		1.29		1.71		139,213	84
10-31-07	47.35	0.60		19.25	19.85	0.48	—		—	0.48	—	—	66.72	42.24		1.20	1.20		1.20		1.12		376,737	93
12-21-05(4)–10-31-06	40.64	0.39	•	6.32	6.71	—	—		—	—	—	—	47.35	16.51		1.20	1.20		1.20		1.02		137,184	85
Class O
04-30-11	37.30	0.04		6.12	6.16	0.20	—		—	0.20	—	—	43.26	16.59		1.65	1.63	†	1.63	†	0.27	†	1,692	22
10-31-10	31.28	0.19		6.22	6.41	0.47	—		—	0.47	0.08	—	37.30	20.95	(c)	1.71	1.69	†	1.69	†	0.66	†	1,164	63
10-31-09	22.75	0.18	•	9.07	9.25	0.90	—		—	0.90	0.18	—	31.28	43.07	(g)	1.85	1.85	†	1.85	†	0.69	†	565	103
06-04-08(4)–10-31-08	47.28	0.18	•	(24.71)	(24.53)	—	0.00	*	—	—	—	—	22.75	(51.88)		1.60	1.60		1.60		1.39		62	84
Class W
04-30-11	44.49	0.09		7.33	7.42	0.25	—		—	0.25	—	—	51.66	16.75		1.40	1.38	†	1.38	†	0.40	†	50,712	22
10-31-10	37.21	0.32	•	7.41	7.73	0.54	—		—	0.54	0.09	—	44.49	21.24	(c)	1.46	1.44	†	1.44	†	0.82	†	42,257	63
10-31-09	26.83	0.37		10.71	11.08	0.92	—		—	0.92	0.22	—	37.21	43.54	(g)	1.45	1.45	†	1.45	†	1.32	†	12,096	103
02-12-08(4)–10-31-08	50.70	0.50	•	(24.37)	(23.87)	—	0.00	*	—	—	—	—	26.83	(47.08)		1.29	1.29		1.29		1.80		10,366	84

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Value Fund
Class A
04-30-11	11.78	0.07	•	1.10	1.17	0.23		—	—	0.23	—	—	12.72	10.10		1.64	1.63	†	1.63	†	1.05	†	483,742	83
10-31-10	11.30	0.18	•	0.45	0.63	0.17		—	—	0.17	0.02	—	11.78	5.78	(d)	1.62	1.62	†	1.62	†	1.63	†	549,016	81
10-31-09	11.13	0.14		1.88	2.02	0.35		1.51	—	1.86	0.01	—	11.30	21.74	(h)	1.75	1.75	†	1.75	†	1.25	†	725,329	92
10-31-08	23.15	0.39		(8.83)	(8.44)	0.23		3.35	—	3.58	—	—	11.13	(42.58)		1.58	1.58	†	1.57	†	1.95	†	931,162	23
10-31-07	21.52	0.24	•	3.73	3.97	0.20		2.14	—	2.34	—	—	23.15	19.87		1.59	1.59		1.59		1.08		2,136,218	32
10-31-06	18.33	0.18	•	4.58	4.76	0.16		1.41	—	1.57	—	—	21.52	27.64		1.60	1.60		1.60		0.90		1,995,027	25
Class B
04-30-11	11.66	0.02	•	1.11	1.13	—		—	—	—	—	—	12.79	9.69		2.34	2.33	†	2.33	†	0.29	†	2,395	83
10-31-10	11.14	0.11	•	0.43	0.54	0.04		—	—	0.04	0.02	—	11.66	5.07	(d)	2.32	2.32	†	2.32	†	0.96	†	3,132	81
10-31-09	10.88	0.06	•	1.87	1.93	0.17		1.51	—	1.68	0.01	—	11.14	20.91	(h)	2.45	2.45	†	2.45	†	0.65	†	37,743	92
10-31-08	22.64	0.19	•	(8.58)	(8.39)	0.02		3.35	—	3.37	—	—	10.88	(43.00)		2.28	2.28	†	2.27	†	1.12	†	85,873	23
10-31-07	21.07	0.08	•	3.66	3.74	0.03		2.14	—	2.17	—	—	22.64	19.03		2.29	2.29		2.29		0.39		301,705	32
10-31-06	17.95	0.04	•	4.50	4.54	0.01		1.41	—	1.42	—	—	21.07	26.81		2.30	2.30		2.30		0.20		368,952	25
Class C
04-30-11	11.40	0.04		1.06	1.10	0.16		—	—	0.16	—	—	12.34	9.78		2.34	2.33	†	2.33	†	0.36	†	192,544	83
10-31-10	10.95	0.11	•	0.43	0.54	0.11		—	—	0.11	0.02	—	11.40	5.07	(d)	2.32	2.26	†	2.26	†	0.99	†	210,574	81
10-31-09	10.79	0.05	•	1.85	1.90	0.24		1.51	—	1.75	0.01	—	10.95	20.92	(h)	2.45	2.40	†	2.40	†	0.58	†	279,060	92
10-31-08	22.52	0.27		(8.57)	(8.30)	0.08		3.35	—	3.43	—	—	10.79	(42.94)		2.28	2.18	†	2.17	†	1.34	†	326,812	23
10-31-07	20.98	0.08	•	3.65	3.73	0.05		2.14	—	2.19	—	—	22.52	19.10		2.29	2.28		2.28		0.38		757,941	32
10-31-06	17.91	0.05		4.46	4.51	0.03		1.41	—	1.44	—	—	20.98	26.71		2.30	2.30		2.30		0.20		729,067	25
Class I
04-30-11	11.77	0.09		1.09	1.18	0.26		—	—	0.26	—	—	12.69	10.29		1.26	1.25	†	1.25	†	1.38	†	379,092	83
10-31-10	11.30	0.23	•	0.44	0.67	0.22		—	—	0.22	0.02	—	11.77	6.15	(d)	1.27	1.27	†	1.27	†	2.02	†	449,321	81
10-31-09	11.16	0.16	•	1.90	2.06	0.42		1.51	—	1.93	0.01	—	11.30	22.23	(h)	1.33	1.33	†	1.33	†	1.65	†	607,517	92
10-31-08	23.22	0.47		(8.87)	(8.40)	0.31		3.35	—	3.66	—	—	11.16	(42.37)		1.28	1.28	†	1.27	†	2.23	†	735,622	23
10-31-07	21.58	0.32	•	3.74	4.06	0.28		2.14	—	2.42	—	—	23.22	20.31		1.23	1.23		1.23		1.45		2,176,402	32
10-31-06	18.38	0.25		4.60	4.85	0.24		1.41	—	1.65	—	—	21.58	28.15		1.22	1.22		1.22		1.26		1,728,560	25
Class W
04-30-11	11.76	0.03	•	1.15	1.18	0.26		—	—	0.26	—	—	12.68	10.29		1.34	1.33	†	1.33	†	0.55	†	741	83
10-31-10	11.30	0.22		0.44	0.66	0.22		—	—	0.22	0.02	—	11.76	6.04	(d)	1.32	1.32	†	1.32	†	1.99	†	24,507	81
07-20-09(4)–10-31-09	10.42	0.01	•	0.87	0.88	—		—	—	—	—	—	11.30	8.45		1.33	1.33	†	1.33	†	0.20	†	3	92

ING International Value Choice Fund
Class A
04-30-11	10.96	0.05		0.86	0.91	0.09		—	—	0.09	—	—	11.78	8.36		1.79	1.60	†	1.60	†	0.98	†	26,229	26
10-31-10	9.68	0.08	•	1.26	1.34	0.06		—	—	0.06	—	—	10.96	13.95		1.78	1.70	†	1.70	†	0.77	†	22,683	43
10-31-09	7.56	0.06		2.14	2.20	0.08		—	—	0.08	—	—	9.68	29.22		1.83	1.70	†	1.70	†	0.86	†	15,615	44
10-31-08	14.89	0.06		(5.31)	(5.25)	0.10		1.98	—	2.08	—	—	7.56	(40.21)		1.62	1.65	†	1.64	†	0.52	†	8,940	73
10-31-07	12.42	0.10	•	2.65	2.75	0.07		0.21	—	0.28	—	—	14.89	22.48		1.63	1.70		1.70		0.77		16,598	88
10-31-06	10.70	0.12	•	1.86	1.98	0.10		0.16	—	0.26	—	—	12.42	18.82		1.71	1.70		1.69		1.04		17,962	31
Class B
04-30-11	10.77	0.00	•, *	0.86	0.86	—		—	—	—	—	—	11.63	7.99		2.54	2.35	†	2.35	†	0.07	†	844	26
10-31-10	9.53	0.01	•	1.24	1.25	0.01		—	—	0.01	—	—	10.77	13.11		2.53	2.45	†	2.45	†	0.09	†	1,160	43
10-31-09	7.44	0.02	•	2.07	2.09	0.00	*	—	—	0.00 *	—	—	9.53	28.13		2.58	2.45	†	2.45	†	0.18	†	1,786	44
10-31-08	14.67	(0.03	)•	(5.22)	(5.25)	0.00	*	1.98	—	1.98	—	—	7.44	(40.63)		2.37	2.40	†	2.39	†	(0.27	)†	1,738	73
10-31-07	12.27	0.00	•,*	2.61	2.61	—		0.21	—	0.21	—	—	14.67	21.54		2.38	2.45		2.45		0.01		3,805	88
10-31-06	10.65	0.04	•	1.82	1.86	0.08		0.16	—	0.24	—	—	12.27	17.77		2.46	2.45		2.44		0.35		3,565	31

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Value Choice Fund (continued)
Class C
04-30-11	10.80	0.01		0.86	0.87	0.03	—	—	0.03	—	—		11.64	8.04	2.54	2.35	†	2.35	†	0.23	†	5,830	26
10-31-10	9.56	0.01	•	1.24	1.25	0.01	—	—	0.01	—	—		10.80	13.07	2.53	2.45	†	2.45	†	0.06	†	5,195	43
10-31-09	7.46	0.01	•	2.09	2.10	0.00 *	—	—	0.00 *	—	—		9.56	28.19	2.58	2.45	†	2.45	†	0.14	†	4,091	44
10-31-08	14.70	(0.03	)•	(5.23)	(5.26)	—	1.98	—	1.98	—	—		7.46	(40.62)	2.37	2.40	†	2.39	†	(0.25	)†	2,267	73
10-31-07	12.29	0.00	*	2.62	2.62	—	0.21	—	0.21	—	—		14.70	21.58	2.38	2.45		2.45		0.00	*	4,930	88
10-31-06	10.66	0.04	•	1.83	1.87	0.08	0.16	—	0.24	—	—		12.29	17.78	2.46	2.45		2.44		0.33		4,189	31
Class I
04-30-11	10.96	0.08		0.86	0.94	0.12	—	—	0.12	—	—		11.78	8.62	1.36	1.26	†	1.26	†	1.20	†	21,759	26
10-31-10	9.67	0.12	•	1.25	1.37	0.08	—	—	0.08	—	—		10.96	14.26	1.35	1.35	†	1.35	†	1.24	†	17,722	43
10-31-09	7.57	0.10	•	2.12	2.22	0.12	—	—	0.12	—	—		9.67	29.58	1.39	1.39	†	1.39	†	1.19	†	27,654	44
10-31-08	14.92	0.09		(5.30)	(5.21)	0.16	1.98	—	2.14	—	—		7.57	(39.96)	1.27	1.30	†	1.29	†	0.80	†	36,089	73
10-31-07	12.42	0.17	•	2.64	2.81	0.10	0.21	—	0.31	—	—		14.92	23.04	1.24	1.31		1.31		1.29		60,413	88
12-21-05(4)–10-31-06	11.04	0.16	•	1.22	1.38	—	—	—	—	—	—		12.42	12.50	1.36	1.35		1.34		1.56		36,899	31
Class W
04-30-11	10.97	0.09	•	0.83	0.92	0.11	—	—	0.11	—	—		11.78	8.49	1.54	1.35	†	1.35	†	1.53	†	110	26
10-31-10	9.68	0.12	•	1.25	1.37	0.08	—	—	0.08	—	—		10.97	14.27	1.53	1.45	†	1.45	†	1.15	†	34	43
06-01-09(4)–10-31-09	9.18	0.01	•	0.49	0.50	—	—	—	—	—	—		9.68	5.45	1.39	1.39	†	1.39	†	0.30	†	3	44

ING Russia Fund
Class A
04-30-11	36.52	(0.24	)•	7.83	7.59	—	—	—	—	—	—		44.11	20.78	1.97	1.97		1.97		(1.18)		496,639	20
10-31-10	29.53	(0.33	)•	7.32	6.99	—	—	—	—	—	—		36.52	23.67	2.11	2.11		2.11		(0.98)		418,162	30
10-31-09	25.60	(0.19)		12.20	12.01	—	8.08	—	8.08	—	—		29.53	65.55	2.21	2.21		2.21		(0.98)		373,249	46
10-31-08	78.13	(0.48)		(40.46)	(40.94)	—	11.59	—	11.59	—	0.00	*	25.60	(61.70)	2.06	2.06		2.06		(0.60)		261,127	43
10-31-07	55.81	(0.33	)•	25.77	25.44	—	3.12	—	3.12	—	0.00	*	78.13	47.16	1.96	1.96		1.96		(0.52)		922,504	12
10-31-06	33.49	(0.27)		22.37	22.10	—	—	—	—	—	0.22		55.81	66.65	1.98	1.98		1.98		(0.64)		751,947	20
Class I
04-30-11	36.64	(0.15)		7.82	7.67	—	—	—	—	—	—		44.31	20.93	1.63	1.63		1.63		(0.81)		11,047	20
10-31-10	29.54	(0.10)		7.20	7.10	—	—	—	—	—	—		36.64	24.04	1.71	1.71		1.71		(0.38)		8,151	30
09-30-09(4)–10-31-09	28.27	(0.04	)•	1.31	1.27	—	—	—	—	—	—		29.54	4.49	1.68	1.68		1.68		(1.68)		3	46

ING Global Bond Fund
Class A
04-30-11	12.32	0.24	•	0.00 *	0.24	0.32	0.11	—	0.43	—	—		12.13	2.04	0.98	0.91	†	0.91	†	4.05	†	188,564	160
10-31-10	12.25	0.53	•	0.30	0.83	0.71	0.05	—	0.76	—	—		12.32	7.14	1.00	0.90	†	0.90	†	4.43	†	192,384	440
10-31-09	10.19	0.32		2.13	2.45	0.15	0.24	—	0.39	—	—		12.25	24.43	1.06	0.91	†	0.91	†	3.30	†	103,255	396
10-31-08	10.59	0.27	•	0.07	0.34	0.62	0.12	—	0.74	—	—		10.19	3.04	1.05	0.93	†	0.93	†	2.53	†	79,451	830
10-31-07	10.25	0.31	•	0.64	0.95	0.43	0.18	—	0.61	—	—		10.59	9.61	1.46	0.90	†	0.90	†	3.08		28,887	858
06-30-06(4)–10-31-06	10.00	0.08	•	0.23	0.31	0.06	—	—	0.06	—	—		10.25	3.13	1.38	0.90		0.90		2.41		25,784	451
Class B
04-30-11	12.21	0.20	•	0.00 *	0.20	0.27	0.11	—	0.38	—	—		12.03	1.76	1.73	1.66	†	1.66	†	3.37	†	2,546	160
10-31-10	12.16	0.46		0.27	0.73	0.63	0.05	—	0.68	—	—		12.21	6.22	1.75	1.65	†	1.65	†	3.79	†	4,125	440
10-31-09	10.16	0.29		2.07	2.36	0.12	0.24	—	0.36	—	—		12.16	23.56	1.81	1.66	†	1.66	†	2.59	†	5,135	396
10-31-08	10.55	0.18	•	0.08	0.26	0.53	0.12	—	0.65	—	—		10.16	2.26	1.80	1.68	†	1.68	†	1.71		4,085	830
10-31-07	10.24	0.25	•	0.62	0.87	0.38	0.18	—	0.56	—	—		10.55	8.74	2.21	1.65	†	1.65	†	2.44		342	858
06-30-06(4)–10-31-06	10.00	0.06	•	0.22	0.28	0.04	—	—	0.04	—	—		10.24	2.84	2.13	1.65		1.65		2.00		28	451

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Bond Fund (continued)
Class C
04-30-11	12.25	0.19		0.01	0.20	0.27	0.11	—	0.38	—	—	12.07	1.76	1.73	1.66	†	1.66	†	3.30	†	81,762	160
10-31-10	12.20	0.43	•	0.30	0.73	0.63	0.05	—	0.68	—	—	12.25	6.23	1.75	1.65	†	1.65	†	3.65	†	90,458	440
10-31-09	10.20	0.28	•	2.08	2.36	0.12	0.24	—	0.36	—	—	12.20	23.48	1.81	1.66	†	1.66	†	2.54	†	45,773	396
10-31-08	10.59	0.18	•	0.09	0.27	0.54	0.12	—	0.66	—	—	10.20	2.31	1.80	1.68	†	1.68	†	1.71	†	29,009	830
10-31-07	10.24	0.24	•	0.64	0.88	0.35	0.18	—	0.53	—	—	10.59	8.90	2.21	1.65	†	1.65	†	2.33		1,627	858
06-30-06(4)–10-31-06	10.00	0.06	•	0.22	0.28	0.04	—	—	0.04	—	—	10.24	2.82	2.13	1.65		1.65		1.68		36	451
Class I
04-30-11	12.28	0.26	•	0.01	0.27	0.34	0.11	—	0.45	—	—	12.10	2.31	0.63	0.56	†	0.56	†	4.38	†	237,315	160
10-31-10	12.22	0.56	•	0.31	0.87	0.76	0.05	—	0.81	—	—	12.28	7.44	0.65	0.55	†	0.55	†	4.73	†	222,123	440
10-31-09	10.21	0.45	•	2.04	2.49	0.24	0.24	—	0.48	—	—	12.22	24.94	0.71	0.56	†	0.56	†	3.89	†	136,178	396
10-31-08	10.58	0.28	•	0.14	0.42	0.67	0.12	—	0.79	—	—	10.21	3.78	0.74	0.62	†	0.62	†	2.69		503	830
10-31-07	10.25	0.35	•	0.63	0.98	0.47	0.18	—	0.65	—	—	10.58	9.88	1.00	0.61	†	0.61	†	3.47		1	858
06-30-06(4)–10-31-06	10.00	0.09	•	0.23	0.32	0.07	—	—	0.07	—	—	10.25	3.23	1.03	0.55		0.55		2.68		1	451
Class O
04-30-11	12.12	0.23		0.01	0.24	0.32	0.11	—	0.43	—	—	11.93	2.08	0.98	0.91	†	0.91	†	4.02	†	3,545	160
10-31-10	12.06	0.53	•	0.29	0.82	0.71	0.05	—	0.76	—	—	12.12	7.17	1.00	0.90	†	0.90	†	4.53	†	3,578	440
10-31-09	10.15	0.37	•	2.04	2.41	0.26	0.24	—	0.50	—	—	12.06	24.26	1.06	0.91	†	0.91	†	3.30	†	3,126	396
06-04-08(4)–10-31-08	10.65	0.10	•	(0.49)	(0.39)	0.11	—	—	0.11	—	—	10.15	(3.70)	1.05	0.93	†	0.93	†	2.47	†	222	830
Class W
04-30-11	12.12	0.25		(0.00)*	0.25	0.33	0.11	—	0.44	—	—	11.93	2.21	0.73	0.66	†	0.66	†	4.30	†	12,261	160
10-31-10	12.06	0.52	•	0.34	0.86	0.75	0.05	—	0.80	—	—	12.12	7.45	0.75	0.65	†	0.65	†	4.44	†	14,142	440
06-01-09(4)–10-31-09	11.22	0.14	•	1.03	1.17	0.33	—	—	0.33	—	—	12.06	10.54	0.71	0.56	†	0.56	†	2.85	†	1,533	396

ING Diversified International Fund
Class A
04-30-11	9.33	0.09		1.01	1.10	0.09	—	—	0.09	—	—	10.34	11.88	0.69	0.50		0.50		1.94		95,798	75
10-31-10	8.27	0.06		1.07	1.13	0.06	—	0.01	0.07	—	—	9.33	13.71	0.63	0.39		0.39		0.76		102,460	49
10-31-09	7.30	0.24	•	1.59	1.83	0.86	—	—	0.86	—	—	8.27	28.22	0.76	0.38		0.38		3.45		129,966	32
10-31-08	14.98	0.17	•	(7.50)	(7.33)	0.26	0.09	—	0.35	—	—	7.30	(50.04)	0.57	0.31		0.31		1.41		167,282	55
10-31-07	11.61	0.05	•	3.38	3.43	0.06	—	—	0.06	—	—	14.98	29.66	0.55	0.21		0.21		0.37		383,364	32
12-21-05(4)–10-31-06	10.00	(0.03	)•	1.64	1.61	—	—	—	—	—	—	11.61	16.10	0.66	0.35		0.35		(0.35)		170,108	30
Class B
04-30-11	9.27	0.06		1.00	1.06	0.01	—	—	0.01	—	—	10.32	11.48	1.44	1.25		1.25		1.17		14,753	75
10-31-10	8.23	(0.00	)*	1.05	1.05	—	—	0.01	0.01	—	—	9.27	12.78	1.38	1.14		1.14		(0.03)		16,616	49
10-31-09	7.22	0.17	•	1.61	1.78	0.77	—	—	0.77	—	—	8.23	27.46	1.51	1.13		1.13		2.43		19,919	32
10-31-08	14.84	0.07		(7.43)	(7.36)	0.17	0.09	—	0.26	—	—	7.22	(50.43)	1.32	1.06		1.06		0.67		20,167	55
10-31-07	11.54	(0.04)		3.35	3.31	0.01	—	—	0.01	—	—	14.84	28.68	1.30	0.96		0.96		(0.34)		43,667	32
12-21-05(4)–10-31-06	10.00	(0.10	)•	1.64	1.54	—	—	—	—	—	—	11.54	15.40	1.41	1.10		1.10		(1.10)		23,035	30
Class C
04-30-11	9.26	0.06		0.99	1.05	0.02	—	—	0.02	—	—	10.29	11.31	1.44	1.25		1.25		1.16		54,447	75
10-31-10	8.21	(0.00	)*	1.06	1.06	—	—	0.01	0.01	—	—	9.26	12.88	1.38	1.14		1.14		(0.01)		59,015	49
10-31-09	7.21	0.17	•	1.60	1.77	0.77	—	—	0.77	—	—	8.21	27.32	1.51	1.13		1.13		2.54		71,831	32
10-31-08	14.83	0.07		(7.42)	(7.35)	0.18	0.09	—	0.27	—	—	7.21	(50.43)	1.32	1.06		1.06		0.67		78,834	55
10-31-07	11.54	(0.05	)•	3.35	3.30	0.01	—	—	0.01	—	—	14.83	28.63	1.30	0.96		0.96		(0.39)		168,661	32
12-21-05(4)–10-31-06	10.00	(0.10	)•	1.64	1.54	—	—	—	—	—	—	11.54	15.40	1.41	1.10		1.10		(1.10)		69,825	30

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Diversified International Fund (continued)
Class I
04-30-11	9.32	0.10		1.01	1.11	0.12	—	—	0.12	—	—	10.31	12.01	0.40	0.25	0.25	2.22	8,151	75
10-31-10	8.26	0.03	•	1.12	1.15	0.08	—	0.01	0.09	—	—	9.32	13.98	0.35	0.14	0.14	0.36	9,188	49
10-31-09	7.30	0.31	•	1.55	1.86	0.90	—	—	0.90	—	—	8.26	28.78	0.48	0.10	0.10	4.55	3,209	32
10-31-08	14.99	0.21		(7.53)	(7.32)	0.28	0.09	—	0.37	—	—	7.30	(49.97)	0.32	0.06	0.06	1.69	16	55
10-31-07	11.63	0.03	•	3.41	3.44	0.08	—	—	0.08	—	—	14.99	29.69	0.30	0.09	0.09	0.21	32	32
12-21-05(4)–10-31-06	10.00	(0.01	)•	1.64	1.63	—	—	—	—	—	—	11.63	16.30	0.45	0.10	0.10	(0.13)	4	30
Class O
04-30-11	9.28	0.09		0.99	1.08	0.10	—	—	0.10	—	—	10.26	11.77	0.69	0.50	0.50	1.74	4,009	75
10-31-10	8.24	0.05	•	1.08	1.13	0.08	—	0.01	0.09	—	—	9.28	13.81	0.63	0.34	0.34	0.55	2,947	49
10-31-09	7.29	0.10	•	1.74	1.84	0.89	—	—	0.89	—	—	8.24	28.45	0.76	0.38	0.38	1.30	1,911	32
06-04-08(4)–10-31-08	12.99	0.02	•	(5.72)	(5.70)	—	—	—	—	—	—	7.29	(43.88)	0.57	0.31	0.31	0.48	140	55
Class R
04-30-11	9.22	0.08		0.99	1.07	0.07	—	—	0.07	—	—	10.22	11.68	0.94	0.75	0.75	1.57	170	75
10-31-10	8.18	0.04	•	1.05	1.09	0.04	—	0.01	0.05	—	—	9.22	13.40	0.88	0.64	0.64	0.47	173	49
10-31-09	7.22	0.20		1.60	1.80	0.84	—	—	0.84	—	—	8.18	28.13	1.01	0.63	0.63	2.94	198	32
10-31-08	14.82	0.15		(7.44)	(7.29)	0.22	0.09	—	0.31	—	—	7.22	(50.18)	0.82	0.56	0.56	1.26	183	55
12-12-06(4)–10-31-07	12.19	(0.05	)•	2.76	2.71	0.08	—	—	0.08	—	—	14.82	22.33	0.80	0.46	0.46	(0.46)	432	32
Class W
04-30-11	9.30	0.10		1.00	1.10	0.12	—	—	0.12	—	—	10.28	11.96	0.44	0.25	0.25	2.13	2,598	75
10-31-10	8.25	0.09	•	1.06	1.15	0.09	—	0.01	0.10	—	—	9.30	14.07	0.38	0.09	0.09	1.03	2,440	49
10-31-09	7.29	0.21	•	1.65	1.86	0.90	—	—	0.90	—	—	8.25	28.84	0.48	0.10	0.10	2.96	2,545	32
02-12-08(4)–10-31-08	12.17	0.06	•	(4.94)	(4.88)	—	—	—	—	—	—	7.29	(40.10)	0.32	0.06	0.06	0.80	1,506	55

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(5)	Class W shares’ financial highlights include Class Q shares which were converted to Class W on March 5, 2010. Class W shares will retain the commencement of operations date of August 7, 2009 which represents the original commencement of operations date of Class Q shares.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

*	Amount is more than $(0.005) or more than (0.005)% or less than $0.005 or less than 0.005%.

•	Calculated using average number of shares outstanding throughout the period.

(a)	There was no impact on total return by the payment from distribution settlement.

(b)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, Global Value Choice total return would have been 21.82%, 20.92%, 20.89%, 22.34% and 22.08% on Classes A,B,C,I and W, respectively.

(c)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International SmallCap Multi-Manager total return would have been 20.60%, 19.82%, 19.80%, 21.20%, 20.70% and 20.98% on Classes A,B,C,I,O and W, respectively.

(d)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Value total return would have been 5.61%, 4.90%, 4.90%, 5.98% and 5.87% on Classes A,B,C,I, and W, respectively.

(e)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, Emerging Countries total return would have been 50.54%, 49.21%, 49.19%, 51.26% and 51.22% on Classes A,B,C,I and W, respectively.

(f)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, Index Plus International Equity total return would have been 26.91%, 25.92%, 25.96%, 27.32% and 27.11% on Classes A, B, C, I and O, respectively.

(g)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International SmallCap Multi-Manager total return would have been 41.91%, 40.78%, 40.97%, 42.75%, 42.20% and 42.70% on Classes A,B,C,I,O and W, respectively.

(h)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International Value total return would have been 21.64%, 20.80%, 20.81% and 22.12% on Classes A,B,C and I, respectively.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”) (each a “Registrant” and collectively, the “Registrants”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IMF is a Delaware statutory trust organized December 18, 1992 with seventeen separate active series, all of which are included in this report, (each, a “Fund” and collectively, the “IMF Funds”): Global Equity Dividend, Global Natural Resources, Global Real Estate, Global Value Choice, Emerging Countries, Global Opportunities, Greater China, Index Plus International Equity, International Capital Appreciation, International Core, International Growth, International Real Estate, International SmallCap Multi-Manager, International Value Choice, Russia, Global Bond and Diversified International. IMT is a Massachusetts business trust organized August 18, 1993 with one series, International Value (a “Fund” and together with the IMF Funds, the “Funds”). The investment objective of each Fund is described in the Funds’ prospectuses, each dated February 28, 2011.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Emerging Countries does not impose any front-end sales charge (load) on purchases of Class A shares of Emerging Countries by its former Class M shareholders for the life of their account.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by National Association of Securities Dealers Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds, the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

For Diversified International and other Funds with holdings in open end investment companies, the valuations of the Funds’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

will generally be valued at the latest NAV reported by that investment company.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

For the six months ended April 30, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

For Diversified International, capital gain dividends from Underlying Funds, if any, are recorded as distributions of realized gains from affiliated Underlying Funds.

Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds and Underlying Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of April 30, 2011, the maximum amount of loss the below Fund’s would incur if the counterparties to their derivative transactions failed to perform and they were to be unwound is disclosed below by derivative type:

Forward foreign currency contracts
International SmallCap Multi-Manager	$19,591
International Value	1,846
International Core	390

In addition to the above, Global Bond’s maximum amount of loss was $26,455,134 which represents the gross payments to be received on open purchased options, forward foreign currency contracts and swaps were they to be unwound as of April 30, 2011.To reduce the amount of potential loss to Global Bond, various counterparties have posted $460,000 in cash collateral as of April 30, 2011.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

As of April 30, 2011, the below Fund’s were in a liability position as disclosed below by derivative type. If a contingent feature would have been triggered as of April 30, 2011, the funds would have been required to pay this amount in cash to its counterparties.

Forward foreign currency contracts
Global Value Choice	$160
International Value	426
International Core	145,737
International Growth	950

In addition to the above, Global Bond had a liability position of $25,146,398 on forward foreign currency contracts, swaps and written options with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2011, Global Bond could have been required to pay this amount in cash to its counterparties. As of April 30, 2011, Global Bond had posted $2,770,000 to its counterparties in cash collateral for its open OTC derivative transactions.

E.  Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

	Buy	Sell
Global Value Choice*	$—	$10,647
International Core*	24,201	911,842
International Growth*	—	38,442
International SmallCap Multi-Manager*	265,431	—
International Value*	164,596	32,139
Global Bond**	608,613,581	465,947,405

*	For the period ended April 30, 2011, the Fund used forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contracts at April 30, 2011.

**	For the period ended April 30, 2011, the Fund used forward foreign currency contracts to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contracts at April 30, 2011.

Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the six months ended April 30, 2011, Index Plus International Equity had purchased futures contracts on equity indices to gain additional exposure to the foreign equity markets. During the six months ended April 30, 2011, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the six months ended April 30, 2011, Index Plus International Equity had an average notional value of $3,039,040 on futures contracts purchased.

During the six months ended April 30, 2011, Global Bond had an average notional value of $223,482,762 and $97,931,668 on futures contracts purchased and sold, respectively.

F.  Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the six months ended April 30, 2011, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Global Bond also entered into purchased and written options on exchange-traded futures contracts to gain exposure to different parts of the yield curve and to generate income. Please refer to the Summary

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio of Investments for open purchased options and the table following the Summary Portfolio of Investments for open written options at April 30, 2011.

Please refer to Note 10 for the volume of purchased and written option activity during the six months ended April 30, 2011.

G.  Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii)

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2011, for which a Fund is seller of protection, are disclosed following each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the six months ended April 30, 2011, Global Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the six months ended April 30, 2011, Global Bond had an average notional amount of $9,000,000 on credit default swaps to buy protection.

Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

For the six months ended April 30, 2011, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $145,148,551.

For the six months ended April 30, 2011, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $107,860,471.

Global Bond enters into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at April 30, 2011.

Cross-Currency Swap Agreements. Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

For the six months ended April 30, 2011, Global Bond has entered into cross-currency swaps to increase exposure to both foreign exchange and interest rate risk (inflation hedge). Please refer to the table following the Summary Portfolio of Investments for open cross-currency swaps at April 30, 2011.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the six months ended April 30, 2011, Global Bond had average notional amounts (local currency) of 5,968,037 and 987,409,000 on currency bought and sold, respectively, on cross-currency swaps.

H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except, Global Equity Dividend, Global Real Estate, International Equity Dividend and International Real Estate, which pay dividends, if any, quarterly and Global Bond, which pay dividends, if any, monthly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

I.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

J. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K. Securities Lending. Each Fund and Underlying Fund has the option to temporarily loan up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, each Fund and Underlying Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund and Underlying Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund or Underlying Fund.

L. Restricted Securities. Each Fund and Underlying Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

M. Delayed-Delivery or When-Issued Transaction. The Funds and Underlying Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of these securities is identified in each Fund’s Summary Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds and Underlying Funds are required to segregate liquid assets sufficient to cover the purchase price.

N. Offering Costs. Costs incurred with the offering of shares of the Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

O. Indemnifications. In the normal course of business, each Trust may enter into contracts that provide certain indemnifications. Each Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2011, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Global Equity Dividend	$42,952,112	$89,123,523
Global Natural Resources	27,205,460	19,764,611
Global Real Estate	1,163,545,883	635,127,673
Global Value Choice	388,621,215	209,288,705
Emerging Countries	89,700,538	99,141,755
Global Opportunities	41,075,946	80,979,423
Greater China	26,127,422	28,769,891
Index Plus International Equity	71,086,747	122,098,673
International Capital Appreciation	21,897,246	83,116,030
International Core	303,276,024	50,941,791
International Growth	183,657,172	21,324,302
International Real Estate	270,525,840	290,082,055
International SmallCap Multi-Manager	98,678,747	114,439,927
International Value	925,487,882	1,200,823,447
International Value Choice	16,023,748	13,216,666
Russia	99,848,693	91,372,802
Global Bond	162,236,270	149,801,231
Diversified International	138,001,540	169,412,474

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$728,100,236	$713,545,667

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the six months ended April 30, 2011 and year ended October 31, 2010 were $83,814 and $374,780, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management Agreements”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreements compensate the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average Daily Net Assets
Global Equity Dividend	0.70%
Global Natural Resources	1.00% on first $50 million; and 0.75% thereafter
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% thereafter
Global Value Choice	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
Emerging Countries(1)	1.00%
Global Opportunities	0.90% on the first $500 million; and 0.85% thereafter
Greater China	1.15% on the first $100 million; 1.05% on the next $150 million; and 0.95% thereafter
Index Plus International Equity	0.55%
International Capital Appreciation(2)	0.85% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
International Core	0.75%
International Growth	0.75%
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter
International SmallCap Multi-Manager(2)	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value(2),(3)	1.00% on the first $1.5 billion; 0.70% on the next $750 million; and 0.65% thereafter (applied to all assets of the Fund)
International Value Choice(4)	1.00%
Russia	1.25%
Global Bond	0.40%
Diversified International	0.00%

(1)	Effective January 1, 2011, the advisory fee for Emerging Countries was revised from 1.25% to the fee set forth in the table above and the sharing waiver was eliminated.

(2)	ING Investments has contractually agreed to waive a portion of the advisory fee for International Capital Appreciation, International SmallCap Multi-Manager and International Value. These advisory fee waivers will continue through at least March 1, 2012 for International Capital Appreciation, International SmallCap Multi-Manager and International Value. There is no guarantee that these waivers will continue after this date. These agreements will only renew if ING Investments elects to renew them.

(3)	Effective February 1, 2011, the advisory fees for International Value were revised from 1.00% on the first $5 billion; 0.95% on the next $2.5 billion; 0.90% on the next $2.5 billion and 0.85% of assets in excess of $10 billion to the fees set forth in the table above.

(4)	Pursuant to a side agreement, ING Investments has agreed to waive 0.10% of the advisory fee for International Value Choice through March 1, 2012 for the Fund. There is no guarantee that this waiver will continue after that date. The waiver agreement will only renew if ING Investments elects to renew it.

ING Investments has contractually agreed to waive a portion of the advisory fee for International Capital Appreciation, International SmallCap Multi-Manager and International Value. Previously, ING Investments had agreed to waive a portion of the advisory fee for Global Opportunities. This waiver expired on January 1, 2011. The waiver is calculated as 50% of the difference

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

between the former sub-advisory fee rate minus the new sub-advisory fee.

For the six months ended April 30, 2011, ING Investments waived $64,622, $14,989, $43,885, $61,017 and $26,566 in advisory fees for Emerging Countries, International Capital Appreciation, International SmallCap Multi-Manager, International Value and International Value Choice, respectively.

Each of the Funds has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. The sub-adviser of each of the Funds are as follows (*denotes a related party sub-adviser or sub-advisers):

Fund	Sub Adviser
Global Equity Dividend	ING Investment Management Advisors B.V*
Global Natural Resources	ING Investment Management Co.*
Global Real Estate	ING Clarion Real Estate Securities, LLC*
Global Value Choice	Tradewinds Global Investors, LLC
Emerging Countries	ING Investment Management Advisors B.V*
Global Opportunities	ING Investment Management Advisors B.V.*
Greater China	ING Investment Management Asia/Pacific (Hong Kong) Limited*
Index Plus International Equity	ING Investment Management Co.*
International Capital Appreciation	Hansberger Global Investors, Inc.
International Core	Thornburg Investment Management, Inc. and Wellington Management Company, LLP
International Growth	Baillie Gifford Overseas Limited and T. Rowe Price Associates, Inc.
International Real Estate	ING Clarion Real Estate Securities, LLC*
International SmallCap Multi-Manager	Acadian Asset Management LLC and Schroder Investment Management North America, Inc.
International Value	Brandes Investment Partners, L.P., del Rey Global Investors, LLC and ING Investment Management Co.*
International Value Choice	Tradewinds Global Investors, LLC
Russia	ING Investment Management Advisors B.V*
Global Bond	ING Investment Management Co.*

For Diversified International, ING Investment Management Co. (the “Consultant” or “ING IM”) is a consultant to the Investment Adviser. The Consultant provides tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and retains discretion over implementation of the Consultant’s recommendations. The Consultant provides ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

During the period, ING Funds were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds were reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the six months ended April 30, 2011, the following funds waived such management fees which are not subject to recoupment:

Global Natural Resources	$ 247
Global Real Estate	4,788
Global Value Choice	5,126
Index Plus International Equity	47
International SmallCap Multi-Manager	217
International Value	1,185
International Value Choice	94
Global Bond	762

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Funds will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

The Investment Adviser, ING IM, ING CRES, IIMA, ING Asia and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate Initial Public Offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations: and the other a European based offering for European and Asian based insurance and investment management operations. There can be

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned Initial Public Offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s and/or Sub-Advisers’ loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser and Sub-Advisers, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I and Class W(1), has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Investments Distributor, LLC (“IID” or the “Distributor”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

(1)	Class Q shareholders of Global Value Choice, Global Opportunities, International SmallCap Multi-Manager and International Value incurred a service fee of 0.25% until conversion to Class W shares of each respective Fund on November 20, 2009. Class Q shareholder of Emerging Countries and International Capital Appreciation incurred a service fee of 0.25% until conversion to Class W shares of each Fund on March 8, 2010.

	Class A		Class B	Class C	Class O	Class R
Global Equity Dividend	0.25%		1.00%	1.00%	0.25%	N/A
Global Natural Resources	0.25%		N/A	N/A	N/A	N/A
Global Real Estate	0.25%		1.00%	1.00%	0.25%	N/A
Global Value Choice	0.25%		1.00%	1.00%	N/A	N/A
Emerging Countries	0.35	%(1)	1.00%	1.00%	N/A	N/A
Global Opportunities	0.25%		1.00%	1.00%	N/A	N/A
Greater China	0.25%		1.00%	1.00%	0.25%	N/A
Index Plus International Equity	0.25%		1.00%	1.00%	0.25%	N/A
International Capital Appreciation	0.25%		1.00%	1.00%	N/A	N/A
International Real Estate	0.25%		1.00%	1.00%	N/A	N/A
International SmallCap Multi-Manager	0.35%		1.00%	1.00%	0.25%	N/A
International Value	0.30%		1.00%	1.00%	N/A	N/A
International Value Choice	0.25%		1.00%	1.00%	N/A	N/A
Russia	0.25%		N/A	N/A	N/A	N/A
Global Bond	0.25%		1.00%	1.00%	0.25%	N/A
Diversified International	0.25%		1.00%	1.00%	0.25%	0.50%

(1)	The Distributor has agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries through March 1, 2012. For the six months ended April 30, 2011, the Distributor waived $41,018 for Class A shares of Emerging Countries.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the six months ended April 30, 2011, the Distributor retained the following amounts in sales charges for the Funds:

	Class A Shares	Class C Shares
Initial Sales Charges:
Global Equity Dividend	$3,760	N/A
Global Natural Resources	37,282	N/A
Global Real Estate	102,962	N/A
Global Value Choice	92,407	N/A
Emerging Countries	5,128	N/A
Global Opportunities	961	N/A
Greater China	7,231	N/A

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A Shares	Class C Shares
Index Plus International Equity	$168	N/A
International Capital Appreciation	560	N/A
International Real Estate	6,747	N/A
International SmallCap Multi-Manager	1,734	N/A
International Value	1,732	N/A
International Value Choice	1,822	N/A
Russia	103,559	N/A
Global Bond	18,088	N/A
Diversified International	3,120	N/A

Contingent Deferred Sales Charges:
Global Equity Dividend	—	647
Global Natural Resources	—	N/A
Global Real Estate	67,924	5,631
Global Value Choice	702	1,550
Emerging Countries	4	139
Global Opportunities	520	362
Greater China	202	155
Index Plus International Equity	—	4
International Capital Appreciation	178	202
International Real Estate	253	321
International SmallCap Multi-Manager	—	331
International Value	2,327	901
International Value Choice	398	82
Russia	29	N/A
Global Bond	—	8,593
Diversified International	485	1,570

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2011, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Global Equity Dividend	$62,529	$8,933	$41,549	$113,011
Global Natural Resources	98,259	11,731	27,708	137,698
Global Real Estate	2,108,810	296,119	487,105	2,892,034
Global Value Choice	513,731	59,079	183,334	756,144
Emerging Countries	139,132	13,913	31,432	184,477
Global Opportunities	85,835	8,177	46,889	140,901
Greater China	42,176	3,667	13,994	59,837
Index Plus International Equity	45,636	8,297	12,996	66,929
International Capital Appreciation	35,687	4,198	12,735	52,620
International Core	169,797	22,639	—	192,436
International Growth	107,434	14,324	—	121,758
International Real Estate	483,966	52,789	77,395	614,150
International SmallCap Multi-Manager	390,451	39,045	70,684	500,180
International Value	859,818	85,981	274,840	1,220,639
International Value Choice	39,405	4,378	10,615	54,398
Russia	530,359	42,428	103,799	676,586
Global Bond	171,185	42,796	108,251	322,232
Diversified International	—	14,586	76,457	91,043

At April 30, 2011, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Portfolios or Subsidiaries	Fund	Percentage
ING Capital Allocation Fund	Emerging Countries	9.58%
	Global Equity Dividend	6.67%
	Index Plus International Equity	24.24%
Diversified International	Emerging Countries	20.11%
	International Core	16.50%
	International Growth	20.30%
	International Value Choice	31.51%
ING Global Target Payment Fund	Index Plus International Equity	13.42%
ING Life Insurance & Annuity Company	International Smallcap Multi Manager	7.71%
ING National Trust	International Capital Appreciation	19.24%
	International Value	15.50%
ING Solution 2015 Portfolio	Global Bond	8.09%
	International Core	10.95%
	International Growth	9.58%
ING Solution 2025 Portfolio	Global Bond	12.86%
	International Core	27.37%
	International Growth	22.97%
ING Solution 2035 Portfolio	Global Bond	5.52%
	International Core	25.61%
	International Growth	26.26%
ING Solution 2045 Portfolio	International Core	16.55%
	International Growth	17.00%
ING Direct Investing, Inc.	Global Equity Dividend	13.30%
	Greater China	21.71%
	Index Plus International Equity	45.56%
Reliance Trust Company	International Capital Appreciation	12.20%

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, because certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to a Fund is recognized as brokerage commission recapture in the Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2011, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Global Natural Resources	Transfer Agent	$43,506
	Postage	34,476
Index Plus International Equity	Transfer Agent	65,881
	Postage	49,151
International Value Choice	Custody	10,140
	Transfer Agent	13,201
	Postage	12,129
Diversified International	Transfer Agent	114,818
	Postage	87,247

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser and/or Distributor have agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%
Global Natural Resources(1)	2.00%	N/A	N/A	1.75%	N/A	N/A	1.75%
Global Real Estate(2)	1.75%	2.50%	2.50%	1.50%	1.75%	N/A	1.50%
Global Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%
Emerging Countries(3)	2.25%	2.90%	2.90%	1.75%	N/A	N/A	1.90%
Global Opportunities(4)	1.50%	2.25%	2.25%	1.15%	N/A	N/A	1.25%
Greater China(5)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Index Plus International Equity	1.15%	1.90%	1.90%	0.90%	1.15%	N/A	N/A
International Capital Appreciation	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%
International Core	N/A	N/A	N/A	0.95%	N/A	N/A	N/A
International Growth	N/A	N/A	N/A	0.99%	N/A	N/A	N/A
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%
International SmallCap Multi-Manager	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	1.60%
International Value	1.80%	2.50%	2.50%	1.50%	N/A	N/A	1.50%
International Value Choice(6)	1.70%	2.45%	2.45%	1.45%	N/A	N/A	1.45%
Russia	2.75%	N/A	N/A	2.50%	N/A	N/A	N/A
Global Bond	0.90%	1.65%	1.65%	0.61%	0.90%	N/A	0.65%
Diversified International(7)	0.50%	1.25%	1.25%	0.25%	0.50%	0.75%	0.25%

(1)	Pursuant to a side agreement, ING Investments has lowered the expense limits for Global Natural Resources through at least March 1, 2012. The expense limits for Global Natural Resources are 1.85%, 1.60% and 1.60% for Class A, I and W shares, respectively. If, after March 1, 2012, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.
(2)	Pursuant to a side agreement, ING Investments has lowered the expense limits for Global Real Estate through at least March 1, 2012. The expense limits for Global Real Estate are 1.65%, 2.40%, 2.40%, 1.40%, 1.65% and 1.40% for Class A, B, C, I, O and W shares, respectively. If, after March 1, 2012, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.
(3)	Pursuant to a side agreement, ING Investments has lowered the expense limits for Emerging Countries through at least March 1, 2012. The expense limits for Emerging Countries are 1.85%, 2.60%, 2.60%, 1.50% and 1.65% for Class A, B, C, I and W shares, respectively. If, after March 1, 2012, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.
(4)	Effective June 30, 2010, pursuant to a side agreement, ING Investments has lowered the expense limit for Global Opportunities to 1.05% for Class I shares through at least March 1, 2012. If, after March 1, 2012, ING Investments elects not to renew the side agreement, the expense limit will revert to the limit listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.
(5)	Pursuant to a side agreement, the expense limits for Greater China are 2.10%, 2.85%, 2.85%, 1.85% and 2.10% for Class A, B, C, I and O shares, respectively, through March 1, 2012. There is no guarantee that this side agreement will continue after that date. This side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.
(6)	Pursuant to a side agreement, the expense limits for International Value Choice are 1.60%, 2.35%, 2.35%, 1.35% and 1.35% for Class A, B, C, I and W shares, respectively, through March 1, 2012. If after March 1, 2012, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.
(7)	The operating expense limits for Diversified International set out above apply only at the fund level and do not limit the fees payable by the underlying investment companies in which the fund invests. Including the expenses of the underlying investment companies, the expense limits for Diversified International are 1.65%, 2.40%, 2.40%, 1.40%, 1.65%, 1.90% and 1.40% for Class A, B, C, I, O, R and W shares, respectively.

The Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of April 30, 2011, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	2012	2013	2014	Total
Global Equity Dividend	$110,823	$82,448	$—	$193,271
Global Opportunities	—	—	194,656	194,656
Index Plus International Equity	936,939	22,838	167,005	1,126,782
International Capital Appreciation	25,287	90,988	181,829	298,104
International Core	—	—	28,368	28,368
International Growth	—	—	27,483	27,483
Global Bond	180,782	257,987	467,756	906,525
Diversified International	1,429,314	499,006	304,377	2,232,697

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2011, are as follows:

	2012	2013	2014	Total
Global Opportunities
Class A	$—	$100,498	$10,326	$110,824
Class B	—	15,072	1,604	16,676
Class C	—	82,986	8,745	91,731
Class I	—	—	3,170	3,170
Class W	—	737	388	1,125
Index Plus International Equity
Class A	$20,368	$18,784	$3,030	$42,182
Class B	3,039	2,328	293	5,660
Class C	2,902	2,952	441	6,295
Class O	91,828	99,705	15,815	207,348
International Real Estate
Class A	$—	$158,438	$405	$158,843
Class B	—	6,996	96	7,092
Class C	—	51,655	612	52,267
International Value Choice
Class A	$—	$14,359	$26,517	$40,876
Class B	—	2,217	1,536	3,753
Class C	—	4,058	6,113	10,171
Class W	—	—	53	53
Diversified International
Class A	$—	$39,721	$31,517	$71,238
Class B	—	5,831	5,039	10,870
Class C	—	21,687	18,076	39,763
Class O	—	3,159	1,122	4,281
Class R	—	54	56	110
Class W	—	3,964	753	4,717

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Global Bond for the six months ended April 30, 2011 were as follows:

	USD Notional	Cost
Balance at 10/31/10	155,000,000	$2,192,817
Options Purchased	511,250,000	4,051,988
Options Terminated in Closing Sell Transactions	(13,200,000)	(87,780)
Options Expired	(390,400,000)	(4,396,279)
Balance at 04/30/2011	262,650,000	$1,760,746

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written foreign currency options for Global Bond for the six months ended April 30, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 10/31/10	206,800,000	$1,924,987
Options Written	562,150,000	2,474,509
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(480,500,000)	(3,255,961)
Balance at 04/30/2011	288,450,000	$1,143,535

Transactions in purchased options on exchange-traded futures contracts for Global Bond for the six months ended April 30, 2011 were as follows:

	Number of Contracts	Cost
Balance at 10/31/10	—	$—
Options Purchased	491	385,555
Options Terminated in Closing Sell Transactions	(163)	(230,985)
Options Expired	—	—
Balance at 04/30/2011	328	$154,570

Transactions in written options on exchange-traded futures contracts for Global Bond for the six months ended April 30, 2011 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/10	—	$—
Options Written	491	128,506
Options Terminated in Closing Purchase Transactions	(163)	(93,451)
Options Expired	—	—
Balance at 04/30/2011	328	$35,055

NOTE 11 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The Funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears for the six months ended April 30, 2011.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the six months ended April 30, 2011:

Fund	Days Utilized	Approximate Average Daily Balance for Days Utilized	Approximate Weighted Average Interest Rate for Days Utilized
Global Equity Dividend	4	$16,635,000	1.42%
Emerging Countries	36	1,183,472	1.41%
Global Opportunities	39	1,661,667	1.43%
Greater China	7	693,571	1.40%
Index Plus International Equity	21	1,864,524	1.40%
International Capital Appreciation	26	487,308	1.42%
International Real Estate	12	1,929,167	1.43%
International SmallCap Multi-Manager	17	714,412	1.43%
International Value	109	3,123,028	1.42%
Russia	1	1,545,000	1.39%
Global Bond(1)	37	1,193,919	1.42%

(1)	At April 30, 2011, Global Bond had an outstanding balance of $3,715,000.

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)
Global Equity Dividend
Class A
04-30-11	304,367	—	22,709	(770,302)	—	(443,226)	3,238,718	—	—	243,093	—	(8,203,943)	—	(4,722,132)
10-31-10	866,925	—	86,029	(1,812,822)	—	(859,868)	8,475,129	—	—	826,073	—	(17,858,240)	—	(8,557,038)

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)
Global Equity Dividend (continued)
Class B
04-30-11	7,923	—	2,294	(314,755)	—	(304,538)	82,887	—	—	24,563	—	(3,350,173)	—	(3,242,723)
10-31-10	35,025	—	17,471	(683,413)	—	(630,917)	342,001	—	—	165,967	—	(6,646,863)	—	(6,138,895)
Class C
04-30-11	183,476	—	6,030	(463,657)	—	(274,151)	1,950,444	—	—	64,427	—	(4,893,724)	—	(2,878,853)
10-31-10	188,781	—	35,118	(1,459,491)	—	(1,235,592)	1,859,348	—	—	332,680	—	(14,234,997)	—	(12,042,969)
Class I
04-30-11	174,133	—	9,488	(126,334)	—	57,287	1,865,541	—	—	101,679	—	(1,343,399)	—	623,821
10-31-10	1,198,519	—	12,480	(204,185)	—	1,006,814	11,619,730	—	—	121,733	—	(1,987,575)	—	9,753,888
Class O
04-30-11	99,817	—	389	(172,933)	—	(72,727)	1,065,238	—	—	4,161	—	(1,845,392)	—	(775,993)
10-31-10	218,071	—	1,672	(377,480)	—	(157,737)	2,141,770	—	—	16,065	—	(3,735,705)	—	(1,577,870)
Class W
04-30-11	341,706	—	9,152	(3,510,275)	—	(3,159,417)	3,891,718	—	—	105,182	—	(41,249,929)	—	(37,253,029)
10-31-10	1,658,473	—	52,701	(432,567)	—	1,278,607	17,752,111	—	—	551,389	—	(4,623,735)	—	13,679,765
Global Natural Resources
Class A
04-30-11	1,323,450	—	4,458	(805,731)	—	522,177	13,847,738	—	—	43,516	—	(8,410,778)	—	5,480,476
10-31-10	1,360,810	—	31,815	(2,599,161)	—	(1,206,536)	11,296,166	—	—	260,562	—	(21,434,666)	—	(9,877,938)
Class I
04-30-11	181,082	—	128	(35,993)	—	145,217	1,873,683	—	—	1,253	—	(385,154)	—	1,489,782
10-31-10	758,038	—	495	(486,327)	—	272,206	6,403,842	—	—	4,044	—	(3,683,147)	—	2,724,739
Class W
04-30-11	182,563	—	23	(32,179)	—	150,407	2,513,774	—	—	286	—	(436,198)	—	2,077,862
10-31-10	18,326	—	96	(3,258)	—	15,164	193,162	—	—	986	—	(33,692)	—	160,456
Global Real Estate
Class A
04-30-11	21,050,622	—	1,638,175	(12,531,209)	—	10,157,588	346,625,064	—	—	26,839,315	—	(205,808,415)	—	167,655,964
10-31-10	36,101,595	—	2,747,909	(28,902,801)	—	9,946,703	529,789,609	—	—	40,220,542	—	(426,260,118)	—	143,750,033
Class B
04-30-11	12,485	—	29,731	(272,380)	—	(230,164)	169,416	—	—	404,086	—	(3,734,630)	—	(3,161,128)
10-31-10	65,343	—	81,945	(494,090)	—	(346,802)	819,763	—	—	1,003,378	—	(5,993,064)	—	(4,169,923)
Class C
04-30-11	2,577,535	—	252,117	(1,520,525)	—	1,309,127	37,283,939	—	—	3,631,733	—	(22,037,183)	—	18,878,489
10-31-10	4,642,825	—	479,930	(2,927,692)	—	2,195,063	60,749,179	—	—	6,210,490	—	(37,954,330)	—	29,005,339
Class I
04-30-11	31,051,114	—	1,932,155	(9,913,304)	—	23,069,965	510,824,023	—	—	31,681,147	—	(163,043,787)	—	379,461,383
10-31-10	56,047,518	—	2,362,378	(14,694,987)	—	43,714,909	819,376,161	—	—	34,557,613	—	(216,539,062)	—	637,394,712
Class O
04-30-11	67,558	—	689	(103,914)	—	(35,667)	1,111,096	—	—	11,290	—	(1,710,073)	—	(587,687)
10-31-10	149,356	—	1,790	(188,857)	—	(37,711)	2,206,785	—	—	26,198	—	(2,797,854)	—	(564,871)
Class W
04-30-11	6,099,091	—	430,581	(1,731,369)	—	4,798,303	100,531,485	—	—	7,071,230	—	(28,585,222)	—	79,017,493
10-31-10	8,813,884	—	591,867	(4,773,471)	—	4,632,280	129,335,342	—	—	8,679,094	—	(69,779,415)	—	68,235,021
Global Value Choice
Class A
04-30-11	2,893,856	—	79,816	(1,275,835)	—	1,697,837	98,266,804	—	—	2,641,110	—	(43,203,046)	—	57,704,868
10-31-10	5,123,750	—	19,446	(2,928,701)	—	2,214,495	148,107,340	218,157	—	545,422	—	(85,125,992)	—	63,744,927
Class B
04-30-11	10,789	—	1,068	(42,587)	—	(30,730)	390,743	—	—	37,853	—	(1,539,803)	—	(1,111,207)
10-31-10	53,756	—	526	(84,564)	—	(30,282)	1,632,312	10,831	—	15,683	—	(2,589,534)	—	(930,708)
Class C
04-30-11	1,284,843	—	21,509	(242,364)	—	1,063,988	41,093,402	—	—	673,029	—	(7,773,362)	—	33,993,069
10-31-10	2,121,677	—	3,072	(613,310)	—	1,511,439	58,258,559	94,969	—	81,317	—	(16,836,867)	—	41,597,978
Class I
04-30-11	2,737,466	—	13,977	(630,964)	—	2,120,479	92,912,532	—	—	466,130	—	(21,687,117)	—	71,691,545
10-31-10	4,714,094	—	3,454	(376,334)	—	4,341,214	139,901,518	52,839	—	97,710	—	(10,950,977)	—	129,101,090

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)
Global Value Choice (continued)
Class Q(2)
04-30-11	—	—	—	—	—	—	—	—	—	—	—	—	—	—
10-31-10	94,329	—	141	(90,249)	(89,157)	(84,936)	164,212	—	—	4,706	—	(35,023)	(2,937,993)	(2,804,098)
Class W
04-30-11	721,931	—	17,023	(256,888)	—	482,066	24,643,323	—	—	566,853	—	(8,779,830)	—	16,430,346
10-31-10	968,515	—	544	(144,162)	104,290	929,187	28,782,179	12,728	—	15,268	—	(4,229,081)	2,937,993	27,519,087
Emerging Countries
Class A
04-30-11	105,628	—	—	(419,916)	—	(314,288)	3,115,838	—	—	—	—	(12,317,921)	—	(9,202,083)
10-31-10	391,234	—	—	(677,274)	—	(286,040)	10,144,971	—	—	—	—	(17,371,829)	—	(7,226,858)
Class B
04-30-11	2,670	—	—	(39,394)	—	(36,724)	77,863	—	—	—	—	(1,139,276)	—	(1,061,413)
10-31-10	9,310	—	—	(84,210)	—	(74,900)	241,118	—	—	—	—	(2,117,568)	—	(1,876,450)
Class C
04-30-11	21,618	—	—	(99,581)	—	(77,963)	587,846	—	—	—	—	(2,698,097)	—	(2,110,251)
10-31-10	73,192	—	—	(244,887)	—	(171,695)	1,764,576	—	—	—	—	(5,865,221)	—	(4,100,645)
Class I
04-30-11	699,307	—	3,421	(921,497)	—	(218,769)	21,228,842	—	—	102,964	—	(27,572,699)	—	(6,240,893)
10-31-10	2,259,040	—	—	(1,076,917)	—	1,182,123	60,266,679	—	—	—	—	(27,249,282)	—	33,017,397
Class Q(3)
04-30-11	—	—	—	—	—	—	—	—	—	—	—	—	—	—
10-31-10	32,646	—	—	(91,200)	(256,659)	(315,213)	859,069	—	—	—	—	(2,418,652)	(6,866,484)	(8,426,067)
Class W
04-30-11	51,273	—	208	(87,922)	—	(36,441)	1,619,880	—	—	6,549	—	(2,714,786)	—	(1,088,357)
10-31-10	39,306	—	—	(86,880)	254,590	207,016	1,086,722	—	—	—	—	(2,344,010)	6,866,484	5,609,196
Global Opportunities
Class A
04-30-11	160,183	—	74,798	(1,154,705)	—	(919,724)	2,332,254	—	—	1,056,894	—	(16,799,468)	—	(13,410,320)
10-31-10	614,053	—	—	(3,972,450)	—	(3,358,397)	8,153,063	—	—	—	—	(52,591,257)	—	(44,438,194)
Class B
04-30-11	1,625	—	6,822	(177,858)	—	(169,411)	22,218	—	—	92,709	—	(2,499,578)	—	(2,384,651)
10-31-10	1,570	—	—	(464,057)	—	(462,487)	21,114	—	—	—	—	(5,819,434)	—	(5,798,320)
Class C
04-30-11	29,166	—	36,540	(1,148,648)	—	(1,082,942)	406,593	—	—	496,576	—	(16,066,968)	—	(15,163,799)
10-31-10	327,260	—	—	(2,866,616)	—	(2,539,356)	4,200,079	—	—	—	—	(36,057,889)	—	(31,857,810)
Class I
04-30-11	41,188	—	7,787	(225,847)	—	(176,872)	611,529	—	—	111,976	—	(3,341,469)	—	(2,617,964)
10-31-10	698,191	—	—	(5,029,565)	—	(4,331,374)	9,920,604	—	—	—	—	(65,889,490)	—	(55,968,886)
Class Q(2)
04-30-11	—	—	—	—	—	—	—	—	—	—	—	—	—	—
10-31-10	—	—	—	—	(1,775)	(1,775)	—	—	—	—	—	—	(24,700)	(24,700)
Class W
04-30-11	614	—	278	(87,832)	—	(86,940)	10,070	—	—	4,300	—	(1,389,660)	—	(1,375,290)
10-31-10	82,610	—	—	(28,018)	1,677	56,269	1,209,837	—	—	—	—	(389,991)	24,700	844,546
Greater China
Class A
04-30-11	186,946	—	18,368	(358,656)	—	(153,342)	3,153,933	—	—	301,232	—	(5,990,520)	—	(2,535,355)
10-31-10	562,404	—	30,852	(1,068,369)	—	(475,113)	8,263,372	—	—	455,094	—	(15,405,908)	—	(6,687,442)
Class B
04-30-11	2,151	—	586	(24,542)	—	(21,805)	35,867	—	—	9,542	—	(399,485)	—	(354,076)
10-31-10	11,223	—	1,446	(71,364)	—	(58,695)	163,319	—	—	21,202	—	(1,011,153)	—	(826,632)
Class C
04-30-11	39,536	—	1,538	(38,736)	—	2,338	655,088	—	—	25,045	—	(643,069)	—	37,064
10-31-10	125,268	—	4,167	(209,770)	—	(80,335)	1,852,886	—	—	61,091	—	(3,035,530)	—	(1,121,553)
Class I
04-30-11	22,890	—	1,102	(37,084)	—	(13,092)	383,628	—	—	18,065	—	(618,319)	—	(216,626)
10-31-10	139,550	—	938	(54,154)	—	86,334	2,090,745	—	—	13,788	—	(795,411)	—	1,309,122

(2)	Effective November 20, 2009, Class Q shareholders of Global Value Choice, Global Opportunities, International SmallCap Multi-Manager and International Value were converted to Class W shares of each respective Fund.

(3)	Effective March 8, 2010, Class Q shareholders of Emerging Countries and International Capital Appreciation were converted to Class W shares of each respective Fund.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)
Greater China (continued)
Class O
04-30-11	111,332	—	1	(54,393)	—	56,940	1,837,088	—	—	17	—	(893,944)	—	943,161
10-31-10	221,453	—	—	(152,009)	—	69,444	3,243,169	—	—	—	—	(2,199,401)	—	1,043,768
Index Plus International Equity
Class A
04-30-11	62,597	—	13,812	(147,145)	—	(70,736)	542,026	—	—	115,330	—	(1,274,257)	—	(616,901)
10-31-10	126,350	—	19,995	(204,662)	—	(58,317)	1,002,690	1,182	—	158,654	—	(1,604,935)	—	(442,409)
Class B
04-30-11	13	—	278	(25,428)	—	(25,137)	112	—	—	2,339	—	(223,668)	—	(221,217)
10-31-10	1,442	—	1,260	(66,899)	—	(64,197)	11,844	127	—	10,068	—	(524,252)	—	(502,213)
Class C
04-30-11	2,157	—	529	(14,713)	—	(12,027)	18,801	—	—	4,422	—	(126,151)	—	(102,928)
10-31-10	16,860	—	1,572	(59,997)	—	(41,565)	133,565	178	—	12,475	—	(461,012)	—	(314,794)
Class I
04-30-11	3,062,278	—	161,820	(8,390,884)	—	(5,166,786)	26,198,305	—	—	1,352,813	—	(74,192,991)	—	(46,641,873)
10-31-10	6,522,224	—	129,035	(3,480,056)	—	3,171,203	46,778,930	6,746	—	1,023,724	—	(27,889,386)	—	19,920,014
Class O
04-30-11	236,849	—	3,588	(505,686)	—	(265,249)	2,012,038	—	—	29,742	—	(4,337,056)	—	(2,295,276)
10-31-10	396,697	—	6,275	(975,579)	—	(572,607)	3,094,755	6,130	—	49,354	—	(7,629,960)	—	(4,479,721)
International Capital Appreciation
Class A
04-30-11	123,813	—	7,316	(470,003)	—	(338,874)	1,327,874	—	—	76,020	—	(4,970,903)	—	(3,567,009)
10-31-10	254,793	—	—	(676,394)	—	(421,601)	2,406,542	4,565	—	—	—	(6,403,411)	—	(3,992,304)
Class B
04-30-11	5	—	141	(109,410)	—	(109,264)	49	—	—	1,462	—	(1,154,016)	—	(1,152,505)
10-31-10	12,264	—	—	(248,489)	—	(236,225)	120,843	720	—	—	—	(2,291,677)	—	(2,170,114)
Class C
04-30-11	6,990	—	267	(52,549)	—	(45,292)	73,746	—	—	2,780	—	(556,027)	—	(479,501)
10-31-10	30,886	—	—	(148,512)	—	(117,626)	293,890	1,413	—	—	—	(1,390,616)	—	(1,095,313)
Class I
04-30-11	74,152	—	44,069	(5,270,413)	—	(5,152,192)	778,790	—	—	455,742	—	(56,031,171)	—	(54,796,639)
10-31-10	2,169,135	—	—	(2,964,930)	—	(795,795)	20,494,871	8,679	—	—	—	(28,544,870)	—	(8,041,320)
Class Q(3)
04-30-11	—	—	—	—	—	—	—	—	—	—	—	—	—	—
10-31-10	37,938	—	—	(104,931)	(1,225,201)	(1,292,194)	364,883	—	—	—	—	(1,009,772)	(11,746,943)	(12,391,832)
Class W
04-30-11	12,164	—	6,724	(102,435)	—	(83,547)	131,727	—	—	69,771	—	(1,093,366)	—	(891,868)
10-31-10	155,240	—	—	(312,970)	1,225,201	1,067,471	1,481,249	2,087	—	—	—	(2,977,745)	11,746,943	10,252,534
International Core
Class I
02-08-11(1)-04-30-11	28,295,624	—	—	(2,275,475)	—	26,020,149	281,252,698	—	—	—	—	(23,262,907)	—	257,989,791
International Growth
Class I
01-05-11(1)-04-30-11	18,552,948	—	—	(2,112,531)	—	16,440,417	186,803,372	—	—	—	—	(22,234,845)	—	164,568,527
International Real Estate
Class A
04-30-11	4,872,588	—	1,053,092	(2,176,542)	—	3,749,138	42,645,420	—	—	9,113,043	—	(19,042,091)	—	32,716,372
10-31-10	17,430,471	—	1,077,729	(5,113,917)	—	13,394,283	143,696,684	—	—	8,750,749	—	(40,981,653)	—	111,465,780
Class B
04-30-11	2,277	—	8,092	(42,028)	—	(31,659)	19,660	—	—	69,857	—	(368,104)	—	(278,587)
10-31-10	6,840	—	24,106	(147,551)	—	(116,605)	56,443	—	—	195,645	—	(1,177,651)	—	(925,563)
Class C
04-30-11	236,485	—	65,511	(517,409)	—	(215,413)	2,065,855	—	—	564,912	—	(4,502,889)	—	(1,872,122)
10-31-10	522,991	—	141,243	(897,985)	—	(233,751)	4,272,321	—	—	1,145,053	—	(7,065,323)	—	(1,647,949)

(1)	Commencement of operations.

(3)	Effective March 8, 2010, Class Q shareholders of Emerging Countries and International Capital Appreciation were converted to Class W shares of each respective Fund.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)
International Real Estate (continued)
Class I
04-30-11	3,025,078	—	251,489	(7,227,132)	—	(3,950,565)	26,508,997	—	—	2,179,937	—	(63,262,317)	—	(34,573,383)
10-31-10	11,079,060	—	793,073	(16,225,470)	—	(4,353,337)	88,767,647	—	—	6,460,402	—	(129,642,398)	—	(34,414,349)
Class W
04-30-11	1,089,641	—	19,360	(135,822)	—	973,179	9,523,506	—	—	168,255	—	(1,198,310)	—	8,493,451
10-31-10	485,261	—	11,307	(157,469)	—	339,099	3,996,867	—	—	92,174	—	(1,255,296)	—	2,833,745
International SmallCap Multi-Manager
Class A
04-30-11	410,300	—	11,363	(928,623)	—	(506,960)	16,411,922	—	—	443,542	—	(37,139,560)	—	(20,284,096)
10-31-10	818,452	—	46,987	(2,671,591)	—	(1,806,152)	27,484,915	418,709	—	1,540,998	—	(89,612,983)	—	(60,168,361)
Class B
04-30-11	139	—	—	(36,395)	—	(36,256)	5,748	—	—	—	—	(1,544,739)	—	(1,538,991)
10-31-10	2,789	—	673	(127,761)	—	(124,299)	98,399	16,420	—	23,427	—	(4,445,789)	—	(4,307,543)
Class C
04-30-11	11,548	—	—	(102,870)	—	(91,322)	438,292	—	—	—	—	(3,859,779)	—	(3,421,487)
10-31-10	33,453	—	6,523	(238,730)	—	(198,754)	1,058,863	74,919	—	201,523	—	(7,456,868)	—	(6,121,563)
Class I
04-30-11	723,467	—	21,352	(501,651)	—	243,168	28,792,807	—	—	832,718	—	(20,158,814)	—	9,466,711
10-31-10	2,065,296	—	45,547	(1,742,521)	—	368,322	69,833,855	426,266	—	1,490,905	—	(57,692,823)	—	14,058,203
Class Q(2)
04-30-11	—	—	—	—	—	—	—	—	—	—	—	—	—	—
10-31-10	11,395	—	7,743	(7,889)	(910,998)	(899,749)	402,874	—	—	276,272	—	(280,396)	(31,864,997)	(31,466,247)
Class O
04-30-11	16,238	—	—	(8,347)	—	7,891	650,927	—	—	—	—	(338,845)	—	312,082
10-31-10	24,913	—	—	(11,765)	—	13,148	826,270	2,233	—	—	—	(390,320)	—	438,183
Class W
04-30-11	128,313	—	5,079	(101,541)	—	31,851	6,109,777	—	—	234,552	—	(4,824,793)	—	1,519,536
10-31-10	238,386	—	7,339	(462,917)	841,925	624,733	9,294,968	95,983	—	285,158	—	(18,237,990)	31,864,997	23,303,116
International Value
Class A
04-30-11	1,677,135	—	686,040	(10,936,230)	—	(8,573,055)	20,027,853	—	—	7,896,325	—	(130,810,096)	—	(102,885,918)
10-31-10	7,026,226	—	710,866	(25,323,864)	—	(17,586,772)	78,387,641	1,067,929	—	8,359,125	—	(284,580,757)	—	(196,766,062)
Class B
04-30-11	951	—	—	(82,328)	—	(81,377)	15,442	—	—	—	—	(989,269)	—	(973,827)
10-31-10	21,536	—	9,206	(3,151,447)	—	(3,120,705)	252,668	36,943	—	106,986	—	(34,636,502)	—	(34,239,905)
Class C
04-30-11	105,058	—	189,953	(3,152,063)	—	(2,857,052)	1,195,212	—	—	2,125,598	—	(36,657,744)	—	(33,336,934)
10-31-10	181,612	—	173,077	(7,377,003)	—	(7,022,314)	2,030,780	413,632	—	1,980,048	—	(80,336,446)	—	(75,911,986)
Class I
04-30-11	6,698,590	—	657,656	(15,662,618)	—	(8,306,372)	81,589,803	—	—	7,536,733	—	(191,868,919)	—	(102,742,383)
10-31-10	8,233,085	—	725,981	(24,554,669)	—	(15,595,603)	92,823,046	990,243	—	8,507,693	—	(272,895,909)	—	(170,574,927)
Class Q(2)
04-30-11	—	—	—	—	—	—	—	—	—	—	—	—	—	—
10-31-10	31,392	—	24,859	(5,338)	(2,194,061)	(2,143,148)	360,000	—	—	293,336	—	(63,436)	(25,186,398)	(24,596,498)
Class W
04-30-11	11,107	—	46,330	(2,082,706)	—	(2,025,269)	128,517	—	—	530,939	—	(23,979,053)	—	(23,319,597)
10-31-10	254,958	—	4,697	(374,961)	2,198,715	2,083,409	2,705,165	36,222	—	53,646	—	(4,246,495)	25,186,398	23,734,936
International Value Choice
Class A
04-30-11	453,695	—	16,674	(314,628)	—	155,741	5,100,408	—	—	183,909	—	(3,562,857)	—	1,721,460
10-31-10	1,310,027	—	11,876	(864,727)	—	457,176	13,301,696	—	—	118,571	—	(8,753,759)	—	4,666,508
Class B
04-30-11	2,188	—	—	(37,327)	—	(35,139)	24,464	—	—	—	—	(414,578)	—	(390,114)
10-31-10	31,091	—	142	(110,862)	—	(79,629)	311,747	—	—	1,400	—	(1,113,782)	—	(800,635)
Class C
04-30-11	77,547	—	874	(58,508)	—	19,913	854,169	—	—	9,548	—	(647,714)	—	216,003
10-31-10	153,510	—	281	(100,652)	—	53,139	1,531,145	—	—	2,772	—	(1,009,276)	—	524,641

(2)	Effective November 20, 2009, Class Q shareholders of Global Value Choice, Global Opportunities, International SmallCap Multi-Manager and International Value were converted to Class W shares of each respective Fund.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)
International Value Choice (continued)
Class I
04-30-11	1,045,716	—	14,302	(829,083)	—	230,935	11,669,703	—	—	157,469	—	(9,274,535)	—	2,552,637
10-31-10	730,868	—	22,826	(1,997,018)	—	(1,243,324)	7,510,456	—	—	227,476	—	(20,171,373)	—	(12,433,441)
Class W
04-30-11	6,762	—	47	(530)	—	6,279	75,798	—	—	516	—	(6,077)	—	70,237
10-31-10	3,055	—	—	(327)	—	2,728	30,970	—	—	—	—	(3,196)	—	27,774
Russia
Class A
04-30-11	894,738	—	—	(1,084,669)	—	(189,931)	37,743,055	—	—	—	83,654	(44,852,141)	—	(7,025,432)
10-31-10	1,844,234	—	—	(3,034,687)	—	(1,190,453)	62,096,502	—	—	—	369,837	(99,820,501)	—	(37,354,162)
Class I
04-30-11	90,067	—	—	(63,249)	—	26,818	3,831,477	—	—	—	160	(2,557,385)	—	1,274,252
10-31-10	287,155	—	—	(64,795)	—	222,360	9,612,750	—	—	—	4,943	(2,164,098)	—	7,453,595
Global Bond
Class A
04-30-11	4,744,166	—	526,984	(5,351,126)	—	(79,976)	56,482,661	—	—	6,190,845	—	(62,988,931)	—	(315,425)
10-31-10	13,465,862	—	605,364	(6,875,428)	—	7,195,798	161,645,282	—	—	7,244,781	—	(81,981,963)	—	86,908,100
Class B
04-30-11	5,072	—	7,352	(138,614)	—	(126,190)	59,062	—	—	85,696	—	(1,628,444)	—	(1,483,686)
10-31-10	118,350	—	16,671	(219,538)	—	(84,517)	1,409,240	—	—	198,357	—	(2,595,047)	—	(987,450)
Class C
04-30-11	852,050	—	156,077	(1,615,976)	—	(607,849)	10,045,839	—	—	1,824,150	—	(18,925,467)	—	(7,055,478)
10-31-10	4,660,773	—	175,740	(1,206,636)	—	3,629,877	55,719,364	—	—	2,096,768	—	(14,299,244)	—	43,516,888
Class I
04-30-11	4,278,739	—	628,105	(3,376,851)	—	1,529,993	50,244,872	—	—	7,360,851	—	(39,626,111)	—	17,979,612
10-31-10	12,403,809	—	863,246	(6,327,409)	—	6,939,646	147,582,012	—	—	10,302,051	—	(74,903,934)	—	82,980,129
Class O
04-30-11	74,981	—	—	(73,150)	—	1,831	872,087	—	—	—	—	(847,469)	—	24,618
10-31-10	230,740	—	26	(194,721)	—	36,045	2,729,158	—	—	304	—	(2,281,700)	—	447,762
Class W
04-30-11	292,689	—	43,263	(475,257)	—	(139,305)	3,392,820	—	—	500,117	—	(5,505,392)	—	(1,612,455)
10-31-10	1,197,217	—	25,142	(182,411)	—	1,039,948	14,196,899	—	—	295,702	—	(2,144,700)	—	12,347,901
Diversified International
Class A
04-30-11	633,837	—	90,062	(2,434,757)	—	(1,710,858)	6,138,403	—	—	863,699	—	(23,612,906)	—	(16,610,804)
10-31-10	1,461,752	—	100,614	(6,298,412)	—	(4,736,046)	12,661,601	—	—	873,328	—	(54,252,662)	—	(40,717,733)
Class B
04-30-11	238	—	2,021	(363,899)	—	(361,640)	2,284	—	—	19,384	—	(3,521,593)	—	(3,499,925)
10-31-10	23,616	—	2,543	(656,163)	—	(630,004)	203,485	—	—	22,049	—	(5,597,453)	—	(5,371,919)
Class C
04-30-11	116,742	—	8,099	(1,211,384)	—	(1,086,543)	1,120,166	—	—	77,503	—	(11,676,277)	—	(10,478,608)
10-31-10	407,538	—	5,029	(2,790,681)	—	(2,378,114)	3,485,817	—	—	43,547	—	(23,814,316)	—	(20,284,952)
Class I
04-30-11	77,454	—	3,807	(276,016)	—	(194,755)	742,646	—	—	36,391	—	(2,667,890)	—	(1,888,853)
10-31-10	1,277,026	—	3,793	(684,094)	—	596,725	11,308,009	—	—	32,808	—	(5,797,291)	—	5,543,526
Class R
04-30-11	—	—	140	(2,270)	—	(2,130)	—	—	—	1,332	—	(22,585)	—	(21,253)
10-31-10	—	—	143	(5,607)	—	(5,464)	—	—	—	1,233	—	(44,650)	—	(43,417)
Class O
04-30-11	122,058	—	—	(48,934)	—	73,124	1,179,465	—	—	—	—	(469,694)	—	709,771
10-31-10	192,733	—	—	(107,174)	—	85,559	1,656,643	—	—	—	—	(908,188)	—	748,455
Class W
04-30-11	33,092	—	3,496	(46,154)	—	(9,566)	311,582	—	—	33,281	—	(444,962)	—	(100,099)
10-31-10	117,957	—	2,777	(166,936)	—	(46,202)	1,027,684	—	—	23,940	—	(1,384,104)	—	(332,480)

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 13 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Diversified International is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds (Certain Funds). Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Securities (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments.

Non-Diversified (Global Natural Resources, Global Real Estate, International Real Estate, Russia and Global Bond). Certain of the Funds and Underlying Funds are classified as non-diversified investment companies under the 1940 Act, which means that they are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund or Underlying Fund. The investment of a large percentage of a Fund’s or Underlying Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund or Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund or Underlying Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 14 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of April 30, 2011 and throughout the period covered by this report, BICR — Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR — Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80%

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 14 — SECURITIES LENDING (continued)

of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund’s investment in BICR — Series B includes the value of the underlying securities held by BICR — Series B and the estimated value of the support to be provided by BNYC. The investments in the BNY Overnight Government Fund and in BICR — Series B are included in the Summary Portfolio of Investments under Securities Lending Collateral and the unrealized loss on BICR — Series B is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2011, the following Funds had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Global Equity Dividend	$356,055	$363,750
Global Real Estate	81,261,848	83,318,176
Global Value Choice	19,702,381	20,378,083
Emerging Countries	2,604,376	2,807,215
Global Opportunities	490,628	532,824
International Capital Appreciation	760,153	798,300
International Growth	3,023,116	4,005,605
International SmallCap Multi-Manager	1,577,804	1,715,346
International Value	1,909,831	1,951,588
Russia	26,002,607	27,350,847

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Summary Portfolios of Investments.

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended April 30, 2011	Year Ended October 31, 2010
	Ordinary Income	Ordinary Income	Return of Capital
Global Equity Dividend	$806,578	$3,235,341	$—
Global Natural Resources	53,412	302,907	—
Global Real Estate(1)	22,868,765	102,494,757	—
Global Value Choice	8,009,468	1,050,663	—
Emerging Countries	111,325	—	—
Global Opportunities	2,205,612	—	—
Greater China	456,080	676,212	—
Index Plus International Equity	2,092,269	2,113,264	—
International Capital Appreciation	617,483	—	—
International Real Estate	25,727,256	41,280,971	—
International SmallCap Multi-Manager	2,608,152	5,964,767	—
International Value	23,185,093	26,116,194	—

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

	Six Months Ended April 30, 2011	Year Ended October 31, 2010
	Ordinary Income	Ordinary Income	Return of Capital
International Value Choice	$391,850	$364,324	$—
Global Bond	18,593,490	24,041,636	—
Diversified International	1,252,444	927,344	293,887

(1)	Composition of dividends and distributions presented herein is based on the Fund’s current tax period (four months ended April 30, 2011) and tax year ended December 31, 2010. Composition of current period amounts may change after the Fund’s tax year-end of December 31, 2011.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2010 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Global Equity Dividend	$—	$3,854,875	$—	$—	$(17,831,335)	2016
					(71,676,150)	2017
					$(89,507,485)
Global Natural Resources	—	11,642,855	—	—	(19,477,132)	2017
Global Real Estate(1)	—	28,444,650	(6,975,138)	(57,546)	(164,232,218)	2016
					(414,424,595)	2017
					$(578,656,813)
Global Value Choice	8,009,193	49,250,763	—	—	(6,183,953)	2011
					(7,949,386)	2017
					$(14,133,339)
Emerging Countries	—	36,965,247	—	—	(36,831,166)	2016
					(41,200,730)	2017
					$(78,031,896)
Global Opportunities	2,205,502	19,134,222	—	—	(46,932,911)	2016
					(80,200,325)	2017
					$(127,133,236)
Greater China	456,008	7,976,988	—	—	(2,095,990)	2017
Index Plus International Equity	1,932,073	12,290,637	—	—	(34,254,142)	2016
					(46,742,747)	2017
					$(80,996,889)
International Capital Appreciation	553,444	10,435,936	—	—	(242,281)	2015
					(46,983,912)	2016
					(14,842,759)	2017
					$(62,068,952)*
International Real Estate	21,471,797	31,199,888	—	—	(26,312)	2014
					(2,556,095)	2015
					(67,952,089)	2016
					(159,911,905)	2017
					(43,046,092)	2018
					$(273,492,493)
International SmallCap Multi-Manager	2,607,725	63,232,091	—	—	(121,772,726)	2016
					(202,973,948)	2017
					$(324,746,674)
International Value	23,183,084	(26,157,794)	—	—	(810,539,013)	2017
					(70,133,094)	2018
					$(880,672,107)
International Value Choice	387,496	1,923,441	—	—	(14,545,893)	2017
Russia	—	92,994,862	—	—	(70,982,152)	2017
					(21,810,157)	2018
					$(92,792,309)

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Global Bond	$10,615,176	$25,053,569	$—	$—	$—
Diversified International	—	1,941,887	—	—	(28,060,058)	2016
					(93,445,922)	2017
					(33,117,873)	2018
					$(154,623,853)

(1)	As of the Fund’s tax year ended December 31, 2010.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of April 30, 2011, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ tax year ending October 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending October 31, 2012.

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING agreed with the Funds to indemnify and hold harmless the Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the U.S. Securities and Exchange Commission in connection with investigations related to mutual funds and variable insurance products. On December 17, 2008, ING settled its indemnification commitments by making payments to the affected Funds. In connection with the settlement, ING paid:

Emerging Countries	$1,400,280
Index Plus International Equity	497,810
International SmallCap Multi-Manager	2,661,920
International Value	955,441

On August 28, 2006, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against Prudential Equity Group, LLC, formerly known as Prudential Securities, Inc. (“PSI” or “Respondent”). As part of the settlement, the Respondent has established the PSI Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondent, as described in the order. The Fund is comprised of disgorgement in the amount of $270 million which was paid by the Respondent. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $270 million plus interest earned by the Fund.

On February 4, 2010, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

Global Value Choice	$ 389,524
International Capital Appreciation	17,464
Index Plus International Equity	14,363
International SmallCap Multi-Manager	1,034,530
International Value	2,544,969

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 17 — SUBSEQUENT EVENTS

Subsequent to April 30, 2011, the following Fund paid dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	$0.0400	May 3, 2011	April 29, 2011
Class B	$0.0324	May 3, 2011	April 29, 2011
Class C	$0.0326	May 3, 2011	April 29, 2011
Class I	$0.0435	May 3, 2011	April 29, 2011
Class O	$0.0401	May 3, 2011	April 29, 2011
Class W	$0.0424	May 3, 2011	April 29, 2011
Class A	$0.0400	June 2, 2011	May 31, 2011
Class B	$0.0324	June 2, 2011	May 31, 2011
Class C	$0.0324	June 2, 2011	May 31, 2011
Class I	$0.0437	June 2, 2011	May 31, 2011
Class O	$0.0401	June 2, 2011	May 31, 2011
Class W	$0.0426	June 2, 2011	May 31, 2011

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of April 30, 2011, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

Effective May 1, 2011, Tycho van Wijk and Tjeert Keijzer were removed as portfolio managers to Global Opportunities and Huub van der Riet and Alex van der Laan were added. Effective June 1, 2011, Moudy El Khodr was removed as portfolio manager to Global Equity Dividend and Bruno Springael was added.

ING Groep, NV, the indirect parent of both ING Investments, the Investment Adviser to Global Real Estate and International Real Estate and ING Clarion Real Estate Securities, LLC (“Clarion”), the Sub-Adviser to Global Real Estate and International Real Estate, have conditionally agreed to sell Clarion and other affiliated entities to CB Richard Ellis Group, Inc. (the “Transaction”). This was approved by shareholders on June 14, 2011 and it is anticipated that the Transaction will close on or about July 1, 2011.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2011 (UNAUDITED)

ING GLOBAL EQUITY DIVIDEND FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: 94.8%
		Australia: 4.6%
45,944		Australia & New Zealand Banking Group Ltd.	$1,223,819	1.1
388,673		Telstra Corp., Ltd.	1,241,456	1.1
941,241		Other Securities	2,649,275	2.4
			5,114,550	4.6

		Barbados: 0.5%
6,461		Other Securities	588,726	0.5

		Brazil: 1.4%
68,494		Other Securities	1,551,571	1.4

		Canada: 2.1%
28,351		TransCanada Corp.	1,219,858	1.1
18,670		Other Securities	1,126,724	1.0
			2,346,582	2.1

		China: 0.9%
497,105		Other Securities	1,033,680	0.9

		Denmark: 0.5%
15,342		Other Securities	549,810	0.5

		Finland: 0.8%
91,754		Other Securities	845,275	0.8

		France: 7.1%
15,279		BNP Paribas	1,207,876	1.1
25,730		Carrefour SA	1,219,143	1.1
29,472		GDF Suez	1,205,091	1.1
21,982		Sanofi-Aventis SA	1,739,152	1.5
25,928		Total SA	1,660,468	1.5
13,008		Other Securities	868,305	0.8
			7,900,035	7.1

		Germany: 3.8%
7,920		Allianz SE	1,244,322	1.1
85,595	@	Deutsche Post AG	1,691,669	1.6
36,262		E.ON AG	1,239,405	1.1
			4,175,396	3.8

		Hong Kong: 1.1%
25,661		China Mobile Ltd. ADR	1,182,715	1.1

		Ireland: 1.1%
49,883		CRH PLC	1,228,268	1.1

		Italy: 2.6%
63,767		ENI S.p.A.	1,707,277	1.5
363,837		Intesa Sanpaolo S.p.A	1,208,470	1.1
			2,915,747	2.6

		Japan: 11.0%
53,100		Hoya Corp.	1,143,647	1.1
6,100		Nintendo Co., Ltd.	1,443,345	1.4
661		NTT DoCoMo, Inc.	1,226,403	1.1
1,173,400		Other Securities	8,243,069	7.4
			12,056,464	11.0

COMMON STOCK: (continued)
		Netherlands: 2.8%
76,249		Koninklijke KPN NV	$1,210,113	1.0
58,765		Other Securities	1,940,845	1.8
			3,150,958	2.8

		Portugal: 0.5%
133,960		Other Securities	547,293	0.5

		Singapore: 1.8%
470,000		Singapore Telecommunications Ltd.	1,199,735	1.0
69,500		Other Securities	851,512	0.8
			2,051,247	1.8

		South Africa: 0.5%
9,670		Other Securities	558,790	0.5

		South Korea: 1.6%
20,525		KT&G Corp.	1,214,803	1.1
15,930		Other Securities	532,377	0.5
			1,747,180	1.6

		Spain: 1.6%
51,316		Abertis Infraestructuras SA	1,215,653	1.1
45,404		Other Securities	579,832	0.5
			1,795,485	1.6

		Sweden: 0.8%
61,808		Other Securities	937,845	0.8

		Switzerland: 2.2%
26,463		Credit Suisse Group AG	1,204,508	1.1
7,883		Roche Holding AG	1,279,568	1.1
			2,484,076	2.2

		Taiwan: 1.1%
92,022		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,242,297	1.1

		United Kingdom: 6.7%
23,690		AstraZeneca PLC	1,175,442	1.1
55,955		GlaxoSmithKline PLC	1,222,334	1.1
109,417		HSBC Holdings PLC	1,193,504	1.0
54,275		Scottish & Southern Energy Plc	1,231,320	1.1
478,100		Other Securities	2,645,263	2.4
			7,467,863	6.7

		United States: 37.7%
23,797		Abbott Laboratories	1,238,396	1.1
34,069		American Electric Power Co., Inc.	1,242,837	1.1
53,093		AT&T, Inc.	1,652,254	1.5
28,723		Baxter International, Inc.	1,634,339	1.5
15,274		Chevron Corp.	1,671,586	1.5
47,780		ConAgra Foods, Inc.	1,168,221	1.1
32,711		Exelon Corp.	1,378,769	1.3
59,458		General Electric Co.	1,215,916	1.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

ING GLOBAL EQUITY DIVIDEND FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
72,753		Intel Corp.	$1,687,142	1.6
18,466		Johnson & Johnson	1,213,586	1.1
18,703		Kimberly-Clark Corp.	1,235,521	1.1
35,863		Kraft Foods, Inc.	1,204,280	1.1
15,461		McDonald’s Corp.	1,210,751	1.1
46,076		Merck & Co., Inc.	1,656,432	1.4
61,760		Microsoft Corp.	1,606,995	1.4
24,376		Molson Coors Brewing Co.	1,188,330	1.1
88,973		People’s United Financial, Inc.	1,218,040	1.1
17,723		PepsiCo, Inc.	1,220,938	1.1
78,251		Pfizer, Inc.	1,640,141	1.5
44,208		PPL Corp.	1,212,625	1.1
20,235		Travelers Cos, Inc.	1,280,472	1.2
21,781		Wal-Mart Stores, Inc.	1,197,519	1.1
364,236		Other Securities	11,843,960	10.5
			41,819,050	37.7

		Total Common Stock
		(Cost $92,194,894)	105,290,903	94.8

SHORT-TERM INVESTMENTS: 0.3%
		Securities Lending: 0.3%
239,850		BNY Mellon Overnight Government Fund(1)	239,850	0.2
123,900	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	99,120	0.1

		Total Short-Term Investments
		(Cost $363,750)	338,970	0.3

		Total Investments in Securities (Cost $92,558,644)*	$105,629,873	95.1
		Assets in Excess of Other Liabilities	5,448,160	4.9
		Net Assets	$111,078,033	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

R	Restricted Security

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $95,372,342.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,713,732
Gross Unrealized Depreciation	(4,456,201)
Net Unrealized appreciation	$10,257,531

Industry	Percentage of Net Assets
Consumer Discretionary	4.5%
Consumer Staples	13.7
Energy	10.3
Financials	18.1
Health Care	12.5
Industrials	8.3
Information Technology	9.0
Materials	2.5
Telecommunications	7.6
Utilities	8.3
Short-Term Investments	0.3
Other Assets and Liabilities — Net	4.9
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

ING GLOBAL EQUITY DIVIDEND FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Common Stock
Australia	$556,090	$4,558,460	$—	$5,114,550
Barbados	588,726	—	—	588,726
Brazil	1,551,571	—	—	1,551,571
Canada	2,346,582	—	—	2,346,582
China	—	1,033,680	—	1,033,680
Denmark	—	549,810	—	549,810
Finland	—	845,275	—	845,275
France	—	7,900,035	—	7,900,035
Germany	—	4,175,396	—	4,175,396
Hong Kong	1,182,715	—	—	1,182,715
Ireland	—	1,228,268	—	1,228,268
Italy	—	2,915,747	—	2,915,747
Japan	—	12,056,464	—	12,056,464
Netherlands	1,210,113	1,940,845	—	3,150,958
Portugal	—	547,293	—	547,293
Singapore	—	2,051,247	—	2,051,247
South Africa	—	558,790	—	558,790
South Korea	—	1,747,180	—	1,747,180
Spain	579,832	1,215,653	—	1,795,485
Sweden	—	937,845	—	937,845
Switzerland	—	2,484,076	—	2,484,076
Taiwan	1,242,297	—	—	1,242,297
United Kingdom	—	7,467,863	—	7,467,863
United States	41,819,050	—	—	41,819,050
Total Common Stock	51,076,976	54,213,927	—	105,290,903
Short-Term Investments	239,850	—	99,120	338,970
Total Investments, at value	$51,316,826	$54,213,927	$99,120	$105,629,873

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 4/30/2011
Asset Table
Investments, at value
Short-Term Investments	$99,120	$—	$—	$—	$—	$—	$—	$—	$99,120
Total Investments, at value	$99,120	$—	$—	$—	$—	$—	$—	$—	$99,120

As of April 30, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2011 (UNAUDITED)

ING GLOBAL NATURAL RESOURCES FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: 97.3%
		Australia: 1.0%
273,500		OneSteel Ltd.	$641,159	0.4
260,247		Other Securities	781,378	0.6
			1,422,537	1.0

		Brazil: 0.6%
24,500		Petroleo Brasileiro SA ADR	914,585	0.6

		Canada: 22.0%
78,749		Barrick Gold Corp.	4,016,986	2.9
114,774		Canadian Natural Resources Ltd.	5,389,787	3.7
51,500		Centerra Gold, Inc.	957,988	0.7
19,400		Domtar Corp.	1,804,588	1.2
38,907		EnCana Corp.	1,304,163	0.9
48,100		Ensign Energy Services, Inc.	928,803	0.6
27,008		GoldCorp, Inc.	1,507,857	1.0
51,100	@	Harry Winston Diamond Corp.	869,534	0.6
47,917		Nexen, Inc.	1,266,446	0.9
104,900		Pengrowth Energy Corp.	1,483,286	1.0
146,232	@	Precision Drilling Corp.	2,213,952	1.5
158,765		Suncor Energy, Inc.	7,309,541	5.1
37,429		Teck Resources Ltd.	2,030,523	1.4
141,500		Other Securities	712,336	0.5
			31,795,790	22.0

		China: 1.0%
1,363,334		China Petroleum & Chemical Corp.	1,374,200	1.0

		Italy: 0.6%
18,031		Tenaris SA ADR	915,794	0.6

		Japan: 0.6%
161,100		Mitsui OSK Lines Ltd.	898,539	0.6

		Netherlands: 2.1%
39,373		Royal Dutch Shell PLC ADR	3,050,620	2.1

		Russia: 2.3%
110,790		Gazprom OAO ADR	1,890,078	1.3
20,896		Lukoil-Spon ADR	1,456,451	1.0
			3,346,529	2.3

		United Kingdom: 1.3%l
18,860		Rio Tinto PLC ADR	1,380,741	1.0
5,000		Other Securities	432,850	0.3
			1,813,591	1.3

		United States: 65.8%
43,229	@	Alpha Natural Resources, Inc.	2,514,631	1.7
39,887		Apache Corp.	5,319,729	3.7
70,509		Arch Coal, Inc.	2,418,459	1.7

COMMON STOCK: (continued)
		United States: (continued)
24,000	@	Bill Barrett Corp.	$1,001,520	0.7
66,967		Chevron Corp.	7,328,868	5.1
9,600		Cliffs Natural Resources, Inc.	899,712	0.6
39,600	@	Coeur d’Alene Mines Corp.	1,255,716	0.9
132,516		ConocoPhillips	10,459,488	7.2
93,500	@	Denbury Resources, Inc.	2,110,295	1.5
40,565		Ensco PLC ADR	2,418,485	1.7
34,900		EOG Resources, Inc.	3,940,559	2.7
163,564		Exxon Mobil Corp.	14,393,631	9.9
30,428		Halliburton Co.	1,536,005	1.1
47,600		Hess Corp.	4,091,696	2.8
83,170		International Paper Co.	2,568,290	1.8
31,300	@	McMoRan Exploration Co.	573,103	0.4
44,500		Murphy Oil Corp.	3,447,860	2.4
58,178		National Oilwell Varco, Inc.	4,461,671	3.1
45,700		Newmont Mining Corp.	2,678,477	1.8
64,500	@	PetroHawk Energy Corp.	1,742,145	1.2
29,400		Range Resources Corp.	1,659,630	1.1
112,560		Schlumberger Ltd.	10,102,260	7.0
44,800	@	Tetra Technologies, Inc.	661,696	0.5
14,158	@	Transocean Ltd.	1,029,995	0.7
10,404	@	Unit Corp.	655,660	0.5
18,044		United States Steel Corp.	860,879	0.6
71,400		Valero Energy Corp.	2,020,620	1.4
98,000	@	Weatherford International Ltd.	2,114,840	1.5
76,508		Other Securities	751,353	0.5
			95,017,273	65.8

		Total Common Stock
		(Cost $98,686,258)	140,549,458	97.3

SHORT-TERM INVESTMENTS: 2.6%
		Mutual Funds: 2.6%
3,787,000		BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $3,787,000)	3,787,000	2.6

		Total Short-Term Investments
		(Cost $3,787,000)	3,787,000	2.6

		Total Investments in Securities
		(Cost $102,473,258)*	$144,336,458	99.9
		Assets in Excess of Other Liabilities	146,547	0.1
		Net Assets	$144,483,005	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

ING GLOBAL NATURAL RESOURCES FUND

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $106,395,047.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$42,169,042
Gross Unrealized Depreciation	(4,227,631)
Net Unrealized appreciation	$37,941,411

Industry	Percentage of Net Assets
Energy	80.7%
Industrials	0.6
Materials	16.0
Short-Term Investments	2.6
Other Assets and Liabilities — Net	0.1
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$1,422,537	$—	$1,422,537
Brazil	914,585	—	—	914,585
Canada	31,795,790	—	—	31,795,790
China	—	1,374,200	—	1,374,200
Italy	915,794	—	—	915,794
Japan	—	898,539	—	898,539
Netherlands	3,050,620	—	—	3,050,620
Russia	3,346,529	—	—	3,346,529
United Kingdom	1,380,741	432,850	—	1,813,591
United States	95,017,273	—	—	95,017,273
Total Common Stock	136,421,332	4,128,126	—	140,549,458
Short-Term Investments	3,787,000	—	—	3,787,000
Total Investments, at value	$140,208,332	$4,128,126	$—	$144,336,458

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2011 (UNAUDITED)

ING GLOBAL REAL ESTATE FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: 97.1%
		Australia: 9.5%
47,641,916		Dexus Property Group NPV	$46,071,555	1.2
43,523,027		Goodman Group.	33,952,140	0.9
15,690,020		GPT Group	54,503,580	1.4
12,887,560		Stockland	53,504,316	1.4
7,070,532		Westfield Group	70,066,884	1.9
16,091,181		Westfield Retail Trust	46,739,261	1.2
54,318,309		Other Securities	54,676,941	1.5
			359,514,677	9.5

		Brazil: 0.2%
504,600		Other Securities	7,585,679	0.2

		Canada: 3.3%
1,940,100		Brookfield Properties Corp.	38,375,178	1.0
1,482,900		RioCan Real Estate Investment Trust	39,731,031	1.0
1,646,200		Other Securities	45,640,155	1.3
			123,746,364	3.3

		China: 0.5%
10,715,000		Other Securities	17,091,191	0.5

		France: 7.5%
277,020		ICADE	35,513,186	0.9
688,626		Unibail-Rodamco SE	161,107,919	4.2
1,770,692		Other Securities	87,812,849	2.4
			284,433,954	7.5

		Germany: 0.7%
1,859,150		Other Securities	27,313,474	0.7

		Hong Kong: 11.4%
6,155,763		Cheung Kong Holdings Ltd.	97,153,028	2.6
9,087,900		Hongkong Land Holdings Ltd.	68,152,071	1.8
13,749,000		Link REIT	43,331,746	1.1
6,812,000		Sun Hung Kai Properties Ltd.	106,692,968	2.9
4,146,346		Wharf Holdings Ltd.	30,427,026	0.8
17,669,400		Other Securities	86,463,686	2.2
			432,220,525	11.4

		Japan: 12.1%
342,000		Daito Trust Construction Co., Ltd.	27,360,013	0.7
3,675		Japan Real Estate Investment Corp.	36,378,849	1.0
6,450,530		Mitsubishi Estate Co., Ltd.	112,882,910	3.0
4,370,088		Mitsui Fudosan Co., Ltd.	75,843,826	2.0
2,797		Nippon Building Fund, Inc.	28,150,575	0.7
2,675,100		Sumitomo Realty & Development Co., Ltd.	55,372,340	1.5
2,413,847		Other Securities	124,173,724	3.2
			460,162,237	12.1

COMMON STOCK: (continued)
		Netherlands: 1.1%
636,045		Other Securities	$43,210,036	$1.1

		Norway: 0.1%
1,436,757		Other Securities	2,902,997	0.1

		Singapore: 4.3%
27,634,000	L	CapitaCommercial Trust	32,552,719	0.9
16,846,350	@	CapitaLand Ltd.	46,854,487	1.1
25,489,600	@	Global Logistic Properties Ltd.	40,213,032	1.0
24,320,891		Other Securities	45,500,133	1.3
			165,120,371	4.3

		Sweden: 0.5%
1,271,730		Other Securities	18,140,746	0.5

		Switzerland: 0.4%
180,390		Other Securities	15,046,403	0.4

		United Kingdom: 4.8%
3,041,617		British Land Co. PLC	30,624,802	0.8
1,248,000		Derwent London PLC	37,441,036	1.0
4,314,809		Land Securities Group PLC	56,717,245	1.4
13,262,482		Other Securities	58,994,023	1.6
			183,777,106	4.8

		United States: 40.7%
468,600	L	Alexandria Real Estate Equities, Inc.	38,495,490	1.0
877,200	L	AMB Property Corp.	31,930,080	0.8
1,414,900		Apartment Investment & Management Co.	38,145,704	1.0
536,108		AvalonBay Communities, Inc.	67,876,634	1.8
1,052,600	L	Boston Properties, Inc.	110,028,278	2.9
750,800	L	BRE Properties, Inc.	38,080,576	1.0
2,309,800		Developers Diversified Realty Corp.	34,046,453	0.9
1,957,300	L	Equity Residential	116,889,955	3.0
477,900		Federal Realty Investment Trust	41,844,924	1.1
3,599,111		General Growth Properties, Inc.	60,105,154	1.6
1,487,129	L	HCP, Inc.	58,920,051	1.6
4,221,235	L	Host Hotels & Resorts, Inc.	75,095,771	2.0
1,359,775		Liberty Property Trust	47,823,287	1.3
1,418,141		Macerich Co.	74,906,208	2.0
995,300		Nationwide Health Properties, Inc.	43,594,140	1.1
3,658,250	L	ProLogis	59,592,893	1.6
350,924	L	Public Storage, Inc.	41,166,894	1.1
804,030		Regency Centers Corp.	37,837,652	1.0
1,186,950	L	Simon Property Group, Inc.	135,953,252	3.5
641,030		SL Green Realty Corp.	52,904,206	1.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

ING GLOBAL REAL ESTATE FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
756,100		Starwood Hotels & Resorts Worldwide, Inc.	$45,040,877	1.2
1,933,055		UDR, Inc.	50,046,794	1.3
1,125,502		Vornado Realty Trust	108,813,533	2.9
4,069,800		Other Securities	135,690,695	3.6
			1,544,829,501	40.7

		Total Common Stock
		(Cost $2,758,307,147)	3,685,095,261	97.1

SHORT-TERM INVESTMENTS: 4.3%
		Securities Lending: 2.1%
80,572,859		BNY Mellon Overnight Government Fund(1)	80,572,859	2.1
2,745,317	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	2,196,253	0.0

		Total Securities Lending
		(Cost $83,318,176)	82,769,112	2.1

		Mutual Funds: 2.2%
82,174,804		BlackRock Liquidity Funds,TempFund, Institutional Class
		(Cost $82,174,804)	82,174,804	2.2
		Total Short-Term Investments
		(Cost $165,492,980)	164,943,916	4.3

		Total Investments in Securities
		(Cost $2,923,800,127)*	$3,850,039,177	101.4
		Liabilities in Excess of Other Assets	(52,945,522)	(1.4)
		Net Assets	$3,797,093,655	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

R	Restricted Security

L	Loaned security, a portion or all of the security is on loan at April 30, 2011.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $3,188,867,342.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$809,820,750
Gross Unrealized Depreciation	(148,648,915)
Net Unrealized appreciation	$661,171,835

Industry	Percentage of Net Assets
Consumer Discretionary	1.0%
Financials	96.1
Short-Term Investments	4.3
Other Assets and Liabilities — Net	(1.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

ING GLOBAL REAL ESTATE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Common Stock
Australia	$46,739,261	$312,775,416	$—	$359,514,677
Brazil	7,585,679	—	—	7,585,679
Canada	123,746,364	—	—	123,746,364
China	—	17,091,191	—	17,091,191
France	10,962,564	273,471,390	—	284,433,954
Germany	27,313,474	—	—	27,313,474
Hong Kong	—	432,220,525	—	432,220,525
Japan	—	460,162,237	—	460,162,237
Netherlands	—	43,210,036	—	43,210,036
Norway	—	2,902,997	—	2,902,997
Singapore	—	165,120,371	—	165,120,371
Sweden	—	18,140,746	—	18,140,746
Switzerland	15,046,403	—	—	15,046,403
United Kingdom	13,427,618	170,349,488	—	183,777,106
United States	1,544,829,501	—	—	1,544,829,501
Total Common Stock	1,789,650,864	1,895,444,397	—	3,685,095,261
Short-Term Investments	162,747,663	—	2,196,253	164,943,916
Total Investments, at value	$1,952,398,527	$1,895,444,397	$2,196,253	$3,850,039,177

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 4/30/2011
Asset Table
Investments, at value
Short-Term Investments	$2,196,253	$—	$—	$—	$—	$—	$—	$—	$2,196,253
Total Investments, at value	$2,196,253	$—	$—	$—	$—	$—	$—	$—	$2,196,253

As of April 30, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED)

Shares			Value	Percent of Net Assets

COMMON STOCK: 92.6%
		Australia: 3.0%
1,006,500		Downer EDI Ltd.	$4,097,384	0.6
396,700		Newcrest Mining Ltd.	18,067,552	2.4
			22,164,936	3.0

		Bermuda: 0.5%
101,900		Other Securities	3,603,184	0.5

		Brazil: 2.6%
780,941		Centrais Eletricas Brasileiras SA ADR	14,634,834	1.9
484,551		Other Securities	4,892,674	0.7
			19,527,508	2.6

		Cambodia: 0.2%
6,968,000		Other Securities	1,662,355	0.2

		Canada: 10.4%
558,800		Barrick Gold Corp.	28,504,388	3.8
892,000		Cameco Corp.	26,296,160	3.5
801,100	@	Gabriel Resources Ltd.	6,113,134	0.8
1,063,100	@, L	Uranium Participation Corp.	7,404,565	1.0
659,604		Other Securities	8,912,584	1.3
			77,230,831	10.4

		China: 0.1%
12,100,000		Other Securities	1,023,120	0.1

		Egypt: 1.1%
861,751	@	Oriental Weavers	4,564,945	0.6
1,138,420		Other Securities	3,318,105	0.5
			7,883,050	1.1

		France: 7.7%
105,485	@	Areva SA	4,858,232	0.6
724,400		EDF SA	30,471,025	4.1
493,800	L	Thales SA	21,811,461	3.0
			57,140,718	7.7

		Hong Kong: 0.5%
280,000		Other Securities	3,525,760	0.5

		Indonesia: 1.7%
300,000		Telekomunikasi Indonesia Tbk PT ADR	10,842,000	1.5
4,799,500		Other Securities	1,546,764	0.2
			12,388,764	1.7

		Italy: 2.3%
1,135,000		ERG S.p.A.	16,778,649	2.3

		Japan: 20.2%
4,038,550		Chuo Mitsui Trust Holdings, Inc.	13,903,671	1.9
2,480,000		Daiwa Securities Group, Inc.	10,703,728	1.4
324,300		East Japan Railway Co.	18,024,764	2.5

COMMON STOCK: (continued)
		Japan: (continued)
618,000		Kamigumi Co., Ltd.	$5,293,046	0.7
427,000	@	Kirin Holdings Co., Ltd.	6,008,472	0.8
402,100		Mitsui & Co., Ltd.	7,155,406	1.0
413,600		MS&AD Insurance Group Holdings	9,685,628	1.3
563,100		Nippon Telegraph & Telephone Corp.	26,238,977	3.5
88,100		Sankyo Co., Ltd.	4,581,687	0.6
107,500		Shin-Etsu Chemical Co., Ltd.	5,592,510	0.8
2,635,000		Sumitomo Osaka Cement Co., Ltd.	7,164,490	0.9
806,000	@	Toppan Printing Co., Ltd.	6,335,562	0.9
3,050		TV Asahi Corp.	4,686,383	0.7
1,712		West Japan Railway Co.	6,243,211	0.8
1,892,500		Other Securities	18,060,056	2.4
			149,677,591	20.2

		Lebanon: 0.4%
148,389	#	Solidere GDR	2,708,099	0.4

		Norway: 1.5%
383,300	L	Statoil ASA ADR	11,234,523	1.5

		Russia: 4.6%
459,408		Gazprom OAO ADR	7,837,500	1.1
319,000		Polyus Gold OJSC ADR	11,627,550	1.6
2,777,000	@, L	Federal Hydrogenerating Co. JSC ADR	14,477,454	1.9
			33,942,504	4.6

		Singapore: 1.0%
2,790,000		Singapore Telecommunications Ltd.	7,121,827	1.0

		South Africa: 2.9%
136,000		AngloGold Ashanti Ltd ADR	6,933,280	0.9
678,000		Gold Fields Ltd.	12,126,950	1.7
16,900,000		Other Securities	2,059,406	0.3
			21,119,636	2.9

		South Korea: 3.6%
659,500		Korea Electric Power Corp. ADR	7,979,950	1.1
363,800		KT Corp. ADR	7,385,140	1.0
595,400		SK Telecom Co., Ltd. ADR	11,300,692	1.5
			26,665,782	3.6

		Thailand: 0.2%
306,800		Other Securities	1,750,966	0.2

		Turkey: 1.2%
601,863		Turkcell Iletisim Hizmet AS ADR	8,907,572	1.2

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		United Kingdom: 1.2%
360,000		Stolt-Nielsen Ltd.	$8,714,215	1.2

		United States: 25.7%
355,000		Aetna, Inc.	14,689,900	2.0
245,100		Best Buy Co., Inc.	7,652,022	1.0
206,357		Chesapeake Energy Corp.	6,948,040	0.9
950,600		Eli Lilly & Co.	35,181,705	4.9
554,037		Exelon Corp.	23,352,660	3.2
142,100	@	Forest Laboratories, Inc.	4,712,036	0.6
145,800		Lockheed Martin Corp.	11,554,650	1.6
690,000		Microsoft Corp.	17,953,800	2.4
597,600		Newmont Mining Corp.	35,025,336	4.8
362,000		Tyson Foods, Inc.	7,203,800	1.0
258,650		Wal-Mart Stores, Inc.	14,220,577	1.9
520,400		Other Securities	10,427,690	1.4
			188,922,216	25.7

		Total Common Stock
		(Cost $606,548,729)	683,693,806	92.6

PREFERRED STOCK: 0.2%
		South Korea: 0.2%
54,160		Other Securities	1,819,400	0.2

		Total Preferred Stock
		(Cost $1,830,747)	1,819,400	0.2

		Total Long-Term Investments
		(Cost $608,379,476)	685,513,206	92.8

SHORT-TERM INVESTMENTS: 9.6%
		Securities Lending: 2.7%
20,090,311		BNY Mellon Overnight Government Fund(1)	20,090,311	2.7
287,772	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	230,218	0.0

		Total Securities Lending
		(Cost $20,378,083)	20,320,529	2.7

		Mutual Funds: 6.9%
50,914,753		BlackRock Liquidity Funds,TempFund, Institutional Class
		(Cost $50,914,753)	50,914,753	6.9
		Total Short-Term Investments
		(Cost $71,292,836)	71,235,282	9.6
		Total Investments in Securities
		(Cost $679,672,312)*	$756,748,488	102.4
		Liabilities in Excess of Other Assets	(17,493,284)	(2.4)
		Net Assets	$739,255,204	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

R	Restricted Security

L	Loaned security, a portion or all of the security is on loan at April 30, 2011.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $685,577,508.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$81,716,299
Gross Unrealized Depreciation	(10,545,319)
Net Unrealized appreciation	$71,170,980

Industry	Percentage of Net Assets
Consumer Discretionary	3.5%
Consumer Staples	5.0
Energy	10.5
Financials	8.5
Health Care	7.6
Industrials	14.0
Information Technology	3.4
Materials	18.0
Telecommunications	9.8
Utilities	12.5
Short-Term Investments	9.6
Other Assets and Liabilities — Net	(2.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$22,164,936	$—	$22,164,936
Bermuda	3,603,184	—	—	3,603,184
Brazil	19,527,508	—	—	19,527,508
Cambodia	—	1,662,355	—	1,662,355
Canada	77,230,831	—	—	77,230,831
China	—	—	1,023,120	1,023,120
Egypt	—	7,883,050	—	7,883,050
France	4,858,232	52,282,486	—	57,140,718
Hong Kong	—	3,525,760	—	3,525,760
Indonesia	10,842,000	1,546,764	—	12,388,764
Italy	—	16,778,649	—	16,778,649
Japan	—	149,677,591	—	149,677,591
Lebanon	2,708,099	—	—	2,708,099
Norway	11,234,523	—	—	11,234,523
Russia	19,465,050	14,477,454	—	33,942,504
Singapore	—	7,121,827	—	7,121,827
South Africa	8,992,686	12,126,950	—	21,119,636
South Korea	26,665,782	—	—	26,665,782
Thailand	—	1,750,966	—	1,750,966
Turkey	8,907,572	—	—	8,907,572
United Kingdom	8,714,215	—	—	8,714,215
United States	188,922,216	—	—	188,922,216
Total Common Stock	391,671,898	290,998,788	1,023,120	683,693,806
Preferred Stock	1,819,400	—	—	1,819,400
Short-Term Investments	71,005,064	—	230,218	71,235,282
Total Investments, at value	$464,496,362	$290,998,788	$1,253,338	$756,748,488

Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(160)	$—	$(160)
Total Liabilities	$—	$(160)	$—	$(160)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 4/30/2011
Asset Table
Investments, at value
Common Stock	$—	$—	$—	$—	$—	$—	$1,023,120	$—	$1,023,120
Short-Term Investments	230,218	—	—	—	—	—	—	—	230,218
Total Investments, at value	$230,218	$—	$—	$—	$—	$—	$1,023,120	$—	$1,253,338

As of April 30, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At April 30, 2011, the following forward foreign currency contracts were outstanding for the ING Global Value Choice Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman & Co.	Japanese Yen	2,603,763	Sell	05/09/11	$31,941	$32,101	$(160)
							$(160)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$160
Total Liability Derivatives		$160

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$370,773
Total	$370,773

Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(160)
Total	$(160)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING EMERGING VALUE COUNTRIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED)

Shares			Value	Percent of Net Assets

COMMON STOCK: 92.9%
		Australia: 0.7%
217,147		Aquarius Platinum Ltd.	$1,251,709	0.7

		Brazil: 14.0%
194,062		SA	1,456,822	0.8
83,784		Itau Unibanco Holding SA ADR	1,989,869	1.2
193,587	@	OGX Petroleo e Gas Participacoes SA	2,045,141	1.2
50,707		Petroleo Brasileiro SA ADR	1,692,093	1.0
194,269		Petroleo Brasileiro SA	3,552,706	2.1
39,125		Vale SA ADR	1,306,775	0.7
97,836		Vale SA	3,209,583	1.9
629,448		Other Securities	9,204,651	5.1
			24,457,640	14.0

		Canada: 0.9%
53,890		Pacific Rubiales Energy Corp.	1,637,518	0.9

		China: 15.7%
3,254,618		China Construction Bank	3,081,870	1.8
1,357,000		China Shanshui Cement Group Ltd.	1,521,825	0.8
417,000		China Yurun Food Group Ltd.	1,532,145	1.0
735,000		CNOOC Ltd.	1,826,899	1.0
3,641,525		Industrial & Commercial Bank of China	3,088,789	1.8
510,739		Yanzhou Coal Mining Co., Ltd.	2,008,997	1.2
9,595,408		Other Securities	14,211,249	8.1
			27,271,774	15.7

		Czech Republic: 0.8%
5,478		Komercni Banka AS	1,444,168	0.8

		Egypt: 0.4%
163,387		Other Securities	756,403	0.4

		Hong Kong: 4.1%
272,000		China Mobile Ltd.	2,501,987	1.5
4,440,640		Other Securities	4,622,038	2.6
			7,124,025	4.1

		Hungary: 0.9%
26,680		Other Securities	1,549,819	0.9

		India: 7.3%
112,634		Housing Development Finance Corp.	1,801,845	1.1
51,632		ICICI Bank Ltd.	1,304,815	0.7
38,529		Infosys Technologies Ltd.	2,532,953	1.4
47,322		Larsen & Toubro Ltd.	1,709,922	1.0
536,554		Other Securities	5,482,333	3.1
			12,831,868	7.3

COMMON STOCK: (continued)
		Indonesia: 3.3%
1,685,796		Bank Mandiri Persero TBK PT	$1,409,957	0.8
1,448,000		Telekomunikasi Indonesia Tbk PT	1,305,150	0.7
4,110,400		Other Securities	3,072,189	1.8
			5,787,296	3.3

		Luxembourg: 1.2%
64,441		Other Securities	2,179,210	1.2

		Malaysia: 0.9%
518,700		Other Securities	1,598,821	0.9

		Mexico: 3.2%
56,108		America Movil SAB de CV ADR	3,209,377	1.8
427,548	@	Wal-Mart de Mexico SA de CV	1,337,051	0.8
284,541		Other Securities	1,081,393	0.6
			5,627,821	3.2

		Netherlands: 0.4%
21,733		Other Securities	768,698	0.4

		Panama: 0.2%
7,510		Other Securities	436,707	0.2

		Peru: 0.1%
7,934		Other Securities	222,152	0.1

		Philippines: 0.3%
3,276,200		Other Securities	517,541	0.3

		Russia: 8.3%
315,076		Gazprom OAO ADR	5,375,196	3.0
32,671		Lukoil-Spon ADR	2,277,169	1.3
55,487		Mechel OAO ADR	1,585,264	0.9
13,286		NovaTek OAO GDR	1,873,618	1.1
956,726		Sberbank of Russian Federation	3,489,891	2.0
			14,601,138	8.3

		South Africa: 5.0%
25,019		AngloGold Ashanti Ltd	1,274,093	0.7
95,390		Imperial Holdings Ltd.	1,716,336	1.0
79,583		MTN Group Ltd.	1,770,113	1.0
45,767		Naspers Ltd.	2,756,188	1.6
82,066		Standard Bank Group Ltd.	1,288,890	0.7
			8,805,620	5.0

		South Korea: 13.6%
110,480	@	BS Financial Group, Inc.	1,608,256	0.9
6,080		Hyundai Mobis	2,039,283	1.2
36,640		KB Financial Group, Inc.	1,964,104	1.1
30,571		Kia Motors Corp.	2,199,235	1.2
4,511		LG Chem Ltd.	2,241,147	1.3

See Accompanying Notes to Financial Statements

ING EMERGING VALUE COUNTRIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		South Korea: (continued)
5,380		POSCO	$2,360,935	1.3
6,118		Samsung Electronics Co., Ltd.	5,110,249	3.0
9,940		Samsung Engineering Co. Ltd	2,210,637	1.3
87,720		Other Securities	4,068,595	2.3
			23,802,441	13.6

		Taiwan: 7.1%
1,941,733		Chinatrust Financial Holding Co., Ltd.	1,783,952	1.0
1,047,748		Far Eastern New Century Corp.	1,649,511	0.9
501,300		HON HAI Precision Industry Co., Ltd.	1,903,698	1.1
1,409,431		Taiwan Semiconductor Manufacturing Co., Ltd.	3,645,475	2.1
2,369,997		Other Securities	3,478,868	2.0
			12,461,504	7.1

		Thailand: 1.5%
444,000		Siam Commercial Bank PCL	1,727,973	1.0
154,300		Other Securities	957,630	0.5
			2,685,603	1.5

		Turkey: 1.5%
423,863		Other Securities	2,657,945	1.5

		United Kingdom: 1.5%
37,292		Vedanta Resources PLC	1,456,230	0.9
57,800		Other Securities	1,118,581	0.6
			2,574,811	1.5

		Total Common Stock
		(Cost $120,558,793)	163,052,232	92.9

EXCHANGE-TRADED FUNDS: 5.1%
		China: 0.9%
935,700		iShares FTSE/Xinhua A50 CHINA Index ETF	1,614,470	0.9

		Malaysia: 1.9%
221,992		iShares MSCI Malaysia Index Fund	3,332,100	1.9

		Taiwan: 2.3%
249,332	L	iShares MSCI Taiwan Index Fund	3,989,312	2.3

		Total Exchange-Traded Funds
		(Cost $8,350,095)	8,935,882	5.1

PREFERRED STOCK: 1.8%
		Brazil: 1.8%
65,916		Cia Energetica de Minas Gerais	1,341,616	0.8
26,200	#, @	Itau Unibanco Holding SA ADR	622,250	0.4

PREFERRED STOCK: (continued)
		Brazil: (continued)
95,243		Other Securities	$1,135,143	0.6

		Total Preferred Stock
		(Cost $2,903,485)	3,099,009	1.8

		Total Long-Term Investments
		(Cost $131,812,373)	175,087,123	99.8

SHORT-TERM INVESTMENTS: 1.6%
		Securities Lending: 1.6%
2,645,600		BNY Mellon Overnight Government Fund(1)	2,645,600	1.5
161,615	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	129,292	0.1

		Total Short-Term Investments
		(Cost $2,807,215)	2,774,892	1.6

		Total Investments in Securities
		(Cost $134,619,588)*	$177,862,015	101.4
		Liabilities in Excess of Other Assets	(2,533,979)	(1.4)
		Net Assets	$175,328,036	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

R	Restricted Security

L	Loaned security, a portion or all of the security is on loan at April 30, 2011.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $140,099,712.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$45,359,095
Gross Unrealized Depreciation	(7,596,792)
Net Unrealized appreciation	$37,762,303

See Accompanying Notes to Financial Statements

ING EMERGING VALUE COUNTRIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Industry	Percentage of Net Assets
Consumer Discretionary	8.0%
Consumer Staples	5.3
Energy	15.1
Financials	26.0
Industrials	6.7
Information Technology	10.4
Materials	14.9
Telecommunications	6.6
Utilities	1.7
Other Long-Term Investments	5.1
Short-Term Investments	1.6
Other Assets and Liabilities — Net	(1.4)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$1,251,709	$—	$1,251,709
Brazil	22,467,771	1,989,869	—	24,457,640
Canada	1,637,518	—	—	1,637,518
China	918,188	26,353,586	—	27,271,774
Czech Republic	—	1,444,168	—	1,444,168
Egypt	—	756,403	—	756,403
Hong Kong	—	7,124,025	—	7,124,025
Hungary	—	1,549,819	—	1,549,819
India	—	12,831,868	—	12,831,868
Indonesia	—	5,787,296	—	5,787,296
Luxembourg	984,226	1,194,984	—	2,179,210
Malaysia	717,630	881,191	—	1,598,821
Mexico	5,627,821	—	—	5,627,821
Netherlands	—	768,698	—	768,698
Panama	436,707	—	—	436,707
Peru	222,152	—	—	222,152
Philippines	—	517,541	—	517,541
Russia	12,727,520	1,873,618	—	14,601,138
South Africa	—	8,805,620	—	8,805,620
South Korea	1,608,256	22,194,185	—	23,802,441
Taiwan	—	12,461,504	—	12,461,504
Thailand	—	2,685,603	—	2,685,603
Turkey	—	2,657,945	—	2,657,945
United Kingdom	695,410	1,879,401	—	2,574,811
Total Common Stock	48,043,199	115,009,033	—	163,052,232
Exchange-Traded Funds	8,935,882	—	—	8,935,882
Preferred Stock	2,476,759	622,250	—	3,099,009
Short-Term Investments	2,645,600	—	129,292	2,774,892
Total Investments, at value	$62,101,440	$115,631,283	$129,292	$177,862,015

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING EMERGING VALUE COUNTRIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 4/30/2011
Asset Table
Investments, at value
Common Stock	$683,409	$—	$—	$—	$—	$—	$—	$(683,409)	$—
Short-Term Investments	129,292	—	—	—	—	—	—	—	129,292
Total Investments, at value	$812,701	$—	$—	$—	$—	$—	$—	$(683,409)	$129,292

As of April 30, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING GLOBAL OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED)

Shares			Value	Percent of Net Assets

COMMON STOCK: 93.9%
		Bermuda: 0.4%
3,982		Other Securities	$384,343	0.4

		Brazil: 3.6%
23,281		Petroleo Brasileiro SA ADR	869,080	0.9
95,949		SLC Agricola SA	1,206,376	1.2
134,425		Other Securities	1,542,976	1.5
			3,618,432	3.6

		Canada: 1.4%
31,190		Suncor Energy, Inc.	1,437,611	1.4

		China: 3.8%
255,000		China Yurun Food Group Ltd.	936,923	0.9
1,814,475		Other Securities	2,861,949	2.9
			3,798,872	3.8

		Denmark: 0.9%
13,666		Other Securities	893,919	0.9

		France: 2.8%
6,923		LVMH Moet Hennessy Louis Vuitton SA	1,242,937	1.2
23,735		Other Securities	1,551,444	1.6
			2,794,381	2.8

		Germany: 4.2%
5,333		Allianz SE	837,875	0.8
9,135	@	BASF SE	938,019	0.9
18,425		Bayer AG	1,617,618	1.7
5,678		Siemens AG	825,916	0.8
			4,219,428	4.2

		Hong Kong: 2.0%
207,000		China Resources Enterprise	835,909	0.8
2,098,393		Other Securities	1,205,531	1.2
			2,041,440	2.0

		Indonesia: 4.1%
254,757		Astra International Tbk PT	1,674,352	1.7
2,278,392		Bank Mandiri Persero TBK PT	1,905,589	1.9
1,331,500		Other Securities	535,034	0.5
			4,114,975	4.1

		Italy: 0.5%
35,000		Other Securities	519,959	0.5

		Japan: 7.8%
23,128		Honda Motor Co., Ltd.	889,136	0.9
49,000		Mitsubishi Estate Co., Ltd.	857,490	0.9
52,700		Mitsui & Co., Ltd.	937,801	0.8
473,519		Other Securities	5,203,553	5.2
			7,887,980	7.8

		Kazakhstan: 0.5%
30,969		Other Securities	474,583	0.5

COMMON STOCK: (continued)
		Mexico: 0.6%
246,614		Other Securities	$608,410	0.6

		Netherlands: 3.4%
11,935		Akzo Nobel NV	925,419	0.9
38,544		Unilever NV	1,268,895	1.3
54,333		Other Securities	1,193,375	1.2
			3,387,689	3.4

		Norway: 0.7%
41,997		Other Securities	725,527	0.7

		Poland: 1.2%
69,392		Powszechna Kasa Oszczednosci Bank Polski SA	1,194,141	1.2

		Russia: 1.8%
108,784		Gazprom OAO ADR	1,855,855	1.8

		Singapore: 0.9%
117,000		Oversea-Chinese Banking Corp., Ltd.	913,679	0.9

		South Korea: 1.8%
21,311		Shinhan Financial Group Co., Ltd.	1,045,477	1.1
893		Other Securities	745,906	0.7
			1,791,383	1.8

		Spain: 0.8%
29,841		Other Securities	801,684	0.8

		Switzerland: 7.2%
40,619	@	ABB Ltd.	1,121,705	1.1
15,650		Compagnie Financiere Richemont SA	1,012,229	1.0
32,384		Credit Suisse Group AG	1,474,012	1.5
76,162	@	UBS AG	1,524,197	1.5
34,661		Other Securities	2,075,858	2.1
			7,208,001	7.2

		United Kingdom: 8.4%
57,321		BG Group PLC	1,476,100	1.4
20,236		BHP Billiton PLC	855,575	0.9
190,889		BP PLC	1,467,409	1.5
140,760		HSBC Holdings PLC	1,535,389	1.5
23,757		Imperial Tobacco Group PLC	837,963	0.8
152,954		Other Securities	2,283,020	2.3
			8,455,456	8.4

		United States: 35.1%
34,683	@	Adobe Systems, Inc.	1,163,615	1.2
5,700	@	Apple, Inc.	1,984,912	2.1
401,341	@	Citigroup, Inc.	1,842,155	1.9
12,000	@	Citrix Systems, Inc.	1,012,080	1.0

See Accompanying Notes to Financial Statements

ING GLOBAL OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
15,366		Exxon Mobil Corp.	$1,352,208	1.3
2,400	@	Google, Inc.	1,305,840	1.3
30,751		Hewlett-Packard Co.	1,241,418	1.2
21,659		JPMorgan Chase & Co.	988,300	1.0
21,775	@	Juniper Networks, Inc.	834,636	0.8
15,207		Marathon Oil Corp.	821,786	0.8
16,514		Mead Johnson Nutrition Co.	1,104,456	1.1
72,000	@	NetApp, Inc.	3,742,561	3.8
9,066		Occidental Petroleum Corp.	1,036,153	1.0
18,901	@	Southwestern Energy Co.	828,998	0.8
41,693	@	Symantec Corp.	819,267	0.8
16,096	@	Teradata Corp.	900,088	0.9
17,685	@	Thermo Fisher Scientific, Inc.	1,060,923	1.0
70,719	@	Weatherford International Ltd.	1,526,117	1.6
32,293		Wells Fargo & Co.	940,049	0.9
305,070		Other Securities	10,731,742	10.6
			35,237,304	35.1

		Total Common Stock
		(Cost $74,793,548)	94,365,052	93.9

EXCHANGE-TRADED FUNDS: 2.1%
		United States: 2.1%
29,221	L	SPDR S&P Biotech ETF	2,156,218	2.1

		Total Exchange-Traded Funds
		(Cost $1,454,765)	2,156,218	2.1

		Total Long-Term Investments
		(Cost $76,248,313)	96,521,270	96.0

SHORT-TERM INVESTMENTS: 0.5%
		Securities Lending: 0.5%
359,117		BNY Mellon Overnight Government Fund(1)	359,117	0.4
173,707	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	138,966	0.1

		Total Short-Term Investments
		(Cost $532,824)	498,083	0.5

		Total Investments in Securities (Cost $76,781,137)*	$97,019,353	96.5
		Assets in Excess of Other Liabilities	3,483,368	3.5
		Net Assets	$100,502,721	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

R	Restricted Security

L	Loaned security, a portion or all of the security is on loan at April 30, 2011.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $77,301,394.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,323,473
Gross Unrealized Depreciation	(1,605,514)
Net Unrealized appreciation	$19,717,959

Industry	Percentage of Net Assets
Consumer Discretionary	7.3%
Consumer Staples	7.8
Energy	15.9
Financials	19.9
Health Care	7.0
Industrials	8.9
Information Technology	17.1
Materials	7.4
Telecommunications	2.1
Utilities	0.5
Other Long-Term Investments	2.1
Short-Term Investments	0.5
Other Assets and Liabilities — Net	3.5
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING GLOBAL OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Common Stock
Bermuda	$384,343	$—	$—	$384,343
Brazil	3,618,432	—	—	3,618,432
Canada	1,437,611	—	—	1,437,611
China	—	3,798,872	—	3,798,872
Denmark	—	893,919	—	893,919
France	—	2,794,381	—	2,794,381
Germany	—	4,219,428	—	4,219,428
Hong Kong	—	2,041,440	—	2,041,440
Indonesia	—	4,114,975	—	4,114,975
Italy	519,959	—	—	519,959
Japan	—	7,887,980	—	7,887,980
Kazakhstan	—	474,583	—	474,583
Mexico	608,410	—	—	608,410
Netherlands	608,794	2,778,895	—	3,387,689
Norway	—	725,527	—	725,527
Poland	—	1,194,141	—	1,194,141
Russia	1,855,855	—	—	1,855,855
Singapore	—	913,679	—	913,679
South Korea	—	1,791,383	—	1,791,383
Spain	—	801,684	—	801,684
Switzerland	—	7,208,001	—	7,208,001
United Kingdom	—	8,455,456	—	8,455,456
United States	35,237,304	—	—	35,237,304
Total Common Stock	44,270,708	50,094,344	—	94,365,052
Exchange-Traded Funds	2,156,218	—	—	2,156,218
Short-Term Investments	359,117	—	138,966	498,083
Total Investments, at value	$46,786,043	$50,094,344	$138,966	$97,019,353

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 4/30/2011
Asset Table
Investments, at value
Short-Term Investments	$138,966	$—	$—	$—	$—	$—	$—	$—	$138,966
Total Investments, at value	$138,966	$—	$—	$—	$—	$—	$—	$—	$138,966

As of April 30, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING GREATER CHINA FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED)

Shares			Value	Percent of Net Assets

COMMON STOCK: 98.7%
		China: 38.5%
606,000	@	Agricultural Bank of China Ltd.	$358,845	0.8
2,273,400		Bank of China Ltd.	1,258,291	2.8
1,295,960		China Construction Bank	1,227,173	2.7
241,000		China Life Insurance Co., Ltd.	861,435	1.9
872,500		China Minsheng Banking Corp. Ltd	838,007	1.9
390,000		China Petroleum & Chemical Corp.	393,108	0.9
535,000		CNOOC Ltd.	1,329,785	2.9
743,000		Evergrande Real Estate Group Ltd.	531,293	1.2
1,689,140		Industrial & Commercial Bank of China	1,432,752	3.3
794,000		PetroChina Co., Ltd.	1,152,570	2.6
51,000		Ping An Insurance Group Co. of China Ltd.	556,051	1.2
578,000		Real Gold Mining Ltd.	823,070	1.8
493,500		Shimao Property Holdings Ltd.	672,375	1.5
637,000		China National Materials Co. Ltd.	628,916	1.4
43,300		Tencent Holdings Ltd.	1,236,393	2.7
236,000		Yanzhou Coal Mining Co., Ltd.	928,308	2.1
3,997,600		Other Securities	3,074,195	6.8
			17,302,567	38.5

		Hong Kong: 31.0%
152,800	@	AIA Group Ltd.	515,317	1.1
125,000		BOC Hong Kong Holdings Ltd.	392,942	0.9
30,000		Cheung Kong Holdings Ltd.	473,474	1.1
109,500		China Mobile Ltd.	1,007,234	2.3
186,000		China Unicom Hong Kong Ltd.	380,424	0.8
490,000		Chow Sang Sang Holdings International Ltd.	1,345,368	3.0
299,680		Dah Sing Banking Group Ltd.	485,028	1.1
2,456,000	@	Fook Woo Group Holdings Ltd.	764,177	1.6
79,000		Hang Lung Properties Ltd.	352,273	0.8
55,200		Hong Kong Exchanges and Clearing Ltd.	1,262,316	2.7
140,000		HongKong Electric Holdings	980,360	2.2
65,000		Hutchison Whampoa Ltd.	743,374	1.7
130,000		Kerry Properties Ltd.	695,151	1.5
642,000		Oriental Watch Holdings	352,276	0.8
210,500		Ports Design Ltd.	580,812	1.3
198,000		Sino Land Co.	349,185	0.8

COMMON STOCK: (continued)
		Hong Kong: (continued)
28,000		Sun Hung Kai Properties Ltd.	$438,550	1.0
104,500		Wharf Holdings Ltd.	766,850	1.7
3,682,000		Other Securities	2,070,554	4.6
			13,955,665	31.0

		Taiwan: 29.2%
225,250		Cathay Financial Holding Co., Ltd.	376,611	0.8
905,913		China Life Insurance Co., Ltd.	1,060,950	2.5
264,600		Chunghwa Telecom Co., Ltd.	841,733	1.9
215,000	@	E Ink Holdings, Inc.	439,152	1.0
1,351,701		E.Sun Financial Holding Co., Ltd.	959,138	2.1
132,170		Entire Technology Co. Ltd.	487,884	1.1
141,000		Formosa Chemicals & Fibre Co.	570,186	1.3
92,000		Formosa Plastics Corp.	376,753	0.8
482,000		Fubon Financial Holding Co., Ltd.	708,043	1.6
145,960		HON HAI Precision Industry Co., Ltd.	554,286	1.2
21,040		HTC Corp.	957,670	2.0
138,186		Huaku Development Co. Ltd	406,287	0.9
713,000		King Yuan Electronics Co., Ltd.	401,245	0.9
119,000		Nan Ya Plastics Corp.	365,519	0.8
168,000		Taiwan Fertilizer Co., Ltd.	566,844	1.3
828,000		Taiwan Semiconductor Manufacturing Co., Ltd.	2,141,610	4.7
1,720,907		Other Securities	1,937,622	4.3
			13,151,533	29.2

		Total Common Stock
		(Cost $34,613,864)	44,409,765	98.7

RIGHTS: 0.1%
		Taiwan: 0.1%
119,295		Other Securities	35,211	0.1

		Total Rights
		(Cost $—)	35,211	0.1

WARRANTS: 0.0%
		Hong Kong: 0.0%
9,400		Other Securities	260	0.0

		Total Warrants
		(Cost $—)	260	0.0

		Total Investments in Securities (Cost $34,613,864)*	$44,445,236	98.8
		Assets in Excess of Other Liabilities	534,125	1.2
		Net Assets	$44,979,361	100.0

See Accompanying Notes to Financial Statements

ING GREATER CHINA FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

*	Cost for federal income tax purposes is $35,812,348.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,249,266
Gross Unrealized Depreciation	(1,616,378)
Net Unrealized appreciation	$8,632,888

Industry	Percentage of Net Assets
Consumer Discretionary	9.3%
Consumer Staples	1.2
Energy	9.0
Financials	41.6
Industrials	6.0
Information Technology	15.2
Materials	7.9
Telecommunications	6.2
Utilities	2.4
Other Assets and Liabilities — Net	1.2
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Common Stock
China	$58,103	$17,244,464	$—	$17,302,567
Hong Kong	—	13,955,665	—	13,955,665
Taiwan	—	13,151,533	—	13,151,533
Total Common Stock	58,103	44,351,662	—	44,409,765
Rights	—	35,211	—	35,211
Warrants	260	—	—	260
Total Investments, at value	$58,363	$44,386,873	$—	$44,445,236

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED)

Shares			Value	Percent of Net Assets

COMMON STOCK: 96.5%
		Australia: 8.3%
22,665		Australia & New Zealand Banking Group Ltd.	$603,731	0.6
28,068	S	BHP Billiton Ltd.	1,421,065	1.4
11,438		Commonwealth Bank of Australia	675,213	0.8
18,867		National Australia Bank Ltd.	561,721	0.5
20,331		Westpac Banking Corp.	555,037	0.5
19,137		Woolworths Ltd.	556,906	0.5
554,261		Other Securities	4,141,638	4.0
			8,515,311	8.3

		Austria: 0.6%
14,032		Other Securities	658,201	0.6

		Belgium: 0.8%
22,936		Other Securities	839,102	0.8

		Bermuda: 0.2%
5,830		Other Securities	206,836	0.2

		Denmark: 0.7%
7,008		Other Securities	734,348	0.7

		Finland: 1.7%
93,354		Other Securities	1,762,800	1.7

		France: 9.5%
8,251		BNP Paribas	652,281	0.7
8,538		Danone	625,122	0.7
17,966		GDF Suez	734,618	0.7
7,785		Sanofi-Aventis SA	615,927	0.6
4,040		Schneider Electric SA	713,759	0.8
16,830		Total SA	1,077,818	1.1
120,867		Other Securities	5,148,262	4.9
			9,567,787	9.5

		Germany: 8.8%
4,634		Allianz SE	728,054	0.8
11,145	@	BASF SE	1,144,415	1.2
8,493		Bayer AG	745,640	0.8
6,686		Bayerische Motoren Werke AG	629,479	0.5
8,680		Deutsche Bank AG	565,323	0.6
9,499		SAP AG	612,022	0.6
8,815		Siemens AG	1,282,221	1.2
288	@	Volkswagen AG	51,287	0.1
114,336		Other Securities	3,276,933	3.0
			9,035,374	8.8

		Greece: 0.3%
21,601		Other Securities	357,424	0.3

		Guernsey: 0.1%
27,292		Other Securities	138,208	0.1

COMMON STOCK: (continued)
		Hong Kong: 2.7%
799,462		Other Securities	$2,727,337	2.7

		Ireland: 0.2%
6,744		Other Securities	166,057	0.2

		Israel: 0.7%
41,602		Other Securities	697,841	0.7

		Italy: 3.5%
112,758		Enel S.p.A.	804,117	0.8
40,165		ENI S.p.A.	1,075,365	1.1
638,950		Other Securities	1,668,873	1.6
			3,548,355	3.5

		Japan: 18.4%
21,600		Mitsubishi Corp.	585,958	0.7
33,292		Mitsui & Co., Ltd.	592,435	0.7
11,751		Takeda Pharmaceutical Co., Ltd.	569,487	0.6
22,990		Toyota Motor Corp.	917,097	0.8
1,175,836		Other Securities	16,023,553	15.6
			18,688,530	18.4

		Luxembourg: 0.1%
4,100		Other Securities	135,627	0.1

		Macau: 0.1%
18,800		Other Securities	67,094	0.1

		Malaysia: 0.0%
22,000		Other Securities	39,074	0.0

		Mexico: 0.1%
4,166		Other Securities	114,814	0.1

		Netherlands: 4.8%
525		Royal Dutch Shell PLC	20,280	0.0
32,595		Royal Dutch Shell PLC — Class A	1,269,624	1.3
27,196		Royal Dutch Shell PLC — Class B	1,058,047	1.0
24,130		Unilever NV	794,376	0.8
66,116		Other Securities	1,792,244	1.7
			4,934,571	4.8

		New Zealand: 0.2%
136,457		Other Securities	239,289	0.2

		Norway: 0.5%
28,952		Other Securities	543,631	0.5

		Portugal: 0.7%
66,637		Other Securities	746,709	0.7

		Singapore: 1.6%
277,000		Other Securities	1,603,763	1.6

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Spain: 3.7%
70,089		Banco Santander SA	$895,072	0.8
21,847		Repsol YPF SA	779,922	0.8
29,237	@	Telefonica SA	785,458	0.8
105,705		Other Securities	1,326,209	1.3
			3,786,661	3.7

		Sweden: 3.4%
19,863		Atlas Copco AB	583,381	0.7
26,470		Sandvik AB	561,157	0.6
125,919		Other Securities	2,329,429	2.1
			3,473,967	3.4

		Switzerland: 6.5%
9,006		Compagnie Financiere Richemont SA	582,500	0.6
21,747		Nestle SA	1,349,801	1.3
19,755		Novartis AG	1,171,475	1.2
6,611		Roche Holding AG	1,073,097	1.0
256	#	Synthes, Inc.	44,120	0.0
28,334	@	UBS AG	567,036	0.6
49,975		Other Securities	1,906,710	1.8
			6,694,739	6.5

		United Kingdom: 18.3%
17,359		Anglo American PLC	909,938	0.9
16,727		AstraZeneca PLC	829,954	0.8
18,294		BHP Billiton PLC	773,467	0.8
158,964		BP PLC	1,221,995	1.1
25,794		British American Tobacco PLC	1,127,118	1.2
32,187		Diageo PLC	654,787	0.6
42,193		GlaxoSmithKline PLC	921,703	0.9
129,197		HSBC Holdings PLC	1,409,260	1.5
18,783		Imperial Tobacco Group PLC	662,519	0.6
60,592		National Grid PLC	621,676	0.6
11,186		Rio Tinto PLC	816,186	0.8
356,620		Vodafone Group PLC	1,030,913	0.9
1,826,506		Other Securities	7,614,770	7.6
			18,594,286	18.3

		Total Common Stock
		(Cost $77,469,032)	98,617,736	96.5

PREFERRED STOCK: 1.1%
		Germany: 1.1%
3,468	@	Volkswagen AG	682,567	0.6
14,715		Other Securities	467,608	0.5

		Total Preferred Stock
		(Cost $1,050,904)	1,150,175	1.1

		Total Long-Term Investments
		(Cost $78,519,936)	99,767,911	97.6

SHORT-TERM INVESTMENTS: 1.3%
		Mutual Funds: 1.3%
1,375,000		BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $1,375,000)	$1,375,000	1.3

		Total Short-Term Investments
		(Cost $1,375,000)	1,375,000	1.3

		Total Investments in Securities (Cost $79,894,936)*	$101,142,911	98.9
		Assets in Excess of Other Liabilities	1,099,462	1.1
		Net Assets	$102,242,373	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is $83,546,540.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,630,482
Gross Unrealized Depreciation	(4,034,111)
Net Unrealized appreciation	$17,596,371

Industry	Percentage of Net Assets
Consumer Discretionary	10.6%
Consumer Staples	9.6
Energy	8.8
Financials	23.0
Health Care	8.1
Industrials	11.9
Information Technology	4.4
Materials	11.0
Telecommunications	5.5
Utilities	4.7
Short-Term Investments	1.3
Other Assets and Liabilities — Net	1.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Common Stock
Australia	$61,741	$8,453,570	$—	$8,515,311
Austria	—	658,201	—	658,201
Belgium	63	839,039	—	839,102
Bermuda	—	206,836	—	206,836
Denmark	—	734,348	—	734,348
Finland	—	1,762,800	—	1,762,800
France	—	9,567,787	—	9,567,787
Germany	1,000,845	8,034,529	—	9,035,374
Greece	—	357,424	—	357,424
Guernsey	—	138,208	—	138,208
Hong Kong	91,329	2,636,008	—	2,727,337
Ireland	—	166,057	—	166,057
Israel	—	697,841	—	697,841
Italy	—	3,548,355	—	3,548,355
Japan	—	18,688,530	—	18,688,530
Luxembourg	—	135,627	—	135,627
Macau	—	67,094	—	67,094
Malaysia	—	39,074	—	39,074
Mexico	—	114,814	—	114,814
Netherlands	318,649	4,615,922	—	4,934,571
New Zealand	—	239,289	—	239,289
Norway	—	543,631	—	543,631
Portugal	—	746,709	—	746,709
Singapore	—	1,603,763	—	1,603,763
Spain	929,180	2,857,481	—	3,786,661
Sweden	—	3,473,967	—	3,473,967
Switzerland	—	6,694,739	—	6,694,739
United Kingdom	217,558	18,376,728	—	18,594,286
Total Common Stock	2,619,365	95,998,371	—	98,617,736
Preferred Stock	86,837	1,063,338	—	1,150,175
Short-Term Investments	1,375,000	—	—	1,375,000
Total Investments, at value	$4,081,202	$97,061,709	$—	$101,142,911
Other Financial Instruments+
Futures	223,189	—	—	223,189
Total Assets	$4,304,391	$97,061,709	$—	$101,366,100

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

ING Index Plus International Equity Fund Open Futures Contracts on 4/30/2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
E-Mini MSCI EAFE Index	21	06/17/11	$1,887,060	$223,189
			$1,887,060	$223,189

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL EQUITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$223,189
Total Asset Derivatives		$223,189

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$443,837
Total	$443,837

Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$224,189
Total	$224,189

See Accompanying Notes to Financial Statements

ING INTERNATIONAL CAPITAL APPRECIATION FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED)

Shares			Value	Percent of Net Assets

COMMON STOCK: 99.3%
		Australia: 8.7%
20,287		BHP Billiton Ltd.	$1,027,118	2.0
15,159		CSL Ltd.	572,030	1.1
16,594		Macquarie Group Ltd.	641,540	1.2
9,963		Rio Tinto Ltd.	901,903	1.7
11,299		Woodside Petroleum Ltd.	581,022	1.1
25,268		WorleyParsons Ltd.	843,775	1.6
			4,567,388	8.7

		Belgium: 1.5%
12,189		Anheuser-Busch InBev NV	777,878	1.5

		Brazil: 4.8%
49,867	@	Cia Energetica de Minas Gerais ADR	1,040,724	2.0
29,248		Itau Unibanco Holding SA ADR	694,640	1.3
22,799		Vale SA ADR	761,487	1.5
			2,496,851	4.8

		Canada: 6.3%
11,678		Bank of Nova Scotia	712,825	1.3
28,617		Cameco Corp.	843,629	1.6
39,526		Manulife Financial Corp.	710,282	1.4
22,056		Suncor Energy, Inc.	1,015,459	2.0
			3,282,195	6.3

		Chile: 1.2%
9,889		Sociedad Quimica y Minera de Chile SA ADR	603,526	1.2

		China: 9.7%
688,000		Agile Property Holdings Ltd.	1,122,177	2.1
221,000		China Merchants Bank Co., Ltd.	570,901	1.1
723,000		Industrial & Commercial Bank of China	613,258	1.2
5,275	@	New Oriental Education & Technology Group ADR	657,476	1.3
480,000		PetroChina Co., Ltd.	696,768	1.3
58,000		Ping An Insurance Group Co. of China Ltd.	632,372	1.2
28,300		Tencent Holdings Ltd.	808,082	1.5
			5,101,034	9.7

		Denmark: 2.2%
16,728	@	Vestas Wind Systems A/S	592,755	1.2
4,305		Other Securities	544,984	1.0
			1,137,739	2.2

		France: 5.4%
26,854		AXA SA	602,015	1.2
11,733		BNP Paribas	927,548	1.7
5,282		Iliad SA	679,115	1.3
9,486		Total SA ADR	609,286	1.2
			2,817,964	5.4

COMMON STOCK: (continued)
		Germany: 9.1%
11,959		Adidas AG	$891,225	1.7
18,156	L	Aixtron AG	771,075	1.5
6,871		Bayer AG	603,237	1.2
10,582		Bayerische Motoren Werke AG	996,283	1.8
7,338		Deutsche Boerse AG	609,193	1.2
3,604		Wacker Chemie AG	892,305	1.7
			4,763,318	9.1

		Hong Kong: 3.2%
342,000		China Resources Land Ltd.	591,156	1.1
110,425		Li & Fung Ltd.	565,142	1.1
126,015		Other Securities	525,904	1.0
			1,682,202	3.2

		India: 1.2%
3,702		HDFC Bank Ltd. ADR	637,114	1.2

		Israel: 1.1%
12,444		Teva Pharmaceutical Industries Ltd. ADR	569,064	1.1

		Italy: 1.6%
14,974		Saipem S.p.A.	850,514	1.6

		Japan: 12.0%
18,100		Canon, Inc.	852,375	1.6
5,900		Fanuc Ltd.	987,657	1.9
18,700		Komatsu Ltd.	659,351	1.3
2,294		Samsung Electronics	955,789	1.9
5,900		SMC Corp.	1,077,784	2.0
38,900		Sony Financial Holdings, Inc.	723,013	1.4
25,400		Toyota Motor Corp.	1,013,235	1.9
			6,269,204	12.0

		Luxembourg: 1.6%
7,752		Millicom International Cellular SA	839,852	1.6

		Mexico: 1.2%
20,798	@	Wal-Mart de Mexico SA de CV ADR	651,185	1.2

		Norway: 1.2%
34,892		Telenor ASA	602,784	1.2

		Russia: 1.5%
45,200		Gazprom OAO ADR	771,112	1.5

		Sweden: 1.5%
26,523		Atlas Copco AB	778,986	1.5

		Switzerland: 8.5%
26,885	@	ABB Ltd.	742,437	1.4
9,208		Adecco SA	658,049	1.3

See Accompanying Notes to Financial Statements

ING INTERNATIONAL CAPITAL APPRECIATION FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Switzerland: (continued)
10,363		Compagnie Financiere Richemont SA	$670,270	1.3
12,855		Credit Suisse Group AG	585,117	1.1
6,673		Holcim Ltd.	581,432	1.1
9,996		Nestle SA	620,436	1.2
3,602		Roche Holding AG	584,676	1.1
			4,442,417	8.5

		United Kingdom: 15.8%
15,688		Anglo American PLC	822,345	1.5
57,378		ARM Holdings PLC	594,692	1.1
35,212	@	Autonomy Corp. PLC	950,314	1.9
24,919		BG Group PLC	641,701	1.2
59,534		British Sky Broadcasting Group PLC	837,303	1.6
15,114		HSBC Holdings PLC ADR	823,259	1.5
61,474		Prudential PLC	795,311	1.5
5,817,963	@	Rolls-Royce Group PLC	654,694	1.3
23,006		Standard Chartered PLC	639,377	1.2
108,853		Tesco PLC	733,873	1.4
20,824		Vedanta Resources PLC	813,165	1.6
			8,306,034	15.8
		Total Common Stock
		(Cost $41,301,098)	51,948,361	99.3

SHORT-TERM INVESTMENTS: 1.5%
		Securities Lending: 1.5%
718,536		BNY Mellon Overnight Government Fund(1)	718,536	1.4
79,764	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	63,811	0.1

		Total Short-Term Investments
		(Cost $798,300)	782,347	1.5

		Total Investments in Securities (Cost $42,099,398)*	$52,730,708	100.8
		Liabilities in Excess of Other Assets	(411,168)	(0.8)
		Net Assets	$52,319,540	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

R	Restricted Security

L	Loaned security, a portion or all of the security is on loan at April 30, 2011.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $43,636,520.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$11,135,014
Gross Unrealized Depreciation	(2,040,826)
Net Unrealized appreciation	$9,094,188

Industry	Percentage of Net Assets
Consumer Discretionary	11.8%
Consumer Staples	5.3
Energy	13.1
Financials	24.1
Health Care	5.5
Industrials	11.8
Information Technology	9.4
Materials	12.2
Telecommunications	4.1
Utilities	2.0
Short-Term Investments	1.5
Other Assets and Liabilities — Net	(0.8)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING INTERNATIONAL CAPITAL APPRECIATION FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$4,567,388	$—	$4,567,388
Belgium	—	777,878	—	777,878
Brazil	1,802,211	694,640	—	2,496,851
Canada	3,282,195	—	—	3,282,195
Chile	—	603,526	—	603,526
China	657,476	4,443,558	—	5,101,034
Denmark	—	1,137,739	—	1,137,739
France	609,286	2,208,678	—	2,817,964
Germany	—	4,763,318	—	4,763,318
Hong Kong	—	1,682,202	—	1,682,202
India	637,114	—	—	637,114
Israel	569,064	—	—	569,064
Italy	—	850,514	—	850,514
Japan	955,789	5,313,415	—	6,269,204
Luxembourg	839,852	—	—	839,852
Mexico	651,185	—	—	651,185
Norway	—	602,784	—	602,784
Russia	771,112	—	—	771,112
Sweden	—	778,986	—	778,986
Switzerland	—	4,442,417	—	4,442,417
United Kingdom	2,255,254	6,050,780	—	8,306,034
Total Common Stock	13,030,538	38,917,823	—	51,948,361
Short-Term Investments	718,536	—	63,811	782,347
Total Investments, at value	$13,749,074	$38,917,823	$63,811	$52,730,708

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 4/30/2011
Asset Table
Investments, at value
Short-Term Investments	$63,811	$—	$—	$—	$—	$—	$—	$—	$63,811
Total Investments, at value	$63,811	$—	$—	$—	$—	$—	$—	$—	$63,811

As of April 30, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL CORE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED)

Shares			Value	Percent of Net Assets

COMMON STOCK: 95.8%
		Australia: 0.9%
49,462		BHP Billiton Ltd.	$2,504,230	0.9

		Bermuda: 0.7%
63,687		Other Securities	1,921,374	0.7

		Brazil: 4.6%
981,991		Other Securities	12,675,402	4.6

		Canada: 4.7%
28,191		Canadian National Railway Co.	2,186,691	0.8
88,916		Canadian Natural Resources Ltd.	4,182,900	1.5
64,395		Potash Corp. of Saskatchewan, Inc.	3,630,590	1.3
70,900		Other Securities	2,787,361	1.1
			12,787,542	4.7

		Chile: 0.3%
33,600		Other Securities	717,696	0.3

		China: 6.1%
1,144,000		CNOOC Ltd.	2,843,500	1.0
3,006,000		Industrial & Commercial Bank of China	2,549,729	0.9
3,304,240		Other Securities	11,303,600	4.2
			16,696,829	6.1

		Colombia: 0.2%
10,300		Other Securities	682,375	0.2

		Denmark: 2.1%
23,950		Novo Nordisk A/S	3,031,910	1.1
77,326		Other Securities	2,852,949	1.0
			5,884,859	2.1

		Finland: 0.5%
24,936		Other Securities	1,343,828	0.5

		France: 10.8%
15,200		Air Liquide SA	2,245,866	0.8
72,410		BNP Paribas	5,724,346	2.1
30,444		Lafarge SA	2,155,506	0.8
18,100		LVMH Moet Hennessy Louis Vuitton SA	3,249,628	1.2
16,478		Schneider Electric SA	2,911,220	1.1
21,658		Vallourec SA	2,701,981	1.0
155,063		Other Securities	10,549,706	3.8
			29,538,253	10.8

		Germany: 7.9%
15,343		Allianz SE	2,410,560	0.9
34,336		Deutsche Bank AG	2,236,283	0.8
33,311		Fresenius Medical Care AG & Co. KGaA	2,619,816	0.9
89,163		SAP AG	5,744,783	2.1

COMMON STOCK: (continued)
		Germany: (continued)
21,880		Siemens AG	$3,182,643	1.2
72,670		Other Securities	5,622,140	2.0
			21,816,225	7.9

		Hong Kong: 3.1%
801,600	@	AIA Group Ltd.	2,703,391	1.0
131,600		Hong Kong Exchanges and Clearing Ltd.	3,009,438	1.1
1,326,500		Other Securities	2,736,137	1.0
			8,448,966	3.1

		India: 0.5%
9,414	#	Reliance Industries Ltd. GDR	415,158	0.1
14,900		Other Securities	971,182	0.4
			1,386,340	0.5

		Ireland: 0.8%
88,724		CRH PLC	2,184,650	0.8

		Israel: 1.1%
66,723		Teva Pharmaceutical Industries Ltd. ADR	3,051,243	1.1

		Italy: 0.8%
491,577		Other Securities	2,285,130	0.8

		Japan: 10.1%
22,020		Fanuc Ltd.	3,686,136	1.3
104,400		Komatsu Ltd.	3,681,081	1.3
633,100		Mitsubishi UFJ Financial Group, Inc.	3,038,620	1.1
64,100		Toyota Motor Corp.	2,557,022	0.9
621,606		Other Securities	14,673,447	5.5
			27,636,306	10.1

		Luxembourg: 0.9%
70,544		ArcelorMittal	2,607,019	0.9

		Malaysia: 0.1%
248,600		Other Securities	241,404	0.1

		Mexico: 1.8%
49,085		America Movil SAB de CV ADR	2,807,662	1.0
681,095	@	Wal-Mart de Mexico SA de CV	2,129,956	0.8
			4,937,618	1.8

		Netherlands: 1.0%
118,383		Other Securities	2,803,056	1.0

		Russia: 1.0%
195,945		Other Securities	2,618,204	1.0

		South Africa: 0.6%
50,485		Other Securities	1,578,810	0.6

See Accompanying Notes to Financial Statements

ING INTERNATIONAL CORE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		South Korea: 2.1%
13,446		Hyundai Motor Co.	$3,101,309	1.1
3,217		Samsung Electronics Co., Ltd.	2,687,098	1.0
			5,788,407	2.1

		Spain: 1.3%
105,111	@	Telefonica SA	2,823,828	1.0
55,851		Other Securities	715,426	0.3
			3,539,254	1.3

		Sweden: 2.8%
72,854		Assa Abloy AB	2,188,548	0.8
73,193		Hennes & Mauritz AB	2,586,801	0.9
133,667		Other Securities	2,978,472	1.1
			7,753,821	2.8

		Switzerland: 8.1%
65,620		Credit Suisse Group AG	2,986,804	1.1
42,500		Nestle SA	2,637,907	0.9
51,108		Novartis AG	3,030,714	1.1
189,100	@	UBS AG	3,784,376	1.4
164,132		Other Securities	9,923,738	3.6
			22,363,539	8.1

		Taiwan: 2.1%
19,100		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	257,850	0.1
762,000		Taiwan Semiconductor Manufacturing Co., Ltd.	1,970,902	0.7
759,000		Other Securities	3,418,101	1.3
			5,646,853	2.1

		Turkey: 0.6%
310,394		Other Securities	1,607,576	0.6

		United Kingdom: 15.7%
190,647		BG Group PLC	4,909,443	1.8
71,900		British American Tobacco PLC	3,141,806	1.2
63,517		Carnival PLC	2,557,372	0.9
79,782		Imperial Tobacco Group PLC	2,814,090	1.0
246,918		National Grid PLC	2,533,389	0.9
40,400		Reckitt Benckiser Group PLC	2,248,131	0.8
42,918		Rio Tinto PLC	3,131,509	1.1
143,967		Standard Chartered PLC	4,001,093	1.5
440,224		Tesco PLC	2,967,935	1.1
974,776		Vodafone Group PLC	2,817,871	1.0
1,370,074		Other Securities	12,008,719	4.4
			43,131,358	15.7

COMMON STOCK: (continued)
		United States: 2.5%
29,421		Schlumberger Ltd.	$2,640,535	1.0
84,452		Other Securities	4,177,061	1.5
			6,817,596	2.5

		Total Common Stock
		(Cost $246,431,266)	262,995,763	95.8

EXCHANGE-TRADED FUNDS: 0.2%
		Developed Markets: 0.2%
9,000		Other Securities	571,140	0.2

		Total Exchange-Traded Funds
		(Cost $546,044)	571,140	0.2

PREFERRED STOCK: 1.3%
		Germany: 1.3%
17,400	@	Volkswagen AG	3,424,640	1.3

		Total Preferred Stock
		(Cost $2,953,359)	3,424,640	1.3

WARRANTS: 0.3%
		Ireland: 0.3%
104,301		Other Securities	893,067	0.3

		Total Warrants
		(Cost $797,274)	893,067	0.3

		Total Long-Term Investments
		(Cost $250,727,943)	267,884,610	97.6

SHORT-TERM INVESTMENTS: 1.8%
		Mutual Funds: 1.8%
5,048,939		BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $5,048,939)	5,048,939	1.8

		Total Short-Term Investments
		(Cost $5,048,939)	5,048,939	1.8

		Total Investments in Securities (Cost $255,776,882)*	$272,933,549	99.4
		Assets in Excess of Other Liabilities	1,567,945	0.6
		Net Assets	$274,501,494	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2011.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL CORE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

*	Cost for federal income tax purposes is $256,256,464.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,073,064
Gross Unrealized Depreciation	(3,395,979)
Net Unrealized appreciation	$16,677,085

Industry	Percentage of Net Assets
Consumer Discretionary	14.1%
Consumer Staples	9.1
Energy	9.3
Financials	20.8
Health Care	6.8
Industrials	14.5
Information Technology	7.4
Materials	9.8
Telecommunication Services	0.4
Telecommunications	3.6
Utilities	1.3
Warrants	0.3
Other Long-Term Investments	0.2
Short-Term Investments	1.8
Other Assets and Liabilities — Net	0.6
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$2,504,230	$—	$2,504,230
Bermuda	—	1,921,374	—	1,921,374
Brazil	10,841,902	1,833,500	—	12,675,402
Canada	12,787,542	—	—	12,787,542
Chile	717,696	—	—	717,696
China	3,139,092	13,557,737	—	16,696,829
Colombia	682,375	—	—	682,375
Denmark	—	5,884,859	—	5,884,859
Finland	—	1,343,828	—	1,343,828
France	—	29,538,253	—	29,538,253
Germany	7,187,525	14,628,700	—	21,816,225
Hong Kong	—	8,448,966	—	8,448,966
India	971,182	415,158	—	1,386,340
Ireland	—	2,184,650	—	2,184,650
Israel	3,051,243	—	—	3,051,243
Italy	—	2,285,130	—	2,285,130
Japan	—	27,636,306	—	27,636,306
Luxembourg	—	2,607,019	—	2,607,019
Malaysia	—	241,404	—	241,404
Mexico	4,937,618	—	—	4,937,618
Netherlands	2,803,056	—	—	2,803,056
Russia	1,817,368	800,836	—	2,618,204
South Africa	—	1,578,810	—	1,578,810
South Korea	—	5,788,407	—	5,788,407
Spain	—	3,539,254	—	3,539,254
Sweden	—	7,753,821	—	7,753,821
Switzerland	—	22,363,539	—	22,363,539
Taiwan	257,850	5,389,003	—	5,646,853
Turkey	—	1,607,576	—	1,607,576
United Kingdom	1,639,731	41,491,627	—	43,131,358
United States	6,817,596	—	—	6,817,596
Total Common Stock	57,651,776	205,343,987	—	262,995,763

See Accompanying Notes to Financial Statements

ING INTERNATIONAL CORE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Exchange-Traded Funds	$571,140	$—	$—	$571,140
Preferred Stock	—	3,424,640	—	3,424,640
Warrants	—	893,067	—	893,067
Short-Term Investments	5,048,939	—	—	5,048,939
Total Investments, at value	$63,271,855	$209,661,694	$—	$272,933,549
Other Financial Instruments+
Forward Foreign Currency Contracts	—	390	—	390
Total Assets	$63,271,855	$209,662,084	$—	$272,933,939
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(145,737)	$—	$(145,737)
Total Liabilities	$—	$(145,737)	$—	$(145,737)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

At April 30, 2011, the following forward foreign currency contracts were outstanding for the ING International Core Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman & Co.	Japanese Yen	5,920,514	Buy	05/09/11	$72,602	$72,992	$390
							$390

Royal Bank of Scotland Group PLC	Japanese Yen	11,326,462	Sell	05/09/11	$138,637	$139,640	$(1,003)
State Street Bank & Trust Co.	Mexican Peso	31,630,900	Sell	05/24/11	2,596,890	2,741,624	(144,734)
							$(145,737)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$390
Total Asset Derivatives		$390

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$145,737
Total Liability Derivatives		$145,737

See Accompanying Notes to Financial Statements

ING INTERNATIONAL CORE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(1,085,943)
Total	$(1,085,943)

Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(145,347)
Total	$(145,347)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED)

Shares			Value	Percent of Net Assets

COMMON STOCK: 98.2%
		Australia: 3.4%
149,673		Brambles Ltd.	$1,108,513	0.6
13,415		Cochlear Ltd.	1,186,032	0.7
551,268		Other Securities	3,846,141	2.1
			6,140,686	3.4

		Belgium: 2.2%
19,255		Groupe Bruxelles Lambert SA	1,908,091	1.1
33,480		Other Securities	2,019,774	1.1
			3,927,865	2.2

		Bermuda: 0.7%
37,132		SeaDrill Ltd.	1,317,367	0.7

		Brazil: 3.7%
85,400		Itau Unibanco Holding SA ADR	2,028,250	1.1
45,900		Petroleo Brasileiro SA ADR	1,531,683	0.9
242,200		Other Securities	3,025,471	1.7
			6,585,404	3.7

		Canada: 1.4%
58,600		Other Securities	2,565,957	1.4

		China: 3.5%
3,111,900		Other Securities	6,256,680	3.5

		Denmark: 4.8%
20,849		Carlsberg A/S	2,473,838	1.4
27,936	@	Jyske Bank	1,388,430	0.8
14,797		Novo Nordisk A/S	1,873,201	1.0
6,760		Novozymes A/S	1,169,013	0.7
6,557		Other Securities	1,639,493	0.9
			8,543,975	4.8

		Finland: 1.3%
27,261		Kone Oyj	1,707,496	0.9
72,307		Other Securities	666,122	0.4
			2,373,618	1.3

		France: 6.5%
55,397		AXA SA	1,241,895	0.7
11,018		BioMerieux	1,197,918	0.7
26,421		Legrand SA	1,206,347	0.7
29,695		Total SA	1,901,712	1.1
65,247		Other Securities	6,056,301	3.3
			11,604,173	6.5

		Germany: 4.3%
51,809		Celesio AG	1,258,464	0.7
17,180		Deutsche Boerse AG	1,426,265	0.8
78,184		Other Securities	4,997,079	2.8
			7,681,808	4.3

		Hong Kong: 2.9%
1,405,200		Other Securities	5,253,266	2.9

COMMON STOCK: (continued)
		India: 1.3%
13,040	#	Reliance Industries Ltd. GDR	$575,065	0.3
74,047		Other Securities	1,672,221	1.0
			2,247,286	1.3

		Indonesia: 0.3%
610,838		Other Securities	604,928	0.3

		Ireland: 0.5%
15,800		Other Securities	902,654	0.5

		Israel: 0.7%
131,043		Other Securities	1,227,326	0.7

		Italy: 0.4%
139,921		Other Securities	730,566	0.4

		Japan: 16.6%
32,900		Canon, Inc.	1,549,345	0.9
169		Inpex Corp.	1,299,236	0.7
393		Japan Tobacco, Inc.	1,527,315	0.9
71,800		Mitsui & Co., Ltd.	1,277,687	0.7
108,600		Namco Bandai Holdings, Inc.	1,199,333	0.7
5,373		Samsung Electronics	2,238,646	1.3
665,335		Other Securities	20,594,754	11.4
			29,686,316	16.6

		Mexico: 0.5%
112,500		Other Securities	935,802	0.5

		Netherlands: 1.5%
37,863		Royal Dutch Shell PLC — Class B	1,473,042	0.8
53,184		Other Securities	1,291,154	0.7
			2,764,196	1.5

		Portugal: 0.4%
41,885		Other Securities	686,982	0.4

		Russia: 0.2%
12,429		Other Securities	349,425	0.2

		Singapore: 1.3%
100,000		United Overseas Bank Ltd.	1,604,487	0.9
61,000		Other Securities	747,371	0.4
			2,351,858	1.3

		South Africa: 0.6%
157,002		Other Securities	1,050,522	0.6

		Spain: 2.4%
19,881		Corporacion Financiera Alba SA	1,225,365	0.7
273,810		Other Securities	3,130,730	1.7
			4,356,095	2.4

See Accompanying Notes to Financial Statements

ING INTERNATIONAL GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Sweden: 5.1%
142,061	L	Atlas Copco AB	$3,823,265	2.1
59,002		Scania AB	1,532,880	0.9
71,929		Svenska Handelsbanken AB	2,494,443	1.4
51,014		Other Securities	1,347,506	0.7
			9,198,094	5.1

		Switzerland: 9.3%
27,655		Credit Suisse Group AG	1,258,763	0.7
5,220		Geberit AG	1,221,339	0.7
6,932	@	Mettler Toledo International, Inc.	1,299,057	0.7
58,440		Nestle SA	3,627,277	2.0
15,913		Roche Holding AG	2,582,997	1.5
10,543		Schindler Holding AG	1,364,532	0.8
72,502	@	UBS AG	1,450,951	0.8
55,299		Other Securities	3,754,655	2.1
			16,559,571	9.3

		Taiwan: 1.1%
193,300		Other Securities	1,885,571	1.1

		Turkey: 0.7%
232,579		Turkiye Garanti Bankasi AS	1,204,561	0.7

		United Kingdom: 18.6%
44,633	@	ASOS PLC	1,727,148	1.0
84,154		BG Group PLC	2,167,090	1.2
41,429		BHP Billiton PLC	1,751,611	1.0
191,000	@	Cairn Energy Plc	1,445,042	0.8
114,000		Hargreaves Lansdown PLC	1,228,199	0.7
36,000		Imperial Tobacco Group PLC	1,269,801	0.7
35,000		Intertek Group PLC	1,243,367	0.7
134,992		John Wood Group PLC	1,566,342	0.9
69,824		Standard Chartered PLC	1,940,530	1.1
188,028		Tesco PLC	1,267,661	0.7
40,600		Unilever PLC	1,318,943	0.7
120,041		WPP PLC	1,572,344	0.9
6,938,396		Other Securities	14,710,695	8.2
			33,208,773	18.6

		United States: 2.0%
39,688		Coca-Cola Enterprises, Inc.	1,127,536	0.6
65,250		Other Securities	2,374,848	1.4
			3,502,384	2.0

		Total Common Stock
		(Cost $163,273,033)	175,703,709	98.2

SHORT-TERM INVESTMENTS: 2.4%
		Securities Lending: 2.2%
4,005,605		BNY Mellon Overnight Government Fund(1) (Cost $4,005,605)	4,005,605	2.2

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.2%
312,718		T. Rowe Price Reserve Investment Fund (Cost $312,718)	$312,718	0.2

		Total Short-Term Investments
		(Cost $4,318,323)	4,318,323	2.4

		Total Investments in Securities (Cost $167,591,356)*	$180,022,032	100.6
		Liabilities in Excess of Other Assets	(1,042,853)	(0.6)
		Net Assets	$178,979,179	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

L	Loaned security, a portion or all of the security is on loan at April 30, 2011.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

*	Cost for federal income tax purposes is $167,695,039.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$15,329,368
Gross Unrealized Depreciation	(3,002,375)
Net Unrealized appreciation	$12,326,993

Industry	Percentage of Net Assets
Consumer Discretionary	15.6%
Consumer Staples	13.7
Energy	9.8
Financials	20.8
Health Care	8.3
Industrials	15.9
Information Technology	7.5
Materials	5.0
Telecommunications	1.6
Short-Term Investments	2.4
Other Assets and Liabilities — Net	(0.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING INTERNATIONAL GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$6,140,686	$—	$6,140,686
Belgium	—	3,927,865	—	3,927,865
Bermuda	—	1,317,367	—	1,317,367
Brazil	4,557,154	2,028,250	—	6,585,404
Canada	2,565,957	—	—	2,565,957
China	1,666,039	4,590,641	—	6,256,680
Denmark	—	8,543,975	—	8,543,975
Finland	—	2,373,618	—	2,373,618
France	—	11,604,173	—	11,604,173
Germany	792,197	6,889,611	—	7,681,808
Hong Kong	—	5,253,266	—	5,253,266
India	1,672,221	575,065	—	2,247,286
Indonesia	281,805	323,123	—	604,928
Ireland	902,654	—	—	902,654
Israel	1,227,326	—	—	1,227,326
Italy	284,424	446,142	—	730,566
Japan	2,238,646	27,447,670	—	29,686,316
Mexico	935,802	—	—	935,802
Netherlands	—	2,764,196	—	2,764,196
Portugal	—	686,982	—	686,982
Russia	—	349,425	—	349,425
Singapore	—	2,351,858	—	2,351,858
South Africa	—	1,050,522	—	1,050,522
Spain	880,499	3,475,596	—	4,356,095
Sweden	—	9,198,094	—	9,198,094
Switzerland	1,299,057	15,260,514	—	16,559,571
Taiwan	936,900	948,671	—	1,885,571
Turkey	—	1,204,561	—	1,204,561
United Kingdom	1,618,602	31,590,171	—	33,208,773
United States	3,502,384	—	—	3,502,384
Total Common Stock	25,361,667	150,342,042	—	175,703,709
Short-Term Investments	4,318,323	—	—	4,318,323
Total Investments, at value	$29,679,990	$150,342,042	$—	$180,022,032
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(950)	$—	$(950)
Total Liabilities	$—	$(950)	$—	$(950)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

At April 30, 2011, the following forward foreign currency contracts were outstanding for the ING International Growth Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon Corp.	Japanese Yen	9,431,411	Sell	05/09/11	$115,327	$116,277	$(950)
							$(950)

See Accompanying Notes to Financial Statements

ING INTERNATIONAL GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$950
Total Liability Derivatives		$950

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$377,681
Total	$377,681

Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(950)
Total	$(950)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: 98.1%
		Australia: 16.3%
8,645,857		Dexus Property Group NPV	$8,360,874	1.3
12,685,622		Goodman Group.	9,896,003	1.5
3,360,140		GPT Group	11,672,366	1.8
7,411,600	**	ING Office Fund	5,131,245	0.8
4,949,417		Mirvac Group	6,906,106	1.0
4,441,900		Stockland	18,441,103	2.8
2,037,079		Westfield Group	20,186,852	3.0
4,614,594		Westfield Retail Trust	13,403,784	2.0
7,836,000		Other Securities	14,579,871	2.2
			108,578,204	16.4

		Austria: 0.6%
884,418		Other Securities	4,203,389	0.6

		Brazil: 0.1%
32,500		Other Securities	488,574	0.1

		Canada: 5.3%
684,150		Brookfield Properties Corp.	13,532,487	2.0
517,300		RioCan Real Estate Investment Trust	13,859,911	2.0
258,400		Other Securities	8,014,968	1.3
			35,407,366	5.3

		China: 0.2%
989,000		Other Securities	1,577,526	0.2

		Finland: 1.2%
950,690		Sponda OYJ	5,606,879	0.9
471,110		Other Securities	2,232,914	0.3
			7,839,793	1.2

		France: 8.2%
55,558		ICADE	7,122,380	1.1
143,216		Klepierre	5,885,422	0.9
78,410		Nexity SA	4,264,382	0.6
128,329		Unibail-Rodamco SE	30,023,289	4.5
96,627		Other Securities	7,220,834	1.1
			54,516,307	8.2

		Germany: 1.1%
510,383		Other Securities	7,370,596	1.1

		Hong Kong: 20.2%
1,903,965		Cheung Kong Holdings Ltd.	30,049,234	4.5
1,418,700		Great Eagle Holding Co.	5,051,598	0.8
3,180,900		Hang Lung Properties Ltd.	14,184,112	2.1
2,108,800		Hongkong Land Holdings Ltd.	15,814,334	2.4
1,518,100		Hysan Development Co., Ltd.	7,097,908	1.1
1,500,600		Kerry Properties Ltd.	8,024,178	1.2
3,779,400		Link REIT	11,911,266	1.8

COMMON STOCK: (continued)
		Hong Kong: (continued)
2,866,000		Sino Land Co.	$5,054,362	0.8
2,042,700		Sun Hung Kai Properties Ltd.	31,993,793	4.7
676,285		Other Securities	4,844,138	0.8
			134,024,923	20.2

		Italy: 0.5%
3,087,157		Other Securities	3,495,230	0.5

		Japan: 21.0%
2,600		Advance Residence Investment Corp.	5,445,521	0.8
191,000		Aeon Mall Co., Ltd.	4,593,611	0.7
90,400		Daito Trust Construction Co., Ltd.	7,232,003	1.1
641		Frontier Real Estate Investment Corp.	5,942,839	0.9
764		Japan Real Estate Investment Corp.	7,562,841	1.1
3,480		Japan Retail Fund Investment Corp.	5,626,151	0.8
2,036,500		Mitsubishi Estate Co., Ltd.	35,638,318	5.5
1,248,477		Mitsui Fudosan Co., Ltd.	21,667,589	3.3
785		Nippon Accommodations Fund, Inc.	5,762,774	0.9
955		Nippon Building Fund, Inc.	9,611,655	1.4
732,100		Sumitomo Realty & Development Co., Ltd.	15,153,860	2.3
405,962		Other Securities	14,538,544	2.1
			138,775,706	20.9

		Netherlands: 2.5%
103,460		Corio NV	7,325,632	1.2
52,540		Wereldhave NV	5,491,600	0.8
124,995		Other Securities	4,107,673	0.6
			16,924,905	2.6

		Norway: 0.2%
774,619		Other Securities	1,565,134	0.2

		Singapore: 8.0%
7,387,900		CapitaCommercial Trust	8,702,911	1.3
4,891,100	@	CapitaLand Ltd.	13,603,539	1.9
496,900		City Developments Ltd.	4,813,184	0.7
4,042,100	@	Global Logistic Properties Ltd.	6,376,918	1.0
1,181,000		UOL Group Ltd.	4,675,842	0.7
8,624,183		Other Securities	15,210,089	2.4
			53,382,483	8.0

		Sweden: 1.7%
316,727		Castellum AB	4,909,951	0.8
389,601		Other Securities	6,229,343	0.9
			11,139,294	1.7

See Accompanying Notes to Financial Statements

ING INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Switzerland: 1.6%
58,650	@	PSP Swiss Property AG	$5,339,225	0.8
61,819		Swiss Prime Site AG	5,156,348	0.8
			10,495,573	1.6

		United Kingdom: 9.4%
1,094,041		British Land Co. PLC	11,015,454	1.7
173,851		Derwent London PLC	5,215,674	0.8
844,574		Hammerson PLC	6,639,861	1.0
1,043,993		Land Securities Group PLC	13,723,066	2.0
4,875,400	@	LXB Retail Properties PLC	9,039,377	1.4
6,113,132		Other Securities	16,569,005	2.5
			62,202,437	9.4

		Total Common Stock*
		(Cost $509,564,112)	651,987,440	98.2
		Assets in Excess of Other Liabilities	11,708,104	1.8
		Net Assets	$663,695,544	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

**	Investment in affiliate

*	Cost for federal income tax purposes is $580,552,855.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$115,248,815
Gross Unrealized Depreciation	(43,814,230)
Net Unrealized appreciation	$71,434,585

Industry	Percentage of Net Assets
Consumer Discretionary	1.1%
Financials	97.0
Other Assets and Liabilities — Net	1.9
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Common Stock
Australia	$13,403,784	$95,174,420	$—	$108,578,204
Austria	—	4,203,389	—	4,203,389
Brazil	488,574	—	—	488,574
Canada	35,407,366	—	—	35,407,366
China	—	1,577,526	—	1,577,526
Finland	2,232,914	5,606,879	—	7,839,793
France	2,219,957	52,296,350	—	54,516,307
Germany	7,370,596	—	—	7,370,596
Hong Kong	—	134,024,923	—	134,024,923
Italy	—	3,495,230	—	3,495,230
Japan	—	138,775,706	—	138,775,706
Netherlands	1,471,489	15,453,416	—	16,924,905
Norway	—	1,565,134	—	1,565,134
Singapore	—	53,382,483	—	53,382,483
Sweden	364,983	10,774,311	—	11,139,294
Switzerland	5,156,348	5,339,225	—	10,495,573
United Kingdom	14,176,416	48,026,021	—	62,202,437
Total Common Stock	82,292,427	569,695,013	—	651,987,440
Total Investments, at value	$82,292,427	$569,695,013	$—	$651,987,440

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALL CAP MULTI- MANAGER FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED)

Shares			Value	Percent of Net Assets

COMMON STOCK: 98.2%
		Australia: 5.9%
290,054		Amcor Ltd.	$2,229,526	0.4
157,506		Ansell Ltd.	2,409,531	0.5
151,034		Caltex Australia Ltd.	2,353,782	0.4
297,312		Computershare Ltd.	3,163,779	0.7
9,922,016		Other Securities	18,898,710	3.9
			29,055,328	5.9

		Austria: 1.5%
18,709		Mayr Melnhof Karton AG	2,272,292	0.5
86,727		Other Securities	4,993,906	1.0
			7,266,198	1.5

		Belgium: 1.9%
490,189		Other Securities	9,494,930	1.9

		Bermuda: 0.5%
1,215,617		Other Securities	2,612,996	0.5

		Brazil: 0.5%
192,372		Other Securities	2,383,671	0.5

		British Virgin Islands: 0.0%
961,940		Other Securities	95,281	0.0

		Canada: 5.0%
87,700		Alimentation Couche-Tard, Inc.	2,303,382	0.6
62,600		Dorel Industries, Inc.	2,081,483	0.5
36,360		West Fraser Timber Co., Ltd.	2,067,502	0.3
1,772,527		Other Securities	18,003,794	3.6
			24,456,161	5.0

		China: 2.0%
14,596,749		Other Securities	9,620,851	2.0

		Colombia: 0.0%
4,469		Other Securities	171,033	0.0

		Denmark: 1.9%
25,000		Solar A/S	2,189,628	0.5
35,000		TrygVesta AS	2,237,247	0.5
145,934		Other Securities	4,677,050	0.9
			9,103,925	1.9

		Finland: 0.2%
187,254		Other Securities	966,946	0.2

		France: 6.1%
22,608		Arkema SA	2,354,626	0.5
55,000		Bourbon SA	2,606,743	0.5
180,000		Groupe Eurotunnel SA	1,957,015	0.4
66,331	@	Peugeot SA	3,010,304	0.6
67,638		Rallye SA	3,556,597	0.8
25,000		Rubis	3,069,923	0.6

COMMON STOCK: (continued)
		France: (continued)
42,781		Valeo SA	$2,725,033	0.6
516,065		Other Securities	10,822,755	2.1
			30,102,996	6.1

		Germany: 8.6%
35,062		Aurubis AG	2,072,192	0.5
54,544		Bechtle AG	2,597,334	0.6
23,000	@	Bilfinger Berger AG	2,214,174	0.5
18,000	@	Brenntag AG	2,212,842	0.5
19,767		Draegerwerk AG & Co. KGaA	2,074,457	0.4
215,000		Freenet AG	2,734,074	0.6
43,000		Rheinmetall AG	3,854,877	0.7
949,503		Other Securities	24,320,370	4.8
			42,080,320	8.6

		Greece: 0.1%
74,675		Other Securities	710,370	0.1

		Hong Kong: 2.9%
827,500		Ports Design Ltd.	2,283,241	0.6
52,672,308		Other Securities	11,904,757	2.3
			14,187,998	2.9

		India: 1.4%
1,537,856		Other Securities	6,687,767	1.4

		Indonesia: 0.6%
19,115,000		Other Securities	2,696,431	0.6

		Ireland: 0.8%
585,009		Other Securities	3,692,598	0.8

		Israel: 0.3%
204,036		Other Securities	1,503,486	0.3

		Italy: 2.7%
203,333		Azimut Holding S.p.A.	2,600,120	0.5
3,307,884		Other Securities	10,781,526	2.2
			13,381,646	2.7

		Japan: 16.9%
28,300		OSAKA Titanium Technologies Co.	2,198,085	0.4
14,611,040		Other Securities	81,112,251	16 .5
			83,310,336	16 .9

		Luxembourg: 0.6%
749,500		Other Securities	2,726,937	0.6

		Malaysia: 0.4%
2,315,772		Other Securities	1,856,689	0.4

		Mexico: 0.0%
20,300		Other Securities	70,057	0.0

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Netherlands: 3.2%
120,000		Delta Lloyd NV	$3,157,263	0.6
21,000		Fugro NV	1,924,895	0.4
74,848		Imtech NV	2,842,503	0.6
42,000		Ten Cate NV	1,943,937	0.4
608,416		Other Securities	5,834,285	1.2
			15,702,883	3.2

		New Zealand: 0.7%
365,317		Fletcher Building Ltd.	2,723,375	0.6
84,353		Other Securities	623,960	0.1
			3,347,335	0.7

		Norway: 1.2%
1,429,638		Other Securities	5,690,078	1.2

		Pakistan: 0.1%
1,714,421		Other Securities	259,591	0.1

		Poland: 0.0%
33,460		Other Securities	103,365	0.0

		Portugal: 0.0%
14,548		Other Securities	183,018	0.0

		Singapore: 3.1%
2,261,000	@	Biosensors International Group Ltd.	2,495,700	0.5
59,959	@	China Yuchai International Ltd.	1,985,841	0.5
12,504,050		Other Securities	10,836,095	2.1
			15,317,636	3.1

		South Africa: 0.0%
14,028		Other Securities	81,732	0.0

		South Korea: 3.5%
63,360		Hankook Tire Co. Ltd	2,544,819	0.6
14,425		Samsung SDI Co., Ltd.	2,584,833	0.6
35,016		SeAH Steel Corp.	2,990,701	0.7
394,999		Other Securities	8,831,469	1.6
			16,951,822	3.5

		Spain: 0.4%
65,544		Other Securities	2,166,122	0.4

		Sweden: 1.9%
220,000		Byggmax Group AB	2,111,726	0.5
79,295		NCC AB	2,120,475	0.4
657,409		Other Securities	4,866,579	1.0
			9,098,780	1.9

		Switzerland: 4.4%
127,345	@	Clariant AG	2,643,673	0.6
4,054	@	Forbo Holding AG	3,317,400	0.7
55,000	@	Gategroup Holding AG	2,947,705	0.5

COMMON STOCK: (continued)
		Switzerland: (continued)
8,218		Valora Holding AG	$2,807,421	0.6
190,541		Other Securities	9,856,068	2.0
			21,572,267	4.4

		Taiwan: 1.4%
11,420,928		Other Securities	7,032,843	1.4

		Thailand: 0.6%
3,264,200		Krung Thai Bank PCL	2,147,455	0.5
7,896,100		Other Securities	821,512	0.1
			2,968,967	0.6

		Turkey: 0.1%
254,124		Other Securities	513,930	0.1

		United Arab Emirates: 0.6%
390,000		Other Securities	2,743,491	0.6

		United Kingdom: 15.3%
86,000		DCC Group PLC	2,902,179	0.6
334,992		Drax Group PLC	2,467,278	0.5
657,302		Home Retail Group PLC	2,426,150	0.6
60,000	@	Premier Oil PLC	2,016,608	0.4
750,476		Senior Plc	1,917,498	0.4
12,539,645		Other Securities	63,371,232	12.8
			75,100,945	15.3

		United States: 0.9%
55,373		Willis Group Holdings PLC	2,288,013	0.5
469,022		Other Securities	1,941,518	0.4
			4,229,531	0.9

		Total Common Stock
		(Cost $374,052,372)	481,299,287	98.2

RIGHTS: 0.0%
		United Kingdom: 0.0%
5,960,300		Other Securities	9,956	0.0

		Total Rights
		(Cost $—)	9,956	0.0

		Total Long-Term Investments
		(Cost $374,052,372)	481,309,243	98.2

SHORT-TERM INVESTMENTS: 0.7%
		Securities Lending: 0.4%
1,635,650		BNY Mellon Overnight Government Fund(1)	1,635,650	0.3
79,696	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	63,757	0.1

		Total Securities Lending
		(Cost $1,715,346)	1,699,407	0.4

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Shares		Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
1,568,044	BlackRock Liquidity Funds,TempFund, Institutional Class
	(Cost $1,568,044)	$1,568,044	0.3

	Total Short-Term Investments
	(Cost $3,283,390)	3,267,451	0.7

	Total Investments in Securities
	(Cost $377,335,762)*	$484,576,694	98.9
	Assets in Excess of Other Liabilities	5,383,301	1.1
	Net Assets	$489,959,995	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

R	Restricted Security

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $379,909,433.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$128,610,031
Gross Unrealized Depreciation	(23,942,770)
Net Unrealized appreciation	$104,667,261

Industry	Percentage of Net Assets
Consumer Discretionary	19.8%
Consumer Staples	7.6
Energy	5.4
Financials	10.5
Health Care	4.3
Industrials	24.1
Information Technology	10.6
Materials	13.8
Telecommunications	0.9
Utilities	1.2
Short-Term Investments	0.7
Other Assets and Liabilities — Net	1.1
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Common Stock
Australia	$1,045,484	$28,009,844	$—	$29,055,328
Austria	5,929,257	1,336,941	—	7,266,198
Belgium	3,314,666	6,180,264	—	9,494,930
Bermuda	1,854,889	758,107	—	2,612,996
Brazil	2,383,671	—	—	2,383,671
British Virgin Islands	95,281	—	—	95,281
Canada	24,456,161	—	—	24,456,161
China	2,544,423	6,767,179	309,249	9,620,851
Colombia	171,033	—	—	171,033
Denmark	2,845,516	6,258,409	—	9,103,925
Finland	375,538	591,408	—	966,946
France	5,736,323	24,366,673	—	30,102,996
Germany	20,102,787	21,977,533	—	42,080,320
Greece	710,370	—	—	710,370
Hong Kong	443,559	13,744,439	—	14,187,998
India	—	6,687,767	—	6,687,767
Indonesia	—	2,696,431	—	2,696,431
Ireland	710,064	2,982,534	—	3,692,598
Israel	1,360,102	143,384	—	1,503,486
Italy	2,843,837	10,537,809	—	13,381,646

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Japan	$48,505	$83,261,831	$—	$83,310,336
Luxembourg	1,263,053	1,463,884	—	2,726,937
Malaysia	—	1,856,689	—	1,856,689
Mexico	70,057	—	—	70,057
Netherlands	1,113,388	14,589,495	—	15,702,883
New Zealand	—	3,347,335	—	3,347,335
Norway	2,126,636	3,563,442	—	5,690,078
Pakistan	250,404	9,187	—	259,591
Poland	42,714	60,651	—	103,365
Portugal	—	183,018	—	183,018
Singapore	2,208,634	13,109,002	—	15,317,636
South Africa	81,732	—	—	81,732
South Korea	1,568,550	15,257,344	125,928	16,951,822
Spain	824,252	1,341,870	—	2,166,122
Sweden	3,459,019	5,639,761	—	9,098,780
Switzerland	9,324,028	12,248,239	—	21,572,267
Taiwan	—	7,032,843	—	7,032,843
Thailand	—	2,968,967	—	2,968,967
Turkey	—	513,930	—	513,930
United Arab Emirates	1,563,773	1,179,718	—	2,743,491
United Kingdom	20,745,145	54,207,720	148,080	75,100,945
United States	4,229,531	—	—	4,229,531
Total Common Stock	125,842,382	354,873,648	583,257	481,299,287
Rights	—	9,956	—	9,956
Short-Term Investments	3,203,694	—	63,757	3,267,451
Total Investments, at value	$129,046,076	$354,883,604	$647,014	$484,576,694
Other Financial Instruments+
Forward Foreign Currency Contracts	—	19,591	—	19,591
Total Assets	$129,046,076	$354,903,195	$647,014	$484,596,285

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 4/30/2011
Asset Table
Investments, at value
Common Stock	$46,547	$42,604	$—	$—	$—	$(1,259)	$495,365	$—	$583,257
Short-Term Investments	63,757	—	—	—	—	—	—	—	63,757
Total Investments, at value	$110,304	$42,604	$—	$—	$—	$(1,259)	$495,365	$—	$647,014

As of April 30, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at period end and included in the change in net assets was $(1,259).

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

At April 30, 2011, the following forward foreign currency contracts were outstanding for the ING International SmallCap Multi-Manager Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon Corp.	EU Euro	518,276	Buy	05/06/11	$748,059	$767,514	$19,455
State Street Bank & Trust Co.	Japanese Yen	3,923,293	Buy	05/09/11	48,233	48,369	136
							$19,591

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$19,591
		$19,591

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(57,534)
Total	$(57,534)

Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$19,591
Total	$19,591

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED)

Shares			Value	Percent of Net Assets

COMMON STOCK: 98.1%
		Australia: 0.9%
180,567		BHP Billiton Ltd.	$9,141,994	0.9

		Belgium: 0.6%
155,829		Other Securities	6,127,228	0.6

		Brazil: 2.7%
1,432,416		Other Securities	28,158,241	2.7

		Canada: 3.2%
224,400		Barrick Gold Corp.	11,446,644	1.1
248,900		Suncor Energy, Inc.	11,459,356	1.1
305,700		Other Securities	11,002,064	1.0
			33,908,064	3.2

		China: 1.7%
15,560,000		Huaneng Power International, Inc.	8,593,307	0.8
11,944,000		Other Securities	9,396,843	0.9
			17,990,150	1.7

		Denmark: 1.2%
286,444		Other Securities	12,336,535	1.2

		Finland: 2.0%
954,449		Nokia OYJ	8,792,773	0.8
691,714		Other Securities	12,510,178	1.2
			21,302,951	2.0

		France: 13.9%
1,323,541	@	Alcatel-Lucent	8,576,496	0.8
438,177		AXA SA	9,823,093	0.9
137,505		BNP Paribas	10,870,407	1.1
219,874		Carrefour SA	10,418,105	1.0
406,335		France Telecom SA	9,522,214	0.9
98,051		Compagnie Generale des Etablissements Michelin	9,828,065	0.9
335,322		Sanofi-Aventis SA	26,529,718	2.4
380,949		Total SA	24,396,542	2.3
1,399,355		Other Securities	37,106,648	3.6
			147,071,288	13.9

		Germany: 6.1%
70,045		Allianz SE	11,004,865	1.1
1,048,024		Deutsche Telekom AG	17,319,932	1.6
68,531		Siemens AG	9,968,451	0.9
350,109		Other Securities	26,643,586	2.5
			64,936,834	6.1

		Hong Kong: 1.6%
5,741,500		Other Securities	17,157,639	1.6

		Ireland: 0.9%
504,484		Other Securities	9,069,828	0.9

		Israel: 0.3%
65,900		Other Securities	3,013,607	0.3

COMMON STOCK: (continued)
		Italy: 4.4%
344,300		ENI S.p.A.	$9,218,177	0.9
12,713,021		Telecom Italia S.p.A.	16,393,667	1.5
2,695,039		Other Securities	20,730,151	2.0
			46,341,995	4.4

		Japan: 23.6%
888,000		Dai Nippon Printing Co., Ltd.	10,652,432	1.1
378,900		Fuji Film Holdings Corp.	11,779,200	1.0
1,611,000		Hitachi Ltd.	8,744,072	0.8
1,548		Inpex Corp.	11,900,691	1.1
353,000		JGC Corp.	8,837,841	0.8
175,300		Mabuchi Motor Co., Ltd.	8,697,231	0.8
360,300		Mitsubishi Corp.	9,774,101	0.9
370,200		MS&AD Insurance Group Holdings	8,669,292	0.8
1,310,200		Nissan Motor Co., Ltd.	12,606,107	1.2
186,600		Nippon Telegraph & Telephone Corp.	8,695,068	0.8
4,407		NTT DoCoMo, Inc.	8,176,638	0.8
299,400		Omron Corp.	8,234,896	0.8
150,300		Rohm Co., Ltd.	9,051,978	0.9
764,900		Seven & I Holdings Co., Ltd.	19,249,553	1.8
338,300		Sumitomo Mitsui Financial Group, Inc.	10,508,231	1.0
457,300		Tokio Marine Holdings, Inc.	12,792,711	1.1
6,555,671		Other Securities	82,409,832	7.9
			250,779,874	23.6

		Mexico: 0.2%
116,865		Other Securities	2,187,713	0.2

		Netherlands: 7.0%
369,887		Royal Dutch Shell PLC — Class A	14,407,649	1.3
235,306		Royal Dutch Shell PLC — Class B	9,154,466	0.9
492,937		Unilever NV	16,227,827	1.5
346,725		Wolters Kluwer NV	8,078,480	0.8
1,767,630		Other Securities	25,942,414	2.5
			73,810,836	7.0

		New Zealand: 0.2%
1,300,865		Other Securities	2,281,179	0.2

		Poland: 0.5%
331,833		Other Securities	5,710,391	0.5

		Portugal: 0.9%
1,752,451		Other Securities	9,994,829	0.9

		Singapore: 0.8%
497,000		Other Securities	7,974,301	0.8

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		South Africa: 1.3%
513,486		Other Securities	$14,201,887	1.3

		South Korea: 1.5%
79,800		SK Telecom Co., Ltd.	12,090,769	1.2
143,410		Other Securities	3,435,990	0.3
			15,526,759	1.5

		Spain: 2.1%
428,985		Indra Sistemas SA	9,730,037	0.9
1,133,663		Other Securities	12,799,707	1.2
			22,529,744	2.1

		Sweden: 0.9%
644,530		Other Securities	9,829,626	0.9

		Switzerland: 5.8%
335,395		Novartis AG	19,888,984	1.9
595,233	@	UBS AG	11,912,141	1.1
438,829		Xstrata PLC	11,255,529	1.1
411,786		Other Securities	18,105,869	1.7
			61,162,523	5.8

		United Kingdom: 12.6%
200,530		AstraZeneca PLC	9,949,827	0.9
1,608,312		BAE Systems PLC	8,828,480	0.9
1,736,755		Barclays PLC	8,256,517	0.7
1,038,481		BP PLC	7,983,053	0.8
230,900		BP PLC ADR	10,653,726	1.0
803,814		GlaxoSmithKline PLC	17,559,259	1.6
2,441,820		Home Retail Group PLC	9,012,937	0.8
4,594,565		Vodafone Group PLC	13,281,914	1.3
9,018,128		Other Securities	48,231,943	4.6
			133,757,656	12.6

		United States: 1.2%
152,600		Newmont Mining Corp.	8,943,886	0.8
104,934		Other Securities	3,761,884	0.4
			12,705,770	1.2

		Total Common Stock
		(Cost $972,441,092)	1,039,009,442	98.1

RIGHTS: 0.0%
		Spain: 0.0%
487,341		Other Securities	36,091	0.0

		Total Rights
		(Cost $—)	36,091	0.0

		Total Long-Term Investments
		(Cost $972,441,092)	1,039,045,533	98.1

SHORT-TERM INVESTMENTS: 1.1%
		Securities Lending: 0.2%
749,296		BNY Mellon Overnight Government Fund(1)	$749,296	0.1
1,202,292	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	961,834	0.1

		Total Securities Lending
		(Cost $1,951,588)	1,711,130	0.2

		Mutual Funds: 0.9%
9,456,858		BlackRock Liquidity Funds,TempFund, Institutional Class
		(Cost $9,456,858)	9,456,858	0.9

		Total Short-Term Investments
		(Cost $11,408,446)	11,167,988	1.1

		Total Investments in Securities
		(Cost $983,849,538)*	$1,050,213,521	99.2
		Assets in Excess of Other Liabilities	8,299,859	0.8
		Net Assets	$1,058,513,380	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

R	Restricted Security

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

*	Cost for federal income tax purposes is $1,001,868,016.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$136,142,496
Gross Unrealized Depreciation	(87,796,991)
Net Unrealized appreciation	$48,345,505

Industry	Percentage of Net Assets
Consumer Discretionary	8.7%
Consumer Staples	8.4
Energy	10.1
Financials	19.2
Health Care	9.3
Industrials	7.4
Information Technology	10.1
Materials	9.2
Telecommunications	11.1
Utilities	4.6
Short-Term Investments	1.1
Other Assets and Liabilities — Net	0.8
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$9,141,994	$—	$9,141,994
Belgium	—	6,127,228	—	6,127,228
Brazil	28,158,241	—	—	28,158,241
Canada	33,908,064	—	—	33,908,064
China	—	17,990,150	—	17,990,150
Denmark	—	12,336,535	—	12,336,535
Finland	—	21,302,951	—	21,302,951
France	—	147,071,288	—	147,071,288
Germany	13,433,543	51,503,291	—	64,936,834
Hong Kong	—	17,157,639	—	17,157,639
Ireland	—	9,069,828	—	9,069,828
Israel	3,013,607	—	—	3,013,607
Italy	5,510,788	40,831,207	—	46,341,995
Japan	—	250,779,874	—	250,779,874
Mexico	2,187,713	—	—	2,187,713
Netherlands	—	73,810,836	—	73,810,836
New Zealand	—	2,281,179	—	2,281,179
Poland	—	5,710,391	—	5,710,391
Portugal	—	9,994,829	—	9,994,829
Singapore	—	7,974,301	—	7,974,301
South Africa	—	14,201,887	—	14,201,887
South Korea	—	15,526,759	—	15,526,759
Spain	6,780,112	15,749,632	—	22,529,744
Sweden	—	9,829,626	—	9,829,626
Switzerland	—	61,162,523	—	61,162,523
United Kingdom	10,653,726	123,103,930	—	133,757,656
United States	12,705,770	—	—	12,705,770
Total Common Stock	116,351,564	922,657,878	—	1,039,009,442
Rights	—	36,091	—	36,091
Short-Term Investments	10,206,154	—	961,834	11,167,988
Total Investments, at value	$126,557,718	$922,693,969	$961,834	$1,050,213,521
Other Financial Instruments+
Forward Foreign Currency Contracts	—	1,846	—	1,846
Total Assets	$126,557,718	$922,695,815	$961,834	$1,050,215,367

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(426)	$—	$(426)
Total Liabilities	$—	$(426)	$—	$(426)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 4/30/2011
Asset Table
Investments, at value
Short-Term Investments	$961,834	$—	$—	$—	$—	$—	$—	$—	$961,834
Total Investments, at value	$961,834	$—	$—	$—	$—	$—	$—	$—	$961,834

As of April 30, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At April 30, 2011, the following forward foreign currency contracts were outstanding for the ING International Value Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	Japanese Yen	40,201,658	Buy	05/09/11	$493,787	$495,633	$1,846
							$1,846
The Bank of New York Mellon Corp.	Japanese Yen	7,855,137	Sell	05/09/11	$96,418	$96,844	$(426)
							$(426)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,846
Total Asset Derivatives		$1,846

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$426
Total Liability Derivatives		$426

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$222,819
Total	$222,819

Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$1,420
Total	$1,420

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED)

Shares			Value	Percent of Net Assets

COMMON STOCK: 96.2%
		Australia: 3.2%
227,680		Alumina Ltd.	$570,226	1.0
25,751		Newcrest Mining Ltd.	1,172,820	2.2
			1,743,046	3.2

		Belgium: 1.9%
26,936		Belgacom SA	1,059,129	1.9

		Bermuda: 1.4%
22,255		Axis Capital Holdings Ltd.	786,937	1.4

		Brazil: 2.5%
43,933		Centrais Eletricas Brasileiras SA ADR	823,304	1.5
66,876		Embraer SA	529,244	1.0
			1,352,548	2.5

		Canada: 10.6%
34,132		Barrick Gold Corp.	1,741,073	3.1
17,671		Cameco Corp.	520,941	1.0
88,347		Kinross Gold Corp.	1,399,416	2.6
40,514		Nexen, Inc.	1,070,785	2.0
23,661		Suncor Energy, Inc.	1,089,353	1.9
			5,821,568	10.6

		Finland: 2.1%
124,237		Nokia OYJ ADR	1,146,708	2.1

		France: 11.5%
13,994	@	Areva SA	644,420	1.2
27,455		Carrefour SA	1,300,877	2.4
20,249		EDF SA	851,750	1.6
22,541		Sanofi-Aventis SA	1,783,380	3.3
8,362		Societe Generale	558,814	1.0
26,591		Thales SA	1,174,542	2.0
			6,313,783	11.5

		Germany: 2.6%
3,777		Allianz SE	593,410	1.1
5,698		Siemens AG	828,825	1.5
			1,422,235	2.6

		Indonesia: 1.2%
18,023		Telekomunikasi Indonesia Tbk PT ADR	651,351	1.2

		Italy: 2.3%
970,481		Telecom Italia S.p.A.	1,251,453	2.3

		Japan: 32.2%
165,390		Chuo Mitsui Trust Holdings, Inc.	569,395	1.0
83,500		Coca-Cola West Co., Ltd.	1,729,303	3.3
107,000		Dai Nippon Printing Co., Ltd.	1,283,570	2.3
32,400		Fuji Film Holdings Corp.	1,007,248	1.9
22,700		Mabuchi Motor Co., Ltd.	1,126,224	2.1

COMMON STOCK: (continued)
		Japan: (continued)
58,000		MS&AD Insurance Group Holdings	$1,358,236	2.5
3,000		Nintendo Co., Ltd.	709,842	1.3
67,190		Nippon Telegraph & Telephone Corp. ADR	1,555,449	2.8
12,200		Rohm Co., Ltd.	734,758	1.3
15,600		Sankyo Co., Ltd.	811,286	1.5
87,000		Sekisui House Ltd.	843,355	1.6
40,200		Seven & I Holdings Co., Ltd.	1,011,677	1.8
53,600		Shiseido Co., Ltd.	891,552	1.6
9,154		Toyota Motor Corp. ADR	729,391	1.3
62,000		Wacoal Holdings Corp.	807,133	1.5
121,737		Other Securities	2,450,039	4.4
			17,618,458	32.2

		Netherlands: 4.0%
17,693		Royal Dutch Shell PLC ADR	1,386,424	2.5
35,132		Wolters Kluwer NV	818,554	1.5
			2,204,978	4.0

		Norway: 1.0%
18,197		Statoil ASA	533,061	1.0

		Russia: 1.0%
31,378		Gazprom OAO ADR	535,309	1.0

		South Africa: 4.8%
28,831		AngloGold Ashanti Ltd ADR	1,469,805	2.7
64,136		Gold Fields Ltd.	1,147,159	2.1
			2,616,964	4.8

		South Korea: 4.2%
60,781		Korea Electric Power Corp. ADR	735,450	1.3
83,396		SK Telecom Co., Ltd. ADR	1,582,856	2.9
			2,318,306	4.2

		Switzerland: 1.3%
35,275		UBS AG	705,500	1.3

		United Kingdom: 8.4%
28,601		AstraZeneca PLC	1,419,114	2.6
67,330		GlaxoSmithKline PLC	1,470,820	2.7
167,622		Home Retail Group PLC	618,705	1.1
373,820		Vodafone Group PLC	1,080,634	2.0
			4,589,273	8.4

		Total Common Stock
		(Cost $46,748,918)	52,670,607	96.2

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Shares		Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 3.4%
	Mutual Funds: 3.4%
1,886,858	BlackRock Liquidity Funds,TempFund, Institutional Class
	(Cost $1,886,858)	$1,886,858	$3.4

	Total Short-Term Investments
	(Cost $1,886,858)	1,886,858	3.4

	Total Investments in Securities
	(Cost $48,635,776)*	$54,557,465	99.6
	Assets in Excess of Other Liabilities	213,979	0.4
	Net Assets	$54,771,444	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $49,883,134.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,250,444
Gross Unrealized Depreciation	(3,576,113)
Net Unrealized appreciation	$4,674,331

Industry	Percentage of Net Assets
Consumer Discretionary	9.4%
Consumer Staples	9.9
Energy	9.4
Financials	8.3
Health Care	9.8
Industrials	11.6
Information Technology	6.6
Materials	13.7
Telecommunications	13.1
Utilities	4.4
Short-Term Investments	3.4
Other Assets and Liabilities — Net	0.4
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$1,743,046	$—	$1,743,046
Belgium	—	1,059,129	—	1,059,129
Bermuda	786,937	—	—	786,937
Brazil	1,352,548	—	—	1,352,548
Canada	5,821,568	—	—	5,821,568
Finland	1,146,708	—	—	1,146,708
France	644,420	5,669,363	—	6,313,783
Germany	—	1,422,235	—	1,422,235
Indonesia	651,351	—	—	651,351
Italy	—	1,251,453	—	1,251,453
Japan	2,284,840	15,333,618	—	17,618,458
Netherlands	1,386,424	818,554	—	2,204,978
Norway	—	533,061	—	533,061
Russia	535,309	—	—	535,309
South Africa	1,469,805	1,147,159	—	2,616,964
South Korea	2,318,306	—	—	2,318,306
Switzerland	705,500	—	—	705,500
United Kingdom	—	4,589,273	—	4,589,273
Total Common Stock	19,103,716	33,566,891	—	52,670,607
Short-Term Investments	1,886,858	—	—	1,886,858
Total Investments, at value	$20,990,574	$33,566,891	$—	$54,557,465

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

See Accompanying Notes to Financial Statements

ING RUSSIA FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED)

Shares			Value	Percent of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 0.7%
107,000		CTC Media, Inc.	$2,521,990	0.5
814,188	@	RBC Information Systems	1,150,361	0.2
			3,672,351	0.7

		Consumer Staples: 6.9%
200,000	@	Avangardco Investments Public Ltd. GDR	3,860,000	0.8
175,200		Magnit OAO	23,252,580	4.6
100,000	#, @	MHP SA GDR	1,850,000	0.4
66,000	@	Synergy Co.	2,772,000	0.5
91,800	@	X5 Retail Group N.V. GDR	3,246,974	0.6
			34,981,554	6.9

		Energy: 37.0%
6,188,900		Gazprom OAO	52,311,062	10.3
677,700		Lukoil-Spon ADR	47,235,690	9.3
228,000		NovaTek OAO GDR	32,153,003	6.3
100,000		OAO Gazprom ADR	2,527,000	0.5
2,265,013	@	Rosneft Oil Co. GDR	20,285,909	4.0
16,444,400	L	Surgutneftegas OJSC	9,605,395	1.9
934,300	L	Surgutneftegas OJSC ADR	9,990,817	2.0
302,833	L	Tatneft ADR	13,679,716	2.7
			187,788,592	37.0

		Financials: 15.7%
1,149,500	@	Bank St Petersburg OJSC	5,958,832	1.2
190,700	@	Nomos — Bank	3,365,855	0.7
190,141	@, X	Renaissance Asset Managers Global Funds — Russian Power Utilities Fund	1,667,251	0.3
14,836,321		Sberbank of Russian Federation	54,119,096	10.7
2,214,600	@	VTB Bank OJSC GDR	14,377,015	2.8
			79,488,049	15.7

		Health Care: 0.7%
146,965	@	Pharmstandard — Reg S GDR GDR	3,795,252	0.7

		Industrials: 0.9%
1,659,400		Aeroflot — Russian Airlines OJSC	4,156,903	0.8
4,247,469	@	Novorossiysk Commercial Sea Port PJSC	529,715	0.1
			4,686,618	0.9

		Materials: 26.8%
34,000		Akron JSC	1,513,000	0.3
257,100	@, L	Evraz Group SA GDR	8,736,578	1.7
490,680		LSR Group GDR	4,601,020	0.9
100,000		Mechel ADR	972,000	0.2
858,600	L	Mechel OAO ADR	24,530,202	4.8
32,900		MMC Norilsk Nickel	8,613,586	1.7
945,621		MMC Norilsk Nickel ADR	26,176,021	5.2
1,451,500		Novolipetsk Steel	5,650,682	1.1

COMMON STOCK: (continued)
		Materials: (continued)
265,400		Petropavlovsk PLC	$3,976,797	0.8
497,600	@, L	Polymetal GDR	9,524,064	1.9
572,600	@	Raspadskaya	3,806,258	0.7
452,800		Severstal OAO GDR	8,190,775	1.6
100,000	@	Sibirskiy Cement OAO	2,530,000	0.5
1,562,000	@, L	United Co. RUSAL	2,395,092	0.5
590,290	L	Uralkali GDR	24,886,717	4.9
			136,102,792	26.8

		Telecommunications: 4.9%
144,122	@	Comstar United Telesystems GDR	1,051,540	0.2
458,800		Mobile Telesystems OJSC ADR	9,703,620	1.9
588,552		Rostelecom	3,565,830	0.7
368,700		Sistema JSFC GDR	10,440,937	2.1
			24,761,927	4.9

		Utilities: 5.2%
371,841,500	@	Federal Grid Co. Unified Energy System JSC	4,906,724	1.0
35,749,700	@	IDGC Holding JSC	5,422,373	1.1
20,000,000		Mosenergo OAO	1,982,227	0.4
47,808,200	@	OGK-2 OAO	2,714,724	0.5
185,198,748		RusHydro	9,381,429	1.8
3,486,013,800		Territorial Generating Co. No 1	2,099,208	0.4
			26,506,685	5.2

		Total Common Stock
		(Cost $311,337,973)	501,783,820	98.8

SHORT-TERM INVESTMENTS: 5.4%
		Securities Lending: 5.4%
26,509,399		BNY Mellon Overnight Government Fund(1)	26,509,399	5.2
841,448	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	673,158	0.2

		Total Short-Term Investments
		(Cost $27,350,847)	27,182,557	5.4

		Total Investments in Securities
		(Cost $338,688,820)*	$528,966,377	104.2
		Liabilities in Excess of Other Assets	(21,281,198)	(4.2)
		Net Assets	$507,685,179	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements

ING RUSSIA FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

R	Restricted Security

L	Loaned security, a portion or all of the security is on loan at April 30, 2011.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $349,686,896.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$196,037,344
Gross Unrealized Depreciation	(16,757,863)
Net Unrealized appreciation	$179,279,481

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$3,672,351	$—	$—	$3,672,351
Consumer Staples	31,734,580	3,246,974	—	34,981,554
Energy	111,679,147	76,109,445	—	187,788,592
Financials	63,443,783	14,377,015	1,667,251	79,488,049
Health Care	—	3,795,252	—	3,795,252
Industrials	4,686,618	—	—	4,686,618
Materials	48,526,206	87,576,586	—	136,102,792
Telecommunications	14,320,990	10,440,937	—	24,761,927
Utilities	17,125,256	9,381,429	—	26,506,685
Total Common Stock	295,188,931	204,927,638	1,667,251	501,783,820
Short-Term Investments	26,509,399	—	673,158	27,182,557
Total Investments, at value	$321,698,330	$204,927,638	$2,340,409	$528,966,377

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 4/30/2011
Asset Table
Investments, at value
Common Stock	$1,633,280	$—	$—	$—	$—	$33,971	$—	$—	$1,667,251
Short-Term Investments	673,158	—	—	—	—	—	—	—	673,158
Total Investments, at value	$2,306,438	$—	$—	$—	$—	$33,971	$—	$—	$2,340,409

As of April 30, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at period end and included in the change in net assets was $33,971.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED)

Principal Amount†			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 28.1%
		Consumer Discretionary: 4.6%
$2,677,000	S	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.500%–6.375%, 03/01/16–03/01/41	$2,760,438	0.6
991,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	1,099,674	0.2
800,000	#	Myriad International Holding BV, 6.375%, 07/28/17	860,000	0.2
1,314,000	#	NBC Universal, Inc., 2.875%, 04/01/16	1,300,317	0.2
270,000	#	NBC Universal, Inc., 3.650%, 04/30/15	279,897	0.1
442,000	#	NBC Universal, Inc., 5.150%, 04/30/20	462,547	0.1
510,000	#	QVC, Inc., 7.375%, 10/15/20	538,050	0.1
230,000	#, S	QVC, Inc., 7.500%, 10/01/19	245,525	0.0
910,000	#	Rent-A-Center, Inc., 6.625%, 11/15/20	915,688	0.2
255,000	#	Sigma Alimentos SA de CV, 5.625%, 04/14/18	256,913	0.0
1,813,000	S	Time Warner, Inc., 3.150%–7.700%, 07/15/15–05/01/32	2,130,976	0.5
12,294,000		Other Securities	13,199,034	2.4
			24,049,059	4.6

		Consumer Staples: 2.2%
1,000,000	#	JBS Finance II Ltd., 8.250%, 01/29/18	1,042,500	0.2
2,632,000	S	Kellogg Co., 4.000%, 12/15/20	2,612,196	0.6
6,884,000		Other Securities	7,956,316	1.4
			11,611,012	2.2

		Energy: 3.4%
555,000	#	CNPC HK Overseas Capital Ltd., 5.950%, 04/28/41	560,124	0.1
500,000	#	Gazprom OAO Via Gaz Capital SA, 5.092%, 11/29/15	525,000	0.1
357,000	#	Kazatomprom, 6.250%, 05/20/15	381,098	0.1
521,000	#	KazMunayGas National Co., 7.000%, 05/05/20	568,411	0.1
1,000,000	#	KazMunayGas National Co., 11.750%, 01/23/15	1,255,000	0.2
500,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	518,750	0.1
1,080,000	#	Lukoil International Finance BV, 6.125%, 11/09/20	1,104,300	0.2
450,000	#	Novatek Finance Ltd., 6.604%, 02/03/21	475,875	0.1

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
$ 1,200,000	#	Novatek Finance Ltd.., 5.326%, 02/03/16	$1,247,598	0.3
260,000	#	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 06/30/21	275,210	0.1
500,000	#	Reliance Holdings USA, Inc., 4.500%, 10/19/20	473,921	0.1
300,000	#	Reliance Holdings USA, Inc., 6.250%, 10/19/40	286,615	0.1
8,848,000		Other Securities	9,730,918	1.8
			17,402,820	3.4

		Financials: 8.5%
600,000	#	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.750%, 04/28/21	612,000	0.1
2,718,000	S	American Express Credit Corp., 2.750%–5.125%, 08/25/14–09/15/15	2,890,170	0.6
540,000	#	Banco de Credito del Peru, 5.375%, 09/16/20	503,550	0.1
800,000	#	Banco Votorantim SA, 7.375%, 01/21/20	844,000	0.1
300,000	#	Banco Votorantim SA, 5.250%, 02/11/16	304,500	0.1
1,028,000	#	Barclays Bank PLC, 5.926%, 09/29/49	992,020	0.2
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	667,585	0.1
2,124,000	S	Citigroup, Inc., 5.000%–8.500%, 09/15/14–05/22/19	2,425,132	0.5
530,000	#	Ferrexpo Finance PLC, 7.875%, 04/07/16	550,055	0.1
2,361,000	S	General Electric Capital Corp., 2.250%–6.000%, 11/09/15–09/16/20	2,354,066	0.4
1,982,000	S	Goldman Sachs Group, Inc., 5.375%, 03/15/20	2,064,799	0.4
500,000	S	Goldman Sachs Group, Inc., 6.250%, 09/01/17	557,302	0.1
2,126,000	S	HSBC USA, Inc., 5.000%, 09/27/20	2,132,889	0.4
325,000	#	Hyundai Capital America, 3.750%, 04/06/16	323,260	0.1
762,000	#	ICICI Bank Ltd., 5.750%, 11/16/20	767,706	0.1
139,000	#	International Lease Finance Corp., 8.625%, 09/15/15	153,248	0.0
1,219,000	#	Lloyds TSB Bank PLC, 6.500%, 09/14/20	1,246,120	0.3
2,338,000	S	Morgan Stanley, 4.100%–7.300%, 01/26/15–05/13/19	2,589,904	0.5

See Accompanying Notes to Financial Statements

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$857,000	#	Pacific Life Insurance Co., 9.250%, 06/15/39	$1,153,665	0.2
500,000	#	Sinochem Overseas Capital Co. Ltd., 4.500%, 11/12/20	477,695	0.1
762,000	#	Sinochem Overseas Capital Co. Ltd., 6.300%, 11/12/40	745,116	0.1
400,000	#	Vnesheconombank Via VEB Finance Ltd, 6.902%, 07/09/20	430,000	0.1
588,000	#	Voto-Votorantim Ltd., 6.750%, 04/05/21	629,160	0.1
1,000,000	#	VTB Bank Via VTB Capital SA, 6.551%, 10/13/20	1,021,300	0.1
17,169,000		Other Securities	18,914,302	3.6
			45,349,544	8.5

		Health Care: 0.9%
425,000	#	Hypermarcas SA, 6.500%, 04/20/21	431,375	0.1
500,000	#	Mylan, Inc./PA, 7.625%, 07/15/17	550,000	0.1
2,078,000	S	St Jude Medical, Inc., 2.500%, 01/15/16	2,074,731	0.3
400,000	#	Valeant Pharmaceuticals International, Inc., 7.000%, 10/01/20	395,000	0.1
1,095,000		Other Securities	1,147,950	0.3
			4,599,056	0.9

		Industrials: 1.8%
445,000	#	Bombardier, Inc., 7.500%, 03/15/18	495,619	0.1
600,000	#	Cemex SAB de CV, 9.000%, 01/11/18	624,750	0.1
473,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, 06/15/19	584,257	0.1
851,000	#	Lyondell Chemical Co., 8.000%, 11/01/17	950,993	0.2
500,000	#	SPX Corp., 6.875%, 09/01/17	537,500	0.1
5,832,000		Other Securities	6,193,251	1.2
			9,386,370	1.8

		Information Technology: 0.6%
3,056,000		Other Securities	3,147,458	0.6

		Materials: 1.4%
740,000	#	ALROSA Finance SA, 7.750%, 11/03/20	801,050	0.2
416,000	#, S	Celulosa Arauco y Constitucion SA, 5.000%, 01/21/21	417,653	0.1
1,079,000	#	Fibria Overseas Finance Ltd., 7.500%, 05/04/20	1,194,992	0.2

CORPORATE BONDS/NOTES: (continued)
		Materials: (continued)
$735,000	#	Georgia Pacific, LLC, 5.400%, 11/01/20	$742,881	0.1
880,000	#	Gerdau Trade, Inc., 5.750%, 01/30/21	893,200	0.2
672,000	#	Inversiones CMPC SA, 4.750%, 01/19/18	664,926	0.1
645,000	#	Inversiones CMPC SA, 6.125%, 11/05/19	687,999	0.1
462,000	#	Sino-Forest Corp., 6.250%, 10/21/17	456,225	0.1
231,000	#	Xstrata Finance Canada Ltd., 5.500%, 11/16/11	236,923	0.0
1,393,000		Other Securities	1,488,751	0.3
			7,584,600	1.4

		Real Estate: 0.2%
842,000		Other Securities	885,985	0.2

		Semiconductors: 0.1%
500,000	#	STATS ChipPAC Ltd., 7.500%, 08/12/15	542,500	0.1

		Software: 0.2%
1,055,000	#	Oracle Corp., 5.375%, 07/15/40	1,058,009	0.2

		Telecommunications: 2.2%
2,040,000	S	AT&T, Inc., 2.500%, 08/15/15	2,047,387	0.4
1,250,000	#	Qtel International Finance Ltd., 3.375%, 10/14/16	1,224,885	0.2
500,000	#	Qtel International Finance Ltd., 4.750%, 02/16/21	474,943	0.1
500,000	#	Vimpel Communications Via VIP Finance Ireland Ltd.. OJSC, 6.493%, 02/02/16	522,500	0.1
400,000	#	Vimpel Communications Via VIP Finance Ireland Ltd.. OJSC, 7.748%, 02/02/21	424,000	0.1
6,429,000		Other Securities	7,018,741	1.3
			11,712,456	2.2

		Transportation: 0.3%
1,683,000	#	SCF Capital Ltd., 5.375%, 10/27/17	1,668,358	0.3

		Utilities: 1.7%
426,000	#	Allegheny Energy Supply Co. LLC, 5.750%, 10/15/19	441,191	0.1
728,000	#	Iberdrola Finance Ireland Ltd., 5.000%, 09/11/19	721,490	0.1

See Accompanying Notes to Financial Statements

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
$ 7,157,000		Other Securities	$7,764,955	1.5
			8,927,636	1.7

		Total Corporate Bonds/Notes
		(Cost $139,093,672)	147,924,863	28.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 13.0%
		Financials: 13.0%
1,685,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	1,720,555	0.3
1,910,000	S	Banc of America Commercial Mortgage, Inc., 5.802%, 06/10/49	2,058,193	0.4
3,020,000	S	Banc of America Commercial Mortgage, Inc., 5.243%–5.802%, 07/10/43–06/10/49	3,090,159	0.5
550,000	#	Banc of America Large Loan, Inc., 5.912%, 10/10/45	543,401	0.1
630,000	#	Banc of America Large Loan, Inc., 6.010%, 10/10/45	619,627	0.1
2,298,062	S	Chase Mortgage Finance Corp., 5.396%, 12/25/35	2,236,905	0.4
1,000,000	#	DBUBS Mortgage Trust, 5.729%, 11/10/46	989,398	0.2
420,000	#	DBUBS Mortgage Trust, 5.729%, 11/10/46	429,328	0.1
750,000	#	FREMF Mortgage Trust, 5.532%, 12/26/46	773,910	0.1
2,230,000	S	Greenwich Capital Commercial Funding Corp., 5.736%, 12/10/49	2,419,781	0.4
730,000	S	Greenwich Capital Commercial Funding Corp., 6.078%, 07/10/38	810,721	0.2
900,000	#	GS Mortgage Securities Corp. II, 6.053%, 07/12/38	975,113	0.2
6,125,000	S	JP Morgan Chase Commercial Mortgage Securities Corp., 5.372%–6.288%, 05/15/45–02/15/51	6,506,647	1.2
1,460,000	S	LB Commercial Conduit Mortgage Trust, 6.141%, 07/15/44	1,475,292	0.3
990,000	S	LB Commercial Conduit Mortgage Trust, 6.141%, 07/15/44	1,098,801	0.2
2,290,000	S	LB-UBS Commercial Mortgage Trust, 5.323%–5.424%, 02/15/40–11/15/40	2,437,123	0.5

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		Financials: (continued)
$3,780,000	S	LB-UBS Commercial Mortgage Trust, 4.986%–6.098%, 06/15/38–02/15/40	$3,805,751	0.8
980,000	#	Morgan Stanley Capital I, 5.442%, 09/15/47	978,990	0.2
600,000	#	Morgan Stanley Capital I, 5.442%, 09/15/47	583,970	0.1
881,251	S	Morgan Stanley Capital I, 5.610%, 04/15/49	897,086	0.2
2,333,535	S	Morgan Stanley Capital I, 5.777%, 04/12/49	2,397,889	0.5
190,000	#	Morgan Stanley Dean Witter Capital I, 6.500%, 11/15/36	84,148	0.0
1,000,000	#	RBSCF Trust, 5.420%, 01/19/49	1,041,409	0.2
2,366,024	+, S	Structured Asset Securities Corp., 4.550%, 02/25/34	2,408,911	0.5
1,353,866	S	Structured Asset Securities Corp., 2.547%–5.000%, 09/25/33–05/25/35	1,318,553	0.3
1,830,000	S	Wachovia Bank Commercial Mortgage Trust, 5.342%, 12/15/43	1,950,155	0.4
790,000	#	Wachovia Bank Commercial Mortgage Trust, 5.125%, 08/15/35	816,473	0.2
2,480,000	S	Wachovia Bank Commercial Mortgage Trust, 5.246%–5.383%, 12/15/43	2,514,970	0.4
4,051,584	S	Wells Fargo Mortgage Backed Securities Trust, 2.808%–5.255%, 05/25/35–11/25/36	3,988,187	0.8
2,311,328	S	Wells Fargo Mortgage Backed Securities Trust, 5.367%, 08/25/35	2,321,091	0.4
15,159,970		Other Securities	15,066,436	2.8

		Total Collateralized Mortgage Obligations
		(Cost $65,924,882)	68,358,973	13.0

MUNICIPAL BONDS: 0.2%
		Louisiana: 0.2%
988,000		Other Securities	991,567	0.2

		Total Municipal Bonds
		(Cost $987,723)	991,567	0.2

See Accompanying Notes to Financial Statements

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percent of Net Assets

OTHER BONDS: 31.6%
		Foreign Government Bonds: 31.9%
ARS 12,177,000		Argentina Bonos, 2.000%, 09/30/14	$4,287,098	0.8
EUR 6,500,000		Bundesrepublik Deutschland, 3.750%, 01/04/19	10,109,327	1.9
EUR 4,400,000		Bundesrepublik Deutschland, 4.250%, 07/04/39	7,101,749	1.4
EUR 4,459,000		Italy Buoni Poliennali Del Tesoro, 3.750%, 03/01/21	6,130,549	1.2
CAD 2,000,000		Canadian Government Bond, 3.500%, 06/01/20	2,164,033	0.4
1,426,000	#	Eskom Holdings Ltd.., 5.750%, 01/26/21	1,461,650	0.3
EUR 4,289,000		Italy Buoni Poliennali Del Tesoro, 3.000%, 11/01/15	6,138,273	1.2
JPY 370,000,000		Japan Government Bond, 2.400%, 09/20/38	4,824,095	0.9
JPY 500,000,000		Japan Government Bond, 1.400%, 12/20/11	6,210,294	1.2
JPY 500,000,000		Japan Government Bond, 2.300%, 03/20/40	6,395,889	1.2
500,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	515,668	0.1
KRW 21,931,000,000		Korea Treasury Bond, 4.750%, 12/10/11	20,638,981	4.0
MXN168,000,000		Mexican Federal Treasury Certificates (CETES), 4.630%, 09/22/11	14,326,927	2.7
MXN 121,679,891		Mexican Udibonos, 4.000%, 06/13/19	11,305,384	2.1
BRL 80,096,000		Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/14	47,957,418	9.2
ZAR 26,950,000		South Africa Government Bond, 7.250%, 01/15/20	3,823,090	0.7
ZAR 24,506,880		South Africa Government Bond, 2.750%, 01/31/22	3,759,837	0.7
EUR 2,381,000		Spain Government Bond, 3.250%, 04/30/16	3,340,714	0.6
EUR 2,214,000		Spain Government Bond, 5.500%, 04/30/21	3,333,933	0.6
JPY 116,200,234		Other Securities	2,032,481	0.4

		Total Other Bonds
		(Cost $153,371,869)	165,857,390	31.6

U.S. TREASURY OBLIGATIONS: 10.7%
		Treasury Inflation Indexed Protected Securities: 1.9%
$ 9,349,000	S	0.500%, due 4/15/2015	$10,097,006	1.9

		U.S. Treasury Bonds: 4.3%
5,943,000	S	3.625%, due 2/15/2021	6,105,505	1.2
7,828,000	S	3.375%, due 11/15/2019	8,021,868	1.5
8,932,000	S	4.250%, due 11/15/2040	8,684,977	1.6
			22,812,350	4.3

		U.S. Treasury Notes: 4.5%
2,691,000	S	0.750%, due 3/31/2013	2,700,462	0.5
9,725,000		1.250%, due 4/15/2014	9,795,661	2.0
6,646,000	S	2.250%, due 3/31/2016	6,744,667	1.3
3,850,000	S	2.750%, due 2/28/2018	3,879,780	0.7
			23,120,570	4.5

		Total U.S. Treasury Obligations
		(Cost $55,641,180)	56,029,926	10.7

ASSET-BACKED SECURITIES: 5.3%
		Automobile Asset-Backed Securities: 1.2%
2,359,000	S	CarMax Auto Owner Trust, 1.290%–2.160%, 09/15/15–09/15/16	2,375,384	0.4
925,000	#	Chrysler Financial Auto Securitization Trust, 5.570%, 08/08/14	955,419	0.2
968,000	#	Chrysler Financial Auto Securitization Trust, 6.250%, 05/08/14	1,003,740	0.2
1,836,000	#	Chrysler Financial Auto Securitization Trust, 6.540%, 11/10/14	1,913,776	0.4
			6,248,319	1.2

		Credit Card Asset-Backed Securities: 4.1%
3,288,000		Capital One Multi-Asset Execution Trust, 0.509%–5.750%, 03/17/14–07/15/20	3,431,830	0.6
2,661,000	S	Citibank Credit Card Issuance Trust, 6.950%, 02/18/14	2,780,301	0.5
2,211,000	S	Citibank Credit Card Issuance Trust, 0.629%–6.300%, 07/15/13–07/15/14	2,233,597	0.4
EUR 7,553,000		MBNA Credit Card Master Note Trust, 5.600%, 07/17/14	11,420,093	2.3
527,000	S	MBNA Credit Card Master Note Trust, 0.639%–1.569%, 10/15/14–07/15/15	523,510	0.1
1,335,000		Other Securities	1,491,133	0.2
			21,880,464	4.1

		Total Asset-Backed Securities
		(Cost $27,251,078)	28,128,783	5.3

See Accompanying Notes to Financial Statements

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†			Value		Percent of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.9%
		Federal Home Loan Mortgage Corporation: 5.2%##
$7,610,000	W	4.000%, due 6/15/2041		$7,537,469	1.4
3,934,000	W	4.500%, due 6/15/2038		4,028,046	0.8
2,013,084	S	5.000%, due 1/1/2041		2,127,133	0.4
1,880,621	S	5.500%, due 11/15/2032		2,045,427	0.4
6,498,000	W	5.500%, due 5/1/2037		6,983,323	1.3
2,401,000	W	6.000%, due 5/1/2037		2,621,969	0.5
1,948,000	W	5.000%–6.500%, due 03/15/38–06/01/39		2,147,087	0.4
				27,490,454	5.2

		Federal National Mortgage Association: 7.8%##
10,216,000	W	4.500%, due 6/1/2037		10,476,190	2.1
8,699,000	W	5.000%, due 6/1/2037		9,150,261	1.7
1,955,762	S	5.000%, due 1/1/2041		2,068,092	0.4
1,983,854	S	5.000%, due 2/1/2041		2,100,277	0.4
16,403,327	W	4.000%–7.294%, due 04/25/33–01/01/41		17,314,527	3.2
				41,109,347	7.8

		Government National Mortgage Association: 1.9%
3,453,000	W	4.000%, due 11/15/2040		3,485,911	0.7

1,885,267	S	5.500%, due 2/15/2041		2,055,151	0.4
3,905,326	ˆˆ, W	4.500%–5.500%, due 01/15/39–10/20/60		4,201,735	0.8
				9,742,797	1.9

		Total U.S. Government Agency Obligations
		(Cost $77,778,812)		78,342,598	14.9

# of Contracts		Value	Percent of Net Assets

PURCHASED OPTIONS: 0.5%
	Options On Currencies: 0.5%
26,100,000	CHF vs. USD Currency Call Option 05/11, Strike @ 0.900, Exp. 05/25/11 Counterparty: Deutsche Bank AG	29,709	0.0
25,900,000	JPY vs USD Currency Call Option 05/11, Strike @ 83.500, Exp. 05/19/11 Counterparty: Deutsche Bank AG	41,054	0.0
26,100,000	JPY vs USD Currency Call Option 05/11, Strike @ 83.000, Exp. 05/23/11 Counterparty: Deutsche Bank AG	75,068	0.0
25,650,000	JPY vs USD Currency Put Option 05/11, Strike @ 80.000, Exp. 05/06/11 Counterparty: Morgan Stanley	41,493	0.0

PURCHASED OPTIONS: (continued)
	Options On Currencies: (continued)
25,800,000	JPY vs USD Currency Put Option 05/11, Strike @ 84.500, Exp. 05/09/11 Counterparty: Morgan Stanley	$1,078,085	0.2
51,300,000	JPY vs USD Currency Put Option 05/11, Strike @ 83.500, Exp. 05/06/11 Counterparty: Morgan Stanley	1,515,310	0.3
55,600,000	USD vs EUR Currency Call Option 05/11, Strike @ 1.410, Exp. 05/04/11 Counterparty: Morgan Stanley	127	0.0
26,200,000	USD vs EUR Currency Call Option 05/11, Strike @ 1.440, Exp. 05/27/11 Counterparty: Deutsche Bank AG	77,841	0.0
		2,858,687	0.5

	Options on Exchange Traded Futures Contracts: 0.0%
328	U.S. Treasury 10-Year Note June Futures, Strike @ 119.000, Exp. 05/20/11 Counterparty: Put Option CBOT	30,750	0.0

	Total Purchased Options
	(Cost $1,915,316)	2,889,437	0.5

	Total Long-Term Investments
	(Cost $521,964,532)	548,523,537	104.3

Principal Amount†		Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
	Commercial Paper: 1.1%
$2,000,000	United HealthCare, 0.250%, 05/02/11	1,999,972	0.4
4,000,000	Volkswagen Group of America, Inc, 0.300%, 05/03/11	3,999,900	0.7
		5,999,872	1.1

Shares		Value	Percent of Net Assets
	Mutual Funds: 0.5%
2,497,000	BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $2,497,000)	2,497,000	0.5

	Total Short-Term Investments
	(Cost $8,496,872)	8,496,872	1.6

See Accompanying Notes to Financial Statements

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Shares		Value	Percent of Net Assets
	Mutual Funds: (continued)

	Total Investments in Securities (Cost $530,461,404)*	$557,020,409	105.9
	Liabilities in Excess of Other Assets	(31,027,425)	(5.9)
	Net Assets	$525,992,984	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

W	Settlement is on a when-issued or delayed-delivery basis.

S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

ˆˆ	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

ARS	Argentine Peso

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	EU Euro

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

UYU	Uruguayan Peso Uruguayo

ZAR	South African Rand

*	Cost for federal income tax purposes is $530,655,415.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$29,988,903
Gross Unrealized Depreciation	(2,000,646)
Net Unrealized appreciation	$27,988,257

Industry	Percentage of Net Assets
Automobile Asset-Backed Securities	1.2%
Collateralized Mortgage Obligations	13.0
Consumer Discretionary	4.6
Consumer Staples	2.2
Credit Card Asset-Backed Securities	4.2
Energy	3.3
Federal Home Loan Mortgage Corporation	5.2
Federal National Mortgage Association	7.8
Financials	8.6
Foreign Government Bonds	31.6
Government National Mortgage Association	1.9
Health Care	0.9
Industrials	1.8
Information Technology	0.6
Materials	1.4
Municipal	0.2
Options On Currencies	0.5
Options on Exchange Traded Futures Contracts	0.0
Real Estate	0.2
Semiconductors	0.1
Software	0.2
Telecommunications	2.2
Transportation	0.3
Treasury Inflation Indexed Protected Securities	1.9
U.S. Treasury Bonds	4.3
U.S. Treasury Notes	4.4
Utilities	1.7
Short-Term Investments	1.6
Other Assets and Liabilities — Net	(5.9)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Purchased Options	$30,750	$2,858,687	$—	$2,889,437
Corporate Bonds/Notes	—	147,924,863	—	147,924,863
Collateralized Mortgage Obligations	—	68,358,973	—	68,358,973
Municipal Bonds	—	991,567	—	991,567
Other Bonds	—	165,857,390	—	165,857,390
Short-Term Investments	2,497,000	5,999,872	—	8,496,872
U.S. Government Agency Obligations	—	77,507,334	835,264	78,342,598
U.S. Treasury Obligations	—	56,029,926	—	56,029,926
Asset-Backed Securities	—	28,128,783	—	28,128,783
Total Investments, at value	$2,527,750	$553,657,395	$835,264	$557,020,409
Other Financial Instruments+
Swaps	—	167,043	283,882	450,925
Futures	2,066,930	—	—	2,066,930
Forward Foreign Currency Contracts	—	23,145,523	—	23,145,523
Total Assets	$4,594,680	$576,969,961	$1,119,146	$582,683,787
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(2,516,676)	$—	$(2,516,676)
Written OTC Call Options	—	(2,533,643)	—	(2,533,643)
Futures	(757,838)	—	—	(757,838)
Written Options	(5,127)	—	—	(5,127)
Forward Foreign Currency Contracts	—	(20,096,078)	—	(20,096,078)
Total Liabilities	$(762,965)	$(25,146,397)	$—	$(25,909,362)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2011:

	Beginning Balance 10/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 4/30/2011
Asset Table
Investments, at value
U.S. Government Agency Obligations	$—	$—	$—	$—	$—	$—	$835,264	$—	$835,264
Total Investments, at value	$—	$—	$—	$—	$—	$—	$835,264	$—	$835,264
Other Financial Instruments+:
Swaps	(7,345)	—	—	—	—	291,227	—	—	283,882
Total Assets	$(7,345)	$—	$—	$—	$—	$291,227	$—	$—	$283,882

As of April 30, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at period end and included in the change in net assets was $291,227.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

At April 30, 2011, the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Swedish Krona	19,389,271	Buy	05/09/11	$3,174,000	$3,207,279	$33,279
Citigroup, Inc.	Norwegian Krone	18,032,184	Buy	05/09/11	3,364,000	3,435,103	71,103
Citigroup, Inc.	Norwegian Krone	36,204,472	Buy	05/09/11	6,675,000	6,896,896	221,896
Citigroup, Inc.	Philippine Peso	448,995,305	Buy	05/09/11	10,373,000	10,482,957	109,957
Citigroup, Inc.	South African Rand	52,831,699	Buy	05/24/11	7,728,000	8,018,193	290,193
Citigroup, Inc.	Norwegian Krone	35,084,257	Buy	05/09/11	6,409,000	6,683,497	274,497
Citigroup, Inc.	Norwegian Krone	4,270,082	Buy	05/09/11	772,000	813,444	41,444
Citigroup, Inc.	EU Euro	46,745,780	Buy	05/24/11	66,498,023	69,190,078	2,692,055
Citigroup, Inc.	Japanese Yen	3,479,339,602	Buy	05/24/11	41,451,601	42,898,395	1,446,794
Credit Suisse First Boston	Swiss Franc	2,497,024	Buy	05/09/11	2,861,000	2,886,893	25,893
Credit Suisse First Boston	British Pound	7,893,753	Buy	05/09/11	13,110,000	13,183,677	73,677
Credit Suisse First Boston	Swiss Franc	2,339,164	Buy	05/09/11	2,665,000	2,704,386	39,386
Credit Suisse First Boston	Swiss Franc	11,542,938	Buy	05/09/11	13,130,000	13,345,177	215,177
Credit Suisse First Boston	Japanese Yen	1,074,080,993	Buy	05/24/11	13,069,000	13,242,844	173,844
Credit Suisse First Boston	EU Euro	8,222,714	Buy	05/24/11	12,003,000	12,170,729	167,729
Credit Suisse First Boston	Japanese Yen	1,270,763,040	Buy	05/24/11	15,543,000	15,667,828	124,828
Credit Suisse First Boston	Japanese Yen	211,824,797	Buy	05/24/11	2,570,000	2,611,686	41,686
Credit Suisse First Boston	Swedish Krona	5,608,420	Buy	05/09/11	902,000	927,718	25,718
Credit Suisse First Boston	Norwegian Krone	35,082,174	Buy	05/09/11	6,409,000	6,683,100	274,100
Credit Suisse First Boston	Norwegian Krone	31,533,842	Buy	05/09/11	5,731,000	6,007,148	276,148
Credit Suisse First Boston	British Pound	3,569,362	Buy	05/09/11	5,737,000	5,961,337	224,337
Credit Suisse First Boston	British Pound	3,652,606	Buy	05/09/11	5,837,000	6,100,366	263,366
Credit Suisse First Boston	Japanese Yen	24,065,381	Buy	05/24/11	287,000	296,713	9,713
Credit Suisse First Boston	Australian Dollar	4,942,245	Buy	05/24/11	5,166,000	5,400,323	234,323
Credit Suisse First Boston	Canadian Dollar	7,801,733	Buy	05/20/11	8,065,816	8,241,936	176,120
Credit Suisse First Boston	British Pound	7,896,848	Buy	05/09/11	12,789,000	13,188,846	399,846
Credit Suisse First Boston	British Pound	4,152,310	Buy	05/09/11	6,686,000	6,934,942	248,942
Credit Suisse First Boston	Japanese Yen	1,092,137,421	Buy	05/24/11	12,907,000	13,465,470	558,470
Credit Suisse First Boston	Danish Krone	6,953,272	Buy	05/09/11	1,323,188	1,380,683	57,495
Credit Suisse First Boston	Swedish Krona	98,696,740	Buy	05/09/11	15,706,345	16,325,936	619,591
Deutsche Bank AG	Norwegian Krone	17,265,296	Buy	05/09/11	3,222,000	3,289,012	67,012
Deutsche Bank AG	Norwegian Krone	17,261,865	Buy	05/09/11	3,222,000	3,288,359	66,359
Deutsche Bank AG	Swedish Krona	20,908,781	Buy	05/09/11	3,359,000	3,458,629	99,629
Deutsche Bank AG	Hungarian Forint	869,881,800	Buy	05/24/11	4,794,058	4,863,848	69,790
Deutsche Bank AG	Japanese Yen	576,046,166	Buy	05/24/11	7,059,000	7,102,341	43,341
Deutsche Bank AG	New Zealand Dollar	12,946,961	Buy	05/24/11	10,403,000	10,459,950	56,950
Deutsche Bank AG	Japanese Yen	681,769,847	Buy	05/24/11	8,337,000	8,405,857	68,857
Deutsche Bank AG	Australian Dollar	3,252,282	Buy	05/24/11	3,409,000	3,553,724	144,724
Deutsche Bank AG	Japanese Yen	2,148,648,692	Buy	05/24/11	26,003,000	26,491,689	488,689
Deutsche Bank AG	Brazilian Real	21,046,560	Buy	09/23/11	13,040,000	13,097,767	57,767
Deutsche Bank AG	Norwegian Krone	17,766,071	Buy	05/09/11	3,301,000	3,384,409	83,409
Deutsche Bank AG	Swiss Franc	2,528,814	Buy	05/09/11	2,835,000	2,923,647	88,647
Deutsche Bank AG	Canadian Dollar	4,411,701	Buy	05/20/11	4,584,000	4,660,626	76,626
Deutsche Bank AG	Swiss Franc	7,222,011	Buy	05/09/11	7,828,000	8,349,609	521,609
Deutsche Bank AG	Swedish Krona	80,587,354	Buy	05/09/11	12,704,000	13,330,369	626,369
Deutsche Bank AG	New Zealand Dollar	2,744,630	Buy	05/24/11	2,188,000	2,217,408	29,408
Deutsche Bank AG	Australian Dollar	8,055,857	Buy	05/24/11	8,448,000	8,802,524	354,524
Deutsche Bank AG	New Zealand Dollar	2,312,134	Buy	05/24/11	1,829,000	1,867,991	38,991
Deutsche Bank AG	Australian Dollar	2,717,116	Buy	05/24/11	2,838,000	2,968,955	130,955
Deutsche Bank AG	New Zealand Dollar	2,244,268	Buy	05/24/11	1,753,000	1,813,161	60,161
Deutsche Bank AG	Australian Dollar	2,800,894	Buy	05/24/11	2,911,000	3,060,498	149,498
Deutsche Bank AG	Norwegian Krone	15,311,635	Buy	05/09/11	2,733,000	2,916,843	183,843
Deutsche Bank AG	Norwegian Krone	15,227,465	Buy	05/09/11	2,711,000	2,900,808	189,808
Deutsche Bank AG	Brazilian Real	8,116,047	Buy	05/09/11	4,857,000	5,156,486	299,486
Deutsche Bank AG	Japanese Yen	374,195,716	Buy	05/24/11	4,411,000	4,613,633	202,633
HSBC	Chilean Peso	2,328,364,290	Buy	05/09/11	5,019,000	5,051,198	32,198
HSBC	Philippine Peso	446,909,590	Buy	05/09/11	10,349,921	10,434,261	84,340
HSBC	Czech Koruna	134,034,509	Buy	05/24/11	7,968,000	8,208,813	240,813
HSBC	Mexican Peso	94,277,610	Buy	05/24/11	7,966,000	8,171,559	205,559
HSBC	Colombian Peso	18,420,240,000	Buy	05/24/11	10,011,000	10,414,564	403,564
HSBC	Indian Rupee	447,792,030	Buy	05/24/11	10,011,000	10,078,882	67,882
JPMorgan Chase & Co.	British Pound	1,152,024	Buy	05/09/11	1,898,000	1,924,042	26,042

See Accompanying Notes to Financial Statements

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Japanese Yen	1,063,969,507	Buy	05/24/11	$13,069,000	$13,118,175	$49,175
JPMorgan Chase & Co.	EU Euro	8,508,684	Buy	05/24/11	12,433,000	12,594,004	161,004
JPMorgan Chase & Co.	Canadian Dollar	3,496,016	Buy	05/20/11	3,654,000	3,693,274	39,274
JPMorgan Chase & Co.	Japanese Yen	346,740,878	Buy	05/24/11	4,201,000	4,275,130	74,130
JPMorgan Chase & Co.	Mexican Peso	91,250,543	Buy	05/24/11	7,693,000	7,909,186	216,186
JPMorgan Chase & Co.	New Zealand Dollar	1,523,119	Buy	05/24/11	1,165,000	1,230,539	65,539
JPMorgan Chase & Co.	British Pound	4,586,626	Buy	05/09/11	7,497,000	7,660,310	163,310
JPMorgan Chase & Co.	Japanese Yen	16,021,709	Buy	05/24/11	192,000	197,539	5,539
JPMorgan Chase & Co.	Norwegian Krone	20,274,547	Buy	05/09/11	3,610,000	3,862,270	252,270
JPMorgan Chase & Co.	New Zealand Dollar	3,140,820	Buy	05/24/11	2,468,000	2,537,493	69,493
JPMorgan Chase & Co.	EU Euro	12,558,228	Buy	05/24/11	18,149,000	18,587,876	438,876
JPMorgan Chase & Co.	British Pound	2,789,047	Buy	05/09/11	4,461,000	4,658,101	197,101
JPMorgan Chase & Co.	Australian Dollar	3,849,738	Buy	05/24/11	4,028,000	4,206,556	178,556
JPMorgan Chase & Co.	New Zealand Dollar	2,177,167	Buy	05/24/11	1,696,000	1,758,950	62,950
JPMorgan Chase & Co.	Australian Dollar	3,838,627	Buy	05/24/11	4,027,000	4,194,415	167,415
JPMorgan Chase & Co.	Norwegian Krone	22,855,273	Buy	05/09/11	4,111,000	4,353,894	242,894
JPMorgan Chase & Co.	EU Euro	10,008,733	Buy	05/24/11	14,291,000	14,814,279	523,279
JPMorgan Chase & Co.	Japanese Yen	1,094,424,542	Buy	05/24/11	12,907,000	13,493,669	586,669
JPMorgan Chase & Co.	Japanese Yen	1,096,984,000	Buy	05/24/11	12,907,000	13,525,226	618,226
JPMorgan Chase & Co.	Japanese Yen	851,164,634	Buy	05/24/11	9,973,000	10,494,405	521,405
JPMorgan Chase & Co.	Norwegian Krone	48,920,934	Buy	05/09/11	8,789,661	9,319,362	529,701
Morgan Stanley	South Korean Won	4,073,130,900	Buy	05/09/11	3,753,000	3,798,467	45,467
Morgan Stanley	South Korean Won	5,199,066,000	Buy	05/09/11	4,790,000	4,848,477	58,477
Morgan Stanley	Australian Dollar	9,564,786	Buy	05/24/11	10,255,000	10,451,310	196,310
Morgan Stanley	New Zealand Dollar	2,298,982	Buy	05/24/11	1,847,000	1,857,365	10,365
Morgan Stanley	Mexican Peso	66,016,200	Buy	05/24/11	5,640,000	5,721,987	81,987
Morgan Stanley	Chilean Peso	2,425,440,000	Buy	08/12/11	5,216,000	5,201,359	(14,641)
Morgan Stanley	South Korean Won	2,367,486,000	Buy	05/09/11	2,178,000	2,207,839	29,839
Morgan Stanley	South Korean Won	6,096,222,000	Buy	05/09/11	5,598,000	5,685,135	87,135
Morgan Stanley	South Korean Won	3,704,088,800	Buy	05/09/11	3,397,000	3,454,311	57,311
Morgan Stanley	South Korean Won	3,559,941,000	Buy	05/09/11	3,269,000	3,319,884	50,884
Morgan Stanley	Norwegian Krone	70,553,480	Buy	05/09/11	12,743,000	13,440,329	697,329
Morgan Stanley	Australian Dollar	12,425,405	Buy	05/24/11	12,928,000	13,577,069	649,069
Morgan Stanley	British Pound	3,651,383	Buy	05/09/11	5,849,000	6,098,322	249,322
Morgan Stanley	South Korean Won	2,718,344,200	Buy	05/09/11	2,431,000	2,535,038	104,038
Morgan Stanley	Australian Dollar	885,062	Buy	05/24/11	918,000	967,096	49,096
Morgan Stanley	British Pound	7,431,441	Buy	05/09/11	12,099,590	12,411,552	311,962
Morgan Stanley	South Korean Won	3,141,590,400	Buy	05/09/11	2,797,000	2,929,744	132,744
Morgan Stanley	Singapore Dollar	14,396,363	Buy	05/09/11	11,373,961	11,761,197	387,236
Morgan Stanley	Indonesian Rupiah	88,883,768,000	Buy	05/24/11	10,238,886	10,333,005	94,119
							$23,112,131
Citigroup, Inc.	Swedish Krona	20,448,230	Sell	05/09/11	$3,240,000	$3,382,447	$(142,447)
Citigroup, Inc.	Norwegian Krone	69,347,291	Sell	05/09/11	12,681,000	13,210,551	(529,551)
Citigroup, Inc.	Norwegian Krone	22,565,952	Sell	05/09/11	4,145,000	4,298,779	(153,779)
Citigroup, Inc.	Norwegian Krone	21,580,137	Sell	05/09/11	3,946,000	4,110,983	(164,983)
Citigroup, Inc.	Swedish Krona	80,117,115	Sell	05/09/11	12,704,000	13,252,584	(548,584)
Citigroup, Inc.	Swedish Krona	9,403,924	Sell	05/09/11	1,484,000	1,555,551	(71,551)
Citigroup, Inc.	South Korean Won	11,706,549,470	Sell	05/09/11	10,411,374	10,917,141	(505,767)
Citigroup, Inc.	South African Rand	43,287,256	Sell	05/24/11	6,419,870	6,569,647	(149,777)
Citigroup, Inc.	New Zealand Dollar	2,149,711	Sell	05/24/11	1,644,194	1,736,769	(92,575)
Credit Suisse First Boston	British Pound	7,838,842	Sell	05/09/11	13,040,000	13,091,969	(51,969)
Credit Suisse First Boston	British Pound	2,270,755	Sell	05/09/11	3,747,000	3,792,480	(45,480)
Credit Suisse First Boston	British Pound	1,717,570	Sell	05/09/11	2,815,000	2,868,584	(53,584)
Credit Suisse First Boston	Japanese Yen	1,075,181,402	Sell	05/24/11	13,069,000	13,256,411	(187,411)
Credit Suisse First Boston	Norwegian Krone	21,452,079	Sell	05/09/11	3,916,000	4,086,588	(170,588)
Credit Suisse First Boston	Japanese Yen	1,284,798,369	Sell	05/24/11	15,543,000	15,840,877	(297,877)
Credit Suisse First Boston	Norwegian Krone	70,417,332	Sell	05/09/11	12,704,000	13,414,394	(710,394)
Credit Suisse First Boston	Canadian Dollar	4,804,264	Sell	05/20/11	5,013,000	5,075,338	(62,338)
Credit Suisse First Boston	EU Euro	5,624,794	Sell	05/24/11	8,113,000	8,325,456	(212,456)
Credit Suisse First Boston	Japanese Yen	112,255,575	Sell	05/24/11	1,327,000	1,384,051	(57,051)
Credit Suisse First Boston	Swedish Krona	18,145,336	Sell	05/09/11	2,856,000	3,001,513	(145,513)
Credit Suisse First Boston	British Pound	7,884,447	Sell	05/09/11	12,796,000	13,168,135	(372,135)
Credit Suisse First Boston	Swiss Franc	3,965,804	Sell	05/09/11	4,391,717	4,584,999	(193,282)

See Accompanying Notes to Financial Statements

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Brazilian Real	20,655,360	Sell	05/09/11	$13,040,000	$13,123,270	$(83,270)
Deutsche Bank AG	Norwegian Krone	17,053,106	Sell	05/09/11	3,202,000	3,248,590	(46,590)
Deutsche Bank AG	South Korean Won	5,680,611,000	Sell	05/09/11	5,238,000	5,297,550	(59,550)
Deutsche Bank AG	Swedish Krona	11,807,942	Sell	05/09/11	1,932,000	1,953,212	(21,212)
Deutsche Bank AG	Swedish Krona	52,942,271	Sell	05/09/11	8,676,000	8,757,453	(81,453)
Deutsche Bank AG	Swedish Krona	19,358,245	Sell	05/09/11	3,174,000	3,202,147	(28,147)
Deutsche Bank AG	Swiss Franc	15,155,230	Sell	05/09/11	16,832,000	17,521,469	(689,469)
Deutsche Bank AG	Canadian Dollar	3,169,531	Sell	05/20/11	3,330,000	3,348,367	(18,367)
Deutsche Bank AG	New Zealand Dollar	5,081,580	Sell	05/24/11	4,056,000	4,105,447	(49,447)
Deutsche Bank AG	Australian Dollar	14,072,382	Sell	05/24/11	15,023,000	15,376,699	(353,699)
Deutsche Bank AG	Australian Dollar	9,585,029	Sell	05/24/11	10,262,000	10,473,429	(211,429)
Deutsche Bank AG	New Zealand Dollar	16,306,767	Sell	05/24/11	12,966,000	13,174,363	(208,363)
Deutsche Bank AG	Australian Dollar	2,899,936	Sell	05/24/11	3,082,000	3,168,720	(86,720)
Deutsche Bank AG	New Zealand Dollar	2,886,431	Sell	05/24/11	2,269,000	2,331,970	(62,970)
Deutsche Bank AG	Hungarian Forint	869,881,800	Sell	05/24/11	4,668,000	4,863,848	(195,848)
Deutsche Bank AG	Australian Dollar	12,545,578	Sell	05/24/11	13,085,000	13,708,380	(623,380)
Deutsche Bank AG	Japanese Yen	1,085,610,506	Sell	05/24/11	12,829,000	13,384,997	(555,997)
Deutsche Bank AG	Japanese Yen	2,181,707,375	Sell	05/24/11	25,750,000	26,899,286	(1,149,286)
Deutsche Bank AG	Norwegian Krone	42,134,131	Sell	05/09/11	7,781,000	8,026,487	(245,487)
Deutsche Bank AG	Peruvian Nuevo Sol	5,499,975	Sell	05/09/11	1,950,000	1,943,926	6,074
Deutsche Bank AG	Japanese Yen	54,259,598	Sell	05/24/11	653,000	668,992	(15,992)
Deutsche Bank AG	EU Euro	4,942,450	Sell	05/24/11	7,153,000	7,315,494	(162,494)
Deutsche Bank AG	Peruvian Nuevo Sol	23,489,875	Sell	05/09/11	8,315,000	8,302,323	12,677
Deutsche Bank AG	New Zealand Dollar	16,507,562	Sell	05/24/11	12,893,000	13,336,586	(443,586)
Deutsche Bank AG	Mexican Peso	93,301,063	Sell	05/24/11	7,849,000	8,086,916	(237,916)
Deutsche Bank AG	Swedish Krona	10,554,755	Sell	05/09/11	1,650,000	1,745,916	(95,916)
Deutsche Bank AG	Norwegian Krone	25,254,463	Sell	05/09/11	4,503,000	4,810,936	(307,936)
Deutsche Bank AG	Australian Dollar	2,664,122	Sell	05/24/11	2,764,000	2,911,050	(147,050)
HSBC	Brazilian Real	9,029,368	Sell	05/09/11	5,686,000	5,736,760	(50,760)
HSBC	Czech Koruna	85,803,582	Sell	05/24/11	5,083,000	5,254,957	(171,957)
HSBC	South Korean Won	3,879,057,600	Sell	05/09/11	3,564,000	3,617,481	(53,481)
HSBC	Philippine Peso	446,909,590	Sell	05/09/11	10,287,264	10,434,261	(146,997)
JPMorgan Chase & Co.	British Pound	7,946,031	Sell	05/09/11	13,072,000	13,270,989	(198,989)
JPMorgan Chase & Co.	Swiss Franc	850,084	Sell	05/09/11	969,000	982,811	(13,811)
JPMorgan Chase & Co.	Swiss Franc	552,214	Sell	05/09/11	627,000	638,433	(11,433)
JPMorgan Chase & Co.	British Pound	1,135,110	Sell	05/09/11	1,877,000	1,895,794	(18,794)
JPMorgan Chase & Co.	Swiss Franc	2,754,563	Sell	05/09/11	3,116,000	3,184,642	(68,642)
JPMorgan Chase & Co.	Swiss Franc	2,899,465	Sell	05/09/11	3,256,000	3,352,168	(96,168)
JPMorgan Chase & Co.	British Pound	3,604,044	Sell	05/09/11	5,883,000	6,019,260	(136,260)
JPMorgan Chase & Co.	British Pound	889,470	Sell	05/09/11	1,445,000	1,485,540	(40,540)
JPMorgan Chase & Co.	Australian Dollar	1,995,671	Sell	05/24/11	2,142,000	2,180,643	(38,643)
JPMorgan Chase & Co.	Canadian Dollar	3,478,700	Sell	05/20/11	3,599,000	3,674,981	(75,981)
JPMorgan Chase & Co.	New Zealand Dollar	2,199,107	Sell	05/24/11	1,760,000	1,776,675	(16,675)
JPMorgan Chase & Co.	New Zealand Dollar	2,929,654	Sell	05/24/11	2,325,000	2,366,890	(41,890)
JPMorgan Chase & Co.	Japanese Yen	405,159,791	Sell	05/24/11	4,914,000	4,995,403	(81,403)
JPMorgan Chase & Co.	Mexican Peso	70,890,355	Sell	05/24/11	6,018,000	6,144,457	(126,457)
JPMorgan Chase & Co.	Japanese Yen	1,070,394,470	Sell	05/24/11	12,953,000	13,197,391	(244,391)
JPMorgan Chase & Co.	Norwegian Krone	21,022,965	Sell	05/09/11	3,886,000	4,004,842	(118,842)
JPMorgan Chase & Co.	British Pound	2,281,300	Sell	05/09/11	3,676,000	3,810,092	(134,092)
JPMorgan Chase & Co.	British Pound	10,430,753	Sell	05/09/11	16,754,000	17,420,824	(666,824)
JPMorgan Chase & Co.	Mexican Peso	60,896,029	Sell	05/24/11	5,174,000	5,278,194	(104,194)
JPMorgan Chase & Co.	Mexican Peso	62,499,210	Sell	05/24/11	5,262,000	5,417,150	(155,150)
JPMorgan Chase & Co.	EU Euro	12,563,313	Sell	05/24/11	18,149,000	18,595,403	(446,403)
JPMorgan Chase & Co.	Japanese Yen	1,096,687,139	Sell	05/24/11	12,907,000	13,521,566	(614,566)
JPMorgan Chase & Co.	Japanese Yen	1,076,962,478	Sell	05/24/11	12,829,000	13,278,371	(449,371)
JPMorgan Chase & Co.	Australian Dollar	8,576,934	Sell	05/24/11	8,826,000	9,371,898	(545,898)
Morgan Stanley	South Korean Won	4,320,557,150	Sell	05/09/11	3,997,000	4,029,209	(32,209)
Morgan Stanley	South Korean Won	3,245,966,500	Sell	05/09/11	2,963,000	3,027,081	(64,081)
Morgan Stanley	Indonesian Rupiah	43,889,505,000	Sell	05/24/11	5,071,000	5,102,287	(31,287)
Morgan Stanley	South Korean Won	3,541,464,000	Sell	05/09/11	3,232,000	3,302,652	(70,652)
Morgan Stanley	Brazilian Real	8,669,232	Sell	05/09/11	5,473,000	5,507,949	(34,949)
Morgan Stanley	South Korean Won	1,996,896,000	Sell	05/09/11	1,830,000	1,862,239	(32,239)
Morgan Stanley	South Korean Won	3,269,700,000	Sell	05/09/11	3,000,000	3,049,214	(49,214)

See Accompanying Notes to Financial Statements

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	South Korean Won	4,496,678,550	Sell	05/09/11	$4,067,000	$4,193,454	$(126,454)
Morgan Stanley	Brazilian Real	68,410,378	Sell	05/09/11	40,747,143	43,464,161	(2,717,018)
Morgan Stanley	Mexican Peso	72,669,876	Sell	05/24/11	6,101,636	6,298,698	(197,062)
Morgan Stanley	Czech Koruna	124,652,179	Sell	05/24/11	7,256,501	7,634,201	(377,700)
Morgan Stanley	Australian Dollar	6,083,091	Sell	05/24/11	6,267,615	6,646,909	(379,294)
							$(20,062,686)

ING Global Bond Fund Open Futures Contracts on April 30, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Australia 10-Year Bond	42	06/15/11	$4,800,430	$20,848
Canada 10-Year Bond	63	06/21/11	8,096,810	199,196
Euro-Bobl 5-Year	9	06/08/11	1,536,190	8,029
Euro-Bund	192	06/08/11	34,956,100	434,152
Euro-Schatz	480	06/08/11	76,288,800	139,350
Japan 10-Year Bond (TSE)	30	06/09/11	51,796,800	347,748
Long Gilt	181	06/28/11	36,025,900	451,208
Short Gilt	79	06/28/11	14,287,000	138,592
U.S. Treasury 2-Year Note	82	06/30/11	17,968,300	23,905
U.S. Treasury 5-Year Note	200	06/30/11	23,693,800	272,422
U.S. Treasury Ultra Long Bond	8	06/21/11	1,007,000	31,480
			$270,457,130	$2,066,930
Short Contracts
Australia 3-Year Bond	19	06/15/11	$2,133,530	$(1,416)
Medium Gilt	124	06/28/11	23,831,500	(541,334)
U.S. Treasury 10-Year Note	83	06/21/11	10,054,700	(79,661)
U.S. Treasury Long Bond	46	06/21/11	5,629,250	(135,427)
			$41,648,980	$(757,838)

ING Global Bond Fund Credit Default Swap Agreements Outstanding on April 30, 2011:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
The Royal Bank of Scotland PLC	Japanese Government Bond	Buy	(0.610)	12/20/14	USD 9,000,000	$(13,011)	$—	$(13,011)
						$(13,011)	$—	$(13,011)

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

ING Global Bond Fund Interest Rate Swap Agreements Outstanding on April 30, 2011:

	Termination Date	Notional Amount	Fair Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay a fixed rate equal to 2.853% and receive a floating rate based on the 3-month CAD-BA-CDOR Counterparty: Morgan Stanley	02/28/16	CAD 9,666,000	$(80,999)	$—	$(80,999)
Pay a fixed rate equal to 3.623% and receive a floating rate based on the 3-month CAD-BA-CDOR Counterparty: Morgan Stanley	02/28/21	CAD 6,540,000	(49,376)	—	(49,376)
Pay a fixed rate equal to 4.140% and receive a floating rate based on the 6-month Tasa Nominal Anual Promedio (TNA) Counterparty: Deutsche Bank AG	10/19/12	CLP 4,917,045,000	251,467	—	251,467
Receive a fixed rate equal to 2.824% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters Counterparty: Morgan Stanley	03/02/16	EUR 7,368,000	(80,270)	—	(80,270)
Receive a fixed rate equal to 3.422% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters Counterparty: Morgan Stanley	03/02/21	EUR 4,926,000	(66,458)	—	(66,458)
Receive a fixed rate equal to 1.158% and pay a floating rate based on the 3-month GBP-LIBOR-BBA Counterparty: Citigroup, Inc.	08/01/12	GBP 80,000,000	22,249	—	22,249
Receive a fixed rate equal to 7.550% and pay a floating rate based on the INR-MIBOR-OIS-COMPOUND Counterparty: Deutsche Bank AG	03/09/13	INR 1,027,100,000	(148,113)	—	(148,113)
Pay a fixed rate equal to 8.110% and receive a floating rate based on the INR-MIBOR-OIS-COMPOUND Counterparty: Deutsche Bank AG	03/09/16	INR 461,800,000	61,495	—	61,495
Receive a fixed rate equal to 5.400% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	07/17/12	MXN 1,522,400,000	83,298	—	83,298
Pay a fixed rate equal to 0.998% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Citigroup, Inc.	02/10/13	USD 60,000,000	(358,592)	—	(358,592)
Pay a fixed rate equal to 2.535% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Citigroup, Inc.	02/10/16	USD 35,000,000	(757,306)	—	(757,306)
Pay a fixed rate equal to 3.478% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Citigroup, Inc.	05/11/20	USD 10,271,000	(217,411)	—	(217,411)
Pay a fixed rate equal to 2.870% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Credit Suisse First Boston	12/24/17	USD 25,000,000	(264,402)	—	(264,402)
Pay a fixed rate equal to 3.444% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Credit Suisse First Boston	12/24/20	USD 45,000,000	(480,739)	—	(480,739)
			$(2,085,157)	$—	$(2,085,157)

ING Global Bond Fund Written Options Open on April 30, 2011:

Options on Exchange Traded Futures Contracts

Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Value
U.S. Treasury 10-Year Note June Futures Put Option CBOT	USD 117.00	05/20/11	328	$35,055	$(5,127)
				$35,055	$(5,127)

ING Global Bond Fund Written OTC Call Options on April 30, 2011

# of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options On Currencies
26,100,000	Deutsche Bank AG	JPY vs USD Currency Call Option 05/11	85.00 USD	05/23/11	$53,244	$(18,289)
25,900,000	Deutsche Bank AG	JPY vs USD Currency Call Option 05/11	85.50 USD	05/19/11	49,469	(9,486)
51,300,000	Morgan Stanley	JPY vs USD Currency Put Option 05/11	80.00 USD	05/06/11	41,040	(82,987)

See Accompanying Notes to Financial Statements

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

# of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options On Currencies
51,600,000	Morgan Stanley	JPY vs USD Currency Put Option 05/11	83.25 USD	05/09/11	$268,320	$(1,390,240)
25,650,000	Morgan Stanley	JPY vs USD Currency Put Option 05/11	83.50 USD	05/06/11	409,759	(757,655)
26,100,000	Deutsche Bank AG	USD vs CHF Currency Put Option 05/11	0.86 USD	05/25/11	115,362	(256,918)
26,200,000	Deutsche Bank AG	USD vs EUR Currency Call Option 05/11	1.40 USD	05/27/11	45,101	(18,063)
55,600,000	Morgan Stanley	USD vs EUR Currency Call Option 05/11	1.38 USD	05/04/11	161,240	(5)
		Total Written OTC Call Options			$1,143,535	$(2,533,643)

ING Global Bond Fund Cross-Currency Inflation-Linked Swap Agreements Outstanding on April 30, 2011:

Counterparty	Notional Amount or Fixed Rate (Currency Received)	Notional Amount or Floating Rate (Currency Delivered)	Floating Rate	Fixed Rate	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	U.F. 230,187	CLP 4,917,045,000	6-month Tasa Nominal Anual Promedio (TNA)	0.88%	10/19/12	$32,415	$—	$32,415
						$32,415	$—	$32,415

Unidad de Fomento (U.F.). A Chilean currency unit indexed according to inflation. The index is calculated on a monthly basis effective on the 10th day of the current month until the 9th day of the following month, with the value of the U.F. adjusted daily.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$2,858,687
Interest rate contracts	Investments in securities at value*	30,750
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	23,145,523
Foreign exchange contracts	Unrealized appreciation on swap agreements	32,415
Interest rate contracts	Unrealized appreciation on swap agreements	418,509
Interest rate contracts	Net Assets — Unrealized appreciation**	2,066,930
Total Asset Derivatives		$28,552,814
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$20,096,078
Credit contracts	Unrealized depreciation on swap agreements	13,011
Credit contracts	Unrealized depreciation on swap agreements	2,503,666
Interest rate contracts	Net Assets — Unrealized depreciation**	757,838
Foreign exchange contracts	Written options, at fair value	2,533,643
Interest rate contracts	Written options, at fair value	5,127
Total Liability Derivatives		$25,909,363

*	Includes purchased options.

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	(260,613)	$—	$(260,613)
Foreign exchange contracts	(3,989,059)	(625,519)	—	—	3,255,961	(1,358,617)
Interest rate contracts	106,678	—	561,431	(1,726,296)	20,525	(1,037,662)
Total	$(3,882,381)	$(625,519)	$561,431	$(1,986,909)	$3,276,486	$(2,656,892)

See Accompanying Notes to Financial Statements

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$52,455	$—	$52,455
Foreign exchange contracts	1,535,931	1,722,956	—	63,051	(1,753,169)	1,568,769
Interest rate contracts	(123,820)	—	1,542,709	(1,978,272)	29,928	(529,455)
Total	$1,412,111	$1,722,956	$1,542,709	$(1,862,766)	$(1,723,241)	$1,091,769

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING GLOBAL BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.4%
1,152,276		ING Emerging Countries Fund — Class I	$35,559,233	19.8
4,287,999	@	ING International Core Fund — Class I	45,238,390	25.1
3,334,570	@	ING International Growth Fund — Class I	36,313,462	20.2
993,236		ING International Real Estate Fund — Class I	9,058,314	5.0
414,666		ING International SmallCap Multi-Manager Fund — Class I	18,100,157	10.1
1,464,483		ING International Value Choice Fund — Class I	17,251,610	9.6
1,503,166		ING International Value Fund — Class I	19,075,172	10.6

AFFILIATED INVESTMENT COMPANIES: (continued)

		Total Investments in Affiliated Investment Companies
		(Cost $154,239,618)*	$180,596,338	100.4
		Liabilities in Excess of Other Assets	(670,551)	(0.4)
		Net Assets	$179,925,787	100.0

@	Non-income producing security

*	Cost for federal income tax purposes is $168,226,733.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$26,803,027
Gross Unrealized Depreciation	(14,433,422)
Net Unrealized appreciation	$12,369,605

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$180,596,338	$—	$—	$180,596,338
Total Investments, at value	$180,596,338	$—	$—	$180,596,338

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Boards of Trustees (the “Board”) of ING Mutual Funds and ING Mayflower Trust (together, the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Fund (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 18, 2010 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory contracts and sub-advisory contracts for all the Funds were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an Investment Review Committees which provides oversight regarding, among other matters, investment performance. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2011, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

For each Fund Class A shares were used for purposes of certain comparisons between the Funds and their Selected Peer Groups. Class A shares generally were selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Funds’ Selected Peer Groups were selected based upon criteria designed to mirror the Fund share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the Sub-Adviser that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board noted the resources that the Adviser has committed to the Board and the Investment Review Committees to assist the Board and the Investment Review Committees with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the Investment Review Committees, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2010. In addition, the Board also considered at its November 18, 2010 meeting certain additional data regarding performance and Fund asset levels as of September 30, 2010. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

fee schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Funds do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic.

The Board considered that there has not been a full year recovery for many Funds from the substantial decline in assets caused by adverse economic conditions in recent years. As a result of these asset declines, the Board considered that there were fewer opportunities for certain of the Funds to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For non-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and non-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered: (1) the fee structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and each affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered that there has not yet been a full recovery for many Funds from the substantial decline in assets caused by adverse economic conditions in recent years, which, in many cases, has adversely impacted profits realized by the Adviser and Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates, as well as the fact that many of the Funds’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Fund below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions from Certain Funds. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 18, 2010 meeting in relation to renewing each Fund’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Diversified International Fund

In considering whether to approve the renewal of the Advisory Contract for ING Diversified International Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the year-to- date and one-year periods, and the third quintile for the three-year period.

The Fund operates as a fund-of-fund and invests in a combination of ING mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). In considering the fees payable under the Advisory Contract for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints, but where there may be discounts at the Underlying Fund level; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Fund’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Emerging Countries Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Emerging Countries Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for the year-to-date and one-year periods, and the fifth (lowest) quintile for the most recent calendar quarter, three-year, five-year, and ten-year periods.

In analyzing this performance data, the Board took into account: (1) that in June 2010 there was a change in Sub-Adviser to the Fund and in July 2010, the Fund’s portfolio management team was modified;

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(2) Management’s representations regarding changes that had been made to the Sub-Adviser’s emerging markets platform; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio; and (2) that advisory fee waivers, that were put into place at the request of the Board, lower the Fund’s effective management fee.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in June 2010 the Fund’s Sub-Adviser was changed and in July 2010 its portfolio management team was modified, and it is reasonable to permit the Fund to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Opportunities Fund (formerly, ING Foreign Fund), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and one-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, the third quintile for the year-to-date, one-year, and five-year periods, and the fourth quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) that in June 2010 the Fund changed its principal investment strategy and Sub-Adviser; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that, in conjunction with the Sub-Adviser and principal investment strategy change, the expense limits for the Fund were lowered on all classes of shares.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in June 2010 the Fund’s Sub-Adviser and principal investment strategy was changed and it is reasonable to permit the Fund to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Global Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and three-year periods, the second quintile for the one-year period, and the third quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Equity Dividend Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Equity Dividend Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; and (3) the Fund is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods, and the fourth quintile for the three-year and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the effect that the Fund’s dividend focus had on its performance; (2) Management’s representations regarding its confidence in the current style employed by the Sub-Adviser and its expectation that the Fund’s longer-term performance will improve; and (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Global Natural Resources Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Natural Resources Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund outperformed its primary benchmark for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year and ten-year periods, and the third quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations with respect to the competitiveness of the Fund’s management fee and expense ratios; and (2) that in January 2010 the expense limits for certain classes of the Fund were lowered at the request of the Board.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; (2) the Fund underperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the third quintile for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that in January 2011 the expense limits for each class of shares of the Fund were lowered at the request of the Board.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

given different weight to different individual factors and related conclusions.

ING Global Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, three-year, and five-year periods, and the third quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that: (1) the Adviser had waived a portion of its advisory fee to meet an expense limitation agreement with respect to the Fund; and (2) Management’s representations with respect to the competitiveness of the Fund’s expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Greater China Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Greater China Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the most recent calendar quarter, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis with respect to the composition of the Fund’s Morningstar category and its implications for purposes of relative performance evaluations; (2) Management’s discussion of the effect of the Fund’s investment approach on Fund performance; (3) in February 2010 there was a change to the Fund’s portfolio management team; and (4) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations with respect to the competitiveness of the Fund’s expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) that in February 2010 there was a change to the Fund’s portfolio management team and it is reasonable to permit the Fund to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Plus International Equity Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Index Plus International Equity Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) in June 2010 the Fund’s Sub-Adviser was changed and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) that in June 2010 the Fund’s Sub-Adviser was changed and it is reasonable to permit the Fund to establish a longer performance records for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Capital Appreciation Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Capital Appreciation Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for the one-year and three-year periods, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that stock selection had on the Fund’s performance and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the context of all factors considered by the Board; (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Fund is ranked in the third quintile of its Morningstar category for the three-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that sector allocation and stock selection had on the Fund’s performance; (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and equal to the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that: (1) the Adviser had waived a portion of its advisory fee to meet an expense limitation agreement with respect to the Fund; and (2) Management’s representations with respect to the competitiveness of the Fund’s expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International SmallCap Multi-Manager Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International SmallCap Multi-Manager Fund (formerly, ING International SmallCap Fund), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but underperformed for the three-year, five-year, and ten-year periods; and (3) the Fund is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the most recent calendar quarter, year-to-date, and five-year periods, and the fifth (lowest) quintile for the three-year and ten-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the performance of each of the Sub-Advisers to the Fund; (2) in January 2010, a Sub-Adviser that managed a portion of the Fund’s assets was terminated; (3) in June 2010, the portfolio management team managing a portion of the Fund’s assets was changed; and (4) Management’s confidence in the ability of the Fund’s current Sub-Advisers to execute the Fund’s investment strategy and its expectation that the Portfolio’s longer-term performance will improve.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to reach breakpoint discounts have been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations regarding advisory fee waivers that had been put into place at the request of the Board, which lower the effective management fee rate payable by the Fund; and (2) Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) that in January 2010 a Sub-Adviser that managed a portion of the Fund’s assets was terminated and in June 2010 the portfolio management team of another of the Fund’s sub-advisers was changed and it is reasonable to permit the Fund to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and each Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, three-year, and five-year periods, and the second quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into consideration that, at its October 21, 2010 meeting, the Board approved new advisory fee waivers and expense limitation arrangements for the Fund that would be implemented in November 2010, and would have the effect of lowering the management fee and expense ratios payable by the Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

presented, with the exception of the one-year and three-year periods, during which it underperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and five-year periods, the third quintile for the three-year and ten-year periods, and the fifth (lowest) quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) the Fund’s per account shareholder service fees were eliminated in April 2010; (2) new expense limitation arrangement’s were implemented for the Fund in April 2010; and (3) that in September 2010 the Board approved the addition of a new sub-adviser to the Fund and, if the engagement of the new sub-adviser is approved by shareholders, new advisory fee waivers would be implemented to share the benefit of the sub-adviser’s lower sub-advisory fee rate with Fund investors.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) that in January 2010 the portfolio management team of one of the Fund’s sub-advisers was changed and in September 2010 the Board approved arrangements with a new Sub-Adviser to the Fund and it is reasonable to permit the Fund to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and each of the Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Russia Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Russia Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, three-year, five-year, and ten-year periods, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into consideration that: (1) in January 2010, at the direction of the Board following the 2009 contract renewal process, Management implemented lower expense limits on the Fund; (2) the Fund is one of just three pure Russia funds offered in the market and a higher management fee rate and expense ratio is charged due to the Sub-Adviser’s unique experience in this developing market; and (3) Management’s representations with respect to the competitiveness of the Fund’s expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

ING Global Real Estate Fund and ING International Real Estate Fund

ING Clarion Real Estate Securities, LLC (“Clarion”) has served as sub-adviser to the ING Global Real Estate Fund (“Global Real Estate Fund”) since November 2001 and ING International Real Estate Fund (“International Real Estate Fund” and together with Global Real Estate Fund, the “Clarion Funds”) since February 2006 pursuant to sub-advisory agreements which were last approved for renewal by the Board on November 12, 2010 (the “Former Agreements”). On February 15, 2011, CB Richard Ellis Group, Inc. (“Richard Ellis”) entered into a definitive agreement to acquire the real estate investment management business of ING Group, N.V., including Clarion (the “Transaction”). The completion of the Transaction would result in the assignment and automatic termination of the Former Agreements with Clarion.

The 1940 Act requires that an agreement under which a registered investment adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its “assignment” (as such term is defined under the 1940 Act). A sale of an investment adviser generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the Transaction therefore resulted in the assignment and automatic termination of the Former Agreements.

In anticipation of the Transaction, at a meeting of the Board held on March 3, 2011, the Board, including a majority of the Independent Trustees, determined to appoint Clarion as the sub-adviser to each Clarion Fund under its Proposed Sub-Advisory Agreement. In determining whether to approve each Proposed Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the agreement should be approved. The materials provided to the Board in support of the sub-advisory arrangement with Clarion included the following: (1) a memorandum discussing the change of control of Clarion and the resulting assignment and automatic termination of each Former Agreement; (2) responses from Clarion to questions posed by independent legal counsel to the Independent Trustees; (3) supporting documentation, including a copy of the form of each Proposed Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Clarion Fund’s adviser, ING Investments, LLC (“ING Investments”), or its affiliates who administer the Funds (“Management”) in connection with its management of the funds in the ING Funds Complex, including the Clarion Funds, and a presentation by Clarion at the Joint Meeting of the Investment Review Committees of the Board held on January 13, 2011. Such information included, among other things, a detailed analysis of the Clarion Funds’ performance, including attribution analyses, which had not been provided at regular Board meetings.

The Board’s consideration of whether to approve each Clarion Fund’s Proposed Sub-Advisory Agreement took into account several factors including, but not limited to, the following: (1) ING Investments’ and the Board’s positive view of Clarion’s performance in serving as the Sub-Adviser to each Fund; (2) the nature and quality of the services to be provided by Clarion under each Proposed Sub-Advisory Agreement, including the fact that the Proposed Sub-Advisory Agreements are materially identical to the Current Sub-Advisory Agreements, except with respect to effective dates and duration; (3) the Board’s positive view of Clarion’s personnel, operations, and investment management capabilities and Clarion’s representations that the portfolio management personnel providing day-to-day management services to the Funds would remain in place through the closing of the Transaction and would continue to manage assets after the closing; (4) ING Groep’s representations that neither it nor its respective affiliates have any understanding or arrangement that would reasonably be expected to impose an unfair burden on the Funds or would make unavailable to ING Groep or its affiliates the safe harbor contained in Section 15(f) of the 1940 Act; (5) the fairness of the compensation under each Proposed Sub-Advisory Agreement in light of the services to be provided by Clarion, including the fact that the sub-advisory fees under the Proposed Sub-Advisory Agreements would be paid by ING Investments, and not directly by the Funds; (6) that the sub-advisory fee rate payable by ING Investments would remain unchanged after the Transaction is completed and the Transaction would not affect the advisory fee payable by each respective Fund to ING Investments; (7) the advisory fee and expense ratio

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of each respective Fund as compared to the fee rates and expense ratios of a peer group of comparable investment companies, and the fee rates and expenses charged by Clarion to the respective Funds as compared to other clients for which Clarion provides comparable services; (8) Clarion’s representations that the Transaction would not adversely affect the nature and quality of services to be provided to each respective Fund and was not expected to have a material adverse effect on the ability of Clarion to provide those services; (9) ING Investments’ and the Board’s familiarity with Clarion’s operations and compliance programs, including Clarion’s policies and procedures intended to assure compliance with the federal securities laws, and Clarion’s representations that it did not anticipate material changes to these operations and compliance programs in connection with the Transaction; and (10) Clarion’s representations regarding its Code of Ethics and related procedures for complying with that Code of Ethics, including a representation that Clarion did not anticipate that the Code of Ethics and related procedures would change materially in connection with the Transaction.

In addition, in evaluating the Proposed Sub-Advisory Agreements and ING Investments’ recommendation that the Board approve these agreements, the Board, including the Independent Trustees, recognized the fact that the amount of proceeds to be received by ING Groep in connection with the Transaction would depend, in part, on the amount of assets under management by Clarion immediately following the Transaction. Specifically, the Board recognized that if Clarion was not permitted to serve as the Sub-Adviser of one or more of the Funds after the Transaction, ING Groep would receive fewer proceeds from the Transaction.

After its deliberations, the Board reached the following conclusions: (1) Clarion should be appointed as the sub-adviser to each Fund under the relevant Proposed Sub-Advisory Agreement and continue to provide advisory services to each respective Fund; and (2) the sub-advisory fee rate payable by ING Investments to Clarion with respect to each Fund is reasonable in the context of all factors considered by the Board.

Based on these conclusions and other factors, the Board voted to approve the relevant Proposed Sub-Advisory Agreement on behalf of each Fund. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Fund

The ING International Value Fund has been sub-advised by Brandes Investment Partners, LP (“Brandes”) since March 1995 and ING Investment Management Co. since October 2008. At its September 30, 2010 meeting, the Board determined to: (1) appoint each of del Rey Global Investors, LLC (“del Rey”), ING Investment Management Advisors B.V. (“IIM Europe”), and ING Investment Management Asia/Pacific (Hong Kong) Limited (“IIM Asia/Pacific” and collectively, “ING IM”) as a sub-adviser to the Portfolio; and (2) approve Sub-Advisory Contracts with del Rey, IIM Europe and IIM Asia Pacific under which each would serve as a Sub-Adviser to the Portfolio.

In determining whether to approve the Sub-Advisory Contract with del Rey for International Value, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Contract should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract with del Rey included the following: (1) del Rey’s presentation before the Investment Review Committee for the International/Balanced/Fixed Income Funds at its September 29, 2010 meeting; (2) memoranda and related materials provided to the Board in advance of the Meeting discussing: (a) Management’s rationale for recommending that del Rey serve as an additional sub-adviser to International Value, (b) the performance of del Rey in managing the International Equity Composite, which is managed in an investment style that mirrors its proposed management of International Value (with such performance being compared against relevant benchmark indices and Morningstar Category averages), (c) the expertise of del Rey in managing an international value strategy, and (d) the Adviser’s view of the benefits of having a third sub-adviser appointed to manage a sleeve of International Value’s assets; (3) Fund Analysis and Comparison Tables for International Value that provide information about the performance of the International Equity Composite and the performance of the Fund’s proposed Selected Peer Group; (4) del Rey’s responses to inquiries from K&L Gates LLP; (5) supporting documentation, including a copy of the form of Sub-Advisory Contract with del Rey; (6) an analysis regarding the effect that the proposed sub-adviser addition would have on the Adviser’s profitability; and (7) other information relevant to the Board’s evaluation.

In determining whether to approve the Sub-Advisory Contracts with IIM Asia/Pacific and IIM BV, the Board received and evaluated such information as it deemed

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

necessary for an informed determination of whether the Sub-Advisory Contracts should be approved for International Value. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contracts with IIM Asia/Pacific and IIM BV included the following: (1) memoranda and related materials provided to the Board in advance of the Meeting discussing: (a) Management’s rationale for recommending that IIM Asia/Pacific and IIM BV each serve as a sub-adviser to International Value, and (b) the “global ING IM multi-manager” approach utilized when engaging ING-affiliated sub-advisers to manage the assets of an ING Fund; (2) responses from each of IIM Asia/Pacific and IIM BV to inquiries from K&L Gates LLP; (3) supporting documentation, including copies of the forms of the Sub-Advisory Contracts with IIM Asia/Pacific and IIM BV; and (4) other information relevant to the Board’s evaluation. The Board also considered Management’s representations that there was no intention to allocate assets of the Portfolio to be managed on a day-to-day basis by IIM Asia/Pacific and IIM BV at this time, and that at such time as either IIM Asia/Pacific or IIM BV is directed by the Adviser to provide investment advisory services to all or a portion of International Value’s assets, Management will undertake to provide the Board and counsel to the Non-Interested Directors with additional information regarding its services relevant to the Board’s evaluation.

In reaching its decision to engage each of del Rey, IIM Asia/Pacific and IIM BV as an additional sub-adviser to International Value, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of each of del Rey, IIM Asia/Pacific and IIM BV as a manager to similar funds; (2) each of del Rey’s, IIM Asia/Pacific’s and IIM BV’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by each of del Rey, IIM Asia/Pacific and IIM BV under the proposed Sub-Advisory Contracts; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of each of del Rey, IIM Asia/Pacific and IIM BV and its fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Sub-Advisory Contracts in light of the services to be provided by each of del Rey, IIM Asia/Pacific and IIM BV and the projected profitability of del Rey as one of International Value’s sub-advisers; (6) the costs for the services to be provided by each of del Rey, IIM Asia/Pacific and IIM BV, including that the management fee would not change after the appointment of each of del Rey, IIM Asia/Pacific and IIM BV; (7) the sub-advisory fee payable by the Adviser to each of del Rey, IIM Asia/Pacific and IIM BV; (8) each of del Rey’s, IIM Asia/Pacific’s and IIM BV’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of each of del Rey, IIM Asia/Pacific and IIM BV in light of International Value’s investment objective and investor base; (10) del Rey’s Code of Ethics that had been approved by the Board at this Meeting and related procedures for complying with that Code; and (11) the Code of Ethics and related procedures for complying with that Code IIM Asia/Pacific and IIM BV which have been previously approved by the Board.

After its deliberation, the Board reached the following conclusions: (1) each of del Rey, IIM Asia/Pacific and IIM BV should be appointed to serve as an additional sub-adviser to International Value under the new Sub-Advisory Contracts; (2) the sub-advisory fee rate payable by the Adviser to each of del Rey, IIM Asia/Pacific and IIM BV is reasonable in the context of all factors considered by the Board; and (3) each of del Rey, IIM Asia/Pacific and IIM BV maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from International Value’s CCO that each sub-adviser’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contracts for International Value. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING International Core Fund

At a meeting held on November 18, 2010, the Board considered the initial approval of Advisory and Sub-Advisory Contracts for ING International Core Fund.

In determining whether to initially approve the Advisory and Sub-Advisory Contracts for ING International Core Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for the Fund, should be approved. The materials provided to the Board in support of the Fund’s advisory and sub-advisory contracts included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Fund that discusses, among other things: (a) the Adviser’s experience and expertise in the management of other funds within the ING Funds complex, (b) the experience

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of the Adviser overseeing sub-advisers to other funds within the ING Fund complex, (c) the experience of Thornburg Investment Management, Inc. (“Thornburg”) in managing its International Equity Strategy; and (d) the experience of Wellington Management Company, LLP (“Wellington”) in managing its International Opportunities Strategy; (2) information about the Fund’s investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare the Fund’s fee structure to its comparable selected peer group (“Selected Peer Group”) and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the Advisory and Sub-Advisory Contracts for the Fund; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight of other sub-advisers managing Funds in the ING Funds complex, and by Thornburg and Wellington at the November 17, 2010 International/Balanced/Fixed Income Funds Investment Review Committee meeting regarding the Fund.

The Board’s consideration of whether to approve the Advisory Contract with the Adviser on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Fund under the Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other funds within the ING Funds complex; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Fund and taking into account the sub-advisory fees payable by the Adviser to Thornburg and Wellington, respectively; (5) the fairness of the Adviser’s compensation under an Advisory Contract with a level fee rate that does not include breakpoints; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed net management fee is equal to the median and below the average management fee of the funds in the Fund’s proposed Selected Peer Group, and (b) the proposed expense ratio for the Fund is below the median and the average expense ratio of the funds in the Fund’s proposed Selected Peer Group; (7) the projected profitability of the Adviser when sub-advisory fees payable by the Adviser to Thornburg and Wellington, respectively are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities and resources of the Adviser; (9) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the ING Funds complex; (10) the information that had been provided by the Adviser at regular Board meetings with respect to its capabilities as a manager-of-managers in overseeing similar funds; and (11) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of the Fund.

In reviewing the proposed Sub-Advisory Contract with Thornburg, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of Thornburg and its sub-advisory services; (2) Thornburg’s strength and reputation in the industry; (3) the information that had been provided by Thornburg in advance of the November 17, 2010 International/Balanced/Fixed Income Funds Investment Review Committee meeting at which Thornburg presented with respect to Thornburg’s sub-advisory services; (4) the nature and quality of the services to be provided by Thornburg under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Thornburg; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by Thornburg as the Fund’s Sub-Adviser; (7) Thornburg’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by the Trust’s Chief Compliance Officer; (8) Thornburg’s financial condition; (9) the appropriateness of the selection of Thornburg in light of the Fund’s investment objective and prospective investor base; and (10) Thornburg’s Code of Ethics, which were previously approved by the Board.

In reviewing the proposed Sub-Advisory Contract with Wellington, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of Wellington and its sub-advisory services; (2) Wellington’s strength and reputation in the industry; (3) the information that had been provided by Wellington in advance of the November 17, 2010 International/Balanced/Fixed Income Funds Investment Review Committee meeting at which Wellington presented with respect to Wellington’s sub-advisory services; (4) the nature and quality of the services to be provided by Thornburg under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and resources of Wellington; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by Wellington as the Fund’s Sub-Adviser; (7) Wellington’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by the Trust’s Chief Compliance Officer; (8) Wellington’s financial condition; (9) the appropriateness of the selection of Wellington in light of the Fund’s investment objective and prospective investor base; and (10) Wellington’s Code of Ethics, which were approved by the Board at its November 18, 2010 meeting.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to Thornburg is reasonable in the context of all factors considered by the Board; (4) the sub-advisory fee rate payable by the Adviser to Wellington is reasonable in the context of all factors considered by the Board; (5) the Adviser maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance programs; and (6) each of Thornburg and Wellington maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Trust’s Chief Compliance Officer that each of Thornburg and Wellington’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for the Fund. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING International Growth Fund

At a meeting held on November 18, 2010, the Board considered the initial approval of Advisory and Sub-Advisory Contracts for ING International Growth Fund.

In determining whether to initially approve the Advisory and Sub-Advisory Contracts for ING International Growth Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for the Fund, should be approved. The materials provided to the Board in support of the Fund’s advisory and sub-advisory contracts included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Fund that discusses, among other things: (a) the Adviser’s experience and expertise in the management of other funds within the ING Funds complex, (b) the experience of the Adviser overseeing sub-advisers to other funds within the ING Fund complex, (c) the experience of Baillie Gifford Overseas Limited (“Baillie Gifford”) in managing its EAFE Focus strategy; and (d) the experience of T.Rowe Price Associates, Inc., T.Rowe Price International Inc., and T.Rowe Price Global Toshi Komon (collectively, “T.Rowe Price”) in managing its International Growth Equity strategy; (2) information about the Fund’s investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare the Fund’s fee structure to its comparable Selected Peer Group and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the Advisory and Sub-Advisory Contracts for the Fund; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight of other sub-advisers managing Funds in the ING Funds complex, and by Baillie Gifford and T.Rowe Price at the September 29, 2010 International/Balanced/Fixed Income Funds Investment Review Committee meeting regarding the Fund.

The Board’s consideration of whether to approve the Advisory Contract with the Adviser on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Fund under the Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other funds within the ING Funds complex; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Fund and taking into account the sub-advisory fees payable by the Adviser to Baillie Gifford and T.Rowe Price, respectively; (5) the fairness of the Adviser’s compensation under an Advisory Contract with level fees that does not include breakpoints; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed net management fee is equal to the median and below the average management fee of the funds in the Fund’s Selected Peer Group, and (b) proposed expense ratio for the Fund is below the median and the average expense ratio of the funds in the Fund’s proposed Selected Peer Group; (7) the projected profitability of the Adviser when sub-advisory fees payable by the Adviser to Baillie Gifford and T.Rowe Price, respectively, are taken

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

into account; (8) the personnel, operations, financial condition, and investment management capabilities and resources of the Adviser; (9) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the ING Funds complex; (10) the information that had been provided by the Adviser at regular Board meetings with respect to its capabilities as a manager-of-managers in overseeing similar funds; and (11) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of the Fund.

In reviewing the proposed Sub-Advisory Contract with Baillie Gifford, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of Baillie Gifford and its sub-advisory services; (2) Baillie Gifford’s strength and reputation in the industry; (3) the information that had been provided by Baillie Gifford in advance of the September 29, 2010 International/Balanced/Fixed Income Funds Investment Review Committee meeting at which Baillie Gifford presented with respect to Baillie Gifford’s sub-advisory services; (4) the nature and quality of the services to be provided by Baillie Gifford under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Baillie Gifford; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by Baillie Gifford as the Fund’s Sub-Adviser; (7) the costs for the services to be provided by Baillie Gifford; (8) Baillie Gifford’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by the Trust’s Chief Compliance Officer; (9) Baillie Gifford’s financial condition; (10) the appropriateness of the selection of Baillie Gifford in light of the Fund’s investment objective and prospective investor base; and (11) Baillie Gifford’s Code of Ethics, which were approved by the Board at its November 18, 2010 meeting.

In reviewing the proposed Sub-Advisory Contract with T.Rowe Price Associates, Inc. the proposed Investment Subadvisory Agreement with T.Rowe Price International, Inc. and the Investment Management Sub-Delegation Agreement with T.Rowe Price Global Toshi Komon (collectively, the “Sub-Advisory Contract”), the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of T.Rowe Price and its sub-advisory services; (2) T.Rowe Price’s strength and reputation in the industry; (3) the information that had been provided by T.Rowe Price in advance of the September 29, 2010 International/Balanced/Fixed Income Funds Investment Review Committee meeting at which T.Rowe Price presented with respect to T.Rowe Price’s sub-advisory services; (4) the nature and quality of the services to be provided by Baillie Gifford under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of T.Rowe Price; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by T.Rowe Price as the Fund’s Sub-Adviser; (7) the costs for the services to be provided by T.Rowe Price; (8) T.Rowe Price’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by the Trust’s Chief Compliance Officer; (9) T.Rowe Price’s financial condition; (10) the appropriateness of the selection of T.Rowe Price in light of the Fund’s investment objective and prospective investor base; and (11) T.Rowe Price’s Code of Ethics, which were approved by the Board at its November 18, 2010 meeting.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to Baillie Gifford is reasonable in the context of all factors considered by the Board; (4) the sub-advisory fee rate payable by the Adviser to T.Rowe Price is reasonable in the context of all factors considered by the Board; (5) the Adviser maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance programs; and (6) each of Baillie Gifford and T.Rowe Price maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Trust’s Chief Compliance Officer that each of Baillie Gifford and T.Rowe Price’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for the Fund. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Core Equity Research Fund
ING Real Estate Fund

Domestic Equity Fund-of-Funds
ING Capital Allocation Fund

Domestic Equity Growth Funds
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds
ING Alternative Beta Fund
ING Emerging Countries Fund
ING Global Opportunities Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Core Fund
ING International Growth Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Fund
ING Global Bond Fund

Global and International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Funds
ING Senior Income Fund
ING Floating Rate Fund

Money Market Fund*
ING Money Market Fund

*	An investment in the funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

SAR-UINTALL (0411-062411)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	as of April 30, 2011 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 92.9%

		Australia: 0.7%

217,147		Aquarius Platinum Ltd.	$1,251,709	0.7

		Brazil: 14.0%

67,824		Banco do Brasil SA	1,245,941	0.7

194,062		BM&FBOVESPA SA	1,456,822	0.8

88,223		BR Malls Participacoes
		SA	932,028	0.5

35,827		Cia de Bebidas das

		Americas ADR	1,167,244	0.6

15,780		Cia de Concessoes
		Rodoviarias	489,990	0.3

93,149		Cosan Ltd.	1,159,705	0.7

89,440		Cyrela Brazil Realty SA	947,727	0.5

83,784		Itau Unibanco Holding SA ADR	1,989,869	1.2

55,514		Localiza Rent a Car SA	954,522	0.5

14,127		Lojas Renner SA	523,522	0.3

117,162		MRV Engenharia e Participacoes SA	1,022,524	0.6

193,587	@	OGX Petroleo e Gas Participacoes SA	2,045,141	1.2

50,707		Petroleo Brasileiro SA ADR	1,692,093	1.0

194,269		Petroleo Brasileiro SA	3,552,706	2.1

52,402		Redecard SA	761,448	0.4

39,125		Vale SA ADR	1,306,775	0.7

97,836		Vale SA	3,209,583	1.9

			24,457,640	14.0

		Canada: 0.9%

53,890		Pacific Rubiales Energy Corp.	1,637,518	0.9

		China: 15.7%

216,000		Anhui Conch Cement Co., Ltd.	1,024,116	0.6

1,092,000		Bank of Communications Co., Ltd.	1,159,353	0.7

390,275		BBMG Corp.	644,093	0.4

3,254,618		China Construction Bank	3,081,870	1.8

167,877		China Life Insurance Co., Ltd.	600,063	0.3

1,140,000		China Petroleum & Chemical Corp.	1,149,086	0.7

1,357,000		China Shanshui Cement Group Ltd.	1,521,825	0.8

676,000		China Telecom Corp., Ltd.	393,328	0.2

417,000		China Yurun Food Group Ltd.	1,532,145	1.0

735,000		CNOOC Ltd.	1,826,899	1.0

165,741		Dongfang Electrical Machinery Co., Ltd.	544,420	0.3

656,000		Guangzhou Automobile Group Co. Ltd.	742,192	0.4

762,501		Harbin Power Equipment	735,466	0.4

619,000		Huabao International Holdings Ltd.	918,188	0.5

3,641,525		Industrial & Commercial Bank of China	$3,088,789	1.8

1,080,000		Lonking Holdings Ltd	798,312	0.5

457,500		Parkson Retail Group Ltd.	703,869	0.4

899,700		Shimao Property Holdings Ltd.	1,225,807	0.7

176,000		Tsingtao Brewery Co., Ltd.	937,255	0.5

669,000		Want Want China Holdings Ltd.	601,350	0.3

151,094		Weichai Power Co. Ltd.	1,035,346	0.6

510,739		Yanzhou Coal Mining Co., Ltd.	2,008,997	1.2

276,720		ZTE Corp.	999,005	0.6

			27,271,774	15.7

		Czech Republic: 0.8%

5,478		Komercni Banka AS	1,444,168	0.8

		Egypt: 0.4%

163,387		Commercial International Bank	756,403	0.4

		Hong Kong: 4.1%

162,000		AAC Acoustic Technology Holdings, Inc.	424,311	0.2

341,800	@	AIA Group Ltd.	1,152,719	0.7

1,421,000		C C Land Holdings Ltd.	548,391	0.3

1,128,000	L	Chaoda Modern Agriculture Holdings Ltd.	704,244	0.4

272,000		China Mobile Ltd.	2,501,987	1.5

367,840		China Overseas Land & Investment Ltd.	709,759	0.4

1,020,000	L	Vinda International Holdings Ltd.	1,082,614	0.6

			7,124,025	4.1

		Hungary: 0.9%

5,780	@	MOL Hungarian Oil and Gas NyRt	807,820	0.5

20,900		OTP Bank Nyrt	741,999	0.4

			1,549,819	0.9

		India: 7.3%

129,796		Bharti Airtel Ltd.	1,116,788	0.6

48,600		Canara Bank	695,407	0.4

14,049		Hero Honda Motors Ltd	543,548	0.3

77,400		Hindustan Petroleum Corp. Ltd	654,159	0.4

112,634		Housing Development Finance Corp.	1,801,845	1.1

51,632		ICICI Bank Ltd.	1,304,815	0.7

38,529		Infosys Technologies Ltd.	2,532,953	1.4

35,251		JSW Steel Ltd.	756,978	0.4

47,322		Larsen & Toubro Ltd.	1,709,922	1.0

124,758		Oriental Bank Of Commerce	976,827	0.6

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		India: (continued)

106,700		Yes Bank Ltd.	$738,626	0.4

			12,831,868	7.3

		Indonesia: 3.3%

1,685,796		Bank Mandiri Persero TBK PT	1,409,957	0.8

1,535,300		Bank Rakyat Indonesia	1,159,191	0.7

141,100		Indo Tambangraya Megah PT	773,088	0.4

2,434,000		Perusahaan Gas Negara PT	1,139,910	0.7

1,448,000		Telekomunikasi Indonesia Tbk PT	1,305,150	0.7

			5,787,296	3.3

		Luxembourg: 1.2%

35,166	@,L	Evraz Group SA GDR	1,194,984	0.6

29,275		Ternium SA ADR	984,226	0.6

			2,179,210	1.2

		Malaysia: 0.9%

224,700		Genting Bhd	881,191	0.5

294,000	@	Petronas Chemicals Group Bhd	717,630	0.4

			1,598,821	0.9

		Mexico: 3.2%

56,108		America Movil SAB de
		CV ADR	3,209,377	1.8

284,541	@	Mexichem SA de CV	1,081,393	0.6

427,548	@	Wal-Mart de Mexico SA de CV	1,337,051	0.8

			5,627,821	3.2

		Netherlands: 0.4%

21,733	@	X5 Retail Group N.V. GDR	768,698	0.4

		Panama: 0.2%

7,510		Copa Holdings SA	436,707	0.2

		Peru: 0.1%

7,934	@	Intergroup Financial Services Corp.	222,152	0.1

		Philippines: 0.3%

3,276,200		Energy Development Corp.	517,541	0.3

		Russia: 8.3%

315,076		Gazprom OAO ADR	5,375,196	3.0

32,671		Lukoil-Spon ADR	2,277,169	1.3

55,487		Mechel OAO ADR	1,585,264	0.9

13,286		NovaTek OAO GDR	1,873,618	1.1

956,726		Sberbank of Russian Federation	3,489,891	2.0

			14,601,138	8.3

		South Africa: 5.0%

25,019		AngloGold Ashanti Ltd	1,274,093	0.7

95,390		Imperial Holdings Ltd.	1,716,336	1.0

79,583		MTN Group Ltd.	1,770,113	1.0

45,767		Naspers Ltd.	$2,756,188	1.6

82,066		Standard Bank Group Ltd.	1,288,890	0.7

			8,805,620	5.0

		South Korea: 13.6%

110,480	@	BS Financial Group, Inc.	1,608,256	0.9

16,694		Hanjin Heavy Industries & Construction Co., Ltd.	608,206	0.3

22,190		Hynix Semiconductor, Inc.	701,648	0.4

2,764		Hyundai Mipo Dockyard Co., Ltd.	490,920	0.3

6,080		Hyundai Mobis	2,039,283	1.2

36,640		KB Financial Group, Inc.	1,964,104	1.1

30,571		Kia Motors Corp.	2,199,235	1.2

4,511		LG Chem Ltd.	2,241,147	1.3

34,870		LG Display Co., Ltd.	1,250,823	0.7

5,380		POSCO	2,360,935	1.3

6,118		Samsung Electronics Co., Ltd.	5,110,249	3.0

9,940		Samsung Engineering Co. Ltd	2,210,637	1.3

11,202		Samsung Life Insurance Co. Ltd.	1,016,998	0.6

			23,802,441	13.6

		Taiwan: 7.1%

496,000		Cathay Financial Holding Co., Ltd.	829,297	0.5

1,941,733		Chinatrust Financial Holding Co., Ltd.	1,783,952	1.0

237,000	@	E Ink Holdings, Inc.	484,088	0.3

1,047,748		Far Eastern New Century Corp.	1,649,511	0.9

501,300		HON HAI Precision Industry Co., Ltd.	1,903,698	1.1

172,000		Orise Technology Co. Ltd.	390,696	0.2

281,997		Taiwan Fertilizer Co., Ltd.	951,478	0.5

1,409,431		Taiwan Semiconductor Manufacturing Co., Ltd.	3,645,475	2.1

1,183,000		Yuanta Financial Holding Co., Ltd.	823,309	0.5

			12,461,504	7.1

		Thailand: 1.5%

154,300		PTT Exploration & Production PCL	957,630	0.5

444,000		Siam Commercial Bank PCL	1,727,973	1.0

			2,685,603	1.5

		Turkey: 1.5%

203,538		Turkcell Iletisim Hizmet AS	1,203,937	0.7

130,634		Turkiye Garanti Bankasi AS	676,573	0.4

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Turkey: (continued)

89,691		Turkiye Halk Bankasi AS	$777,435	0.4

			2,657,945	1.5

		United Kingdom: 1.5%

18,400		Antofagasta PLC	423,171	0.2

39,400	@	Nomos - Bank	695,410	0.4

37,292		Vedanta Resources PLC	1,456,230	0.9

			2,574,811	1.5

	Total Common Stock (Cost $120,558,793)		163,052,232	92.9

EXCHANGE-TRADED FUNDS: 5.1%

		China: 0.9%

935,700		iShares FTSE/Xinhua A50 CHINA Index ETF	1,614,470	0.9

		Malaysia: 1.9%

221,992		iShares MSCI Malaysia Index Fund	3,332,100	1.9

		Taiwan: 2.3%

249,332	L	iShares MSCI Taiwan Index Fund	3,989,312	2.3

	Total Exchange-Traded Funds (Cost $8,350,095)		8,935,882	5.1

PREFERRED STOCK: 1.8%

		Brazil: 1.8%

65,916		Cia Energetica de Minas Gerais	1,341,616	0.8

95,243		Gerdau SA	1,135,143	0.6

26,200	#,@	Itau Unibanco Holding SA ADR	622,250	0.4

	Total Preferred Stock (Cost $2,903,485)		3,099,009	1.8

	Total Long-Term Investments (Cost $131,812,373)		175,087,123	99.8

SHORT-TERM INVESTMENTS: 1.6%

		Securities Lending: 1.6%

2,645,600		BNY Mellon Overnight Government Fund(1)	2,645,600	1.5

161,615	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	129,292	0.1

	Total Short-Term Investments (Cost $2,807,215)		2,774,892	1.6

	Total Investments in Securities (Cost $134,619,588)*		$177,862,015	101.4
	Liabilities in Excess of Other Assets		(2,533,979)	(1.4)

	Net Assets		$175,328,036	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
R	Restricted Security
L	Loaned security, a portion or all of the security is on loan at April 30, 2011.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $140,099,712.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$45,359,095
Gross Unrealized Depreciation	(7,596,792)

Net Unrealized appreciation	$37,762,303

Industry	Percentage of Net Assets
Consumer Discretionary	8.0%
Consumer Staples	5.3
Energy	15.1
Financials	26.0
Industrials	6.7
Information Technology	10.4
Materials	14.9
Telecommunications	6.6
Utilities	1.7
Other Long-Term Investments	5.1
Short-Term Investments	1.6
Other Assets and Liabilities - Net	(1.4)

Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	as of April 30, 2011 (Unaudited) (Continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Asset Table
Investments, at value
Common Stock
Australia	$—	$1,251,709	$—	$1,251,709
Brazil	22,467,771	1,989,869	—	24,457,640
Canada	1,637,518	—	—	1,637,518
China	918,188	26,353,586	—	27,271,774
Czech Republic	—	1,444,168	—	1,444,168
Egypt	—	756,403	—	756,403
Hong Kong	—	7,124,025	—	7,124,025
Hungary	—	1,549,819	—	1,549,819
India	—	12,831,868	—	12,831,868
Indonesia	—	5,787,296	—	5,787,296
Luxembourg	984,226	1,194,984	—	2,179,210
Malaysia	717,630	881,191	—	1,598,821
Mexico	5,627,821	—	—	5,627,821
Netherlands	—	768,698	—	768,698
Panama	436,707	—	—	436,707
Peru	222,152	—	—	222,152
Philippines	—	517,541	—	517,541
Russia	12,727,520	1,873,618	—	14,601,138
South Africa	—	8,805,620	—	8,805,620
South Korea	1,608,256	22,194,185	—	23,802,441
Taiwan	—	12,461,504	—	12,461,504
Thailand	—	2,685,603	—	2,685,603
Turkey	—	2,657,945	—	2,657,945
United Kingdom	695,410	1,879,401	—	2,574,811

Total Common Stock	48,043,199	115,009,033	—	163,052,232

Exchange-Traded Funds	8,935,882	—	—	8,935,882
Preferred Stock	2,476,759	622,250	—	3,099,009
Short-Term Investments	2,645,600	—	129,292	2,774,892

Total Investments, at value	$62,101,440	$115,631,283	$129,292	$177,862,015

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 28.1%

		Consumer Discretionary: 4.6%

500,000	S	AMC Entertainment, Inc., 8.750%, 06/01/19	$545,000	0.1

1,080,000	S	AutoZone, Inc., 4.000%, 11/15/20	1,018,870	0.2

330,000	S	Cablevision Systems Corp., 8.625%, 09/15/17	371,250	0.1

400,000	S	CCO Holdings LLC / CCO Holdings Capital Corp., 7.250%, 10/30/17	428,000	0.1

360,000	S	Clear Channel Worldwide Holdings, Inc., 9.250%, 12/15/17	402,300	0.1
680,000	S	Clear Channel Worldwide Holdings, Inc., 9.250%, 12/15/17	759,050	0.1

675,000	S	Comcast Corp., 5.700%, 05/15/18	747,675	0.1
336,000	S	Comcast Corp., 5.900%, 03/15/16	378,968	0.1
718,000	S	Comcast Corp., 6.550%, 07/01/39	778,097	0.1

1,104,000	S	CVS Caremark Corp., 6.125%, 09/15/39	1,151,179	0.2

887,000	S	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.500%, 03/01/16	901,565	0.2
873,000	S	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.000%, 03/01/21	897,378	0.2
917,000		S DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 6.375%, 03/01/41	961,495	0.2

700,000	S	DISH DBS Corp., 7.125%, 02/01/16	749,000	0.1

991,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	1,099,674	0.2

500,000	S	Ltd. Brands, Inc., 8.500%, 06/15/19	578,750	0.1

840,000	S	Macy’s Retail Holdings, Inc., 6.375%, 03/15/37	844,200	0.2

800,000	#	Myriad International Holding BV, 6.375%, 07/28/17	860,000	0.2

1,314,000	#	NBC Universal,Inc., 2.875%, 04/01/16	1,300,317	0.2
270,000	#	NBC Universal,Inc., 3.650%, 04/30/15	279,897	0.1

442,000	#	NBC Universal,Inc., 5.150%,04/30/20	$462,547	0.1

774,000	S	News America,Inc., 6.900%,03/01/19	913,019	0.2

500,000	S	Pinnacle Entertainment, Inc., 8.625%, 08/01/17	552,500	0.1

510,000	#	QVC, Inc., 7.375%,10/15/20	538,050	0.1
230,000	#,S	QVC, Inc., 7.500%, 10/01/19	245,525	0.0

910,000	#	Rent-A-Center,Inc., 6.625%,11/15/20	915,688	0.2

255,000	#	Sigma Alimentos SA de CV, 5.625%,04/14/18	256,913	0.0

765,000	S	Time Warner Cable, Inc., 5.875%, 11/15/40	748,306	0.1
937,000	S	Time Warner Cable, Inc., 6.750%, 06/15/39	1,021,807	0.2

150,000	S	Time Warner Cable, Inc., 7.500%, 04/01/14	173,285	0.0

332,000	S	Time Warner, Inc., 3.150%, 07/15/15	340,407	0.1

1,481,000	S	Time Warner, Inc., 7.700%, 05/01/32	1,790,568	0.4

210,000	S	Wyndham Worldwide Corp., 7.375%, 03/01/20	232,953	0.0

735,000	S	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.875%,11/01/17	804,825	0.2

			24,049,058	4.6

		Consumer Staples: 2.2%

388,000	S	Altria Group, Inc., 9.250%, 08/06/19	511,507	0.1
900,000	S	Altria Group, Inc., 9.700%, 11/10/18	1,200,031	0.2

500,000	S	Constellation Brands, Inc., 7.250%, 09/01/16	547,500	0.1

1,096,000	S	Diageo Capital PLC, 5.200%,01/30/13	1,175,225	0.2

1,000,000	#	JBS Finance II Ltd., 8.250%, 01/29/18	1,042,500	0.2

910,000	S	JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14	1,069,250	0.2

2,632,000	S	Kellogg Co., 4.000%, 12/15/20	2,612,196	0.6

857,000	S	Kraft Foods, Inc., 5.375%, 02/10/20	929,176	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited) (Continued)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)

		Consumer Staples: (continued)

703,000	S	Lorillard Tobacco Co., 6.875%,05/01/20	$775,301	0.1

555,000	S	Smithfield Foods,Inc., 10.000%, 07/15/14	660,450	0.1

150,000	S	TreeHouse Foods,Inc., 7.750%,03/01/18	161,813	0.0

825,000	S	Tyson Foods, Inc., 6.850%, 04/01/16	926,063	0.2

			11,611,012	2.2

		Energy: 3.3%

500,000	S	Arch Coal, Inc., 8.750%, 08/01/16	562,500	0.1

555,000	#	CNPC HK Overseas Capital Ltd., 5.950%,04/28/41	560,124	0.1

265,000	S	ConocoPhillips, 5.750%, 02/01/19	304,298	0.1

150,000	S	Consol Energy,Inc., 8.250%,04/01/20	168,000	0.0
150,000	S	Consol Energy,Inc., 8.000%,04/01/17	166,500	0.0

411,000	S	Enbridge Energy Partners L.P., 9.875%, 03/01/19	543,723	0.1

845,000	S	Energy Transfer Equity L.P., 7.500%, 10/15/20	929,500	0.2

246,000	S	Energy Transfer Partners L.P., 9.700%, 03/15/19	322,813	0.1

597,000	S	Enterprise Products Operating LLC, 6.450%,09/01/40	642,036	0.1

500,000	#	Gazprom OAO Via Gaz Capital SA, 5.092%, 11/29/15	525,000	0.1

506,000	S	Hess Corp., 7.000%, 02/15/14	575,945	0.1

765,000		Kazatomprom, 6.250%, 05/20/15	816,638	0.2
357,000	#	Kazatomprom, 6.250%, 05/20/15	381,098	0.1

521,000	#	KazMunayGas National Co., 7.000%, 05/05/20	568,411	0.1
1,000,000	#	KazMunayGas National Co., 11.750%, 01/23/15	1,255,000	0.1

500,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	518,750	0.1

1,080,000	#	Lukoil International Finance BV, 6.125%, 11/09/20	1,104,300	0.2

835,000	S	Massey Energy Co., 6.875%,12/15/13	$854,831	0.2

500,000	S	Newfield Exploration Co., 6.875%, 02/01/20	531,250	0.1

450,000	#	Novatek Finance Ltd., 6.604%,02/03/21	475,875	0.1

1,200,000	#	Novatek Finance Ltd.., 5.326%, 02/03/16	1,247,598	0.1

260,000	#	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 06/30/21	275,210	0.1

1,063,000	S	Pemex Project Funding Master Trust, 6.625%,06/15/35	1,084,416	0.2

336,000	S	Petrobras International Finance Co. -Pifco, 5.375%,01/27/21	342,430	0.1
420,000	S	Petrobras International Finance Co. -Pifco, 6.750%,01/27/41	439,247	0.1

300,000	S	Petrobras International Finance Co., 7.875%, 03/15/19	355,554	0.1

480,000	S	Pioneer Natural Resources Co., 7.500%, 01/15/20	546,333	0.1

500,000	#	Reliance Holdings USA, Inc., 4.500%,10/19/20	473,921	0.1
300,000	#	Reliance Holdings USA, Inc., 6.250%,10/19/40	286,615	0.1

479,000	S	Transcontinental Gas Pipe Line Co.LLC, 6.050%,06/15/18	544,904	0.1

			17,402,820	3.3

		Financials: 8.6%

1,201,000	S	ACE INA Holdings,Inc., 5.900%,06/15/19	1,346,876	0.3

600,000	#	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.750%, 04/28/21	612,000	0.1

847,000	S	American Express Credit Corp., 2.750%, 09/15/15	845,184	0.2
1,871,000	S	American Express Credit Corp., 5.125%, 08/25/14	2,044,986	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited) (Continued)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)

		Financials: (continued)

1,395,000	S	American International Group, Inc., 6.400%, 12/15/20	$1,528,927	0.3

540,000	#	Banco de Credito del Peru, 5.375%,09/16/20	503,550	0.1

800,000	#	Banco Votorantim SA, 7.375%,01/21/20	844,000	0.2

300,000	#	Banco Votorantim SA, 5.250%,02/11/16	304,500	0.1

200,000	S	Bank of America Corp., 5.420%,03/15/17	208,800	0.0
1,550,000	S	Bank of America Corp., 5.625%,07/01/20	1,629,744	0.3

375,000	S	Barclays Bank PLC, 5.140%,10/14/20	365,361	0.1

1,028,000	#	Barclays Bank PLC, 5.926%,09/29/49	992,020	0.2
627,000	#	Barclays Bank PLC, 6.050%,12/04/17	667,585	0.1

650,000	S	BB&T Corp., 5.700%, 04/30/14	721,119	0.1

631,000	S	Capital One Bank USA NA, 8.800%,07/15/19	809,360	0.2

1,000,000	S	Capital One Capital V, 10.250%,08/15/39	1,086,250	0.2

140,000	S	Capital One Financial Corp., 7.375%, 05/23/14	162,810	0.0

848,000	S	Citigroup, Inc., 5.000%, 09/15/14	898,641	0.2
475,000	S	Citigroup, Inc., 6.010%, 01/15/15	526,942	0.1
801,000	S	Citigroup, Inc., 8.500%, 05/22/19	999,549	0.2

624,000	S	Discover Bank/Greenwood DE, 7.000%, 04/15/20	702,895	0.1

530,000	#	Ferrexpo Finance PLC, 7.875%,04/07/16	550,055	0.1

651,000	S	Fifth Third Bancorp, 8.250%, 03/01/38	800,942	0.2

1,058,000	S	First Horizon National Corp., 5.375%, 12/15/15	1,127,401	0.2

500,000	S	Ford Motor Credit Co. LLC, 8.125%,01/15/20	594,852	0.1

1,021,000	S	General Electric Capital Corp., 2.250%, 11/09/15	$1,001,916	0.2
1,120,000	S	General Electric Capital Corp., 4.375%, 09/16/20	1,106,780	0.2
220,000	S	General Electric Capital Corp., 6.000%, 08/07/19	245,370	0.0

850,000	S	Genworth Financial, Inc., 6.515%, 05/22/18	862,525	0.2

1,982,000	S	Goldman Sachs Group, Inc., 5.375%, 03/15/20	2,064,799	0.4
500,000	S	Goldman Sachs Group, Inc., 6.250%, 09/01/17	557,302	0.1

2,126,000	S	HSBC USA, Inc., 5.000%, 09/27/20	2,132,889	0.4

325,000	#	Hyundai Capital America, 3.750%,04/06/16	323,260	0.1

762,000	#	ICICI Bank Ltd., 5.750%, 11/16/20	767,706	0.1

619,000	S	International Lease Finance Corp., 6.625%, 11/15/13	648,403	0.1
139,000	#	International Lease Finance Corp., 8.625%, 09/15/15	153,248	0.0

250,000		JPMorgan Chase Bank NA, 5.875%,06/13/16	279,915	0.1

601,000	S	JPMorgan Chase &Co., 4.400%,07/22/20	594,803	0.1

1,219,000	#	Lloyds TSB Bank PLC, 6.500%,09/14/20	1,246,120	0.2

581,000	S	Merrill Lynch & Co.,Inc., 6.050%,05/16/16	625,810	0.1

852,000	S	Morgan Stanley, 4.100%, 01/26/15	883,242	0.2
1,486,000	S	Morgan Stanley, 7.300%, 05/13/19	1,706,662	0.3

3,000	S	National City Corp., 6.875%, 05/15/19	3,505	0.0

857,000	#	Pacific Life Insurance Co., 9.250%, 06/15/39	1,153,665	0.2

219,000	S	Principal Financial Group, Inc., 7.875%, 05/15/14	254,433	0.0

1,245,000	S	Protective Life Corp., 8.450%,10/15/39	1,435,713	0.3

500,000	#	Sinochem Overseas Capital Co. Ltd., 4.500%, 11/12/20	477,695	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited) (Continued)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)

		Financials: (continued)

762,000	#	Sinochem Overseas Capital Co. Ltd., 6.300%,11/12/40	$745,116	0.1

645,000	S	SLM Corp., 8.000%, 03/25/20	715,380	0.1

522,000	S	SLM Corp., 5.375%, 05/15/14	545,349	0.1

400,000	#	Vnesheconombank Via VEB Finance Ltd, 6.902%,07/09/20	430,000	0.1

588,000	#	Voto-Votorantim Ltd., 6.750%,04/05/21	629,160	0.1

1,000,000	#	VTB Bank Via VTB Capital SA, 6.551%, 10/13/20	1,021,300	0.2

400,000		VTB Bank Via VTB Capital SA, 6.250%, 06/30/35	424,252	0.1

408,000	S	Wachovia Bank NA, 6.000%,11/15/17	461,601	0.1
851,000	S	Wachovia Bank NA, 6.600%,01/15/38	977,276	0.2

			45,349,544	8.6

		Health Care: 0.9%

325,000	S	HCA, Inc., 7.250%,09/15/20	351,000	0.1

425,000	#	Hypermarcas SA, 6.500%, 04/20/21	431,375	0.1

500,000	#	Mylan, Inc./PA, 7.625%, 07/15/17	550,000	0.1

770,000	S	Omnicare, Inc., 6.875%, 12/15/15	796,950	0.2

2,078,000	S	St Jude Medical,Inc., 2.500%,01/15/16	2,074,731	0.3

400,000	#	Valeant Pharmaceuticals International, Inc., 7.000%, 10/01/20	395,000	0.1

			4,599,056	0.9

		Industrials: 1.8%

910,000	S	BE Aerospace,Inc., 6.875%,10/01/20	962,325	0.2

445,000	#	Bombardier, Inc., 7.500%, 03/15/18	495,619	0.1

910,000		Celanese US Holdings LLC, 6.625%, 10/15/18	962,325	0.2

600,000	#	Cemex SAB de CV, 9.000%,01/11/18	624,750	0.1

845,000	S	CF Industries, Inc., 6.875%, 05/01/18	955,906	0.2

473,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, 06/15/19	$584,257	0.1

1,762,000	S	Dow Chemical Co., 4.250%, 11/15/20	1,732,158	0.3

900,000	S	General Electric Co., 5.250%,12/06/17	997,893	0.2

851,000	#	Lyondell Chemical Co., 8.000%,11/01/17	950,993	0.2

505,000	S	Nova Chemicals Corp., 8.625%,11/01/19	582,644	0.1

500,000	#	SPX Corp., 6.875%, 09/01/17	537,500	0.1

			9,386,370	1.8

		Information Technology: 0.6%

65,000	S	Brocade Communications Systems, Inc., 6.625%, 01/15/18	69,225	0.0
500,000	S	Brocade Communications Systems, Inc., 6.875%, 01/15/20	546,250	0.1

355,000	S	Jabil Circuit, Inc., 7.750%, 07/15/16	404,700	0.1

505,000	S	Seagate Technology HDD Holdings, 6.800%,10/01/16	541,613	0.1

1,374,000	S	Symantec Corp., 4.200%, 09/15/20	1,312,835	0.2

257,000	S	Xerox Corp., 4.250%, 02/15/15	272,834	0.1

			3,147,457	0.6

		Materials: 1.4%

740,000	#	ALROSA Finance SA, 7.750%,11/03/20	801,050	0.2

416,000	#,S	Celulosa Arauco y Constitucion SA, 5.000%, 01/21/21	417,653	0.1
470,000	S	Celulosa Arauco y Constitucion SA, 7.250%, 07/29/19	542,446	0.1

1,079,000	#	Fibria Overseas Finance Ltd., 7.500%, 05/04/20	1,194,994	0.2

735,000	#	Georgia Pacific,LLC, 5.400%,11/01/20	742,881	0.1

880,000	#	Gerdau Trade, Inc., 5.750%, 01/30/21	893,200	0.2

672,000	#	Inversiones CMPC SA, 4.750%,01/19/18	664,926	0.1

645,000	#	Inversiones CMPC SA, 6.125%,11/05/19	687,999	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited) (Continued)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)

		Materials: (continued)

462,000	#	Sino-Forest Corp., 6.250%, 10/21/17	$456,225	0.1

614,000	S	Vale Overseas Ltd., 4.625%,09/15/20	610,513	0.1
309,000	S	Vale Overseas Ltd., 6.875%,11/10/39	335,792	0.1

231,000	#	Xstrata Finance Canada Ltd., 5.500%, 11/16/11	236,923	0.0

			7,584,602	1.4

		Real Estate: 0.2%

307,000		Agile Property Holdings Ltd., 8.875%, 04/28/17	316,210	0.1

535,000		Country Garden Holdings Co., 11.250%, 04/22/17	569,775	0.1

			885,985	0.2

		Semiconductors: 0.1%

500,000	#	STATS ChipPAC Ltd., 7.500%,08/12/15	542,500	0.1

		Software: 0.2%

1,055,000	#	Oracle Corp., 5.375%, 07/15/40	1,058,009	0.2

		Telecommunications: 2.2%

304,000	S	Alltel Corp., 7.000%, 03/15/16	361,516	0.1

2,040,000	S	AT&T, Inc., 2.500%, 08/15/15	2,047,387	0.4

1,000,000	S	Cellco Partnership /Verizon Wireless Capital LLC, 5.550%, 02/01/14	1,103,244	0.2

500,000	S	Crown Castle International Corp., 7.125%, 11/01/19	536,875	0.1

904,000	S	France Telecom SA, 4.375%,07/08/14	977,604	0.2

250,000	S	Frontier Communications Corp., 7.875%,04/15/15	271,875	0.1
500,000	S	Frontier Communications Corp., 8.125%,10/01/18	543,125	0.1

250,000	S	Nextel Communications,Inc., 5.950%,03/15/14	253,125	0.0

1,250,000	#	Qtel International Finance Ltd., 3.375%, 10/14/16	1,224,885	0.2

500,000	#	Qtel International Finance Ltd., 4.750%, 02/16/21	$474,943	0.1

598,000	S	Qwest Corp., 6.500%, 06/01/17	660,790	0.1

949,000		Telecom Italia Capital SA, 5.250%, 11/15/13	1,011,447	0.2
409,000	S	Telecom Italia Capital SA, 6.175%, 06/18/14	446,390	0.1

500,000	#	Vimpel Communications Via VIP Finance Ireland Ltd.. OJSC, 6.493%, 02/02/16	522,500	0.1

400,000	#	Vimpel Communications Via VIP Finance Ireland Ltd.. OJSC, 7.748%, 02/02/21	424,000	0.1

200,000		Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, 04/30/18	231,250	0.0

565,000	S	Virgin Media Secured Finance PLC, 6.500%,01/15/18	621,500	0.1

			11,712,456	2.2

		Transportation: 0.3%

1,683,000	#	SCF Capital Ltd., 5.375%, 10/27/17	1,668,358	0.3

		Utilities: 1.7%

565,000	S	AES Corp., 8.000%, 10/15/17	617,263	0.1

426,000	#	Allegheny Energy Supply Co. LLC, 5.750%, 10/15/19	441,191	0.1

114,000	S	Ameren Energy Generating Co., 6.300%, 04/01/20	114,980	0.0

1,565,000		China Resources Power Holdings Co. Ltd., 3.750%,08/03/15	1,534,800	0.3

840,000	S	CMS Energy Corp., 6.250%, 02/01/20	896,534	0.2

64,000	S	Commonwealth Edison Co., 4.700%, 04/15/15	69,235	0.0

684,000	S	Entergy Corp., 5.125%, 09/15/20	676,599	0.1

438,000	S	Entergy Texas,Inc., 7.125%,02/01/19	515,174	0.1

728,000	#	Iberdrola Finance Ireland Ltd., 5.000%, 09/11/19	721,490	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited) (Continued)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)

		Utilities: (continued)

430,000	S	Indiana Michigan Power Co., 7.000%, 03/15/19	$509,833	0.1

464,000	S	Metropolitan Edison Co., 7.700%, 01/15/19	553,916	0.1

711,000	S	Nevada Power Co., 7.125%, 03/15/19	847,852	0.2

252,000	S	Nisource Finance Corp., 6.125%,03/01/22	278,332	0.1

554,000	S	Sempra Energy, 6.500%, 06/01/16	638,716	0.1

476,000	S	Southwestern Electric Power Co., 5.550%, 01/15/17	511,721	0.1

			8,927,636	1.7

		Total Corporate Bonds/Notes (Cost $139,093,672)	147,924,863	28.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 13.0%

		Financials: 13.0%

1,685,000	#	American General Mortgage Loan Trust, 5.750%,09/25/48	1,720,555	0.3

1,910,000	S	Banc of America Commercial Mortgage, Inc., 5.802%, 06/10/49	2,058,193	0.4

470,000	S	Banc of America Commercial Mortgage, Inc., 5.243%, 07/10/43	481,606	0.1
770,000	S	Banc of America Commercial Mortgage, Inc., 5.303%, 07/10/43	785,058	0.1
1,780,000	S	Banc of America Commercial Mortgage, Inc., 5.802%, 06/10/49	1,823,495	0.3

1,030,501	S	Banc of America Funding Corp., 5.750%, 11/25/35	1,026,879	0.2

952,027	S	Banc of America Funding Corp., 5.750%, 10/25/35	958,247	0.2

550,000	#	Banc of America Large Loan, Inc., 5.912%, 10/10/45	543,401	0.1
630,000	#	Banc of America Large Loan, Inc., 6.010%, 10/10/45	619,627	0.1

1,720,000		Bear Stearns Adjustable Rate Mortgage Trust, 2.784%, 08/25/35	1,643,126	0.3

2,298,062	S	Chase Mortgage Finance Corp., 5.396%, 12/25/35	2,236,905	0.4

390,000	S	Citigroup Commercial Mortgage Trust, 5.886%, 12/10/49	$432,835	0.1

1,410,000	S	Citigroup Commercial Mortgage Trust, 5.886%, 12/10/49	1,473,152	0.3

420,000	#	DBUBS Mortgage Trust, 5.729%,11/10/46	429,328	0.1
1,000,000	#	DBUBS Mortgage Trust, 5.729%,11/10/46	989,398	0.2

1,224,284	S	First Horizon Asset Securities, Inc., 5.750%, 02/25/36	1,235,016	0.2

750,000	#	FREMF Mortgage Trust, 5.532%,12/26/46	773,910	0.1

1,683,557	S	GMAC Commercial Mortgage Securities, Inc., 4.538%, 05/10/43	1,687,670	0.3

2,230,000	S	Greenwich Capital Commercial Funding Corp., 5.736%, 12/10/49	2,419,781	0.4
730,000	S	Greenwich Capital Commercial Funding Corp., 6.078%, 07/10/38	810,721	0.2

900,000	#	GS Mortgage Securities Corp. II, 6.053%, 07/12/38	975,113	0.2

660,000	S	JP Morgan Chase Commercial Mortgage Securities Corp., 5.372%, 05/15/47	675,786	0.1
650,000	S	JP Morgan Chase Commercial Mortgage Securities Corp., 5.399%, 05/15/45	708,088	0.1
380,000	S	JP Morgan Chase Commercial Mortgage Securities Corp., 5.420%, 01/15/49	412,387	0.1
1,475,000	S	JP Morgan Chase Commercial Mortgage Securities Corp., 5.833%, 02/15/51	1,588,272	0.3
1,650,000	S	JP Morgan Chase Commercial Mortgage Securities Corp., 6.186%, 02/15/51	1,770,631	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited) (Continued)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)

		Financials: (continued)

1,310,000		JP Morgan Chase Commercial Mortgage Securities Corp., 6.288%, 02/12/51	$1,351,483	0.3

1,030,000	S	JP Morgan Chase Commercial Mortgage Securities Corp., 4.981%, 01/15/42	1,010,354	0.2

705,377	S	JP Morgan Mortgage Trust, 4.785%, 07/25/35	662,625	0.1
682,583	S	JP Morgan Mortgage Trust, 5.277%, 07/25/35	670,573	0.1
746,728	S	JP Morgan Mortgage Trust, 5.383%, 07/25/35	747,702	0.1

990,000	S	LB Commercial Conduit Mortgage Trust, 6.141%,07/15/44	1,098,801	0.2
1,460,000	S	LB Commercial Conduit Mortgage Trust, 6.141%,07/15/44	1,475,292	0.3

890,000	S	LB-UBS Commercial Mortgage Trust, 5.323%, 11/15/40	915,070	0.2
1,400,000	S	LB-UBS Commercial Mortgage Trust, 5.424%, 02/15/40	1,522,053	0.3

920,000	S	LB-UBS Commercial Mortgage Trust, 4.986%, 12/15/39	894,028	0.2
960,000	S	LB-UBS Commercial Mortgage Trust, 5.455%, 02/15/40	996,763	0.2
1,900,000	S	LB-UBS Commercial Mortgage Trust, 6.098%, 06/15/38	1,914,960	0.4

430,000	S	Morgan Stanley Capital I, 5.242%,01/14/42	450,013	0.1
980,000	#	Morgan Stanley Capital I, 5.442%,09/15/47	978,990	0.2
600,000	#	Morgan Stanley Capital I, 5.442%,09/15/47	583,970	0.1

881,251	S	Morgan Stanley Capital I, 5.610%,04/15/49	897,086	0.2
2,333,535	S	Morgan Stanley Capital I, 5.777%,04/12/49	2,397,889	0.5

190,000	#	Morgan Stanley Dean Witter Capital I, 6.500%, 11/15/36	$84,148	0.0

1,000,000	#	RBSCF Trust, 5.420%, 01/19/49	1,041,409	0.2

580,000	S	Salomon Brothers Mortgage Securities VII, Inc., 6.784%, 12/18/35	574,810	0.1

689,342	S	Structured Adjustable Rate Mortgage Loan Trust, 5.444%,11/25/34	695,731	0.1

519,938	S	Structured Asset Securities Corp., 2.547%, 09/25/33	479,217	0.1
2,366,024	+,S	Structured Asset Securities Corp., 4.550%, 02/25/34	2,408,911	0.5
833,928	S	Structured Asset Securities Corp., 5.000%, 05/25/35	839,336	0.2

932,857	S	Thornburg Mortgage Securities Trust, 0.953%, 09/25/44	889,828	0.2

790,000	#	Wachovia Bank Commercial Mortgage Trust, 5.125%, 08/15/35	816,473	0.2
1,830,000	S	Wachovia Bank Commercial Mortgage Trust, 5.342%, 12/15/43	1,950,155	0.4

1,700,000	S	Wachovia Bank Commercial Mortgage Trust, 5.246%, 12/15/43	1,745,948	0.3
780,000	S	Wachovia Bank Commercial Mortgage Trust, 5.383%, 12/15/43	769,022	0.1

952,714	S	WaMu Mortgage Pass Through Certificates, 2.581%, 01/25/36	907,875	0.2

1,612,634	S	Wells Fargo Mortgage Backed Securities Trust, 2.808%, 06/25/35	1,544,523	0.3
1,039,397	S	Wells Fargo Mortgage Backed Securities Trust, 5.000%, 11/25/36	1,064,647	0.2
1,399,553	S	Wells Fargo Mortgage Backed Securities Trust, 5.255%, 05/25/35	1,379,017	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited) (Continued)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)

		Financials: (continued)

2,311,328	S	Wells Fargo Mortgage Backed Securities Trust, 5.367%, 08/25/35	$2,321,091	0.4

		Total Collateralized Mortgage Obligations (Cost $65,924,882)	68,358,973	13.0

MUNICIPAL BONDS: 0.2%

		Louisiana: 0.2%

988,000	S	Louisiana Local Government Environmental Facilities &Community Development Auth, 2.470%, 02/01/19	991,567	0.2

		Total Municipal Bonds (Cost $987,723)	991,567	0.2

OTHER BONDS: 31.6%

		Foreign Government Bonds: 31.6%

ARS 12,177,000		Argentina Bonos, 2.000%, 09/30/14	4,287,098	0.8

EUR 6,500,000		Bundesrepublik Deutschland, 3.750%, 01/04/19	10,109,327	1.9

EUR 4,400,000		Bundesrepublik Deutschland, 4.250%, 07/04/39	7,101,749	1.4

EUR 4,459,000		Italy Buoni Poliennali Del Tesoro, 3.750%,03/01/21	6,130,549	1.2

CAD 2,000,000		Canadian Government Bond, 3.500%, 06/01/20	2,164,033	0.4

1,426,000	#	Eskom Holdings Ltd.., 5.750%,01/26/21	1,461,650	0.3

EUR 4,289,000		Italy Buoni Poliennali Del Tesoro, 3.000%,11/01/15	6,138,273	1.2

JPY 370,000,000		Japan Government Bond, 2.400%,09/20/38	4,824,095	0.9

JPY 110,000,000		Japan Government Bond, 2.300%,03/20/39	1,405,516	0.3

JPY 500,000,000		Japan Government Bond, 1.400%,12/20/11	6,210,294	1.2

JPY 500,000,000		Japan Government Bond, 2.300%, 03/20/40	6,395,889	1.2

500,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	515,668	0.1

KRW 21,931,000,000		Korea Treasury Bond, 4.750%,12/10/11	$20,638,981	4.0

MXN 168,000,000		Mexican Federal Treasury Certificates (CETES), 4.630%,09/22/11	14,326,927	2.7

MXN 121,679,891		Mexican Udibonos, 4.000%, 06/13/19	11,305,384	2.1

BRL 80,096,000		Brazil Notas do Tesouro Nacional Serie F, 10.000%,01/01/14	47,957,418	9.2

ZAR 26,950,000		South Africa Government Bond, 7.250%, 01/15/20	3,823,090	0.7

UYU 6,067,000		Uruguay Government International Bond, 4.250%, 04/05/27	486,076	0.1

ZAR 24,506,880		South Africa Government Bond, 2.750%, 01/31/22	3,759,837	0.7

EUR 2,381,000		Spain Government Bond, 3.250%,04/30/16	3,340,714	0.6

EUR 2,214,000		Spain Government Bond, 5.500%,04/30/21	3,333,933	0.6

133,234		Tengizchevroil Finance Co., 6.124%, 11/15/14	140,889	0.0

		Total Other Bonds (Cost $153,371,869)	165,857,390	31.6

U.S. TREASURY OBLIGATIONS: 10.7%

		Treasury Inflation Indexed Protected Securities: 1.9%

9,349,000	S	0.500%, due 4/15/2015	10,097,006	1.9

		U.S. Treasury Bonds: 4.3%

5,943,000	S	3.625%, due 2/15/2021	6,105,505	1.2

7,828,000	S	3.375%, due 11/15/2019	8,021,868	1.5
8,932,000	S	4.250%, due 11/15/2040	8,684,977	1.6

			22,812,350	4.3

		U.S. Treasury Notes: 4.5%

2,691,000	S	0.750%, due 3/31/2013	2,700,462	0.5
9,725,000		1.250%, due 4/15/2014	9,795,661	2.0
6,646,000	S	2.250%, due 3/31/2016	6,744,667	1.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited) (Continued)

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: (continued)

		U.S. Treasury Notes: (continued)

3,850,000	S	2.750%, due 2/28/2018	$3,879,780	0.7

			23,120,570	4.5
		Total U.S. Treasury Obligations (Cost $55,641,180)	56,029,926	10.7

ASSET-BACKED SECURITIES: 5.3%

		Automobile Asset-Backed Securities: 1.2%

590,000	S	CarMax Auto Owner Trust, 1.290%, 09/15/15	591,563	0.1
1,769,000	S	CarMax Auto Owner Trust, 2.160%, 09/15/16	1,783,821	0.3

925,000	#	Chrysler Financial Auto Securitization Trust, 5.570%,08/08/14	955,419	0.2
968,000	#	Chrysler Financial Auto Securitization Trust, 6.250%,05/08/14	1,003,740	0.2
1,836,000	#	Chrysler Financial Auto Securitization Trust, 6.540%,11/10/14	1,913,776	0.4

			6,248,319	1.2

		Credit Card Asset-Backed Securities: 4.1%

189,000	S	Bank of America Credit Card Trust, 0.509%, 06/16/14	188,140	0.0

1,510,000		Capital One Multi-Asset Execution Trust, 0.509%,03/17/14	1,509,520	0.3
720,000	S	Capital One Multi-Asset Execution Trust, 0.519%,11/17/14	716,255	0.1
184,000	S	Capital One Multi-Asset Execution Trust, 5.050%,12/17/18	205,455	0.0
874,000	S	Capital One Multi-Asset Execution Trust, 5.750%,07/15/20	1,000,600	0.2

50,000	S	Citibank Credit Card Issuance Trust, 0.629%,07/15/14	49,625	0.0
1,733,000	S	Citibank Credit Card Issuance Trust, 0.869%,07/15/13	1,732,546	0.3
428,000	S	Citibank Credit Card Issuance Trust, 6.300%,06/20/14	451,426	0.1

2,661,000	S	Citibank Credit Card Issuance Trust, 6.950%,02/18/14	$2,780,301	0.5

1,146,000	S	Discover Card Master Trust, 5.650%, 03/16/20	1,302,993	0.2

372,000	S	MBNA Credit Card Master Note Trust, 0.639%, 07/15/15	367,893	0.1
155,000	S	MBNA Credit Card Master Note Trust, 1.569%, 10/15/14	155,617	0.0
EUR 7,553,000		MBNA Credit Card Master Note Trust, 5.600%, 07/17/14	11,420,093	2.3

			21,880,464	4.1

		Total Asset-Backed Securities (Cost $27,251,078)	28,128,783	5.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.9%

		Federal Home Loan Mortgage Corporation:5.2%##

7,610,000	W	4.000%, due 6/15/2041	7,537,469	1.4
3,934,000	W	4.500%, due 6/15/2038	4,028,046	0.8
561,000	W	5.000%, due 6/1/2039	589,313	0.1
2,013,084	S	5.000%, due 1/1/2041	2,127,133	0.4
1,880,621	S	5.500%, due 11/15/2032	2,045,427	0.4
6,498,000	W	5.500%, due 5/1/2037	6,983,323	1.3
2,401,000	W	6.000%, due 5/1/2037	2,621,969	0.5
1,387,000	W	6.500%, due 3/15/2038	1,557,774	0.3

			27,490,454	5.2
		Federal National Mortgage Association:7.8%##

1,544,000	W	4.000%, due 12/25/2040	1,531,696	0.3
10,216,000	W	4.500%, due 6/1/2037	10,476,190	2.1
1,666,400	S	4.500%, due 12/1/2040	1,717,460	0.3
1,116,114	S	4.500%, due 12/1/2040	1,150,313	0.2
670,788	S	4.500%, due 12/1/2040	691,342	0.1
1,671,199	S	4.500%, due 1/1/2041	1,722,407	0.3
1,453,559	S	4.500%, due 1/1/2041	1,498,098	0.3
8,699,000	W	5.000%, due 6/1/2037	9,150,261	1.7

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited) (Continued)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)

		Federal National Mortgage Association: (continued)

1,798,598	S	5.000%, due 1/1/2041	$1,901,902	0.4
1,955,762	S	5.000%, due 1/1/2041	2,068,092	0.4
1,983,854	S	5.000%, due 2/1/2041	2,100,277	0.4
1,709,000	W	5.500%, due 6/1/2037	1,833,704	0.3
1,060,001	S	6.000%, due 4/25/2033	1,179,828	0.2
1,842,665	S	6.000%, due 12/1/2037	2,027,240	0.4
1,806,070	S	6.000%, due 2/1/2038	1,986,979	0.4
64,931	S	7.294%, due 6/17/2040	73,558	0.0

			41,109,347	7.8
		Government National Mortgage Association: 1.9%

3,453,000	W	4.000%, due 11/15/2040	3,485,911	0.7
1,346,000	W	4.500%, due 1/15/2039	1,402,364	0.3
776,485	S	5.140%, due 10/20/2060	835,264	0.2
533,738	S	5.288%, due 10/20/2060	589,109	0.1
1,031,817	S	5.290%, due 10/20/2060	1,138,912	0.2
217,287	^^,S	5.500%, due 3/20/2039	236,086	0.0
1,885,267	S	5.500%, due 2/15/2041	2,055,151	0.4

			9,742,797	1.9
		Total U.S.Government Agency Obligations (Cost $77,778,812)	78,342,598	14.9

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.5%

		Options On Currencies: 0.5%

26,100,000		CHF vs. USD Currency Call Option 05/11,Strike @ 0.900,Exp. 05/25/11 Counterparty: Deutsche Bank AG	29,709	0.0

25,900,000		JPY vs USD Currency Call Option 05/11,Strike @ 83.500,Exp. 05/19/11 Counterparty: Deutsche Bank AG	41,054	0.0

26,100,000		JPY vs USD Currency Call Option 05/11,Strike @ 83.000,Exp. 05/23/11 Counterparty: Deutsche Bank AG	$75,068	0.0

25,650,000		JPY vs USD Currency Put Option 05/11,Strike @ 80.000,Exp. 05/06/11 Counterparty: Morgan Stanley	41,493	0.0

25,800,000		JPY vs USD Currency Put Option 05/11,Strike @ 84.500,Exp. 05/09/11 Counterparty: Morgan Stanley	1,078,085	0.2

51,300,000		JPY vs USD Currency Put Option 05/11,Strike @ 83.500,Exp. 05/06/11 Counterparty: Morgan Stanley	1,515,310	0.3

55,600,000		USD vs EUR Currency Call Option 05/11,Strike @ 1.410,Exp. 05/04/11 Counterparty: Morgan Stanley	127	0.0

26,200,000		USD vs EUR Currency Call Option 05/11,Strike @ 1.440,Exp. 05/27/11 Counterparty: Deutsche Bank AG	77,841	0.0

			2,858,687	0.5

		Options on Exchange Traded Futures Contracts: 0.0%

328		U.S. Treasury 10-Year Note June Futures, Strike @119.000, Exp.05/20/11 Counterparty: Put Option CBOT	30,750	0.0

		Total Purchased Options (Cost $1,915,316)	2,889,437	0.5

		Total Long-Term Investments (Cost $521,964,532)	548,523,537	104.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited) (Continued)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
	Commercial Paper: 1.1%

2,000,000	United HealthCare, 0.250%, 05/02/11	$1,999,972	0.4

4,000,000	Volkswagen Group of America, Inc, 0.300%, 05/03/11	3,999,900	0.7

		5,999,872	1.1

Shares		Value	Percentage of Net Assets

	Mutual Funds: 0.5%

2,497,000	BlackRock Liquidity Funds,TempFund,Institutional Class (Cost $2,497,000)	2,497,000	0.5

	Total Short-Term Investments (Cost $8,496,872)	8,496,872	1.6

	Total Investments in Securities (Cost $530,461,404)*	$557,020,409	105.9
	Liabilities in Excess of Other Assets	(31,027,425)	(5.9)

	Net Assets	$525,992,984	100.0

*	Cost for federal income tax purposes is $530,655,415.

	Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$29,988,903
	Gross Unrealized Depreciation	(2,000,646)

	Net Unrealized appreciation	27,988,257

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

+

Step-up basis bonds. Interest rates shown reflect current and next coupon rates. W Settlement is on a when-issued or delayed-delivery basis. S All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

W	Settlement is on a when-issued or delayed-delivery basis.
S

All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

^^

Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	EU Euro
JPY	Japanese
Yen	KRW South Korean Won
MXN	Mexican Peso
UYU	Uruguayan Peso Uruguayo
ZAR	South African Rand

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited) (Continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Asset Table Investments, at value
Purchased Options	$30,750	$2,858,687	$—	$2,889,437
Corporate Bonds/Notes	—	147,924,863	—	147,924,863
Collateralized Mortgage Obligations	—	68,358,973	—	68,358,973
Municipal Bonds	—	991,567	—	991,567
Other Bonds	—	165,857,390	—	165,857,390
Short-Term Investments	2,497,000	5,999,872	—	8,496,872
U.S. Government Agency Obligations	—	77,507,334	835,264	78,342,598
U.S. Treasury Obligations	—	56,029,926	—	56,029,926
Asset-Backed Securities	—	28,128,783	—	28,128,783

Total Investments, at value	$2,527,750	$553,657,395	$835,264	$557,020,409

Other Financial Instruments+
Swaps	—	167,043	10,962,664	11,129,707
Futures	2,066,930	—	—	2,066,930
Forward Foreign Currency Contracts	—	23,145,523	—	23,145,523

Total Assets	$4,594,680	$576,969,961	$11,797,928	$593,362,569

Liabilities Table
Other Financial Instruments+
Swaps	$—	$(2,516,676)	$(10,678,782)	$(13,195,458)
Written OTC Call Options	—	(2,533,643)	—	(2,533,643)
Futures	(757,838)	—	—	(757,838)
Written Options	(5,127)	—	—	(5,127)
Forward Foreign Currency Contracts	—	(20,096,078)	—	(20,096,078)

Total Liabilities	$(762,965)	$(25,146,397)	$(10,678,782)	$(36,588,144)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At April 30, 2011, the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Citigroup, Inc.	Swedish Krona	19,389,271	Buy	05/09/11	$3,174,000	$3,207,279	$33,279
Citigroup, Inc.	Norwegian Krone	18,032,184	Buy	05/09/11	3,364,000	3,435,103	71,103
Citigroup, Inc.	Norwegian Krone	36,204,472	Buy	05/09/11	6,675,000	6,896,896	221,896
Citigroup, Inc.	Philippine Peso	448,995,305	Buy	05/09/11	10,373,000	10,482,957	109,957
Citigroup, Inc.	South African Rand	52,831,699	Buy	05/24/11	7,728,000	8,018,193	290,193
Citigroup, Inc.	Norwegian Krone	35,084,257	Buy	05/09/11	6,409,000	6,683,497	274,497
Citigroup, Inc.	Norwegian Krone	4,270,082	Buy	05/09/11	772,000	813,444	41,444
Citigroup, Inc.	EU Euro	46,745,780	Buy	05/24/11	66,498,023	69,190,078	2,692,055
Citigroup, Inc.	Japanese Yen	3,479,339,602	Buy	05/24/11	41,451,601	42,898,395	1,446,794
Credit Suisse First
Boston	Swiss Franc	2,497,024	Buy	05/09/11	2,861,000	2,886,893	25,893
Credit Suisse First
Boston	British Pound	7,893,753	Buy	05/09/11	13,110,000	13,183,677	73,677
Credit Suisse First
Boston	Swiss Franc	2,339,164	Buy	05/09/11	2,665,000	2,704,386	39,386
Credit Suisse First
Boston	Swiss Franc	11,542,938	Buy	05/09/11	13,130,000	13,345,177	215,177
Credit Suisse First
Boston	Japanese Yen	1,074,080,993	Buy	05/24/11	13,069,000	13,242,844	173,844
Credit Suisse First
Boston	EU Euro	8,222,714	Buy	05/24/11	12,003,000	12,170,729	167,729

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited) (Continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Credit Suisse First
Boston	Japanese Yen	1,270,763,040	Buy	05/24/11	$15,543,000	$15,667,828	$124,828
Credit Suisse First
Boston	Japanese Yen	211,824,797	Buy	05/24/11	2,570,000	2,611,686	41,686
Credit Suisse First
Boston	Swedish Krona	5,608,420	Buy	05/09/11	902,000	927,718	25,718
Credit Suisse First
Boston	Norwegian Krone	35,082,174	Buy	05/09/11	6,409,000	6,683,100	274,100
Credit Suisse First
Boston	Norwegian Krone	31,533,842	Buy	05/09/11	5,731,000	6,007,148	276,148
Credit Suisse First
Boston	British Pound	3,569,362	Buy	05/09/11	5,737,000	5,961,337	224,337
Credit Suisse First
Boston	British Pound	3,652,606	Buy	05/09/11	5,837,000	6,100,366	263,366
Credit Suisse First
Boston	Japanese Yen	24,065,381	Buy	05/24/11	287,000	296,713	9,713
Credit Suisse First
Boston	Australian Dollar	4,942,245	Buy	05/24/11	5,166,000	5,400,323	234,323
Credit Suisse First
Boston	Canadian Dollar	7,801,733	Buy	05/20/11	8,065,816	8,241,936	176,120
Credit Suisse First
Boston	British Pound	7,896,848	Buy	05/09/11	12,789,000	13,188,846	399,846
Credit Suisse First
Boston	British Pound	4,152,310	Buy	05/09/11	6,686,000	6,934,942	248,942
Credit Suisse First
Boston	Japanese Yen	1,092,137,421	Buy	05/24/11	12,907,000	13,465,470	558,470
Credit Suisse First
Boston	Danish Krone	6,953,272	Buy	05/09/11	1,323,188	1,380,683	57,495
Credit Suisse First
Boston	Swedish Krona	98,696,740	Buy	05/09/11	15,706,345	16,325,936	619,591
Deutsche Bank AG	Norwegian Krone	17,265,296	Buy	05/09/11	3,222,000	3,289,012	67,012
Deutsche Bank AG	Norwegian Krone	17,261,865	Buy	05/09/11	3,222,000	3,288,359	66,359
Deutsche Bank AG	Swedish Krona	20,908,781	Buy	05/09/11	3,359,000	3,458,629	99,629
Deutsche Bank AG	Hungarian Forint	869,881,800	Buy	05/24/11	4,794,058	4,863,848	69,790
Deutsche Bank AG	Japanese Yen	576,046,166	Buy	05/24/11	7,059,000	7,102,341	43,341
Deutsche Bank AG	New Zealand Dollar	12,946,961	Buy	05/24/11	10,403,000	10,459,950	56,950
Deutsche Bank AG	Japanese Yen	681,769,847	Buy	05/24/11	8,337,000	8,405,857	68,857
Deutsche Bank AG	Australian Dollar	3,252,282	Buy	05/24/11	3,409,000	3,553,724	144,724
Deutsche Bank AG	Japanese Yen	2,148,648,692	Buy	05/24/11	26,003,000	26,491,689	488,689
Deutsche Bank AG	Brazilian Real	21,046,560	Buy	09/23/11	13,040,000	13,097,767	57,767
Deutsche Bank AG	Norwegian Krone	17,766,071	Buy	05/09/11	3,301,000	3,384,409	83,409
Deutsche Bank AG	Swiss Franc	2,528,814	Buy	05/09/11	2,835,000	2,923,647	88,647
Deutsche Bank AG	Canadian Dollar	4,411,701	Buy	05/20/11	4,584,000	4,660,626	76,626
Deutsche Bank AG	Swiss Franc	7,222,011	Buy	05/09/11	7,828,000	8,349,609	521,609
Deutsche Bank AG	Swedish Krona	80,587,354	Buy	05/09/11	12,704,000	13,330,369	626,369
Deutsche Bank AG	New Zealand Dollar	2,744,630	Buy	05/24/11	2,188,000	2,217,408	29,408
Deutsche Bank AG	Australian Dollar	8,055,857	Buy	05/24/11	8,448,000	8,802,524	354,524
Deutsche Bank AG	New Zealand Dollar	2,312,134	Buy	05/24/11	1,829,000	1,867,991	38,991
Deutsche Bank AG	Australian Dollar	2,717,116	Buy	05/24/11	2,838,000	2,968,955	130,955
Deutsche Bank AG	New Zealand Dollar	2,244,268	Buy	05/24/11	1,753,000	1,813,161	60,161
Deutsche Bank AG	Australian Dollar	2,800,894	Buy	05/24/11	2,911,000	3,060,498	149,498
Deutsche Bank AG	Norwegian Krone	15,311,635	Buy	05/09/11	2,733,000	2,916,843	183,843
Deutsche Bank AG	Norwegian Krone	15,227,465	Buy	05/09/11	2,711,000	2,900,808	189,808
Deutsche Bank AG	Brazilian Real	8,116,047	Buy	05/09/11	4,857,000	5,156,486	299,486
Deutsche Bank AG	Japanese Yen	374,195,716	Buy	05/24/11	4,411,000	4,613,633	202,633
HSBC	Chilean Peso	2,328,364,290	Buy	05/09/11	5,019,000	5,051,198	32,198
HSBC	Philippine Peso	446,909,590	Buy	05/09/11	10,349,921	10,434,261	84,340
HSBC	Czech Koruna	134,034,509	Buy	05/24/11	7,968,000	8,208,813	240,813
HSBC	Mexican Peso	94,277,610	Buy	05/24/11	7,966,000	8,171,559	205,559
HSBC	Colombian Peso	18,420,240,000	Buy	05/24/11	10,011,000	10,414,564	403,564
HSBC	Indian Rupee	447,792,030	Buy	05/24/11	10,011,000	10,078,882	67,882
JPMorgan Chase &
Co.	British Pound	1,152,024	Buy	05/09/11	1,898,000	1,924,042	26,042
JPMorgan Chase &
Co.	Japanese Yen	1,063,969,507	Buy	05/24/11	13,069,000	13,118,175	49,175

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited) (Continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

JPMorgan Chase &
Co.	EU Euro	8,508,684	Buy	05/24/11	$12,433,000	$12,594,004	$161,004
JPMorgan Chase &
Co.	Canadian Dollar	3,496,016	Buy	05/20/11	3,654,000	3,693,274	39,274
JPMorgan Chase &
Co.	Japanese Yen	346,740,878	Buy	05/24/11	4,201,000	4,275,130	74,130
JPMorgan Chase &
Co.	Mexican Peso	91,250,543	Buy	05/24/11	7,693,000	7,909,186	216,186
JPMorgan Chase &
Co.	New Zealand Dollar	1,523,119	Buy	05/24/11	1,165,000	1,230,539	65,539
JPMorgan Chase &
Co.	British Pound	4,586,626	Buy	05/09/11	7,497,000	7,660,310	163,310
JPMorgan Chase &
Co.	Japanese Yen	16,021,709	Buy	05/24/11	192,000	197,539	5,539
JPMorgan Chase &
Co.	Norwegian Krone	20,274,547	Buy	05/09/11	3,610,000	3,862,270	252,270
JPMorgan Chase &
Co.	New Zealand Dollar	3,140,820	Buy	05/24/11	2,468,000	2,537,493	69,493
JPMorgan Chase &
Co.	EU Euro	12,558,228	Buy	05/24/11	18,149,000	18,587,876	438,876
JPMorgan Chase &
Co.	British Pound	2,789,047	Buy	05/09/11	4,461,000	4,658,101	197,101
JPMorgan Chase &
Co.	Australian Dollar	3,849,738	Buy	05/24/11	4,028,000	4,206,556	178,556
JPMorgan Chase &
Co.	New Zealand Dollar	2,177,167	Buy	05/24/11	1,696,000	1,758,950	62,950
JPMorgan Chase &
Co.	Australian Dollar	3,838,627	Buy	05/24/11	4,027,000	4,194,415	167,415
JPMorgan Chase &
Co.	Norwegian Krone	22,855,273	Buy	05/09/11	4,111,000	4,353,894	242,894
JPMorgan Chase &
Co.	EU Euro	10,008,733	Buy	05/24/11	14,291,000	14,814,279	523,279
JPMorgan Chase &
Co.	Japanese Yen	1,094,424,542	Buy	05/24/11	12,907,000	13,493,669	586,669
JPMorgan Chase &
Co.	Japanese Yen	1,096,984,000	Buy	05/24/11	12,907,000	13,525,226	618,226
JPMorgan Chase &
Co.	Japanese Yen	851,164,634	Buy	05/24/11	9,973,000	10,494,405	521,405
JPMorgan Chase &
Co.	Norwegian Krone	48,920,934	Buy	05/09/11	8,789,661	9,319,362	529,701
Morgan Stanley	South Korean Won	4,073,130,900	Buy	05/09/11	3,753,000	3,798,467	45,467
Morgan Stanley	South Korean Won	5,199,066,000	Buy	05/09/11	4,790,000	4,848,477	58,477
Morgan Stanley	Australian Dollar	9,564,786	Buy	05/24/11	10,255,000	10,451,310	196,310
Morgan Stanley	New Zealand Dollar	2,298,982	Buy	05/24/11	1,847,000	1,857,365	10,365
Morgan Stanley	Mexican Peso	66,016,200	Buy	05/24/11	5,640,000	5,721,987	81,987
Morgan Stanley	Chilean Peso	2,425,440,000	Buy	08/12/11	5,216,000	5,201,359	(14,641)
Morgan Stanley	South Korean Won	2,367,486,000	Buy	05/09/11	2,178,000	2,207,839	29,839
Morgan Stanley	South Korean Won	6,096,222,000	Buy	05/09/11	5,598,000	5,685,135	87,135
Morgan Stanley	South Korean Won	3,704,088,800	Buy	05/09/11	3,397,000	3,454,311	57,311
Morgan Stanley	South Korean Won	3,559,941,000	Buy	05/09/11	3,269,000	3,319,884	50,884
Morgan Stanley	Norwegian Krone	70,553,480	Buy	05/09/11	12,743,000	13,440,329	697,329
Morgan Stanley	Australian Dollar	12,425,405	Buy	05/24/11	12,928,000	13,577,069	649,069
Morgan Stanley	British Pound	3,651,383	Buy	05/09/11	5,849,000	6,098,322	249,322
Morgan Stanley	South Korean Won	2,718,344,200	Buy	05/09/11	2,431,000	2,535,038	104,038
Morgan Stanley	Australian Dollar	885,062	Buy	05/24/11	918,000	967,096	49,096
Morgan Stanley	British Pound	7,431,441	Buy	05/09/11	12,099,590	12,411,552	311,962
Morgan Stanley	South Korean Won	3,141,590,400	Buy	05/09/11	2,797,000	2,929,744	132,744
Morgan Stanley	Singapore Dollar	14,396,363	Buy	05/09/11	11,373,961	11,761,197	387,236
Morgan Stanley	Indonesian Rupiah	88,883,768,000	Buy	05/24/11	10,238,886	10,333,005	94,119

							$23,112,131

Citigroup, Inc.	Swedish Krona	20,448,230	Sell	05/09/11	$3,240,000	$3,382,447	$(142,447)
Citigroup, Inc.	Norwegian Krone	69,347,291	Sell	05/09/11	12,681,000	13,210,551	(529,551)
Citigroup, Inc.	Norwegian Krone	22,565,952	Sell	05/09/11	4,145,000	4,298,779	(153,779)
Citigroup, Inc.	Norwegian Krone	21,580,137	Sell	05/09/11	3,946,000	4,110,983	(164,983)
Citigroup, Inc.	Swedish Krona	80,117,115	Sell	05/09/11	12,704,000	13,252,584	(548,584)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited) (Continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Citigroup, Inc.	Swedish Krona	9,403,924	Sell	05/09/11	$1,484,000	$1,555,551	$(71,551)
Citigroup, Inc.	South Korean Won	11,706,549,470	Sell	05/09/11	10,411,374	10,917,141	(505,767)
Citigroup, Inc.	South African Rand	43,287,256	Sell	05/24/11	6,419,870	6,569,647	(149,777)
Citigroup, Inc.	New Zealand Dollar	2,149,711	Sell	05/24/11	1,644,194	1,736,769	(92,575)
Credit Suisse First
Boston	British Pound	7,838,842	Sell	05/09/11	13,040,000	13,091,969	(51,969)
Credit Suisse First
Boston	British Pound	2,270,755	Sell	05/09/11	3,747,000	3,792,480	(45,480)
Credit Suisse First
Boston	British Pound	1,717,570	Sell	05/09/11	2,815,000	2,868,584	(53,584)
Credit Suisse First
Boston	Japanese Yen	1,075,181,402	Sell	05/24/11	13,069,000	13,256,411	(187,411)
Credit Suisse First
Boston	Norwegian Krone	21,452,079	Sell	05/09/11	3,916,000	4,086,588	(170,588)
Credit Suisse First
Boston	Japanese Yen	1,284,798,369	Sell	05/24/11	15,543,000	15,840,877	(297,877)
Credit Suisse First
Boston	Norwegian Krone	70,417,332	Sell	05/09/11	12,704,000	13,414,394	(710,394)
Credit Suisse First
Boston	Canadian Dollar	4,804,264	Sell	05/20/11	5,013,000	5,075,338	(62,338)
Credit Suisse First
Boston	EU Euro	5,624,794	Sell	05/24/11	8,113,000	8,325,456	(212,456)
Credit Suisse First
Boston	Japanese Yen	112,255,575	Sell	05/24/11	1,327,000	1,384,051	(57,051)
Credit Suisse First
Boston	Swedish Krona	18,145,336	Sell	05/09/11	2,856,000	3,001,513	(145,513)
Credit Suisse First
Boston	British Pound	7,884,447	Sell	05/09/11	12,796,000	13,168,135	(372,135)
Credit Suisse First
Boston	Swiss Franc	3,965,804	Sell	05/09/11	4,391,717	4,584,999	(193,282)
Deutsche Bank AG	Brazilian Real	20,655,360	Sell	05/09/11	13,040,000	13,123,270	(83,270)
Deutsche Bank AG	Norwegian Krone	17,053,106	Sell	05/09/11	3,202,000	3,248,590	(46,590)
Deutsche Bank AG	South Korean Won	5,680,611,000	Sell	05/09/11	5,238,000	5,297,550	(59,550)
Deutsche Bank AG	Swedish Krona	11,807,942	Sell	05/09/11	1,932,000	1,953,212	(21,212)
Deutsche Bank AG	Swedish Krona	52,942,271	Sell	05/09/11	8,676,000	8,757,453	(81,453)
Deutsche Bank AG	Swedish Krona	19,358,245	Sell	05/09/11	3,174,000	3,202,147	(28,147)
Deutsche Bank AG	Swiss Franc	15,155,230	Sell	05/09/11	16,832,000	17,521,469	(689,469)
Deutsche Bank AG	Canadian Dollar	3,169,531	Sell	05/20/11	3,330,000	3,348,367	(18,367)
Deutsche Bank AG	New Zealand Dollar	5,081,580	Sell	05/24/11	4,056,000	4,105,447	(49,447)
Deutsche Bank AG	Australian Dollar	14,072,382	Sell	05/24/11	15,023,000	15,376,699	(353,699)
Deutsche Bank AG	Australian Dollar	9,585,029	Sell	05/24/11	10,262,000	10,473,429	(211,429)
Deutsche Bank AG	New Zealand Dollar	16,306,767	Sell	05/24/11	12,966,000	13,174,363	(208,363)
Deutsche Bank AG	Australian Dollar	2,899,936	Sell	05/24/11	3,082,000	3,168,720	(86,720)
Deutsche Bank AG	New Zealand Dollar	2,886,431	Sell	05/24/11	2,269,000	2,331,970	(62,970)
Deutsche Bank AG	Hungarian Forint	869,881,800	Sell	05/24/11	4,668,000	4,863,848	(195,848)
Deutsche Bank AG	Australian Dollar	12,545,578	Sell	05/24/11	13,085,000	13,708,380	(623,380)
Deutsche Bank AG	Japanese Yen	1,085,610,506	Sell	05/24/11	12,829,000	13,384,997	(555,997)
Deutsche Bank AG	Japanese Yen	2,181,707,375	Sell	05/24/11	25,750,000	26,899,286	(1,149,286)
Deutsche Bank AG	Norwegian Krone	42,134,131	Sell	05/09/11	7,781,000	8,026,487	(245,487)
Deutsche Bank AG	Peruvian Nuevo Sol	5,499,975	Sell	05/09/11	1,950,000	1,943,926	6,074
Deutsche Bank AG	Japanese Yen	54,259,598	Sell	05/24/11	653,000	668,992	(15,992)
Deutsche Bank AG	EU Euro	4,942,450	Sell	05/24/11	7,153,000	7,315,494	(162,494)
Deutsche Bank AG	Peruvian Nuevo Sol	23,489,875	Sell	05/09/11	8,315,000	8,302,323	12,677
Deutsche Bank AG	New Zealand Dollar	16,507,562	Sell	05/24/11	12,893,000	13,336,586	(443,586)
Deutsche Bank AG	Mexican Peso	93,301,063	Sell	05/24/11	7,849,000	8,086,916	(237,916)
Deutsche Bank AG	Swedish Krona	10,554,755	Sell	05/09/11	1,650,000	1,745,916	(95,916)
Deutsche Bank AG	Norwegian Krone	25,254,463	Sell	05/09/11	4,503,000	4,810,936	(307,936)
Deutsche Bank AG	Australian Dollar	2,664,122	Sell	05/24/11	2,764,000	2,911,050	(147,050)
HSBC	Brazilian Real	9,029,368	Sell	05/09/11	5,686,000	5,736,760	(50,760)
HSBC	Czech Koruna	85,803,582	Sell	05/24/11	5,083,000	5,254,957	(171,957)
HSBC	South Korean Won	3,879,057,600	Sell	05/09/11	3,564,000	3,617,481	(53,481)
HSBC	Philippine Peso	446,909,590	Sell	05/09/11	10,287,264	10,434,261	(146,997)
JPMorgan Chase &
Co.	British Pound	7,946,031	Sell	05/09/11	13,072,000	13,270,989	(198,989)
JPMorgan Chase &
Co.	Swiss Franc	850,084	Sell	05/09/11	969,000	982,811	(13,811)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited) (Continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

JPMorgan Chase &
Co.	Swiss Franc	552,214	Sell	05/09/11	$627,000	$638,433	$(11,433)
JPMorgan Chase &
Co.	British Pound	1,135,110	Sell	05/09/11	1,877,000	1,895,794	(18,794)
JPMorgan Chase &
Co.	Swiss Franc	2,754,563	Sell	05/09/11	3,116,000	3,184,642	(68,642)
JPMorgan Chase &
Co.	Swiss Franc	2,899,465	Sell	05/09/11	3,256,000	3,352,168	(96,168)
JPMorgan Chase &
Co.	British Pound	3,604,044	Sell	05/09/11	5,883,000	6,019,260	(136,260)
JPMorgan Chase &
Co.	British Pound	889,470	Sell	05/09/11	1,445,000	1,485,540	(40,540)
JPMorgan Chase &
Co.	Australian Dollar	1,995,671	Sell	05/24/11	2,142,000	2,180,643	(38,643)
JPMorgan Chase &
Co.	Canadian Dollar	3,478,700	Sell	05/20/11	3,599,000	3,674,981	(75,981)
JPMorgan Chase &
Co.	New Zealand Dollar	2,199,107	Sell	05/24/11	1,760,000	1,776,675	(16,675)
JPMorgan Chase &
Co.	New Zealand Dollar	2,929,654	Sell	05/24/11	2,325,000	2,366,890	(41,890)
JPMorgan Chase &
Co.	Japanese Yen	405,159,791	Sell	05/24/11	4,914,000	4,995,403	(81,403)
JPMorgan Chase &
Co.	Mexican Peso	70,890,355	Sell	05/24/11	6,018,000	6,144,457	(126,457)
JPMorgan Chase &
Co.	Japanese Yen	1,070,394,470	Sell	05/24/11	12,953,000	13,197,391	(244,391)
JPMorgan Chase &
Co.	Norwegian Krone	21,022,965	Sell	05/09/11	3,886,000	4,004,842	(118,842)
JPMorgan Chase &
Co.	British Pound	2,281,300	Sell	05/09/11	3,676,000	3,810,092	(134,092)
JPMorgan Chase &
Co.	British Pound	10,430,753	Sell	05/09/11	16,754,000	17,420,824	(666,824)
JPMorgan Chase &
Co.	Mexican Peso	60,896,029	Sell	05/24/11	5,174,000	5,278,194	(104,194)
JPMorgan Chase &
Co.	Mexican Peso	62,499,210	Sell	05/24/11	5,262,000	5,417,150	(155,150)
JPMorgan Chase &
Co.	EU Euro	12,563,313	Sell	05/24/11	18,149,000	18,595,403	(446,403)
JPMorgan Chase &
Co.	Japanese Yen	1,096,687,139	Sell	05/24/11	12,907,000	13,521,566	(614,566)
JPMorgan Chase &
Co.	Japanese Yen	1,076,962,478	Sell	05/24/11	12,829,000	13,278,371	(449,371)
JPMorgan Chase &
Co.	Australian Dollar	8,576,934	Sell	05/24/11	8,826,000	9,371,898	(545,898)
Morgan Stanley	South Korean Won	4,320,557,150	Sell	05/09/11	3,997,000	4,029,209	(32,209)
Morgan Stanley	South Korean Won	3,245,966,500	Sell	05/09/11	2,963,000	3,027,081	(64,081)
Morgan Stanley	Indonesian Rupiah	43,889,505,000	Sell	05/24/11	5,071,000	5,102,287	(31,287)
Morgan Stanley	South Korean Won	3,541,464,000	Sell	05/09/11	3,232,000	3,302,652	(70,652)
Morgan Stanley	Brazilian Real	8,669,232	Sell	05/09/11	5,473,000	5,507,949	(34,949)
Morgan Stanley	South Korean Won	1,996,896,000	Sell	05/09/11	1,830,000	1,862,239	(32,239)
Morgan Stanley	South Korean Won	3,269,700,000	Sell	05/09/11	3,000,000	3,049,214	(49,214)
Morgan Stanley	South Korean Won	4,496,678,550	Sell	05/09/11	4,067,000	4,193,454	(126,454)
Morgan Stanley	Brazilian Real	68,410,378	Sell	05/09/11	40,747,143	43,464,161	(2,717,018)
Morgan Stanley	Mexican Peso	72,669,876	Sell	05/24/11	6,101,636	6,298,698	(197,062)
Morgan Stanley	Czech Koruna	124,652,179	Sell	05/24/11	7,256,501	7,634,201	(377,700)
Morgan Stanley	Australian Dollar	6,083,091	Sell	05/24/11	6,267,615	6,646,909	(379,294)

							$(20,062,686)

ING Global Bond Fund Open Futures Contracts on April 30, 2011:

	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)

Contract Description
Long Contracts
Australia 10-Year Bond	42	06/15/11	$4,800,430	$20,848
Canada 10-Year Bond	63	06/21/11	8,096,810	199,196

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited) (Continued)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)

Euro-Bobl 5-Year	9	06/08/11	$1,536,190	$8,029
Euro-Bund	192	06/08/11	34,956,100	434,152
Euro-Schatz	480	06/08/11	76,288,800	139,350
Japan 10-Year Bond (TSE)	30	06/09/11	51,796,800	347,748
Long Gilt	181	06/28/11	36,025,900	451,208
Short Gilt	79	06/28/11	14,287,000	138,592
U.S. Treasury 2-Year Note	82	06/30/11	17,968,300	23,905
U.S. Treasury 5-Year Note	200	06/30/11	23,693,800	272,422
U.S. Treasury Ultra Long Bond	8	06/21/11	1,007,000	31,480

			$270,457,130	$2,066,930

Short Contracts
Australia 3-Year Bond	19	06/15/11	2,133,530	(1,416)
Medium Gilt	124	06/28/11	23,831,500	(541,334)
U.S. Treasury 10-Year Note	83	06/21/11	10,054,700	(79,661)
U.S. Treasury Long Bond	46	06/21/11	5,629,250	(135,427)

			$41,648,980	$(757,838)

ING Global Bond Fund Credit Default Swap Agreements Outstanding on April 30, 2011:
Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

The Royal Bank of	Japanese Government
Scotland PLC	Bond	Buy	(0.610)	12/20/14	USD	9,000,000	$(13,011)	$—	$(13,011)

							$(13,011)	$–	$(13,011)

(1)

If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)

The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

ING Global Bond Fund Interest Rate Swap Agreements Outstanding on April 30, 2011:

	Termination Date	Notional Amount		Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Pay a fixed rate equal to 2.853% and receive a floating rate based on the 3-month CAD-BA-CDOR Counterparty: Morgan Stanley	02/28/16	CAD	9,666,000	$(80,999)	$—	$(80,999)
Pay a fixed rate equal to 3.623% and receive a floating rate based on the 3-month CAD-BA-CDOR Counterparty: Morgan Stanley	02/28/21	CAD	6,540,000	(49,376)	—	(49,376)
Pay a fixed rate equal to 4.140% and receive a floating rate based on the 6-month Tasa Nominal Anual Promedio (TNA) Counterparty: Deutsche Bank AG	10/19/12	CLP	4,917,045,000	251,467	—	251,467
Receive a fixed rate equal to 2.824% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters Counterparty: Morgan Stanley	03/02/16	EUR	7,368,000	(80,270)	—	(80,270)
Receive a fixed rate equal to 3.422% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters Counterparty: Morgan Stanley	03/02/21	EUR	4,926,000	(66,458)	—	(66,458)
Receive a fixed rate equal to 1.158% and pay a floating rate based on the 3-month GBP-LIBOR-BBA Counterparty: Citigroup, Inc.	08/01/12	GBP	80,000,000	22,249	—	22,249
Receive a fixed rate equal to 7.550% and pay a floating rate based on the INR-MIBOR-OIS-COMPOUND Counterparty: Deutsche Bank AG	03/09/13	INR	1,027,100,000	(148,113)	—	(148,113)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	as of April 30, 2011 (Unaudited) (Continued)

	Termination Date	Notional Amount		Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Pay a fixed rate equal to 8.110% and receive a floating rate based on the INR-MIBOR-OIS-COMPOUND Counterparty: Deutsche Bank AG	03/09/16	INR	461,800,000	$61,496	$—	$61,496
Receive a fixed rate equal to 5.400% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	07/17/12	MXN	1,522,400,000	83,298	—	83,298
Pay a fixed rate equal to 0.998% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Citigroup, Inc.	02/10/13	USD	60,000,000	(358,592)	—	(358,592)
Pay a fixed rate equal to 2.535% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Citigroup, Inc.	02/10/16	USD	35,000,000	(757,306)	—	(757,306)
Pay a fixed rate equal to 3.478% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Citigroup, Inc.	05/11/20	USD	10,271,000	(217,411)	—	(217,411)
Pay a fixed rate equal to 2.870% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Credit Suisse First Boston	12/24/17	USD	25,000,000	(264,402)	—	(264,402)
Pay a fixed rate equal to 3.444% and receive a floating rate based on the 3-month USD-LIBOR-BBA	12/24/20	USD	45,000,000	(480,739)	—	(480,739)

Counterparty: Credit Suisse First Boston				$(2,085,156)	$—	$(2,085,156)

ING Global Bond Fund Written Options Open on April 30, 2011:
Options on Exchange Traded Futures Contracts

Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Value

U.S. Treasury 10-Year Note June Futures Put Option CBOT	USD 117.00	05/20/11	328	$35,055	$(5,127)

				$35,055	$(5,127)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	as of April 30, 2011 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.8%

		Australia: 4.6%

45,944		Australia & New Zealand Banking Group Ltd.	$1,223,819	1.1

363,099		BlueScope Steel Ltd.	691,601	0.6

218,147		Insurance Australia Group Ltd.	855,282	0.8

168,547		MAp Group	546,302	0.5

388,673		Telstra Corp., Ltd.	1,241,456	1.1

191,448		Westfield Retail Trust	556,090	0.5

			5,114,550	4.6

		Barbados: 0.5%

6,461		Everest Re Group Ltd.	588,726	0.5

		Brazil: 1.4%

23,514		Petroleo Brasileiro SA ADR	784,662	0.7

44,980		Tele Norte Leste
		Participacoes SA ADR	766,909	0.7

			1,551,571	1.4

		Canada: 2.1%

17,261	L	Enerplus Corp.	557,703	0.5

1,409		Fairfax Financial Holdings Ltd.	569,021	0.5

28,351		TransCanada Corp.	1,219,858	1.1

			2,346,582	2.1

		China: 0.9%

426,605		Guangzhou Automobile Group Co. Ltd.	482,657	0.4

70,500		Hengan International Group Co., Ltd.	551,023	0.5

			1,033,680	0.9

		Denmark: 0.5%

15,342		D/S Norden	549,810	0.5

		Finland: 0.8%

91,754		Nokia OYJ	845,275	0.8

		France: 7.1%

15,279		BNP Paribas	1,207,876	1.1

25,730		Carrefour SA	1,219,143	1.1

29,472		GDF Suez	1,205,091	1.1

21,982		Sanofi-Aventis SA	1,739,152	1.5

25,928		Total SA	1,660,468	1.5

13,008		Vinci SA	868,305	0.8

			7,900,035	7.1

		Germany: 3.8%

7,920		Allianz SE	1,244,322	1.1

85,595	@	Deutsche Post AG	1,691,669	1.6

36,262		E.ON AG	1,239,405	1.1

			4,175,396	3.8

		Hong Kong: 1.1%

25,661		China Mobile Ltd. ADR	1,182,715	1.1

		Ireland: 1.1%

49,883		CRH PLC	1,228,268	1.1

		Italy: 2.6%

63,767		ENI S.p.A.	$1,707,277	1.5

363,837		Intesa Sanpaolo S.p.A	1,208,470	1.1

			2,915,747	2.6

		Japan: 11.0%

57,500		Daiichi Sankyo Co., Ltd.	1,129,844	1.0

53,100		Hoya Corp.	1,143,647	1.1

111,500		JX Holdings, Inc.	785,260	0.7

217,600		Mitsubishi UFJ Financial Group, Inc.	1,044,391	1.0

48,700		Mitsui & Co., Ltd.	866,621	0.8

587,800		Mizuho Financial Group, Inc.	931,278	0.8

6,100		Nintendo Co., Ltd.	1,443,345	1.4

661		NTT DoCoMo, Inc.	1,226,403	1.1

31,200		Seven & I Holdings Co., Ltd.	785,182	0.7

65,700		Shiseido Co., Ltd.	1,092,817	1.0

33,100		Sumitomo Mitsui Financial Group, Inc.	1,028,148	0.9

20,300		Trend Micro, Inc.	579,528	0.5

			12,056,464	11.0

		Netherlands: 2.8%

76,249		Koninklijke KPN NV	1,210,113	1.0

22,232		Royal Dutch Shell PLC	858,808	0.8

36,533		Koninklijke Philips Electronics NV	1,082,037	1.0

			3,150,958	2.8

		Portugal: 0.5%

133,960		EDP - Energias de Portugal SA	547,293	0.5

		Singapore: 1.8%

69,500		DBS Group Holdings Ltd.	851,512	0.8

470,000		Singapore Telecommunications Ltd.	1,199,735	1.0

			2,051,247	1.8

		South Africa: 0.5%

9,670	@	Sasol Ltd.	558,790	0.5

		South Korea: 1.6%

20,525		KT&G Corp.	1,214,803	1.1

15,930		Woongjin Coway Co., Ltd.	532,377	0.5

			1,747,180	1.6

		Spain: 1.6%

51,316		Abertis Infraestructuras SA	1,215,653	1.1

45,404		Banco Santander SA	579,832	0.5

			1,795,485	1.6

		Sweden: 0.8%

61,808		Telefonaktiebolaget LM Ericsson	937,845	0.8

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Switzerland: 2.2%

26,463		Credit Suisse Group AG	$1,204,508	1.1

7,883		Roche Holding AG	1,279,568	1.1

			2,484,076	2.2

		Taiwan: 1.1%

92,022		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,242,297	1.1

		United Kingdom: 6.7%

23,690		AstraZeneca PLC	1,175,442	1.1

55,955		GlaxoSmithKline PLC	1,222,334	1.1

109,417		HSBC Holdings PLC	1,193,504	1.0

47,524		Land Securities Group PLC	624,693	0.6

131,077		Reed Elsevier PLC	1,161,241	1.0

54,275		Scottish & Southern Energy Plc	1,231,320	1.1

299,499		Thomas Cook Group PLC	859,329	0.8

			7,467,863	6.7

		United States: 37.7%

23,797		Abbott Laboratories	1,238,396	1.1

13,366		AGL Resources, Inc.	554,823	0.5

32,148		Altria Group, Inc.	862,852	0.8

34,069		American Electric Power Co., Inc.	1,242,837	1.1

38,766		Arthur J Gallagher & Co.	1,154,451	1.0

53,093		AT&T, Inc.	1,652,254	1.5

10,129		Automatic Data Processing, Inc.	550,511	0.5

28,723		Baxter International, Inc.	1,634,339	1.5

15,274		Chevron Corp.	1,671,586	1.5

47,780		ConAgra Foods, Inc.	1,168,221	1.1

10,596		Diamond Offshore Drilling	803,919	0.7

32,711		Exelon Corp.	1,378,769	1.3

59,458		General Electric Co.	1,215,916	1.1

75,119		Hudson City Bancorp., Inc.	715,884	0.6

72,753		Intel Corp.	1,687,142	1.6

18,466		Johnson & Johnson	1,213,586	1.1

18,703		Kimberly-Clark Corp.	1,235,521	1.1

35,863		Kraft Foods, Inc.	1,204,280	1.1

5,250		Lorillard, Inc.	559,125	0.5

15,461		McDonald’s Corp.	1,210,751	1.1

46,076		Merck & Co., Inc.	1,656,432	1.4

61,760		Microsoft Corp.	1,606,995	1.4

24,376		Molson Coors Brewing Co.	1,188,330	1.1

17,168		Nucor Corp.	806,209	0.7

88,973		People’s United Financial, Inc.	1,218,040	1.1

17,723		PepsiCo, Inc.	1,220,938	1.1

78,251		Pfizer, Inc.	1,640,141	1.5

46,889		Pitney Bowes, Inc.	1,151,594	1.0

44,208		PPL Corp.	1,212,625	1.1

12,831		Procter & Gamble Co.	832,732	0.7

23,513		Reynolds American, Inc.	872,567	0.8

14,200		Southern Co.	554,368	0.5

29,908		Spectra Energy Corp.	$868,528	0.8

20,235		Travelers Cos, Inc.	1,280,472	1.2

7,787	L	VF Corp.	783,061	0.7

21,781		Wal-Mart Stores, Inc.	1,197,519	1.1

26,566		Wells Fargo & Co.	773,336	0.7

			41,819,050	37.7

	Total Common Stock (Cost $92,194,894)		105,290,903	94.8

SHORT-TERM INVESTMENTS: 0.3%

		Securities Lending: 0.3%

239,850		BNY Mellon Overnight Government Fund(1)	239,850	0.2

123,900	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	99,120	0.1

	Total Short-Term Investments (Cost $363,750)		338,970	0.3

	Total Investments in Securities (Cost $92,558,644)*		$105,629,873	95.1
	Assets in Excess of Other Liabilities		5,448,160	4.9

	Net Assets		$111,078,033	100.0

@	Non-income producing security

ADR	American Depositary Receipt
R	Restricted Security
L	Loaned security, a portion or all of the security is on loan at April 30, 2011.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $95,372,342.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,713,732
Gross Unrealized Depreciation	(4,456,201)

Net Unrealized appreciation	$10,257,531

Percentage
Industry	of Net Assets
Consumer Discretionary	4.5%
Consumer Staples	13.7
Energy	10.3
Financials	18.1
Health Care	12.5
Industrials	8.3
Information Technology	9.0

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	as of April 30, 2011 (Unaudited) (Continued)

Materials	2.5%
Telecommunications	7.6
Utilities	8.3
Short-Term Investments	0.3
Other Assets and Liabilities - Net	4.9

Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Asset Table
Investments, at value
Common Stock
Australia	$556,090	$4,558,460	$—	$5,114,550
Barbados	588,726	—	—	588,726
Brazil	1,551,571	—	—	1,551,571
Canada	2,346,582	—	—	2,346,582
China	—	1,033,680	—	1,033,680
Denmark	—	549,810	—	549,810
Finland	—	845,275	—	845,275
France	—	7,900,035	—	7,900,035
Germany	—	4,175,396	—	4,175,396
Hong Kong	1,182,715	—	—	1,182,715
Ireland	—	1,228,268	—	1,228,268
Italy	—	2,915,747	—	2,915,747
Japan	—	12,056,464	—	12,056,464
Netherlands	1,210,113	1,940,845	—	3,150,958
Portugal	—	547,293	—	547,293
Singapore	—	2,051,247	—	2,051,247
South Africa	—	558,790	—	558,790
South Korea	—	1,747,180	—	1,747,180
Spain	579,832	1,215,653	—	1,795,485
Sweden	—	937,845	—	937,845
Switzerland	—	2,484,076	—	2,484,076
Taiwan	1,242,297	—	—	1,242,297
United Kingdom	—	7,467,863	—	7,467,863
United States	41,819,050	—	—	41,819,050

Total Common Stock	51,076,976	54,213,927	—	105,290,903

Short-Term Investments	239,850	—	99,120	338,970

Total Investments, at value	$51,316,826	$54,213,927	$99,120	$105,629,873

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

PORTFOLIO OF INVESTMENTS
ING GLOBAL NATURAL RESOURCES FUND	as of April 30, 2011 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.3%

		Australia: 1.0%

246,147	@	Mount Gibson Iron Ltd.	$510,769	0.4

273,500		OneSteel Ltd.	641,159	0.4

14,100		Sims Metal Management Ltd.	270,609	0.2

			1,422,537	1.0

		Brazil: 0.6%

24,500		Petroleo Brasileiro SA ADR	914,585	0.6

		Canada: 22.0%

29,300		Alamos Gold, Inc.	491,766	0.3

78,749		Barrick Gold Corp.	4,016,986	2.9

114,774		Canadian Natural Resources Ltd.	5,389,787	3.7

51,500		Centerra Gold, Inc.	957,988	0.7

19,400		Domtar Corp.	1,804,588	1.2

38,907		EnCana Corp.	1,304,163	0.9

48,100		Ensign Energy Services, Inc.	928,803	0.6

27,008		GoldCorp, Inc.	1,507,857	1.0

51,100	@	Harry Winston Diamond Corp.	869,534	0.6

47,917		Nexen, Inc.	1,266,446	0.9

104,900		Pengrowth Energy Corp.	1,483,286	1.0

146,232	@	Precision Drilling Corp.	2,213,952	1.5

112,200	@	Southern Pacific Resource Corp.	220,570	0.2

158,765		Suncor Energy, Inc.	7,309,541	5.1

37,429		Teck Resources Ltd.	2,030,523	1.4

			31,795,790	22.0

		China: 1.0%

1,363,334		China Petroleum & Chemical Corp.	1,374,200	1.0

		Italy: 0.6%

18,031		Tenaris SA ADR	915,794	0.6

		Japan: 0.6%

161,100		Mitsui OSK Lines Ltd.	898,539	0.6

		Netherlands: 2.1%

39,373		Royal Dutch Shell PLC ADR	3,050,620	2.1

		Russia: 2.3%

110,790		Gazprom OAO ADR	1,890,078	1.3

20,896		Lukoil-Spon ADR	1,456,451	1.0

			3,346,529	2.3

		United Kingdom: 1.3%

5,000	@	Randgold Resources Ltd. ADR	432,850	0.3

18,860		Rio Tinto PLC ADR	1,380,741	1.0

			1,813,591	1.3

		United States: 65.8%

43,229	@	Alpha Natural Resources, Inc.	2,514,631	1.7

39,887		Apache Corp.	$5,319,729	3.7

70,509		Arch Coal, Inc.	2,418,459	1.7

24,000	@	Bill Barrett Corp.	1,001,520	0.7

69,008	@	Cal Dive International, Inc.	542,403	0.4

66,967		Chevron Corp.	7,328,868	5.1

9,600		Cliffs Natural Resources, Inc.	899,712	0.6

39,600	@	Coeur d’Alene Mines Corp.	1,255,716	0.9

132,516		ConocoPhillips	10,459,488	7.2

93,500	@	Denbury Resources, Inc.	2,110,295	1.5

40,565		Ensco PLC ADR	2,418,485	1.7

34,900		EOG Resources, Inc.	3,940,559	2.7

163,564		Exxon Mobil Corp.	14,393,631	9.9

30,428		Halliburton Co.	1,536,005	1.1

47,600		Hess Corp.	4,091,696	2.8

83,170		International Paper Co.	2,568,290	1.8

31,300	@	McMoRan Exploration Co.	573,103	0.4

44,500		Murphy Oil Corp.	3,447,860	2.4

58,178		National Oilwell Varco, Inc.	4,461,671	3.1

45,700		Newmont Mining Corp.	2,678,477	1.8

7,500		Overseas Shipholding Group, Inc.	208,950	0.1

64,500	@	PetroHawk Energy Corp.	1,742,145	1.2

29,400		Range Resources Corp.	1,659,630	1.1

112,560		Schlumberger Ltd.	10,102,260	7.0

44,800	@	Tetra Technologies, Inc.	661,696	0.5

14,158	@	Transocean Ltd.	1,029,995	0.7

10,404	@	Unit Corp.	655,660	0.5

18,044		United States Steel Corp.	860,879	0.6

71,400		Valero Energy Corp.	2,020,620	1.4

98,000	@	Weatherford International Ltd.	2,114,840	1.5

			95,017,273	65.8

	Total Common Stock (Cost $98,686,258)		140,549,458	97.3

SHORT-TERM INVESTMENTS: 2.6%

		Mutual Funds: 2.6%

3,787,000		BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $3,787,000)	3,787,000	2.6

	Total Short-Term Investments (Cost $3,787,000)		3,787,000	2.6

PORTFOLIO OF INVESTMENTS
ING GLOBAL NATURAL RESOURCES FUND	as of April 30, 2011 (Unaudited) (Continued)

Total Investments in Securities (Cost $102,473,258)*	$144,336,458	99.9
Assets in Excess of Other Liabilities	146,547	0.1

Net Assets	$144,483,005	100.0

@	Non-income producing security

ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $106,395,047.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$42,169,042
Gross Unrealized Depreciation	(4,227,631)

Net Unrealized appreciation	$37,941,411

Industry	Percentage of Net Assets

Energy	80.7%
Industrials	0.6
Materials	16.0
Short-Term Investments	2.6
Other Assets and Liabilities - Net	0.1

Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Asset Table
Investments, at value
Common Stock
Australia	$—	$1,422,537	$—	$1,422,537
Brazil	914,585	—	—	914,585
Canada	31,795,790	—	—	31,795,790
China	—	1,374,200	—	1,374,200
Italy	915,794	—	—	915,794
Japan	—	898,539	—	898,539
Netherlands	3,050,620	—	—	3,050,620
Russia	3,346,529	—	—	3,346,529
United Kingdom	1,380,741	432,850	—	1,813,591
United States	95,017,273	—	—	95,017,273

Total Common Stock	136,421,332	4,128,126	—	140,549,458

Short-Term Investments	3,787,000	—	—	3,787,000

Total Investments, at value	$140,208,332	$4,128,126	$—	$144,336,458

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND	as of April 30, 2011 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 93.9%

		Bermuda: 0.4%

3,982		Credicorp Ltd.	$384,343	0.4

		Brazil: 3.6%

29,062		Fibria Celulose SA	455,364	0.5

29,000		MRV Engenharia e Participacoes SA	253,096	0.3

59,925		PDG Realty SA Empreendimentos e Participacoes	352,724	0.3

23,281		Petroleo Brasileiro SA ADR	869,080	0.9

95,949		SLC Agricola SA	1,206,376	1.2

16,438		Vale SA	481,792	0.4

			3,618,432	3.6

		Canada: 1.4%

31,190		Suncor Energy, Inc.	1,437,611	1.4

		China: 3.8%

757,000		China Communications Construction Co., Ltd.	701,135	0.7

843,000		China Construction Bank	798,255	0.8

255,000		China Yurun Food Group Ltd.	936,923	0.9

60,975		Hengan International Group Co., Ltd.	476,576	0.5

45,500		Ping An Insurance Group Co. of China Ltd.	496,085	0.5

108,000		ZTE Corp.	389,898	0.4

			3,798,872	3.8

		Denmark: 0.9%

4,494		Novo Nordisk A/S	568,910	0.6

9,172	@	Vestas Wind Systems A/S	325,009	0.3

			893,919	0.9

		France: 2.8%

6,923		LVMH Moet Hennessy Louis Vuitton SA	1,242,937	1.2

12,142		Total SA	777,592	0.8

11,593		Vinci SA	773,852	0.8

			2,794,381	2.8

		Germany: 4.2%

5,333		Allianz SE	837,875	0.8

9,135	@	BASF SE	938,019	0.9

18,425		Bayer AG	1,617,618	1.7

5,678		Siemens AG	825,916	0.8

			4,219,428	4.2

		Hong Kong: 2.0%

984,000	L	Chaoda Modern Agriculture Holdings Ltd.	614,340	0.6

207,000		China Resources Enterprise	835,909	0.8

956,000		Guangdong Investment Ltd.	496,065	0.5

158,393		Hengdeli Holdings Ltd.	$95,126	0.1

			2,041,440	2.0

		Indonesia: 4.1%

254,757		Astra International Tbk PT	1,674,352	1.7

2,278,392		Bank Mandiri Persero TBK PT	1,905,589	1.9

1,331,500		Bumi Resources Tbk PT	535,034	0.5

			4,114,975	4.1

		Italy: 0.5%

35,000	@	Fiat Industrial SpA	519,959	0.5

		Japan: 7.8%

15,900		Daikin Industries Ltd.	506,461	0.5

124,000		Hitachi Ltd.	673,038	0.7

23,128		Honda Motor Co., Ltd.	889,136	0.9

46,200		Itochu Corp.	481,271	0.5

34,319		Kubota Corp.	329,056	0.3

64,000		Marubeni Corp.	467,560	0.5

49,000		Mitsubishi Estate Co., Ltd.	857,490	0.9

84,700		Mitsubishi UFJ Financial Group, Inc.	406,525	0.4

52,700		Mitsui & Co., Ltd.	937,801	0.8

43,000		Mitsui Fudosan Co., Ltd.	746,274	0.7

33,000		NGK Insulators Ltd.	572,591	0.6

12,700		Sumitomo Mitsui Financial Group, Inc.	394,486	0.4

15,700		Toyota Motor Corp.	626,291	0.6

			7,887,980	7.8

		Kazakhstan: 0.5%

30,969		Eurasian Natural Resources Corp.	474,583	0.5

		Mexico: 0.6%

246,614	@	Empresas ICA S.A.B. de C.V.	608,410	0.6

		Netherlands: 3.4%

11,935		Akzo Nobel NV	925,419	0.9

6,676		CSM	255,745	0.3

38,360		Koninklijke KPN NV	608,794	0.6

38,544		Unilever NV	1,268,895	1.3

9,297	@	X5 Retail Group N.V. GDR	328,836	0.3

			3,387,689	3.4

		Norway: 0.7%

41,997		Telenor ASA	725,527	0.7

		Poland: 1.2%

69,392		Powszechna Kasa Oszczednosci Bank Polski SA	1,194,141	1.2

PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Russia: 1.8%

108,784		Gazprom OAO ADR	$1,855,855	1.8

		Singapore: 0.9%

117,000		Oversea-Chinese Banking Corp., Ltd.	913,679	0.9

		South Korea: 1.8%

893		Samsung Electronics Co., Ltd.	745,906	0.7

21,311		Shinhan Financial Group Co., Ltd.	1,045,477	1.1

			1,791,383	1.8

		Spain: 0.8%

29,841	@	Telefonica SA	801,684	0.8

		Switzerland: 7.2%

40,619	@	ABB Ltd.	1,121,705	1.1

15,650		Compagnie Financiere Richemont SA	1,012,229	1.0

32,384		Credit Suisse Group AG	1,474,012	1.5

7,467		Novartis AG	442,794	0.4

3,171		Roche Holding AG	514,717	0.6

1,531		Syngenta AG	541,449	0.5

76,162	@	UBS AG	1,524,197	1.5

22,492		Xstrata PLC	576,898	0.6

			7,208,001	7.2

		United Kingdom: 8.4%

24,835	@	Autonomy Corp. PLC	670,256	0.7

57,321		BG Group PLC	1,476,100	1.4

20,236		BHP Billiton PLC	855,575	0.9

190,889		BP PLC	1,467,409	1.5

140,760		HSBC Holdings PLC	1,535,389	1.5

23,757		Imperial Tobacco Group PLC	837,963	0.8

104,485		Meggitt PLC	628,654	0.6

7,245		Rio Tinto PLC	528,631	0.5

16,389		Standard Chartered PLC	455,479	0.5

			8,455,456	8.4

		United States: 35.1%

11,240		Abbott Laboratories	584,930	0.6

34,683	@	Adobe Systems, Inc.	1,163,615	1.2

–	@	AGCO Corp.	—	—

5,700	@	Apple, Inc.	1,984,912	2.1

10,170		Baxter International, Inc.	578,673	0.6

38,020		The Blackstone Group L.P	720,099	0.7

11,327	@	Celgene Corp.	666,934	0.7

15,658		Chesapeake Energy Corp.	527,205	0.5

7,471		Chevron Corp.	817,626	0.8

401,341	@	Citigroup, Inc.	1,842,155	1.9

12,000	@	Citrix Systems, Inc.	1,012,080	1.0

–	@	Dean Foods Co.	—	—

22,042	@	EMC Corp.	624,670	0.6

15,366		Exxon Mobil Corp.	1,352,208	1.3

42,471	@,L	Geron Corp.	203,861	0.2

3,285		Goldman Sachs Group, Inc.	$496,068	0.5

2,400	@	Google, Inc.	1,305,840	1.3

30,751		Hewlett-Packard Co.	1,241,418	1.2

21,659		JPMorgan Chase & Co.	988,300	1.0

21,775	@	Juniper Networks, Inc.	834,636	0.8

13,527	@	Life Technologies Corp.	746,690	0.7

15,207		Marathon Oil Corp.	821,786	0.8

16,514		Mead Johnson Nutrition Co.	1,104,456	1.1

20,524		Microsoft Corp.	534,034	0.5

7,004		Monsanto Co.	476,552	0.5

8,682		Mosaic Co.	649,935	0.6

72,000	@	NetApp, Inc.	3,742,561	3.8

9,066		Occidental Petroleum Corp.	1,036,153	1.0

16,436		Oracle Corp.	592,518	0.6

30,087	@	Quanta Services, Inc.	652,286	0.6

7,417		Schlumberger Ltd.	665,676	0.7

18,901	@	Southwestern Energy Co.	828,998	0.8

41,693	@	Symantec Corp.	819,267	0.8

16,096	@	Teradata Corp.	900,088	0.9

17,685	@	Thermo Fisher Scientific, Inc.	1,060,923	1.0

27,849	@	Titanium Metals Corp.	557,815	0.6

70,719	@	Weatherford International Ltd.	1,526,117	1.6

32,293		Wells Fargo & Co.	940,049	0.9

11,860		Yum! Brands, Inc.	636,170	0.6

			35,237,304	35.1

	Total Common Stock (Cost $74,793,548)		94,365,052	93.9

EXCHANGE-TRADED FUNDS: 2.1%

		United States: 2.1%

29,221	L	SPDR S&P Biotech ETF	2,156,218	2.1

	Total Exchange-Traded Funds (Cost $1,454,765)		2,156,218	2.1

	Total Long-Term Investments (Cost $76,248,313)		96,521,270	96.0

SHORT-TERM INVESTMENTS: 0.5%

		Securities Lending: 0.5%

359,117		BNY Mellon Overnight Government Fund(1)	359,117	0.4

173,707	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	138,966	0.1

	Total Short-Term Investments (Cost $532,824)		498,083	0.5

PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND	as of April 30, 2011 (Unaudited) (Continued)

Total Investments in Securities (Cost $76,781,137)*	$97,019,353	96.5
Assets in Excess of Other Liabilities	3,483,368	3.5

Net Assets	$100,502,721	100.0

@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
R	Restricted Security
L	Loaned security, a portion or all of the security is on loan at April 30, 2011.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $77,301,394.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$21,323,473
Gross Unrealized Depreciation	(1,605,514)

Net Unrealized appreciation	$19,717,959

Industry	Percentage of Net Assets

Consumer Discretionary	7.3%
Consumer Staples	7.8
Energy	15.9
Financials	19.9
Health Care	7.0
Industrials	8.9
Information Technology	17.1
Materials	7.4
Telecommunications	2.1
Utilities	0.5
Other Long-Term Investments	2.1
Short-Term Investments	0.5
Other Assets and Liabilities - Net	3.5

Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Asset Table
Investments, at value
Common Stock
Bermuda	$384,343	$—	$—	$384,343
Brazil	3,618,432	—	—	3,618,432
Canada	1,437,611	—	—	1,437,611
China	—	3,798,872	—	3,798,872
Denmark	—	893,919	—	893,919
France	—	2,794,381	—	2,794,381
Germany	—	4,219,428	—	4,219,428
Hong Kong	—	2,041,440	—	2,041,440
Indonesia	—	4,114,975	—	4,114,975

PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND	as of April 30, 2011 (Unaudited) (Continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Italy	$519,959	$—	$—	$519,959
Japan	—	7,887,980	—	7,887,980
Kazakhstan	—	474,583	—	474,583
Mexico	608,410	—	—	608,410
Netherlands	608,794	2,778,895	—	3,387,689
Norway	—	725,527	—	725,527
Poland	—	1,194,141	—	1,194,141
Russia	1,855,855	—	—	1,855,855
Singapore	—	913,679	—	913,679
South Korea	—	1,791,383	—	1,791,383
Spain	—	801,684	—	801,684
Switzerland	—	7,208,001	—	7,208,001
United Kingdom	—	8,455,456	—	8,455,456
United States	33,395,149	—	1,842,155	35,237,304

Total Common Stock	42,428,553	50,094,344	1,842,155	94,365,052

Exchange-Traded Funds	2,156,218	—	—	2,156,218
Short-Term Investments	359,117	—	138,966	498,083

Total Investments, at value	$44,943,888	$50,094,344	$1,981,121	$97,019,353

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	as of April 30, 2011 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.1%

		Australia: 9.5%

47,641,916		Dexus Property Group NPV	$46,071,555	1.2

43,523,027		Goodman Group.	33,952,140	0.9

15,690,020		GPT Group	54,503,580	1.4

38,351,100	**	ING Office Fund	26,551,473	0.7

715,751		Lend Lease Corp., Ltd.	6,844,541	0.2

15,251,458		Mirvac Group	21,280,927	0.6

12,887,560		Stockland	53,504,316	1.4

7,070,532		Westfield Group	70,066,884	1.9

16,091,181		Westfield Retail Trust	46,739,261	1.2

			359,514,677	9.5

		Brazil: 0.2%

504,600		Sonae Sierra Brasil SA	7,585,679	0.2

		Canada: 3.3%

316,100		Brookfield Asset Management, Inc.	10,627,282	0.3

1,940,100		Brookfield Properties Corp.	38,375,178	1.0

657,000		Calloway Real Estate Investment Trust	17,380,658	0.5

211,200		Canadian Real Estate Investment Trust	7,477,884	0.2

461,900		Primaris Retail Real Estate Investment Trust	10,154,331	0.3

1,482,900		RioCan Real Estate Investment Trust	39,731,031	1.0

			123,746,364	3.3

		China: 0.5%

10,715,000		Longfor Properties Co., Ltd.	17,091,191	0.5

		France: 7.5%

391,110		Accor SA	17,380,181	0.5

277,020		ICADE	35,513,186	0.9

514,170		Klepierre	21,129,673	0.6

425,952		Mercialys SA	18,415,690	0.5

366,360		Nexity SA	19,924,741	0.5

73,100		Societe Immobiliere de Location pour l’Industrie et le Commerce	10,962,564	0.3

688,626		Unibail-Rodamco SE	161,107,919	4.2

			284,433,954	7.5

		Germany: 0.7%

488,950	@	GSW Immobilien AG	15,751,555	0.4

1,370,200	@,L	IVG Immobilien AG	11,561,919	0.3

			27,313,474	0.7

		Hong Kong: 11.4%

6,155,763		Cheung Kong Holdings Ltd.	97,153,028	2.6

3,947,100		Great Eagle Holding Co.	14,054,531	0.4

3,658,600		Hang Lung Group Ltd	24,653,553	0.6

5,530,300		Hang Lung Properties Ltd.	24,660,440	0.6

9,087,900		Hongkong Land Holdings Ltd.	$68,152,071	1.8

1,706,400		Hysan Development Co., Ltd.	7,978,309	0.2

2,827,000		Kerry Properties Ltd.	15,116,853	0.4

13,749,000		Link REIT	43,331,746	1.1

6,812,000		Sun Hung Kai Properties Ltd.	106,692,968	2.9

4,146,346		Wharf Holdings Ltd.	30,427,026	0.8

			432,220,525	11.4

		Japan: 12.1%

7,037		Advance Residence Investment Corp.	14,738,511	0.4

342,000		Daito Trust Construction Co., Ltd.	27,360,013	0.7

1,541,500		Daiwa House Industry Co., Ltd.	18,677,127	0.5

2,342		Frontier Real Estate Investment Corp.	21,713,151	0.6

3,675		Japan Real Estate Investment Corp.	36,378,849	1.0

11,003		Japan Retail Fund Investment Corp.	17,788,660	0.5

2,987		Kenedix Realty Investment Corp.	12,694,852	0.3

6,450,530		Mitsubishi Estate Co., Ltd.	112,882,910	3.0

4,370,088		Mitsui Fudosan Co., Ltd.	75,843,826	2.0

1,718		Nippon Accommodations Fund, Inc.	12,612,033	0.3

2,797		Nippon Building Fund, Inc.	28,150,575	0.7

837,000		Nomura Real Estate Holdings, Inc.	12,929,065	0.3

2,675,100		Sumitomo Realty & Development Co., Ltd.	55,372,340	1.5

10,260		United Urban Investment Corp.	13,020,325	0.3

			460,162,237	12.1

		Netherlands: 1.1%

353,620		Corio NV	25,038,562	0.6

213,595		Eurocommercial Properties NV	10,977,206	0.3

68,830		Wereldhave NV	7,194,268	0.2

			43,210,036	1.1

		Norway: 0.1%

1,436,757	@	Norwegian Property ASA	2,902,997	0.1

		Singapore: 4.3%

4,571,000		Ascendas Real Estate
		Investment Trust	7,591,718	0.2

27,634,000	L	CapitaCommercial Trust	32,552,719	0.9

16,846,350	@	CapitaLand Ltd.	46,854,487	1.1

4,699,391		CapitaMall Trust	7,269,135	0.2

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Singapore: (continued)

2,346,600		CapitaMalls Asia Ltd.	$3,399,640	0.1

612,000		City Developments Ltd.	5,928,091	0.2

3,464,900		Frasers Centrepoint Trust	4,195,237	0.1

25,489,600	@	Global Logistic Properties Ltd.	40,213,032	1.0

2,946,000		Keppel Land Ltd.	10,054,263	0.3

5,681,000		Suntec Real Estate Investment Trust	7,062,049	0.2

			165,120,371	4.3

		Sweden: 0.5%

683,250		Castellum AB	10,591,848	0.3

588,480		Hufvudstaden AB	7,548,898	0.2

			18,140,746	0.5

		Switzerland: 0.4%

180,390		Swiss Prime Site AG	15,046,403	0.4

		United Kingdom: 4.8%

3,041,617		British Land Co. PLC	30,624,802	0.8

1,248,000		Derwent London PLC	37,441,036	1.0

1,961,540		Grainger Plc	3,778,405	0.1

3,257,860		Great Portland Estates PLC	22,953,601	0.6

1,434,251		Hammerson PLC	11,275,777	0.3

4,314,809		Land Securities Group PLC	56,717,245	1.4

5,220,030		Safestore Holdings PLC	13,427,618	0.4

1,388,801		Segro PLC	7,558,622	0.2

			183,777,106	4.8

		United States: 40.7%

468,600	L	Alexandria Real Estate Equities, Inc.	38,495,490	1.0

877,200	L	AMB Property Corp.	31,930,080	0.8

1,414,900		Apartment Investment & Management Co.	38,145,704	1.0

536,108		AvalonBay Communities, Inc.	67,876,634	1.8

1,052,600	L	Boston Properties, Inc.	110,028,278	2.9

750,800	L	BRE Properties, Inc.	38,080,576	1.0

2,309,800		Developers Diversified Realty Corp.	34,046,453	0.9

1,957,300	L	Equity Residential	116,889,955	3.0

477,900		Federal Realty Investment Trust	41,844,924	1.1

3,599,111		General Growth Properties, Inc.	60,105,154	1.6

1,487,129	L	HCP, Inc.	58,920,051	1.6

295,400	L	Health Care REIT, Inc.	15,883,658	0.4

382,900	L	Highwoods Properties, Inc.	14,129,010	0.4

4,221,235	L	Host Hotels & Resorts, Inc.	75,095,771	2.0

1,366,600		Kimco Realty Corp.	26,703,364	0.7

1,359,775		Liberty Property Trust	47,823,287	1.3

1,418,141		Macerich Co.	74,906,208	2.0

995,300		Nationwide Health Properties, Inc.	43,594,140	1.1

628,600		Pebblebrook Hotel Trust	$13,483,470	0.4

3,658,250	L	ProLogis	59,592,893	1.6

350,924	L	Public Storage, Inc.	41,166,894	1.1

804,030		Regency Centers Corp.	37,837,652	1.0

1,186,950	L	Simon Property Group, Inc.	135,953,252	3.5

641,030		SL Green Realty Corp.	52,904,206	1.4

756,100		Starwood Hotels & Resorts Worldwide, Inc.	45,040,877	1.2

480,800		Tanger Factory Outlet Centers, Inc.	13,284,504	0.3

451,700		Taubman Centers, Inc.	26,266,355	0.7

1,933,055		UDR, Inc.	50,046,794	1.3

463,800		Ventas, Inc.	25,940,334	0.7

1,125,502		Vornado Realty Trust	108,813,533	2.9

			1,544,829,501	40.7

	Total Common Stock (Cost $2,758,307,147)		3,685,095,261	97.1

SHORT-TERM INVESTMENTS: 4.3%

		Securities Lending: 2.1%

80,572,859		BNY Mellon Overnight Government Fund(1)	80,572,859	2.1

2,745,317	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	2,196,253	0.0

	Total Securities Lending (Cost $83,318,176)		82,769,112	2.1

		Mutual Funds: 2.2%

82,174,804		BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $82,174,804)	82,174,804	2.2

	Total Short-Term Investments (Cost $165,492,980)		164,943,916	4.3

	Total Investments in Securities (Cost $2,923,800,127)*		$3,850,039,177	101.4
	Liabilities in Excess of Other Assets		(52,945,522)	(1.4)

	Net Assets		$3,797,093,655	100.0

@	Non-income producing security

R	Restricted Security
L	Loaned security, a portion or all of the security is on loan at April 30, 2011.
**	Investment in affiliate
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	as of April 30, 2011 (Unaudited) (Continued)

(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $3,188,867,342.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$809,820,750
Gross Unrealized Depreciation	(148,648,915)

Net Unrealized appreciation	$661,171,835

Industry	Percentage of Net Assets

Consumer Discretionary	1.0%
Financials	96.1
Short-Term Investments	4.3
Other Assets and Liabilities - Net	(1.4)

Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Asset Table
Investments, at value
Common Stock
Australia	$46,739,261	$312,775,416	$—	$359,514,677
Brazil	7,585,679	—	—	7,585,679
Canada	123,746,364	—	—	123,746,364
China	—	17,091,191	—	17,091,191
France	10,962,564	273,471,390	—	284,433,954
Germany	27,313,474	—	—	27,313,474
Hong Kong	—	432,220,525	—	432,220,525
Japan	—	460,162,237	—	460,162,237
Netherlands	—	43,210,036	—	43,210,036
Norway	—	2,902,997	—	2,902,997
Singapore	—	165,120,371	—	165,120,371
Sweden	—	18,140,746	—	18,140,746
Switzerland	15,046,403	—	—	15,046,403
United Kingdom	13,427,618	170,349,488	—	183,777,106
United States	1,544,829,501	—	—	1,544,829,501

Total Common Stock	1,789,650,864	1,895,444,397	—	3,685,095,261

Short-Term Investments	162,747,663	—	2,196,253	164,943,916

Total Investments, at value	$1,952,398,527	$1,895,444,397	$2,196,253	$3,850,039,177

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	as of April 30, 2011 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 92.6%

		Australia: 3.0%

1,006,500		Downer EDI Ltd.	$4,097,384	0.6

396,700		Newcrest Mining Ltd.	18,067,552	2.4

			22,164,936	3.0

		Bermuda: 0.5%

101,900		Axis Capital Holdings Ltd.	3,603,184	0.5

		Brazil: 2.6%

324,900	@	BrasilAgro - Companhia Brasileira de Propriedades Agricolas	2,116,848	0.3

24,451		Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,430,873	0.2

780,941		Centrais Eletricas
		Brasileiras SA ADR	14,634,834	1.9

135,200		Profarma Distribuidora de Produtos Farmaceuticos SA	1,344,953	0.2

			19,527,508	2.6

		Cambodia: 0.2%

6,968,000		NagaCorp Ltd.	1,662,355	0.2

		Canada: 10.4%

396,700	@	Bankers Petroleum Ltd.	3,480,008	0.5

558,800		Barrick Gold Corp.	28,504,388	3.8

892,000		Cameco Corp.	26,296,160	3.5

801,100	@	Gabriel Resources Ltd.	6,113,134	0.8

129,400		Nexen, Inc.	3,420,042	0.5

1,063,100	@,L	Uranium Participation Corp.	7,404,565	1.0

19,578		Westjet Airlines Ltd.	295,486	0.0
113,926	@	Westjet Airlines Ltd.	1,717,048	0.3

			77,230,831	10.4

		China: 0.1%

12,100,000	X	China Hongxing Sports Ltd.	1,023,120	0.1

		Egypt: 1.1%

993,600		Egyptian Financial Group-Hermes Holding	2,920,724	0.4

861,751	@	Oriental Weavers	4,564,945	0.6

144,820		Telecom Egypt	397,381	0.1

			7,883,050	1.1

		France: 7.7%

6,041	@	Areva SA	274,514	0.0

99,444		Areva SA	4,583,718	0.6

724,400		EDF SA	30,471,025	4.1

493,800	L	Thales SA	21,811,461	3.0

			57,140,718	7.7

		Hong Kong: 0.5%

280,000		Guoco Group Ltd.	3,525,760	0.5

		Indonesia: 1.7%

4,799,500		Medco Energi Internasional Tbk PT	1,546,764	0.2

300,000		Telekomunikasi Indonesia Tbk PT ADR	$10,842,000	1.5

			12,388,764	1.7

		Italy: 2.3%

1,135,000		ERG S.p.A.	16,778,649	2.3

		Japan: 20.2%

651,000		77 Bank Ltd.	3,007,238	0.4

4,038,550		Chuo Mitsui Trust Holdings, Inc.	13,903,671	1.9

2,480,000		Daiwa Securities Group, Inc.	10,703,728	1.4

324,300		East Japan Railway Co.	18,024,764	2.5

214,500		Futaba Corp./Chiba	3,998,160	0.5

72,400		Japan Digital Laboratory Co., Ltd.	837,192	0.1

445,000		Japan Steel Works Ltd./The	3,594,044	0.5

618,000		Kamigumi Co., Ltd.	5,293,046	0.7

427,000	@	Kirin Holdings Co., Ltd.	6,008,472	0.8

402,100		Mitsui & Co., Ltd.	7,155,406	1.0

413,600		MS&AD Insurance Group Holdings	9,685,628	1.3

563,100		Nippon Telegraph & Telephone Corp.	26,238,977	3.5

88,100		Sankyo Co., Ltd.	4,581,687	0.6

347,400		Sanshin Electronics Co., Ltd.	2,903,579	0.4

107,500		Shin-Etsu Chemical Co., Ltd.	5,592,510	0.8

2,635,000		Sumitomo Osaka Cement Co., Ltd.	7,164,490	0.9

9,200		TKC	196,283	0.0

806,000	@	Toppan Printing Co., Ltd.	6,335,562	0.9

153,000		Toyo Suisan Kaisha Ltd.	3,523,560	0.5

3,050		TV Asahi Corp.	4,686,383	0.7

1,712		West Japan Railway Co.	6,243,211	0.8

			149,677,591	20.2

		Lebanon: 0.4%

148,389	#	Solidere GDR	2,708,099	0.4

		Norway: 1.5%

383,300	L	Statoil ASA ADR	11,234,523	1.5

		Russia: 4.6%

459,408		Gazprom OAO ADR	7,837,500	1.1

319,000		Polyus Gold OJSC
		ADR	11,627,550	1.6

2,777,000	@,L	Federal
		Hydrogenerating Co.
		JSC ADR	14,477,454	1.9

			33,942,504	4.6

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Singapore: 1.0%

2,790,000		Singapore Telecommunications Ltd.	$7,121,827	1.0

		South Africa: 2.9%

136,000		AngloGold Ashanti Ltd ADR	6,933,280	0.9

678,000		Gold Fields Ltd.	12,126,950	1.7

16,900,000	@	Simmer & Jack Mines Ltd.	2,059,406	0.3

			21,119,636	2.9

		South Korea: 3.6%

659,500		Korea Electric Power Corp. ADR	7,979,950	1.1

363,800		KT Corp. ADR	7,385,140	1.0

595,400		SK Telecom Co., Ltd. ADR	11,300,692	1.5

			26,665,782	3.6

		Thailand: 0.2%

306,800		Bangkok Bank PCL	1,750,966	0.2

		Turkey: 1.2%

601,863		Turkcell Iletisim Hizmet AS ADR	8,907,572	1.2

		United Kingdom: 1.2%

360,000		Stolt-Nielsen Ltd.	8,714,215	1.2

		United States: 25.7%

355,000		Aetna, Inc.	14,689,900	2.0

245,100		Best Buy Co., Inc.	7,652,022	1.0

206,357		Chesapeake Energy Corp.	6,948,040	0.9

950,600		Eli Lilly & Co.	35,181,705	4.9

554,037		Exelon Corp.	23,352,660	3.2

142,100	@	Forest Laboratories, Inc.	4,712,036	0.6

149,000		Kroger Co.	3,622,190	0.5

145,800		Lockheed Martin Corp.	11,554,650	1.6

690,000		Microsoft Corp.	17,953,800	2.4

597,600		Newmont Mining Corp.	35,025,336	4.8

294,000		Old Republic International Corp.	3,724,980	0.5

362,000		Tyson Foods, Inc.	7,203,800	1.0

258,650		Wal-Mart Stores, Inc.	14,220,577	1.9

77,400	@	Western Digital Corp.	3,080,520	0.4

			188,922,216	25.7

		Total Common Stock (Cost $606,548,729)	683,693,806	92.6

PREFERRED STOCK: 0.2%

		South Korea: 0.2%
54,160		LG Electronics, Inc.	$1,819,400	0.2

		Total Preferred Stock (Cost $1,830,747)	1,819,400	0.2

		Total Long-Term Investments (Cost $608,379,476)	685,513,206	92.8

SHORT-TERM INVESTMENTS: 9.6%

		Securities Lending: 2.7%

20,090,311		BNY Mellon Overnight Government Fund(1)	20,090,311	2.7

287,772	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	230,218	0.0

		Total Securities Lending (Cost $20,378,083)	20,320,529	2.7

		Mutual Funds: 6.9%

50,914,753		BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $50,914,753)	50,914,753	6.9

		Total Short-Term Investments (Cost $71,292,836)	71,235,282	9.6

		Total Investments in Securities (Cost $679,672,312)*	$756,748,488	102.4
		Liabilities in Excess of Other Assets	(17,493,284)	(2.4)

		Net Assets	$739,255,204	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
R	Restricted Security
L	Loaned security, a portion or all of the security is on loan at April 30, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	as of April 30, 2011 (Unaudited) (Continued)

*	Cost for federal income tax purposes is $685,577,508.

	Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$81,716,299
	Gross Unrealized Depreciation	(10,545,319)

	Net Unrealized appreciation	$71,170,980

Industry	Percentage of Net Assets

Consumer Discretionary	3.5%
Consumer Staples	5.0
Energy	10.5
Financials	8.5
Health Care	7.6
Industrials	14.0
Information Technology	3.4
Materials	18.0
Telecommunications	9.8
Utilities	12.5
Short-Term Investments	9.6
Other Assets and Liabilities - Net	(2.4)

Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Asset Table
Investments, at value
Common Stock
Australia	$—	$22,164,936	$—	$22,164,936
Bermuda	3,603,184	—	—	3,603,184
Brazil	19,527,508	—	—	19,527,508
Cambodia	—	1,662,355	—	1,662,355
Canada	77,230,831	—	—	77,230,831
China	—	—	1,023,120	1,023,120
Egypt	—	7,883,050	—	7,883,050
France	4,858,232	52,282,486	—	57,140,718
Hong Kong	—	3,525,760	—	3,525,760
Indonesia	10,842,000	1,546,764	—	12,388,764
Italy	—	16,778,649	—	16,778,649
Japan	—	149,677,591	—	149,677,591
Lebanon	2,708,099	—	—	2,708,099
Norway	11,234,523	—	—	11,234,523
Russia	19,465,050	14,477,454	—	33,942,504
Singapore	—	7,121,827	—	7,121,827
South Africa	8,992,686	12,126,950	—	21,119,636
South Korea	26,665,782	—	—	26,665,782
Thailand	—	1,750,966	—	1,750,966
Turkey	8,907,572	—	—	8,907,572
United Kingdom	8,714,215	—	—	8,714,215
United States	188,922,216	—	—	188,922,216

Total Common Stock	391,671,898	290,998,788	1,023,120	683,693,806

Preferred Stock	1,819,400	—	—	1,819,400
Short-Term Investments	71,005,064	—	230,218	71,235,282

Total Investments, at value	$464,496,362	$290,998,788	$1,253,338	$756,748,488

Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(160)	$—	$(160)

Total Liabilities	$—	$(160)	$—	$(160)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	as of April 30, 2011 (Unaudited) (Continued)

+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At April 30, 2011 , the following forward foreign currency contracts were outstanding for the ING Global Value Choice Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Brown Brothers Harriman & Co.	Japanese Yen	2,603,763	Sell	05/09/11	$31,941	$32,101	$(160)

							$(160)

PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND	as of April 30, 2011 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.7%

		China: 38.5%

606,000	@	Agricultural Bank of China Ltd.	$358,845	0.8

2,273,400		Bank of China Ltd.	1,258,291	2.8

122,000		Belle International Holdings Ltd.	238,784	0.5

169,000		China Coal Energy Co.	236,688	0.5

546,000		China Communications Services Corp., Ltd.	333,780	0.8

1,295,960		China Construction Bank	1,227,173	2.7

11,600	@	China Gold International Resources Corp. Ltd.	58,103	0.1

241,000		China Life Insurance Co., Ltd.	861,435	1.9

50,000		China Merchants Bank Co., Ltd.	129,163	0.3

872,500		China Minsheng Banking Corp. Ltd	838,007	1.9

390,000		China Petroleum &Chemical Corp.	393,108	0.9

416,000		China Telecom Corp.,Ltd.	242,048	0.5

427,000	@	Chu Kong Petroleum &Natural Gas Steel Pipe Holdings Ltd.	222,831	0.5

535,000		CNOOC Ltd.	1,329,785	2.9

716,000		Country Garden Holdings Co. Ltd.	290,793	0.6

743,000		Evergrande Real Estate Group Ltd.	531,293	1.2

361,000		GOME Electrical Appliances Holdings Ltd.	129,823	0.3

150,000		Guangzhou Automobile Group Co. Ltd.	169,709	0.4

233,600		Guangzhou R&F Properties Co., Ltd.	319,340	0.7

1,689,140		Industrial & Commercial Bank of China	1,432,752	3.3

358,000		Lingbao Gold Co., Ltd.	292,974	0.7

794,000		PetroChina Co., Ltd.	1,152,570	2.6

51,000		Ping An Insurance Group Co. of China Ltd.	556,051	1.2

578,000		Real Gold Mining Ltd.	823,070	1.8

493,500		Shimao Property Holdings Ltd.	672,375	1.5

637,000		China National Materials Co. Ltd.	628,916	1.4

43,300		Tencent Holdings Ltd.	1,236,393	2.7

109,400	@	Xinjiang Goldwind Science & Technology Co. Ltd.	151,593	0.3

236,000		Yanzhou Coal Mining Co., Ltd.	928,308	2.1

328,000		Zijin Mining Group Co.,Ltd.	258,566	0.6

			17,302,567	38.5

		Hong Kong: 31.0%

152,800	@	AIA Group Ltd.	515,317	1.1

125,000		BOC Hong Kong Holdings Ltd.	$392,942	0.9

30,000		Cheung Kong Holdings Ltd.	473,474	1.1

109,500		China Mobile Ltd.	1,007,234	2.3

64,000		China Overseas Land &Investment Ltd.	123,490	0.3

398,000		China Power International Development Ltd.	91,831	0.2

70,000		China Resources Enterprise	282,674	0.6

186,000		China Unicom Hong Kong Ltd.	380,424	0.8

490,000		Chow Sang Sang Holdings International Ltd.	1,345,368	3.0

299,680		Dah Sing Banking Group Ltd.	485,028	1.1

2,456,000	@	Fook Woo Group Holdings Ltd.	764,177	1.6

631,000		Glorious Property Holdings Ltd.	180,843	0.4

79,000		Hang Lung Properties Ltd.	352,273	0.8

55,200		Hong Kong Exchanges and Clearing Ltd.	1,262,316	2.7

140,000		HongKong Electric Holdings	980,360	2.2

88,500		Hopewell Holdings	267,607	0.6

65,000		Hutchison Whampoa Ltd.	743,374	1.7

130,000		Kerry Properties Ltd.	695,151	1.5

1,279,000	@	Kosmopolito Hotels International Ltd.	267,052	0.6

42,000		Li & Fung Ltd.	214,951	0.5

28,500		Lifestyle International Holdings Ltd.	81,662	0.2

558,000	@	New Environmental Energy Holdings Ltd.	57,641	0.1

642,000		Oriental Watch Holdings	352,276	0.8

210,500		Ports Design Ltd.	580,812	1.3

286,000		Shun TAK Holdings Ltd.	178,706	0.4

198,000		Sino Land Co.	349,185	0.8

28,000		Sun Hung Kai Properties Ltd.	438,550	1.0

237,000		Techtronic Industries Co.	324,097	0.7

104,500		Wharf Holdings Ltd.	766,850	1.7

			13,955,665	31.0

		Taiwan: 29.2%

198,000		Ambassador Hotel/The	328,405	0.7

142,637		AU Optronics Corp.	114,977	0.3

225,250		Cathay Financial Holding Co., Ltd.	376,611	0.8

905,913		China Life Insurance Co., Ltd.	1,060,950	2.5

112,000		Chipbond Technology Corp.	169,359	0.4

PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)

	Taiwan: (continued)

264,600	Chunghwa Telecom Co., Ltd.	$841,733	1.9

215,000	@ E Ink Holdings, Inc.	439,152	1.0

1,351,701	E.Sun Financial Holding Co., Ltd.	959,138	2.1

132,170	Entire Technology Co.Ltd.	487,884	1.1

137,000	Far Eastern New Century Corp.	215,685	0.5

141,000	Formosa Chemicals &Fibre Co.	570,186	1.3

92,000	Formosa Plastics Corp.	376,753	0.8

482,000	Fubon Financial Holding Co., Ltd.	708,043	1.6

145,960	HON HAI Precision Industry Co., Ltd.	554,286	1.2

21,040	HTC Corp.	957,670	2.0

138,186	Huaku Development Co. Ltd	406,287	0.9

2,270	@ J Touch Corp.	7,783	0.0

713,000	King Yuan Electronics Co., Ltd.	401,245	0.9

129,000	@ Leofoo Development Co.	87,789	0.2

119,000	Nan Ya Plastics Corp.	365,519	0.8

48,000	President Chain Store Corp.	263,506	0.6

75,000	Sinyi Realty Co.	156,046	0.3

458,000	Taishin Financial Holdings Co., Ltd.	269,953	0.6

168,000	Taiwan Fertilizer Co.,Ltd.	566,844	1.3

828,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,141,610	4.7

73,000	TXC Corp.	143,524	0.3

346,000	United Microelectronics Corp.	180,595	0.4

		13,151,533	29.2

	Total Common Stock (Cost $34,613,864)	44,409,765	98.7

RIGHTS: 0.1%

	Taiwan: 0.1%

119,295	China Life Insurance Co., Ltd.	35,211	0.1

	Total Rights (Cost $–)	35,211	0.1

WARRANTS: 0.0%

	Hong Kong: 0.0%

9,400	Henderson Land Development Co., Ltd.	260	0.0

	Total Warrants (Cost $–)	260	0.0

	Total Investments in Securities (Cost $34,613,864)*	$44,445,236	98.8

	Assets in Excess of Other Liabilities	534,125	1.2

	Net Assets	$44,979,361	100.0

@	Non-income producing security

*	Cost for federal income tax purposes is $35,812,348.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,249,266
Gross Unrealized Depreciation	(1,616,378)

Net Unrealized appreciation	$8,632,888

Industry	Percentage of Net Assets

Consumer Discretionary	9.3%
Consumer Staples	1.2
Energy	9.0
Financials	41.6
Industrials	6.0
Information Technology	15.2
Materials	7.9
Telecommunications	6.2
Utilities	2.4
Other Assets and Liabilities - Net	1.2

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND	as of April 30, 2011 (Unaudited) (Continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Asset Table
Investments, at value
Common Stock
China	$58,103	$17,244,464	$—	$17,302,567
Hong Kong	—	13,955,665	—	13,955,665
Taiwan	—	13,151,533	—	13,151,533

Total Common Stock	58,103	44,351,662	—	44,409,765

Rights	—	35,211	—	35,211
Warrants	260	—	—	260

Total Investments, at value	$58,363	$44,386,873	$—	$44,445,236

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	as of April 30, 2011 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.5%

		Australia: 8.3%

13,732		AMP Ltd.	$82,602	0.1

4,269		ASX Ltd.	150,546	0.1

22,665		Australia & New Zealand Banking Group Ltd.	603,731	0.6

10,504		Bendigo and Adelaide Bank Ltd.	107,798	0.1

28,068	S	BHP Billiton Ltd.	1,421,065	1.4

7,897		Brambles Ltd.	58,487	0.1

10,994		Caltex Australia Ltd.	171,335	0.2

60,003		CFS Retail Property Trust	117,803	0.1

666		Cochlear Ltd.	58,882	0.1

11,438		Commonwealth Bank of Australia	675,213	0.8

7,004		Computershare Ltd.	74,531	0.1

992		CSL Ltd.	37,433	0.0

49,727		Dexus Property Group NPV	48,088	0.0

14,399		Fortescue Metals Group Ltd.	97,593	0.1

5,979		Foster’s Group Ltd.	36,901	0.0

30,672	S	Goodman Fielder Ltd.	36,198	0.0

12,279		Incitec Pivot Ltd.	50,819	0.0

11,688		Insurance Australia Group Ltd.	45,825	0.0

3,564		Macquarie Group Ltd.	137,788	0.1

61,199		Metcash Ltd.	272,632	0.3

93,423		Mirvac Group	130,357	0.1

18,867		National Australia Bank Ltd.	561,721	0.5

9,885		Newcrest Mining Ltd.	450,209	0.4

24,751		OneSteel Ltd.	58,023	0.1

11,617		Origin Energy Ltd.	208,397	0.2

4,662		QBE Insurance Group Ltd.	95,777	0.1

9,922		Ramsay Health Care Ltd.	196,872	0.2

5,336		Rio Tinto Ltd.	483,043	0.5

2,585		Santos Ltd.	42,959	0.0

20,257		Suncorp-Metway Ltd.	185,361	0.2

10,350		Telstra Corp., Ltd.	33,059	0.0

1,672		Wesfarmers Ltd.	61,251	0.1

26,693		Westfield Group	264,520	0.3

21,256		Westfield Retail Trust	61,741	0.1

20,331		Westpac Banking Corp.	555,037	0.5

4,158		Woodside Petroleum Ltd.	213,814	0.2

19,137		Woolworths Ltd.	556,906	0.5

2,126		WorleyParsons Ltd.	70,994	0.1

			8,515,311	8.3

		Austria: 0.6%

1,820		Erste Group Bank AG	91,887	0.1

9,561		OMV AG	435,892	0.4

2,651		Voestalpine AG	130,422	0.1

			658,201	0.6

		Belgium: 0.8%

14,233	@	Anheuser-Busch InBev NV	63	0.0

2,720		Anheuser-Busch InBev NV	$173,585	0.2

3,427		Bekaert SA	428,728	0.3

1,567		Groupe Bruxelles Lambert SA	155,283	0.2

285		Solvay SA	41,091	0.1

704		Umicore	40,352	0.0

			839,102	0.8

		Bermuda: 0.2%

5,830		SeaDrill Ltd.	206,836	0.2

		Denmark: 0.7%

1,217		Coloplast A/S	179,016	0.2

1,733	@	Danske Bank A/S	41,617	0.0

4,058		Novo Nordisk A/S	513,715	0.5

			734,348	0.7

		Finland: 1.7%

785		Kesko OYJ	40,738	0.0

591		Kone Oyj	37,017	0.0

621		Metso Oyj	38,138	0.0

18,026		Nokia OYJ	166,063	0.2

7,180		Orion Oyj	178,523	0.2

2,801		Sampo OYJ	94,299	0.1

32,819		Stora Enso OYJ	395,674	0.4

20,630		UPM-Kymmene OYJ	423,147	0.3

9,901		Wartsila Oyj	389,201	0.5

			1,762,800	1.7

		France: 9.5%

270		Air Liquide SA	39,894	0.0

17,904		AXA SA	401,374	0.4

8,251		BNP Paribas	652,281	0.7

1,797		Christian Dior SA	288,271	0.3

4,220		CNP Assurances	96,840	0.1

12,276		Credit Agricole SA	204,199	0.2

8,538		Danone	625,122	0.7

2,442		EDF SA	102,720	0.1

10,365		France Telecom SA	242,897	0.2

17,966		GDF Suez	734,618	0.7

1,995		L’Oreal SA	252,894	0.2

851		LVMH Moet Hennessy Louis Vuitton SA	152,786	0.1

1,051		Compagnie Generale des Etablissements

		Michelin	105,346	0.1

22,275		Natixis	128,043	0.1

5,050		Pernod-Ricard SA	507,252	0.5

1,191	@	Peugeot SA	54,051	0.1

2,532		PPR	452,687	0.5

7,027		Publicis Groupe	398,082	0.4

1,324	@	Renault SA	80,620	0.1

11,616		Safran SA	450,653	0.4

7,785		Sanofi-Aventis SA	615,927	0.6

4,040		Schneider Electric SA	713,759	0.8

4,087		SCOR SE	124,763	0.1

1,287		Societe BIC SA	125,126	0.1

6,331		Societe Generale	423,087	0.4

2,177		Sodexo	169,597	0.2

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		France: (continued)

348		Technip SA	$39,265	0.0

16,830		Total SA	1,077,818	1.1

1,140		Unibail-Rodamco SE	266,709	0.3

1,311		Vivendi SA	41,106	0.0

			9,567,787	9.5

		Germany: 8.8%

4,634		Allianz SE	728,054	0.8

11,145	@	BASF SE	1,144,415	1.2

8,493		Bayer AG	745,640	0.8

6,686		Bayerische Motoren Werke AG	629,479	0.5

17,576	@	Commerzbank AG	111,844	0.1

1,552	@	Continental AG	155,613	0.2

2,323		Daimler AG	179,537	0.2

8,680		Deutsche Bank AG	565,323	0.6

587		Deutsche Boerse AG	48,732	0.0

14,249	@	Deutsche Post AG	281,612	0.3

31,782		Deutsche Telekom AG	525,238	0.5

7,618		E.ON AG	260,377	0.2

367		Fresenius SE	38,544	0.0

1,832		Hannover Rueckversicherung AG	110,791	0.1

6,235		Henkel AG & Co. KGaA	425,070	0.4

11,534		Infineon Technologies AG	130,767	0.1

4,919		Lanxess	450,061	0.4

227		Linde AG	40,852	0.0

1,155		Metro AG	84,768	0.1

1,221		Muenchener Rueckversicherungs AG	201,556	0.2

1,172		RWE AG	76,476	0.1

9,499		SAP AG	612,022	0.6

8,815		Siemens AG	1,282,221	1.2

831		ThyssenKrupp AG	38,205	0.0

9,156	@	TUI AG	116,890	0.1

288	@	Volkswagen AG	51,287	0.1

			9,035,374	8.8

		Greece: 0.3%

21,601		Public Power Corp.	357,424	0.3

		Guernsey: 0.1%

27,292		Resolution Ltd.	138,208	0.1

		Hong Kong: 2.7%

33,830	@	AIA Group Ltd.	114,091	0.1

52,500		BOC Hong Kong Holdings Ltd.	165,036	0.2

144,000		Cathay Pacific Airways Ltd.	359,825	0.4

12,000		Cheung Kong Holdings Ltd.	189,389	0.2

42,000		Cheung Kong Infrastructure Holdings Ltd.	204,889	0.2

7,070		Hang Seng Bank Ltd.	110,505	0.1

4,900		Hong Kong Exchanges and Clearing Ltd.	112,054	0.1

25,000		HongKong Electric Holdings	175,064	0.2

18,162		Hutchison Whampoa Ltd.	$207,710	0.2

23,000		Hysan Development Co., Ltd.	107,537	0.1

36,000		Li & Fung Ltd.	184,244	0.2

43,000		Link REIT	135,520	0.1

62,000		NWS Holdings Ltd.	91,329	0.1

4,000		Orient Overseas International Ltd.	30,697	0.0

264,000	S	PCCW Ltd.	104,828	0.1

17,000		Sun Hung Kai Properties Ltd.	266,262	0.2

11,000		Swire Pacific Ltd.	168,357	0.2

			2,727,337	2.7

		Ireland: 0.2%

6,744		CRH PLC	166,057	0.2

		Israel: 0.7%

7,348		Bank Leumi Le-Israel BM	38,230	0.0

12,279		Bezeq Israeli Telecommunication Corp., Ltd.	36,478	0.0

3,743		Israel Chemicals Ltd.	66,434	0.1

33		Israel Corp. Ltd.	41,135	0.0

7,185		Mizrahi Tefahot Bank Ltd.	79,759	0.1

1,016	@	NICE Systems Ltd	38,764	0.0

2,310		Partner Communications Co.Ltd	43,808	0.1

7,688		Teva Pharmaceutical Industries Ltd.	353,233	0.4

			697,841	0.7

		Italy: 3.5%

5,731		Assicurazioni Generali S.p.A.	137,340	0.1

33,936		Banco Populare Scarl	100,660	0.1

112,758		Enel S.p.A.	804,117	0.8

40,165		ENI S.p.A.	1,075,365	1.1

3,064		Exor SpA	110,560	0.1

11,613		Fiat S.p.A.	124,010	0.2

79,049		Intesa Sanpaolo S.p.A	262,557	0.3
33,769		Intesa Sanpaolo SpA	96,833	0.1

4,221		Pirelli & C S.p.A.	43,944	0.0

711		Saipem S.p.A.	40,384	0.0

162,771		Telecom Italia S.p.A.	209,896	0.2

224,344		Telecom Italia S.p.A.	337,331	0.3

79,741		UniCredit S.p.A.	205,358	0.2

			3,548,355	3.5

		Japan: 18.4%

19,000		77 Bank Ltd.	87,769	0.1

7,500		Aisin Seiki Co., Ltd.	264,538	0.3

1,300		Alfresa Holdings Corp.	45,906	0.0

900		Astellas Pharma, Inc.	34,374	0.0

–	@	Brother Industries Ltd.	—	—

11,300		Canon, Inc.	532,146	0.6

49		Central Japan Railway Co.	370,473	0.4

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Japan: (continued)

4,000		Dai Nippon Printing Co.,Ltd.	$47,984	0.0

27,000		Daicel Chemical Industries Ltd.	174,142	0.2

53		Dai-ichi Life Insurance Co. Ltd./The	87,543	0.1

30,300		Dainippon Sumitomo Pharma Co., Ltd.	291,358	0.3

1,600		Daito Trust Construction Co., Ltd.	128,000	0.1

7,000		Daiwa Securities Group,Inc.	30,212	0.0

9,300		Denso Corp.	311,238	0.3

9,000		East Japan Railway Co.	500,225	0.5

200		Fanuc Ltd.	33,480	0.0

20,000		Fuji Heavy Industries Ltd.	148,865	0.1

8,100		Fuji Film Holdings Corp.	251,812	0.2

23,000		Fukuoka Financial Group, Inc.	95,574	0.1

16,000		Gunma Bank Ltd.	86,608	0.1

9,000		Hachijuni Bank Ltd./The	53,727	0.1

2,890		Hakuhodo DY Holdings,Inc.	151,331	0.1

9,800		Honda Motor Co., Ltd.	376,752	0.4

1,500		Idemitsu Kosan Co.,Ltd.	177,391	0.2

47,560		Itochu Corp.	495,438	0.5

18		Japan Prime Realty Investment Corp.	51,184	0.1

68		Japan Retail Fund Investment Corp.	109,936	0.1

120		Japan Tobacco, Inc.	466,356	0.5

11,200		JFE Holdings, Inc.	306,569	0.3

15,600		Kansai Electric Power Co., Inc.	328,573	0.4

16,000		Kansai Paint Co., Ltd.	144,317	0.1

8,400		Kao Corp.	210,273	0.2

1,000		Komatsu Ltd.	35,259	0.0

3,900		Kyocera Corp.	430,306	0.5

54,000		Marubeni Corp.	394,504	0.4

4,614		Miraca Holdings, Inc.	175,678	0.2

21,600		Mitsubishi Corp.	585,958	0.7

4,000		Mitsubishi Estate Co.,Ltd.	69,999	0.1

44,000	@,S	Mitsubishi Motors Corp.	53,984	0.1

112,597		Mitsubishi UFJ Financial Group, Inc.	540,420	0.5

33,292		Mitsui & Co., Ltd.	592,435	0.7

2,452		Mitsui Fudosan Co., Ltd.	42,555	0.0

136,724		Mizuho Financial Group, Inc.	216,618	0.2

42,000		Mizuho Securities Co.,Ltd.	106,893	0.1

1,800		MS&AD Insurance Group Holdings	42,152	0.0

4,800		Murata Manufacturing Co., Ltd.	346,677	0.3

700		Nintendo Co., Ltd.	165,630	0.2

23,000		Nippon Electric Glass Co., Ltd.	348,236	0.3

18,100		Nippon Paper Group,Inc.	$363,683	0.4

31,966		Nishi-Nippon City Bank Ltd.	90,540	0.1

7,600		Nissan Motor Co., Ltd.	73,124	0.1

26,000		Nisshinbo Industries,Inc.	257,357	0.3

26,800		Nomura Holdings, Inc.	136,909	0.1

7,300		Nippon Telegraph &Telephone Corp.	340,161	0.3

25		NTT DoCoMo, Inc.	46,384	0.0

127		NTT Urban Development Corp.	105,378	0.1

428		Obic Co., Ltd.	79,370	0.1

2,080		ORIX Corp.	204,350	0.2

3,100		Panasonic Corp.	38,119	0.0

5,500		Sankyo Co., Ltd.	286,030	0.3

18,700		Sapporo Hokuyo Holdings, Inc.	82,952	0.1

800		Secom Co., Ltd.	39,683	0.0

15,800		Sega Sammy Holdings,Inc.	276,754	0.3

9,900		Seven & I Holdings Co.,Ltd.	249,144	0.2

46		Seven Bank Ltd.	87,179	0.1

400		Shimamura Co., Ltd.	37,668	0.0

9,400		Softbank Corp.	396,650	0.5

1,200		Sony Corp.	33,883	0.0

35,500		Sumitomo Corp.	489,717	0.5

23,800		Sumitomo Electric Industries Ltd.	331,371	0.3

8,700		Sumitomo Mitsui Financial Group, Inc.	270,239	0.3

5,150		T&D Holdings, Inc.	127,170	0.1

11,751		Takeda Pharmaceutical Co., Ltd.	569,487	0.6

5,300		TDK Corp.	273,453	0.3

9,900		Tohoku Electric Power Co., Inc.	145,393	0.1

8,249		Tokio Marine Holdings,Inc.	230,761	0.2

43,500		Tokyo Electric Power Co., Inc.	233,287	0.2

700		Tokyo Electron Ltd.	40,526	0.0

27,000		Tokyo Tatemono Co.,Ltd.	97,633	0.1

12,000		TonenGeneral Sekiyu KK	148,882	0.1

5,000	@	Toppan Printing Co.,Ltd.	39,303	0.0

7,000		Toshiba Corp.	37,274	0.0

22,600		Toyo Seikan Kaisha Ltd.	384,203	0.3

8,900		Toyoda Gosei Co., Ltd.	194,458	0.2

22,990		Toyota Motor Corp.	917,097	0.8

3,920		USS Co., Ltd.	301,239	0.3

10,000		Yamaguchi Financial Group, Inc.	90,321	0.1

			18,688,530	18.4

		Luxembourg: 0.1%

2,742		ArcelorMittal	101,333	0.1

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Luxembourg: (continued)

1,358		Tenaris SA	$34,294	0.0

			135,627	0.1

		Macau: 0.1%

18,800	@	Wynn Macau Ltd.	67,094	0.1

		Malaysia: 0.0%

22,000	@	Genting Singapore PLC	39,074	0.0

		Mexico: 0.1%

4,166		Fresnillo PLC	114,814	0.1

		Netherlands: 4.8%

4,243	@	Aegon NV	33,725	0.0

1,159		Akzo Nobel NV	89,867	0.1

7,639		ASML Holding NV	318,410	0.3

4,221		Delta Lloyd NV	111,057	0.1

1,489		Heineken Holding NV	78,568	0.1

3,602		Koninklijke DSM NV	248,275	0.2

20,078		Koninklijke KPN NV	318,649	0.3

6,506		Reed Elsevier NV	84,884	0.1

525		Royal Dutch Shell PLC	20,280	0.0

32,595		Royal Dutch Shell PLC - Class A	1,269,624	1.3
27,196		Royal Dutch Shell PLC - Class B	1,058,047	1.0

17,179		Koninklijke Philips Electronics NV	508,809	0.5

24,130		Unilever NV	794,376	0.8

			4,934,571	4.8

		New Zealand: 0.2%

136,457		Telecom Corp. of New Zealand Ltd.	239,289	0.2

		Norway: 0.5%

16,048		DnB NOR ASA	260,951	0.2

1,229		Statoil ASA	36,002	0.0

10,585		Telenor ASA	182,863	0.2

1,090		Yara International ASA	63,815	0.1

			543,631	0.5

		Portugal: 0.7%

20,868		Banco Espirito Santo SA	87,900	0.1

23,703		Jeronimo Martins SGPS SA	388,768	0.3

22,066		Portugal Telecom SGPS SA	270,041	0.3

			746,709	0.7

		Singapore: 1.6%

56,000		Ascendas Real Estate Investment Trust	93,007	0.1

56,000		CapitaMall Trust	86,622	0.1

9,000		DBS Group Holdings Ltd.	110,268	0.1

12,000		Jardine Cycle &Carriage Ltd.	362,163	0.4

33,000		Oversea-Chinese Banking Corp., Ltd.	257,704	0.2

64,000		SembCorp Industries Ltd.	$282,763	0.3

9,000		Singapore Airlines Ltd.	103,672	0.1

13,000		United Overseas Bank Ltd.	208,583	0.2

25,000		UOL Group Ltd.	98,981	0.1

			1,603,763	1.6

		Spain: 3.7%

678		ACS Actividades de Construccion y Servicios SA	34,108	0.0

70,089		Banco Santander SA	895,072	0.8

42,828		Banco Bilbao Vizcaya Argentaria SA	548,607	0.5

21,844		Criteria Caixacorp SA	161,132	0.2

3,405		Ferrovial SA	46,948	0.1

30,548		Mapfre SA	127,504	0.1

6,402		Red Electrica de Espana	407,910	0.4

21,847		Repsol YPF SA	779,922	0.8

29,237	@	Telefonica SA	785,458	0.8

			3,786,661	3.7

		Sweden: 3.4%

19,863		Atlas Copco AB	583,381	0.7

17,709	@	Boliden AB	399,433	0.4

19,755		Telefonaktiebolaget LM Ericsson	299,753	0.3

4,680		Industrivarden AB	93,403	0.1

6,799		Investor AB	169,345	0.3

4,902		Kinnevik Investment AB	126,576	0.1

13,077		Nordea Bank AB	149,097	0.1

26,470		Sandvik AB	561,157	0.6

5,178		Scania AB	134,525	0.1

3,368		Skandinaviska Enskilda Banken AB	32,376	0.0

1,193		SKF AB	37,666	0.0

23,241		Svenska Cellulosa AB	356,294	0.3

1,393		Svenska Handelsbanken AB	48,308	0.0

1,843		Swedbank AB	34,953	0.0

22,781	@	Volvo AB	447,700	0.4

			3,473,967	3.4

		Switzerland: 6.5%

2,772	@	ABB Ltd.	76,550	0.1

3,823		Adecco SA	273,210	0.2

9,006		Compagnie Financiere Richemont SA	582,500	0.6

7,088		Credit Suisse Group AG	322,622	0.3

5,242		GAM Holding Ltd.	103,320	0.1

21,747		Nestle SA	1,349,801	1.3

19,755		Novartis AG	1,171,475	1.2

6,611		Roche Holding AG	1,073,097	1.0

14,685		STMicroelectronics NV	173,780	0.2

4,172		Swiss Reinsurance Co.,Ltd.	248,929	0.2

256	#	Synthes, Inc.	44,120	0.0

28,334	@	UBS AG	567,036	0.6

10,645		Xstrata PLC	273,034	0.3

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Switzerland: (continued)

1,548		Zurich Financial Services AG	$435,265	0.4

			6,694,739	6.5

		United Kingdom: 18.3%

30,042		3i Group PLC	140,889	0.1

7,893		Aggreko PLC	236,138	0.2

17,359		Anglo American PLC	909,938	0.9

16,727		AstraZeneca PLC	829,954	0.8

7,055	@	Autonomy Corp. PLC	190,403	0.2

33,315		Aviva PLC	249,328	0.2

30,968		Balfour Beatty PLC	169,918	0.2

99,257		Barclays PLC	471,867	0.5

19,242		BG Group PLC	495,510	0.5

18,294		BHP Billiton PLC	773,467	0.8

158,964		BP PLC	1,221,995	1.1

25,794		British American Tobacco PLC	1,127,118	1.2

17,168		British Land Co. PLC	172,858	0.2

113,631		BT Group PLC	373,060	0.4

9,163		Burberry Group PLC	198,827	0.2

76,995	S	Cable & Wireless Worldwide	61,848	0.1

23,585		Centrica Plc	126,661	0.1

48,982		Compass Group PLC	479,307	0.6

32,187		Diageo PLC	654,787	0.6

17,321		Experian PLC	233,738	0.2

43,629		Firstgroup PLC	237,074	0.2

42,193		GlaxoSmithKline PLC	921,703	0.9

129,197		HSBC Holdings PLC	1,409,260	1.5

13,906		ICAP PLC	120,667	0.1

18,783		Imperial Tobacco Group PLC	662,519	0.6

1,258		Intertek Group PLC	44,690	0.0

63,802		J Sainsbury Plc	371,633	0.4

8,779		Kingfisher PLC	40,336	0.0

6,817		Land Securities Group PLC	89,608	0.1

89,125		Legal & General Group PLC	183,312	0.2

239,168	@,S	Lloyds Banking Group Plc	237,459	0.2

33,544		Man Group PLC	140,376	0.1

6,255		Marks & Spencer Group PLC	40,640	0.0

60,592		National Grid PLC	621,676	0.6

1,089		Next PLC	40,802	0.0

19,301		Old Mutual PLC	44,993	0.0

21,657		Pearson PLC	415,074	0.4

6,833		Petrofac Ltd.	172,741	0.2

16,768		Prudential PLC	216,934	0.2

1,262		Reckitt Benckiser Group PLC	70,226	0.1

11,186		Rio Tinto PLC	816,186	0.8

561,408	@	Rolls-Royce Group PLC	938	0.0

5,848		Rolls-Royce Group PLC	62,895	0.1

48,761	@,S	Royal Bank of Scotland Group PLC	33,984	0.0

23,437		RSA Insurance Group PLC	54,010	0.1

1,157		SABMiller PLC	43,223	0.0

4,206		Scottish & Southern Energy Plc	$95,420	0.1

1,471		Shire PLC	45,649	0.0

14,178		Smith & Nephew PLC	155,710	0.2

3,310		Smiths Group PLC	73,806	0.1

19,512		Standard Chartered PLC	542,272	0.6

28,035		Tesco PLC	189,008	0.2

1,816		Unilever PLC	58,995	0.1

3,266		Vedanta Resources PLC	127,535	0.1

356,620		Vodafone Group PLC	1,030,913	0.9

2,291		Whitbread PLC	64,408	0.1

			18,594,286	18.3

	Total Common Stock (Cost $77,469,032)		98,617,736	96.5

PREFERRED STOCK: 1.1%

		Germany: 1.1%

13,288		ProSieben SAT.1 Media
		AG	380,771	0.4

1,427		RWE AG	86,837	0.1

3,468	@	Volkswagen AG	682,567	0.6

	Total Preferred Stock (Cost $1,050,904)		1,150,175	1.1

	Total Long-Term Investments (Cost $78,519,936)		99,767,911	97.6

SHORT-TERM INVESTMENTS: 1.3%

		Mutual Funds: 1.3%

1,375,000		BlackRock Liquidity Funds,TempFund,Institutional Class (Cost $1,375,000)	1,375,000	1.3

	Total Short-Term Investments (Cost $1,375,000)		1,375,000	1.3

	Total Investments in Securities (Cost $79,894,936)*		$101,142,911	98.9
	Assets in Excess of Other Liabilities		1,099,462	1.1

	Net Assets		$102,242,373	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
S

All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	as of April 30, 2011 (Unaudited) (Continued)

*	Cost for federal income tax purposes is $83,546,540.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$21,630,482
Gross Unrealized Depreciation	(4,034,111)

Net Unrealized appreciation	$17,596,371

Industry	Percentage of Net Assets

Consumer Discretionary	10.6%
Consumer Staples	9.6
Energy	8.8
Financials	23.0
Health Care	8.1
Industrials	11.9
Information Technology	4.4
Materials	11.0
Telecommunications	5.5
Utilities	4.7
Short-Term Investments	1.3
Other Assets and Liabilities - Net	1.1

Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Asset Table
Investments, at value
Common Stock
Australia	$61,741	$8,453,570	$—	$8,515,311
Austria	—	658,201	—	658,201
Belgium	63	839,039	—	839,102
Bermuda	—	206,836	—	206,836
Denmark	—	734,348	—	734,348
Finland	—	1,762,800	—	1,762,800
France	—	9,567,787	—	9,567,787
Germany	1,000,845	8,034,529	—	9,035,374
Greece	—	357,424	—	357,424
Guernsey	—	138,208	—	138,208
Hong Kong	91,329	2,636,008	—	2,727,337
Ireland	—	166,057	—	166,057
Israel	—	697,841	—	697,841
Italy	—	3,548,355	—	3,548,355
Japan	—	18,688,530	—	18,688,530
Luxembourg	—	135,627	—	135,627
Macau	—	67,094	—	67,094
Malaysia	—	39,074	—	39,074
Mexico	—	114,814	—	114,814
Netherlands	318,649	4,615,922	—	4,934,571
New Zealand	—	239,289	—	239,289
Norway	—	543,631	—	543,631
Portugal	—	746,709	—	746,709
Singapore	—	1,603,763	—	1,603,763
Spain	929,180	2,857,481	—	3,786,661
Sweden	—	3,473,967	—	3,473,967
Switzerland	—	6,694,739	—	6,694,739
United Kingdom	217,558	18,376,728	—	18,594,286

Total Common Stock	2,619,365	95,998,371	—	98,617,736

Preferred Stock	86,837	1,063,338	—	1,150,175
Short-Term Investments	1,375,000	—	—	1,375,000

Total Investments, at value	$4,081,202	$97,061,709	$—	$101,142,911

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	as of April 30, 2011 (Unaudited) (Continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Other Financial Instruments+
Futures	223,189	—	—	223,189

Total Assets	$4,304,391	$97,061,709	$—	$101,366,100

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

ING Index Plus International Equity Fund Open Futures Contracts on April 30, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)

Long Contracts
E-Mini MSCI EAFE Index	21	06/17/11	$1,887,060	$223,189

			$1,887,060	$223,189

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CAPITAL APPRECIATION FUND	as of April 30, 2011 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.3%

		Australia: 8.7%

20,287		BHP Billiton Ltd.	$1,027,118	2.0

15,159		CSL Ltd.	572,030	1.1

16,594		Macquarie Group Ltd.	641,540	1.2

9,963		Rio Tinto Ltd.	901,903	1.7

11,299		Woodside Petroleum Ltd.	581,022	1.1

25,268		WorleyParsons Ltd.	843,775	1.6

			4,567,388	8.7
		Belgium: 1.5%

12,189		Anheuser-Busch InBev NV	777,878	1.5

		Brazil: 4.8%

49,867	@	Cia Energetica de Minas Gerais ADR	1,040,724	2.0

29,248		Itau Unibanco Holding SA ADR	694,640	1.3

22,799		Vale SA ADR	761,487	1.5

			2,496,851	4.8

		Canada: 6.3%

11,678		Bank of Nova Scotia	712,825	1.3

28,617		Cameco Corp.	843,629	1.6

39,526		Manulife Financial Corp.	710,282	1.4

22,056		Suncor Energy, Inc.	1,015,459	2.0

			3,282,195	6.3

		Chile: 1.2%

9,889		Sociedad Quimica y Minera de Chile SA ADR	603,526	1.2

		China: 9.7%

688,000		Agile Property Holdings Ltd.	1,122,177	2.1

221,000		China Merchants Bank Co., Ltd.	570,901	1.1

723,000		Industrial & Commercial
		Bank of China	613,258	1.2

5,275	@	New Oriental Education & Technology Group ADR	657,476	1.3

480,000		PetroChina Co., Ltd.	696,768	1.3

58,000		Ping An Insurance Group Co. of China Ltd.	632,372	1.2

28,300		Tencent Holdings Ltd.	808,082	1.5

			5,101,034	9.7

		Denmark: 2.2%

4,305		Novo Nordisk A/S	544,984	1.0

16,728	@	Vestas Wind Systems A/S	592,755	1.2

			1,137,739	2.2

		France: 5.4%

26,854		AXA SA	602,015	1.2

11,733		BNP Paribas	927,548	1.7

5,282		Iliad SA	679,115	1.3

9,486		Total SA ADR	$609,286	1.2

			2,817,964	5.4

		Germany: 9.1%

11,959		Adidas AG	891,225	1.7

18,156	L	Aixtron AG	771,075	1.5

6,871		Bayer AG	603,237	1.2

10,582		Bayerische Motoren Werke AG	996,283	1.8

7,338		Deutsche Boerse AG	609,193	1.2

3,604		Wacker Chemie AG	892,305	1.7

			4,763,318	9.1

		Hong Kong: 3.2%

342,000		China Resources Land Ltd.	591,156	1.1

126,015		Esprit Holdings Ltd.	525,904	1.0

110,425		Li & Fung Ltd.	565,142	1.1

			1,682,202	3.2

		India: 1.2%

3,702		HDFC Bank Ltd. ADR	637,114	1.2

		Israel: 1.1%

12,444		Teva Pharmaceutical Industries Ltd. ADR	569,064	1.1

		Italy: 1.6%

14,974		Saipem S.p.A.	850,514	1.6

		Japan: 12.0%

18,100		Canon, Inc.	852,375	1.6

5,900		Fanuc Ltd.	987,657	1.9

18,700		Komatsu Ltd.	659,351	1.3

2,294		Samsung Electronics	955,789	1.9

5,900		SMC Corp.	1,077,784	2.0

38,900		Sony Financial Holdings, Inc.	723,013	1.4

25,400		Toyota Motor Corp.	1,013,235	1.9

			6,269,204	12.0

		Luxembourg: 1.6%

7,752		Millicom International Cellular SA	839,852	1.6

		Mexico: 1.2%

20,798	@	Wal-Mart de Mexico SA de CV ADR	651,185	1.2

		Norway: 1.2%

34,892		Telenor ASA	602,784	1.2

		Russia: 1.5%

45,200		Gazprom OAO ADR	771,112	1.5

		Sweden: 1.5%

26,523		Atlas Copco AB	778,986	1.5

		Switzerland: 8.5%

26,885	@	ABB Ltd.	742,437	1.4

9,208		Adecco SA	658,049	1.3

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CAPITAL APPRECIATION FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)

	Switzerland: (continued)

10,363	Compagnie Financiere Richemont SA	$670,270	1.3

12,855	Credit Suisse Group AG	585,117	1.1

6,673	Holcim Ltd.	581,432	1.1

9,996	Nestle SA	620,436	1.2

3,602	Roche Holding AG	584,676	1.1

		4,442,417	8.5

	United Kingdom: 15.8%

15,688	Anglo American PLC	822,345	1.5

57,378	ARM Holdings PLC	594,692	1.1

35,212	@ Autonomy Corp. PLC	950,314	1.9

24,919	BG Group PLC	641,701	1.2

59,534	British Sky Broadcasting Group PLC	837,303	1.6

15,114	HSBC Holdings PLC ADR	823,259	1.5

61,474	Prudential PLC	795,311	1.5

5,757,984	@ Rolls-Royce Group PLC	9,618	0.0
59,979	Rolls-Royce Group
	PLC	645,076	1.3

23,006	Standard Chartered
	PLC	639,377	1.2

108,853	Tesco PLC	733,873	1.4

20,824	Vedanta Resources
	PLC	813,165	1.6

		8,306,034	15.8

	Total Common Stock (Cost $41,301,098)	51,948,361	99.3

SHORT-TERM INVESTMENTS: 1.5%

	Securities Lending: 1.5%

718,536	BNY Mellon Overnight Government Fund(1)	718,536	1.4

79,764	R BNY Institutional Cash Reserves Fund, Series B(1)(2)	63,811	0.1

	Total Short-Term Investments (Cost $798,300)	782,347	1.5

	Total Investments in Securities (Cost $42,099,398)*	$52,730,708	100.8
	Liabilities in Excess of Other Assets	(411,168)	(0.8)

	Net Assets	$52,319,540	100.0

@	Non-income producing security

ADR	American Depositary Receipt
R	Restricted Security
L	Loaned security, a portion or all of the security is on loan at April 30, 2011.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $43,636,520.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,135,014
Gross Unrealized Depreciation	(2,040,826)

Net Unrealized appreciation	$9,094,188

Industry	Percentage of Net Assets

Consumer Discretionary	11.8%
Consumer Staples	5.3
Energy	13.1
Financials	24.1
Health Care	5.5
Industrials	11.8
Information Technology	9.4
Materials	12.2
Telecommunications	4.1
Utilities	2.0
Short-Term Investments	1.5
Other Assets and Liabilities - Net	(0.8)

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CAPITAL APPRECIATION FUND	as of April 30, 2011 (Unaudited) (Continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Asset Table
Investments, at value
Common Stock
Australia	$—	$4,567,388	$—	$4,567,388
Belgium	—	777,878	—	777,878
Brazil	1,802,211	694,640	—	2,496,851
Canada	3,282,195	—	—	3,282,195
Chile	—	603,526	—	603,526
China	657,476	4,443,558	—	5,101,034
Denmark	—	1,137,739	—	1,137,739
France	609,286	2,208,678	—	2,817,964
Germany	—	4,763,318	—	4,763,318
Hong Kong	—	1,682,202	—	1,682,202
India	637,114	—	—	637,114
Israel	569,064	—	—	569,064
Italy	—	850,514	—	850,514
Japan	955,789	5,313,415	—	6,269,204
Luxembourg	839,852	—	—	839,852
Mexico	651,185	—	—	651,185
Norway	—	602,784	—	602,784
Russia	771,112	—	—	771,112
Sweden	—	778,986	—	778,986
Switzerland	—	4,442,417	—	4,442,417
United Kingdom	2,255,254	6,050,780	—	8,306,034

Total Common Stock	13,030,538	38,917,823	—	51,948,361

Short-Term Investments	718,536	—	63,811	782,347

Total Investments, at value	$13,749,074	$38,917,823	$63,811	$52,730,708

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	as of April 30, 2011 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.8%

		Australia: 0.9%

49,462		BHP Billiton Ltd.	$2,504,230	0.9

		Bermuda: 0.7%

25,254		Frontline Ltd.	557,850	0.2

38,433		SeaDrill Ltd.	1,363,524	0.5

			1,921,374	0.7

		Brazil: 4.6%

11,200		Banco do Estado do Rio Grande do Sul	133,130	0.1

68,200		Banco Santander Brasil SA ADR	791,802	0.3

227,442		BM&FBOVESPA SA	1,707,405	0.6

20,000		CETIP SA - Balcao Organizado de Ativos e Derivativos	328,757	0.1

33,000		Cia de Concessoes Rodoviarias	1,024,695	0.4

35,800		Embraer SA ADR	1,162,784	0.4

77,200		Itau Unibanco Holding SA ADR	1,833,500	0.7

72,800		JSL SA	515,967	0.2

68,049		Natura Cosmeticos SA	1,909,715	0.7

327,600		PDG Realty SA Empreendimentos e Participacoes	1,928,284	0.7

32,500		Petroleo Brasileiro SA ADR	1,213,225	0.4

8,200	@	Raia SA	126,138	0.0

			12,675,402	4.6

		Canada: 4.7%

28,191		Canadian National Railway Co.	2,186,691	0.8

88,916		Canadian Natural Resources Ltd.	4,182,900	1.5

24,200		Cenovus Energy, Inc.	930,504	0.4

39,100		EnCana Corp.	1,313,734	0.5

2,000		First Quantum Minerals Ltd.	285,008	0.1

64,395		Potash Corp. of Saskatchewan, Inc.	3,630,590	1.3

5,600		Suncor Energy, Inc.	258,115	0.1

			12,787,542	4.7

		Chile: 0.3%

33,600		Enersis SA ADR	717,696	0.3

		China: 6.1%

535,800	@	Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd.	1,421,211	0.5

349,640		China Life Insurance Co., Ltd.	1,249,760	0.5

774,000		China Merchants Bank Co., Ltd.	1,999,445	0.7

382,500		China Shenhua Energy Co., Ltd.	1,786,536	0.7

1,144,000		CNOOC Ltd.	2,843,500	1.0

2,500	@	Ctrip.com International Ltd. ADR	$121,800	0.1

102,500		Hengan International Group Co., Ltd.	801,133	0.3

429,000		Huabao International Holdings Ltd.	636,353	0.2

3,006,000		Industrial & Commercial Bank of China	2,549,729	0.9

7,700	@	New Oriental Education & Technology Group ADR	959,728	0.4

236,000	@	Shandong Weigao Group Medical Polymer Co., Ltd.	647,939	0.2

406,600		Sinopharm Group Co.	1,411,190	0.5

78,000		Xinao Gas Holdings Ltd.	268,505	0.1

			16,696,829	6.1

		Colombia: 0.2%

10,300		BanColombia SA ADR	682,375	0.2

		Denmark: 2.1%

38,530		DSV A/S	1,007,552	0.3

8,595		FLSmidth & Co. A/S	775,228	0.3

23,950		Novo Nordisk A/S	3,031,910	1.1

30,201	@	Vestas Wind Systems A/S	1,070,169	0.4

			5,884,859	2.1

		Finland: 0.5%

4,653		Elisa OYJ	112,012	0.0

16,711		Kone Oyj	1,046,696	0.4

3,572		Nokian Renkaat OYJ	185,120	0.1

			1,343,828	0.5

		France: 10.8%

31,804		Accor SA	1,413,309	0.5

15,200		Air Liquide SA	2,245,866	0.8

72,410		BNP Paribas	5,724,346	2.1

20,972		Danone	1,535,495	0.6

9,306		Cie Generale D’Optique Essilor International SA	779,214	0.3

30,444		Lafarge SA	2,155,506	0.8

18,100		LVMH Moet Hennessy Louis Vuitton SA	3,249,628	1.2

17,795		Pernod-Ricard SA	1,787,435	0.6

5,486	@	Peugeot SA	248,972	0.1

36,597		Publicis Groupe	2,073,233	0.7

25,787		Safran SA	1,000,429	0.4

16,478		Schneider Electric SA	2,911,220	1.1

7,316		Unibail-Rodamco SE	1,711,619	0.6

21,658		Vallourec SA	2,701,981	1.0

			29,538,253	10.8

		Germany: 7.9%

21,097		Adidas AG	1,572,220	0.6

15,343		Allianz SE	2,410,560	0.9

22,153		Beiersdorf AG	1,442,742	0.5

15,022	@	Continental AG	1,506,202	0.5

34,336		Deutsche Bank AG	2,236,283	0.8

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Germany: (continued)

33,311		Fresenius Medical Care AG & Co. KGaA	$2,619,816	0.9

14,398		HeidelbergCement AG	1,100,976	0.4

89,163		SAP AG	5,744,783	2.1

21,880		Siemens AG	3,182,643	1.2

			21,816,225	7.9

		Hong Kong: 3.1%

801,600	@	AIA Group Ltd.	2,703,391	1.0

69,500		Beijing Enterprises Holdings Ltd.	370,142	0.1

694,000		China Gas Holdings Ltd.	269,002	0.1

315,000		Hang Lung Properties Ltd.	1,404,632	0.5

131,600		Hong Kong Exchanges and Clearing Ltd.	3,009,438	1.1

248,000		Shangri-La Asia Ltd.	692,361	0.3

			8,448,966	3.1

		India: 0.5%

14,900		Infosys Technologies Ltd. ADR	971,182	0.4

9,414	#	Reliance Industries Ltd. GDR	415,158	0.1

			1,386,340	0.5

		Ireland: 0.8%

88,724		CRH PLC	2,184,650	0.8

		Israel: 1.1%

66,723		Teva Pharmaceutical Industries Ltd. ADR	3,051,243	1.1

		Italy: 0.8%

279,621		Snam Rete Gas S.p.A.	1,739,276	0.6

211,956		UniCredit S.p.A.	545,854	0.2

			2,285,130	0.8

		Japan: 10.1%

40,700		Canon, Inc.	1,916,667	0.7

875		Dai-ichi Life Insurance Co. Ltd./The	1,445,285	0.5

8,700		Daito Trust Construction Co., Ltd.	696,000	0.3

43,300		Denso Corp.	1,449,097	0.5

17,600		Eisai Co., Ltd.	639,987	0.2

22,020		Fanuc Ltd.	3,686,136	1.3

126		Inpex Corp.	968,661	0.4

42,200		JS Group Corp.	1,017,095	0.4

155		KDDI Corp.	1,034,792	0.4

104,400		Komatsu Ltd.	3,681,081	1.3

131,000		Mitsubishi Electric Corp.	1,458,461	0.5

633,100		Mitsubishi UFJ Financial Group, Inc.	3,038,620	1.1

50,000		Mitsui Fudosan Co., Ltd.	867,761	0.3

37,000		Mitsui OSK Lines Ltd.	206,368	0.1

5,100		Nidec Corp.	445,784	0.2

156,600		Nissan Motor Co., Ltd.	1,506,729	0.6

61,650	@	Promise Co., Ltd.	526,360	0.2

26,600		Sony Financial Holdings, Inc.	494,400	0.2

64,100		Toyota Motor Corp.	$2,557,022	0.9

			27,636,306	10.1

		Luxembourg: 0.9%

70,544		ArcelorMittal	2,607,019	0.9

		Malaysia: 0.1%

248,600	@	AirAsia BHD	241,404	0.1

		Mexico: 1.8%

49,085		America Movil SAB de CV ADR	2,807,662	1.0

681,095	@	Wal-Mart de Mexico SA de CV	2,129,956	0.8

			4,937,618	1.8

		Netherlands: 1.0%

35,700		ASML Holding NV	1,490,832	0.5

82,683		Koninklijke KPN NV	1,312,224	0.5

			2,803,056	1.0

		Russia: 1.0%

106,528		Gazprom OAO ADR	1,817,368	0.7

89,417	@	Rosneft Oil Co. GDR	800,836	0.3

			2,618,204	1.0

		South Africa: 0.6%

50,485		Impala Platinum Holdings Ltd.	1,578,810	0.6

		South Korea: 2.1%

13,446		Hyundai Motor Co.	3,101,309	1.1

3,217		Samsung Electronics Co., Ltd.	2,687,098	1.0

			5,788,407	2.1

		Spain: 1.3%

55,851		Banco Bilbao Vizcaya Argentaria SA	715,426	0.3

105,111	@	Telefonica SA	2,823,828	1.0

			3,539,254	1.3

		Sweden: 2.8%

72,854		Assa Abloy AB	2,188,548	0.8

36,181		Atlas Copco AB	1,062,644	0.4

73,193		Hennes & Mauritz AB	2,586,801	0.9

97,486	@	Volvo AB	1,915,828	0.7

			7,753,821	2.8

		Switzerland: 8.1%

33,997	@	ABB Ltd.	938,837	0.3

7,291		Compagnie Financiere Richemont SA	471,576	0.2

65,620		Credit Suisse Group AG	2,986,804	1.1

32,289		Julius Baer Group Ltd.	1,511,053	0.5

10,010		Kuehne & Nagel International AG	1,600,730	0.6

15,300	@	Logitech International SA	212,178	0.1

42,500		Nestle SA	2,637,907	0.9

51,108		Novartis AG	3,030,714	1.1

10,519		Roche Holding AG	1,707,443	0.6

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)

	Switzerland: (continued)

658	SGS SA	$1,307,455	0.5

23,155	Swiss Reinsurance Co., Ltd.	1,381,578	0.5

189,100	@ UBS AG	3,784,376	1.4

30,913	Xstrata PLC	792,888	0.3

		22,363,539	8.1

	Taiwan: 2.1%

149,000	Delta Electronics, Inc.	666,974	0.2

34,000	HTC Corp.	1,547,567	0.6

194,000	Synnex Technology International Corp.	495,950	0.2

19,100	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	257,850	0.1
762,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,970,902	0.7

382,000	WPG Holdings Ltd	707,610	0.3

		5,646,853	2.1

	Turkey: 0.6%

310,394	Turkiye Garanti Bankasi AS	1,607,576	0.6

	United Kingdom: 15.7%

158,207	ARM Holdings PLC	1,639,731	0.6

327,644	Barclays PLC	1,557,616	0.6

190,647	BG Group PLC	4,909,443	1.8

71,900	British American Tobacco PLC	3,141,806	1.2

59,660	Capita Group PLC	734,320	0.3

63,517	Carnival PLC	2,557,372	0.9

87,214	Experian PLC	1,176,909	0.4

135,359	HSBC Holdings PLC	1,476,476	0.5

79,782	Imperial Tobacco Group PLC	2,814,090	1.0

462,831	Kingfisher PLC	2,126,504	0.8

246,918	National Grid PLC	2,533,389	0.9

88,859	Pearson PLC	1,703,054	0.6

40,400	Reckitt Benckiser Group PLC	2,248,131	0.8

10,000	Reed Elsevier PLC	88,592	0.0

42,918	Rio Tinto PLC	3,131,509	1.1

40,300	SABMiller PLC	1,505,517	0.6

143,967	Standard Chartered PLC	4,001,093	1.5

440,224	Tesco PLC	2,967,935	1.1

974,776	Vodafone Group PLC	2,817,871	1.0

		43,131,358	15.7

	United States: 2.5%

32,100	Carnival Corp.	1,222,047	0.5

30,452	@ Covidien PLC	1,695,872	0.6

19,800	Ensco PLC ADR	1,180,476	0.4

29,421	Schlumberger Ltd.	2,640,535	1.0

2,100	Southern Copper Corp.	78,666	0.0

		6,817,596	2.5

	Total Common Stock (Cost $246,431,266)	262,995,763	95.8

EXCHANGE-TRADED FUNDS: 0.2%

	Developed Markets: 0.2%

9,000	iShares MSCI EAFE Index Fund	$571,140	0.2

	Total Exchange-Traded Funds (Cost $546,044)	571,140	0.2

PREFERRED STOCK: 1.3%

	Germany: 1.3%

17,400	@ Volkswagen AG	3,424,640	1.3

	Total Preferred Stock (Cost $2,953,359)	3,424,640	1.3

WARRANTS: 0.3%

	Ireland: 0.3%

104,301	Bharti Airtel Ltd.	893,067	0.3

	Total Warrants (Cost $797,274)	893,067	0.3

	Total Long-Term Investments (Cost $250,727,943)	267,884,610	97.6

SHORT-TERM INVESTMENTS: 1.8%

	Mutual Funds: 1.8%

5,048,939	BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $5,048,939)	5,048,939	1.8

	Total Short-Term Investments (Cost $5,048,939)	5,048,939	1.8

	Total Investments in Securities (Cost $255,776,882)*	$272,933,549	99.4
	Assets in Excess of Other Liabilities	1,567,945	0.6

	Net Assets	$274,501,494	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

*	Cost for federal income tax purposes is $256,256,464.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,073,064
Gross Unrealized Depreciation	(3,395,979)

Net Unrealized appreciation	$16,677,085

Percentage
Industry	of Net Assets

Consumer Discretionary	14.1%

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	as of April 30, 2011 (Unaudited) (Continued)

Consumer Staples	9.1%
Energy	9.3
Financials	20.8
Health Care	6.8
Industrials	14.5
Information Technology	7.4
Materials	9.8
Telecommunication Services	0.4
Telecommunications	3.6
Utilities	1.3
Warrants	0.3
Other Long-Term Investments	0.2
Short-Term Investments	1.8
Other Assets and Liabilities - Net	0.6

Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Asset Table
Investments, at value
Common Stock
Australia	$—	$2,504,230	$—	$2,504,230
Bermuda	—	1,921,374	—	1,921,374
Brazil	10,841,902	1,833,500	—	12,675,402
Canada	12,787,542	—	—	12,787,542
Chile	717,696	—	—	717,696
China	3,139,092	13,557,737	—	16,696,829
Colombia	682,375	—	—	682,375
Denmark	—	5,884,859	—	5,884,859
Finland	—	1,343,828	—	1,343,828
France	—	29,538,253	—	29,538,253
Germany	7,187,525	14,628,700	—	21,816,225
Hong Kong	—	8,448,966	—	8,448,966
India	971,182	415,158	—	1,386,340
Ireland	—	2,184,650	—	2,184,650
Israel	3,051,243	—	—	3,051,243
Italy	—	2,285,130	—	2,285,130
Japan	—	27,636,306	—	27,636,306
Luxembourg	—	2,607,019	—	2,607,019
Malaysia	—	241,404	—	241,404
Mexico	4,937,618	—	—	4,937,618
Netherlands	2,803,056	—	—	2,803,056
Russia	1,817,368	800,836	—	2,618,204
South Africa	—	1,578,810	—	1,578,810
South Korea	—	5,788,407	—	5,788,407
Spain	—	3,539,254	—	3,539,254
Sweden	—	7,753,821	—	7,753,821
Switzerland	—	22,363,539	—	22,363,539
Taiwan	257,850	5,389,003	—	5,646,853
Turkey	—	1,607,576	—	1,607,576
United Kingdom	1,639,731	41,491,627	—	43,131,358
United States	6,817,596	—	—	6,817,596

Total Common Stock	57,651,776	205,343,987	—	262,995,763

Exchange-Traded Funds	571,140	—	—	571,140
Preferred Stock	—	3,424,640	—	3,424,640
Warrants	—	893,067	—	893,067
Short-Term Investments	5,048,939	—	—	5,048,939

Total Investments, at value	$63,271,855	$209,661,694	$—	$272,933,549

Other Financial Instruments+
Forward Foreign Currency Contracts	—	390	—	390

Total Assets	$63,271,855	$209,662,084	$—	$272,933,939

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	as of April 30, 2011 (Unaudited) (Continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(145,737)	$—	$(145,737)

Total Liabilities	$—	$(145,737)	$—	$(145,737)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

At April 30, 2011 , the following forward foreign currency contracts were outstanding for the ING International Core Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Brown Brothers
Harriman & Co.	Japanese Yen	5,920,514	Buy	05/09/11	$72,602	$72,992	$390

							$390

Royal Bank of Scotland Group PLC	Japanese Yen	11,326,462	Sell	05/09/11	$138,637	$139,640	$(1,003)
State Street Bank & Trust Co.	Mexican Peso	31,630,900	Sell	05/24/11	2,596,890	2,741,624	(144,734)

							$(145,737)

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	as of April 30, 2011 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.2%

		Australia: 3.4%

377,886		Aristocrat Leisure Ltd.	$1,088,668	0.6

113,391		Billabong International Ltd.	843,224	0.5

149,673		Brambles Ltd.	1,108,513	0.6

13,415		Cochlear Ltd.	1,186,032	0.7

7,250		Macquarie Group Ltd.	280,292	0.1

29,642		Woolworths Ltd.	862,611	0.5

23,099		WorleyParsons Ltd.	771,346	0.4

			6,140,686	3.4

		Belgium: 2.2%

14,420		Anheuser-Busch InBev NV	920,256	0.5

19,060		Colruyt SA	1,099,518	0.6

19,255		Groupe Bruxelles Lambert SA	1,908,091	1.1

			3,927,865	2.2

		Bermuda: 0.7%

37,132		SeaDrill Ltd.	1,317,367	0.7

		Brazil: 3.7%

80,700		Banco Santander Brasil SA ADR	936,927	0.5

85,400		Itau Unibanco Holding SA ADR	2,028,250	1.1

17,400		Lojas Renner SA	644,813	0.4

119,300		PDG Realty SA Empreendimentos e Participacoes	702,211	0.4

45,900		Petroleo Brasileiro SA ADR	1,531,683	0.9

24,800		Vale SA ADR	741,520	0.4

			6,585,404	3.7

		Canada: 1.4%

12,000		Potash Corp. of Saskatchewan, Inc.	676,560	0.4

10,500		Shaw Communications Inc.	222,180	0.1

8,700		Shoppers Drug Mart Corp.	378,840	0.2

17,100		Suncor Energy, Inc.	787,284	0.4

10,300		Tim Hortons, Inc.	501,093	0.3

			2,565,957	1.4

		China: 3.5%

4,100	@	Baidu, Inc. ADR	608,932	0.3

585,000		China Citic Bank	419,817	0.2

652,000		China Construction Bank	617,393	0.4

167,000		China Merchants Bank Co., Ltd.	431,405	0.3

423,000		China Railway Construction Corp. Ltd	375,022	0.2

10,600	@	Ctrip.com International Ltd. ADR	516,432	0.3

60,000		Hengan International Group Co., Ltd.	468,956	0.3

2,500	@	New Oriental Education & Technology Group ADR	$311,600	0.2

484,000		Parkson Retail Group Ltd.	744,640	0.4

34,500		Ping An Insurance Group Co. of China Ltd.	376,152	0.2

1,700	@	Sina Corp.	229,075	0.1

19,500		Tencent Holdings Ltd.	556,805	0.3

668,000		Want Want China Holdings Ltd.	600,451	0.3

			6,256,680	3.5

		Denmark: 4.8%

77		AP Moller - Maersk A/S	780,402	0.4

20,849		Carlsberg A/S	2,473,838	1.4

6,480		Danisco A/S	859,091	0.5

27,936	@	Jyske Bank	1,388,430	0.8

14,797		Novo Nordisk A/S	1,873,201	1.0

6,760		Novozymes A/S	1,169,013	0.7

			8,543,975	4.8

		Finland: 1.3%

27,261		Kone Oyj	1,707,496	0.9

72,307		Nokia OYJ	666,122	0.4

			2,373,618	1.3

		France: 6.5%

13,259		Accor SA	589,205	0.3

5,850		Air Liquide SA	864,363	0.5

55,397		AXA SA	1,241,895	0.7

11,018		BioMerieux	1,197,918	0.7

9,649		Danone	706,465	0.4

26,421		Legrand SA	1,206,347	0.7

7,111		L’Oreal SA	901,418	0.5

6,147		Neopost SA	586,732	0.3

8,876		Pernod-Ricard SA	891,558	0.5

5,073		Schneider Electric SA	896,263	0.5

9,282		Societe Generale	620,297	0.3

29,695		Total SA	1,901,712	1.1

			11,604,173	6.5

		Germany: 4.3%

12,579	L	Adidas AG	937,430	0.5

6,444	@	Brenntag AG	792,197	0.4

51,809		Celesio AG	1,258,464	0.7

17,180		Deutsche Boerse AG	1,426,265	0.8

33,871	@	Deutsche Post AG	669,414	0.4

8,759		Fresenius SE	919,909	0.5

11,601		Henkel AG & Co. KGaA	790,897	0.5

4,930		Linde AG	887,232	0.5

			7,681,808	4.3

		Hong Kong: 2.9%

195,600	@	AIA Group Ltd.	659,660	0.4

82,500		Beijing Enterprises Holdings Ltd.	439,377	0.2

293,000		BOC Hong Kong Holdings Ltd.	921,055	0.5

132,700		Esprit Holdings Ltd.	553,802	0.3

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Hong Kong: (continued)

152,000		Hang Lung Properties Ltd.	$677,791	0.4

33,400		Hong Kong Exchanges and Clearing Ltd.	763,793	0.4

132,000		Kerry Properties Ltd.	705,845	0.4

54,000		Li & Fung Ltd.	276,366	0.2

330,000		Midland Holdings Ltd.	255,577	0.1

			5,253,266	2.9

		India: 1.3%

13,598		Axis Bank Ltd. GDR	403,725	0.2

4,300		Infosys Technologies Ltd. ADR	280,274	0.2

56,149		Mahindra & Mahindra Ltd. GDR	988,222	0.6

13,040	#	Reliance Industries Ltd. GDR	575,065	0.3

			2,247,286	1.3

		Indonesia: 0.3%

386,338		Bank Mandiri Persero TBK PT	323,123	0.2

224,500	@	Sarana Menara
		Nusantara PT	281,805	0.1

			604,928	0.3

		Ireland: 0.5%

15,800		Accenture PLC	902,654	0.5

		Israel: 0.7%

122,943	@,L	Protalix BioTherapeutics, Inc.	856,913	0.5

8,100		Teva Pharmaceutical Industries Ltd. ADR	370,413	0.2

			1,227,326	0.7

		Italy: 0.4%

134,321		Intesa Sanpaolo S.p.A	446,142	0.2

5,600		Tenaris SA ADR	284,424	0.2

			730,566	0.4

		Japan: 16.6%

33,600		Asahi Breweries Ltd.	631,205	0.3

32,900		Canon, Inc.	1,549,345	0.9

18,700		Chugai Pharmaceutical Co., Ltd.	310,065	0.2

1,400		Fanuc Ltd.	234,359	0.1

5,100		Fast Retailing Co., Ltd.	804,149	0.4

20,300		Hitachi High- Technologies Corp.	427,211	0.2

24,300		Honda Motor Co., Ltd.	934,192	0.5

169		Inpex Corp.	1,299,236	0.7

393		Japan Tobacco, Inc.	1,527,315	0.9

828		Jupiter Telecommunications Co.	889,944	0.5

33,200		Kao Corp.	831,080	0.5

44,000	@	Kirin Holdings Co., Ltd.	619,140	0.3

8,400		Kyocera Corp.	926,813	0.5

29,900		Mitsubishi Corp.	811,117	0.4

75,000		Mitsubishi Electric Corp.	834,997	0.5

71,800		Mitsui & Co., Ltd.	1,277,687	0.7

25,000		Mitsui Fudosan Co., Ltd.	$433,880	0.2

42,500		MS&AD Insurance Group Holdings	995,259	0.6

108,600		Namco Bandai Holdings, Inc.	1,199,333	0.7

11,600		Nippon Telegraph & Telephone Corp.	540,530	0.3

22,800		Olympus Corp.	645,307	0.4

907		Rakuten, Inc.	842,195	0.5

14,600		Rohm Co., Ltd.	879,301	0.5

5,373		Samsung Electronics	2,238,646	1.3

20,500		Sankyo Co., Ltd.	1,066,113	0.6

4,500		SMC Corp.	822,040	0.5

11,900		Softbank Corp.	502,142	0.3

39,800		Sony Financial Holdings, Inc.	739,741	0.4

38,000		Sumitomo Realty & Development Co., Ltd.	786,568	0.4

5,000		Terumo Corp.	278,851	0.2

33,900		THK Co., Ltd.	871,372	0.5

13,000		Tokyo Electron Ltd.	752,623	0.4

14,100		Toyota Motor Corp.	562,465	0.3

24,500		Trend Micro, Inc.	699,430	0.4

48,000	@	Yamaha Motor Co., Ltd.	922,665	0.5

			29,686,316	16.6

		Mexico: 0.5%

10,800		America Movil SAB de CV ADR	617,760	0.3

101,700	@	Wal-Mart de Mexico SA de CV	318,042	0.2

			935,802	0.5
		Netherlands: 1.5%

7,587		ASML Holding NV	316,242	0.2

45,597	@	Qiagen NV	974,912	0.5

37,863		Royal Dutch Shell PLC - Class B	1,473,042	0.8

			2,764,196	1.5

		Portugal: 0.4%

41,885		Jeronimo Martins SGPS SA	686,982	0.4

		Russia: 0.2%

12,429		Magnit OAO GDR	349,425	0.2

		Singapore: 1.3%

61,000		DBS Group Holdings Ltd.	747,371	0.4

100,000		United Overseas Bank Ltd.	1,604,487	0.9

			2,351,858	1.3

		South Africa: 0.6%

157,002		Clicks Group Ltd.	1,050,522	0.6

		Spain: 2.4%

1,919	@	Banco Popular Espanol SA	11,505	0.0

163,140		Banco Popular Espanol SA	977,250	0.5

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Spain: (continued)

68,047		Banco Santander SA	$868,994	0.5

19,881		Corporacion Financiera Alba SA	1,225,365	0.7

2,857		Inditex SA	256,214	0.1

37,847	@	Telefonica SA	1,016,767	0.6

			4,356,095	2.4

		Sweden: 5.1%

14,979		Assa Abloy AB	449,972	0.2

20,221	L	Atlas Copco AB	593,895	0.3
121,840		Atlas Copco AB	3,229,370	1.8

36,035		Investor AB	897,534	0.5

59,002		Scania AB	1,532,880	0.9

71,929		Svenska Handelsbanken AB	2,494,443	1.4

			9,198,094	5.1

		Switzerland: 9.3%

18,372	@	ABB Ltd.	507,348	0.3

16,874		Compagnie Financiere Richemont SA	1,091,396	0.6

27,655		Credit Suisse Group AG	1,258,763	0.7

5,220		Geberit AG	1,221,339	0.7

14,281		Julius Baer Group Ltd.	668,319	0.4

5,463		Kuehne & Nagel International AG	873,605	0.5

6,932	@	Mettler Toledo International, Inc.	1,299,057	0.7

58,440		Nestle SA	3,627,277	2.0

15,913		Roche Holding AG	2,582,997	1.5

10,543		Schindler Holding AG	1,364,532	0.8

309		SGS SA	613,987	0.3

72,502	@	UBS AG	1,450,951	0.8

			16,559,571	9.3

		Taiwan: 1.1%

123,900		Hon Hai Precision

		Industry Co., Ltd.	948,671	0.6

69,400		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	936,900	0.5

			1,885,571	1.1

		Turkey: 0.7%

232,579		Turkiye Garanti Bankasi AS	1,204,561	0.7

		United Kingdom: 18.6%

43,000		AMEC PLC	863,226	0.5

18,185		Anglo American PLC	953,235	0.5

29,320		Antofagasta PLC	674,314	0.4

44,633	@	ASOS PLC	1,727,148	1.0

35,211	@	Autonomy Corp. PLC	950,287	0.5

84,154		BG Group PLC	2,167,090	1.2

41,429		BHP Billiton PLC	1,751,611	1.0

37,341		British Sky Broadcasting Group PLC	525,174	0.3

191,000	@	Cairn Energy Plc	1,445,042	0.8

38,521		Capita Group PLC	474,133	0.3

106,147		Compass Group PLC	1,038,691	0.6

37,500		Experian PLC	506,043	0.3

114,000		Hargreaves Lansdown PLC	$1,228,199	0.7

261,709		Hays PLC	521,287	0.3

65,081		HSBC Holdings PLC	709,894	0.4

36,000		Imperial Tobacco Group PLC	1,269,801	0.7

35,000		Intertek Group PLC	1,243,367	0.7

134,992		John Wood Group PLC	1,566,342	0.9

33,000		Johnson Matthey PLC	1,105,443	0.6

40,000		Kazakhmys PLC	929,147	0.5

101,420		Kingfisher PLC	465,980	0.3

14,422		Lonmin PLC	395,075	0.2

46,000		Pearson PLC	881,627	0.5

75,000		Reed Elsevier PLC	664,442	0.4

61,756		Rightmove PLC	1,093,428	0.6

5,742,048	@	Rolls-Royce Group PLC	9,591	0.0
59,813		Rolls-Royce Group PLC	643,291	0.3

63,510		Serco Group PLC	600,702	0.3

69,824		Standard Chartered PLC	1,940,530	1.1

188,028		Tesco PLC	1,267,661	0.7

29,412		Tullow Oil PLC	705,685	0.4

40,600		Unilever PLC	1,318,943	0.7

120,041		WPP PLC	1,572,344	0.9

			33,208,773	18.6

		United States: 2.0%

20,200		Carnival Corp.	769,014	0.4

24,950	@	Central European Distribution Corp.	294,909	0.2

39,688		Coca-Cola Enterprises, Inc.	1,127,536	0.6

11,400	@	Liberty Global, Inc.	530,100	0.3

8,700		Schlumberger Ltd.	780,825	0.5

			3,502,384	2.0
	Total Common Stock (Cost $163,273,033)		175,703,709	98.2

SHORT-TERM INVESTMENTS: 2.4%

		Securities Lending: 2.2%

4,005,605		BNY Mellon Overnight Government Fund(1) (Cost $4,005,605)	4,005,605	2.2

		Mutual Funds: 0.2%

312,718		T. Rowe Price Reserve Investment Fund (Cost $312,718)	312,718	0.2

	Total Short-Term Investments (Cost $4,318,323)		4,318,323	2.4

	Total Investments in Securities (Cost $167,591,356)*		$180,022,032	100.6

	Liabilities in Excess of Other Assets		(1,042,853)	(0.6)

	Net Assets		$178,979,179	100.0

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	as of April 30, 2011 (Unaudited) (Continued)

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
L	Loaned security, a portion or all of the security is on loan at April 30, 2011.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

*	Cost for federal income tax purposes is $167,695,039.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,329,368
Gross Unrealized Depreciation	(3,002,375)

Net Unrealized appreciation	$12,326,993

Industry	Percentage of Net Assets
Consumer Discretionary	15.6%
Consumer Staples	13.7
Energy	9.8
Financials	20.8
Health Care	8.3
Industrials	15.9
Information Technology	7.5
Materials	5.0
Telecommunications	1.6
Short-Term Investments	2.4
Other Assets and Liabilities - Net	(0.6)

Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Asset Table
Investments, at value
Common Stock
Australia	$—	$6,140,686	$—	$6,140,686
Belgium	—	3,927,865	—	3,927,865
Bermuda	—	1,317,367	—	1,317,367
Brazil	4,557,154	2,028,250	—	6,585,404
Canada	2,565,957	—	—	2,565,957
China	1,666,039	4,590,641	—	6,256,680
Denmark	—	8,543,975	—	8,543,975
Finland	—	2,373,618	—	2,373,618
France	—	11,604,173	—	11,604,173
Germany	792,197	6,889,611	—	7,681,808
Hong Kong	—	5,253,266	—	5,253,266
India	1,672,221	575,065	—	2,247,286
Indonesia	281,805	323,123	—	604,928
Ireland	902,654	—	—	902,654
Israel	1,227,326	—	—	1,227,326
Italy	284,424	446,142	—	730,566
Japan	2,238,646	27,447,670	—	29,686,316
Mexico	935,802	—	—	935,802
Netherlands	—	2,764,196	—	2,764,196
Portugal	—	686,982	—	686,982
Russia	—	349,425	—	349,425
Singapore	—	2,351,858	—	2,351,858

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	as of April 30, 2011 (Unaudited) (Continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

South Africa	$—	$1,050,522	$—	$1,050,522
Spain	880,499	3,475,596	—	4,356,095
Sweden	—	9,198,094	—	9,198,094
Switzerland	1,299,057	15,260,514	—	16,559,571
Taiwan	936,900	948,671	—	1,885,571
Turkey	—	1,204,561	—	1,204,561
United Kingdom	1,618,602	31,590,171	—	33,208,773
United States	3,502,384	—	—	3,502,384

Total Common Stock	25,361,667	150,342,042	—	175,703,709

Short-Term Investments	4,318,323	—	—	4,318,323

Total Investments, at value	$29,679,990	$150,342,042	$—	$180,022,032

Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(950)	$—	$(950)

Total Liabilities	$—	$(950)	$—	$(950)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

At April 30, 2011 , the following forward foreign currency contracts were outstanding for the ING International Growth Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New
York Mellon Corp.	Japanese Yen	9,431,411	Sell	05/09/11	$115,327	$116,277	$(950)

							$(950)

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL REAL ESTATE FUND	as of April 30, 2011 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.2%

		Australia: 16.4%

1,732,200		CFS Retail Property Trust	$3,400,801	0.5

3,806,700		Challenger Diversified Property Group	2,275,938	0.3

950,000		Charter Hall Group	2,584,513	0.4

1,085,700		Charter Hall Retail REIT	3,818,919	0.6

8,645,857		Dexus Property Group
		NPV	8,360,874	1.3

12,685,622		Goodman Group.	9,896,003	1.5

3,360,140		GPT Group	11,672,366	1.8

7,411,600	**	ING Office Fund	5,131,245	0.8

261,400		Lend Lease Corp., Ltd.	2,499,700	0.4

4,949,417		Mirvac Group	6,906,106	1.0

4,441,900		Stockland	18,441,103	2.8

2,037,079		Westfield Group	20,186,852	3.0

4,614,594		Westfield Retail Trust	13,403,784	2.0

			108,578,204	16.4

		Austria: 0.6%

884,418	@	IMMOFINANZ Immobilien Anlagen AG	4,203,389	0.6

		Brazil: 0.1%

32,500		Sonae Sierra Brasil SA	488,574	0.1

		Canada: 5.3%

45,900		Boardwalk Real Estate Investment Trust	2,338,297	0.4

59,400		Brookfield Asset Management, Inc.	1,997,028	0.3

684,150		Brookfield Properties Corp.	13,532,487	2.0

153,100		Cominar Real Estate Investment Trust	3,679,643	0.6

517,300		RioCan Real Estate Investment Trust	13,859,911	2.0

			35,407,366	5.3
		China: 0.2%

989,000		Longfor Properties Co.,Ltd.	1,577,526	0.2

		Finland: 1.2%

471,110		Citycon Oyj	2,232,914	0.3

950,690		Sponda OYJ	5,606,879	0.9

			7,839,793	1.2

		France: 8.2%

68,134		Accor SA	3,027,745	0.5

13,690		Gecina SA	1,973,132	0.3

55,558		ICADE	7,122,380	1.1

143,216		Klepierre	5,885,422	0.9

78,410		Nexity SA	4,264,382	0.6

14,803		Societe Immobiliere de Location pour l’Industrie et le Commerce	2,219,957	0.3

128,329		Unibail-Rodamco SE	30,023,289	4.5

			54,516,307	8.2

		Germany: 1.1%

130,853		Alstria Office REIT-AG	$2,073,802	0.3

88,080	@	GSW Immobilien AG	2,837,503	0.4

291,450	@	IVG Immobilien AG	2,459,291	0.4

			7,370,596	1.1

		Hong Kong: 20.2%

1,903,965		Cheung Kong Holdings Ltd.	30,049,234	4.5

1,418,700		Great Eagle Holding Co.	5,051,598	0.8

3,180,900		Hang Lung Properties Ltd.	14,184,112	2.1

250,000		Henderson Land Development Co., Ltd.	1,715,942	0.3

2,108,800		Hongkong Land Holdings Ltd.	15,814,334	2.4

1,518,100		Hysan Development Co., Ltd.	7,097,908	1.1

1,500,600		Kerry Properties Ltd.	8,024,178	1.2

3,779,400		Link REIT	11,911,266	1.8

2,866,000		Sino Land Co.	5,054,362	0.8

2,042,700		Sun Hung Kai Properties Ltd.	31,993,793	4.7

426,285		Wharf Holdings Ltd.	3,128,196	0.5

			134,024,923	20.2

		Italy: 0.5%

3,087,157	@	Beni Stabili S.p.A.	3,495,230	0.5

		Japan: 20.9%

2,600		Advance Residence Investment Corp.	5,445,521	0.8

191,000		Aeon Mall Co., Ltd.	4,593,611	0.7

90,400		Daito Trust Construction Co., Ltd.	7,232,003	1.1

278,100		Daiwa House Industry Co., Ltd.	3,369,516	0.5

641		Frontier Real Estate Investment Corp.	5,942,839	0.9

764		Japan Real Estate Investment Corp.	7,562,841	1.1

3,480		Japan Retail Fund Investment Corp.	5,626,151	0.8

324		Kenedix Realty Investment Corp.	1,377,011	0.2

2,036,500		Mitsubishi Estate Co.,Ltd.	35,638,318	5.5

1,248,477		Mitsui Fudosan Co.,Ltd.	21,667,589	3.3

350		Mori Trust Sogo Reit,Inc.	3,555,120	0.5

785		Nippon Accommodations Fund,Inc.	5,762,774	0.9

955		Nippon Building Fund,Inc.	9,611,655	1.4

125,000		Nomura Real Estate Holdings, Inc.	1,930,864	0.3

365		Orix JREIT, Inc.	1,992,578	0.3

732,100		Sumitomo Realty &Development Co., Ltd.	15,153,860	2.3

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL REAL ESTATE FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Japan: (continued)

1,823		United Urban Investment Corp.	$2,313,455	0.3

			138,775,706	20.9
		Netherlands: 2.6%

103,460		Corio NV	7,325,632	1.2

51,295		Eurocommercial Properties NV	2,636,184	0.4

73,700		Vastned Offices/Industrial	1,471,489	0.2

52,540		Wereldhave NV	5,491,600	0.8

			16,924,905	2.6
		Norway: 0.2%

774,619	@	Norwegian Property ASA	1,565,134	0.2

		Singapore: 8.0%

1,237,000		Ascendas Real Estate Investment Trust	2,054,464	0.3

7,387,900		CapitaCommercial Trust	8,702,911	1.3

4,891,100	@	CapitaLand Ltd.	13,603,539	1.9

2,531,583		CapitaMall Trust	3,915,916	0.6

1,643,600		CapitaMalls Asia Ltd.	2,381,168	0.4

2,330,000		CDL Hospitality Trusts	3,848,405	0.6

496,900		City Developments Ltd.	4,813,184	0.7

4,042,100	@	Global Logistic Properties Ltd.	6,376,918	1.0

882,000		Keppel Land Ltd.	3,010,136	0.5

1,181,000		UOL Group Ltd.	4,675,842	0.7

			53,382,483	8.0

		Sweden: 1.7%

316,727		Castellum AB	4,909,951	0.8

31,778		Fabege AB	364,983	0.1

284,113		Hufvudstaden AB	3,644,542	0.5

73,710		Wihlborgs Fastigheter AB	2,219,818	0.3

			11,139,294	1.7

		Switzerland: 1.6%

58,650	@	PSP Swiss Property AG	5,339,225	0.8

61,819		Swiss Prime Site AG	5,156,348	0.8

			10,495,573	1.6

		United Kingdom: 9.4%

218,260		Atrium European Real Estate Ltd.	1,492,718	0.2

1,094,041		British Land Co. PLC	11,015,454	1.7

315,890		Capital Shopping Centres Group PLC	2,146,799	0.3

173,851		Derwent London PLC	5,215,674	0.8

525,910		Great Portland Estates PLC	3,705,355	0.6

844,574		Hammerson PLC	6,639,861	1.0

1,043,993		Land Securities Group PLC	13,723,066	2.0

4,875,400	@	LXB Retail Properties PLC	9,039,377	1.4

1,440,526		Safestore Holdings PLC	$3,705,502	0.6

495,529		Segro PLC	2,696,942	0.4

161,732		Shaftesbury PLC	1,390,152	0.2

2,955,285		Workspace Group PLC	1,431,537	0.2

			62,202,437	9.4

Total Common Stock (Cost $509,564,112)	651,987,440	98.2

Assets in Excess of Other Liabilities	11,708,104	1.8

Net Assets	$663,695,544	100.0

@	Non-income producing security

**	Investment in affiliate

*	Cost for federal income tax purposes is $587,835,681.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$115,248,815
Gross Unrealized Depreciation	(43,814,230)

Net Unrealized appreciation	$71,434,585

Industry	Percentage of Net Assets

Consumer Discretionary	1.1%
Financials	97.1
Other Assets and Liabilities - Net	1.8

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL REAL ESTATE FUND	as of April 30, 2011 (Unaudited) (Continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Asset Table
Investments, at value
Common Stock
Australia	$13,403,784	$95,174,420	$—	$108,578,204
Austria	—	4,203,389	—	4,203,389
Brazil	488,574	—	—	488,574
Canada	35,407,366	—	—	35,407,366
China	—	1,577,526	—	1,577,526
Finland	2,232,914	5,606,879	—	7,839,793
France	2,219,957	52,296,350	—	54,516,307
Germany	7,370,596	—	—	7,370,596
Hong Kong	—	134,024,923	—	134,024,923
Italy	—	3,495,230	—	3,495,230
Japan	—	138,775,706	—	138,775,706
Netherlands	1,471,489	15,453,416	—	16,924,905
Norway	—	1,565,134	—	1,565,134
Singapore	—	53,382,483	—	53,382,483
Sweden	364,983	10,774,311	—	11,139,294
Switzerland	5,156,348	5,339,225	—	10,495,573
United Kingdom	14,176,416	48,026,021	—	62,202,437

Total Common Stock	82,292,427	569,695,013	—	651,987,440

Total Investments, at value	$82,292,427	$569,695,013	$—	$651,987,440

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	as of April 30, 2011 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.2%

		Australia: 5.9%

208,140	@	Acrux Ltd.	$798,707	0.2

118,784		Adelaide Brighton Ltd	412,245	0.1

104,499	@	Aditya Birla Minerals
		Ltd.	207,601	0.0

290,054		Amcor Ltd.	2,229,526	0.4

157,506		Ansell Ltd.	2,409,531	0.5

100,000		Aquarius Platinum Ltd.	576,434	0.1

7,572		ARB Corp. Ltd.	68,568	0.0

125,857		Ardent Leisure Group	191,801	0.0

86,628	@	Aston Resources Ltd.	902,049	0.2

425,481		Australian
		Pharmaceutical
		Industries Ltd.	147,111	0.0

861,112	@	Australian Worldwide
		Exploration Ltd.	1,473,736	0.3

89,000		Beach Energy Ltd.	93,886	0.0

48,640	@	Biota Holdings Ltd	64,057	0.0

85,795	@	Boom Logistics Ltd	34,813	0.0

151,034		Caltex Australia Ltd.	2,353,782	0.4

1,155,076	@	Centro Retail Trust	464,641	0.1

297,312		Computershare Ltd.	3,163,779	0.7

24,750		Credit Corp. Group Ltd.	161,819	0.0

930,912	@	Dart Energy Ltd.	772,565	0.2

172,184	@	Dart Energy Ltd.	143,435	0.0

20,977	@	Decmil Group Ltd.	72,358	0.0

355,208		Emeco Holdings Ltd.	428,006	0.1

1,237,551		Fairfax Media Ltd.	1,795,208	0.5

243,229	@	Focus Minerals Ltd.	21,160	0.0

76,387	@	Gujarat NRE Minerals
		Ltd.	48,996	0.0

134,041		Iluka Resources Ltd.	1,844,325	0.4

16,244		Melbourne IT Ltd.	33,541	0.0

63,657	@	Mesoblast Ltd.	569,387	0.1

8,977		Minara Resources Ltd.	7,618	0.0

41,704		Mincor Resources NL	55,131	0.0

694,278		Mirvac Group	968,753	0.3

425,224		Myer Holdings Ltd.	1,476,735	0.3

63,778		NIB Holdings
		Ltd./Australia	102,433	0.0

54,457	@	Pan Pacific Petroleum
		NL	9,249	0.0

137,361		Panoramic Resources
		Ltd	311,654	0.1

33,297	@	Ramelius Resources
		Ltd.	48,996	0.0

36,239		RCR Tomlinson Ltd.	65,942	0.0

641,529	@	Roc Oil Co. Ltd.	303,307	0.1

9,358		Seven Group Holdings
		Ltd.	93,826	0.0

98,699		Sims Metal
		Management Ltd.	1,894,241	0.3

114,543	@	Skilled Group Ltd.	263,907	0.1

339,456	@	Starpharma Holdings
		Ltd.	469,269	0.1

141,096		STW Communications
		Group Ltd.	179,576	0.0

103,358		Thorn Group Ltd.	226,730	0.0

277,170		Transfield Services Ltd.	1,082,964	0.3

9,768	@	Transpacific Industries
		Group Ltd.	$11,930	0.0

			29,055,328	5.9

		Austria: 1.5%

20,000		Kapsch TrafficCom AG	1,895,875	0.4

18,709		Mayr Melnhof Karton AG	2,272,292	0.5

33,000	@	RHI AG	1,178,188	0.2

29,000		Rosenbauer International AG	1,761,090	0.4

4,727		Strabag SE	158,753	0.0

			7,266,198	1.5

		Belgium: 1.9%

208,437	@	AGFA-Gevaert NV	928,923	0.2

5,138		Cie d’Entreprises CFE	445,054	0.1

24,700		D’ieteren SA	1,793,947	0.3

19,000		EVS Broadcast
		Equipment SA	1,301,558	0.3

20,006		Kinepolis Group NV	1,715,689	0.4

7,511		Melexis NV	143,623	0.0

36,302	@	Nyrstar	215	0.0
88,169		Nyrstar	1,217,566	0.2

44,377		Recticel SA	493,216	0.1

36,549		Tessenderlo Chemie NV	1,455,139	0.3

			9,494,930	1.9

		Bermuda: 0.5%

41,160		Catlin Group Ltd.	272,159	0.1

58,666	@	Dockwise Ltd.	1,699,621	0.3

6,361	@	Global Sources Ltd.	77,859	0.0

29,430	@	Northern Offshore Ltd.	77,409	0.0

1,080,000		Regal Hotels International Holdings Ltd.	485,948	0.1

			2,612,996	0.5

		Brazil: 0.5%

21,602		Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	982,027	0.2

84,175		Cyrela Brazil Realty SA	891,938	0.2

86,595		PDG Realty SA Empreendimentos e Participacoes	509,706	0.1

			2,383,671	0.5

		British Virgin Islands: 0.0%

961,940	@	Polo Resources Ltd.	95,281	0.0

		Canada: 5.0%

9,916		Aastra Technologies Ltd.	218,516	0.0

87,700		Alimentation Couche- Tard, Inc.	2,303,382	0.6

10,018		Bird Construction, Inc.	130,552	0.0

1,496	@	Black Diamond Group Ltd.	43,228	0.0

16,748	@	Brick Ltd./The	39,651	0.0

43,600	@	Canfor Corp.	574,175	0.1

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Canada: (continued)

26,277		Canfor Pulp Products, Inc.	$494,907	0.1

69,000	@	Capstone Mining Corp.	275,665	0.1

52,000		Cascades Inc.	379,221	0.1

3,100	@	CCL Industries, Inc.	103,699	0.0

45,900	@	Celestica, Inc.	507,925	0.1

2,365		Cervus Equipment Corp.	44,368	0.0

61,166	@	CGI Group, Inc.	1,338,198	0.3

95,061		Chemtrade Logistics Income Fund	1,443,774	0.3

5,707		Cineplex, Inc.	148,684	0.0

8,900		Cogeco Cable, Inc.	427,057	0.1

2,100		Cogeco, Inc.	94,330	0.0

150,400	@	Compton Petroleum Corp.	48,483	0.0

27,200	@	Cott Corp.	242,346	0.0

18,366		Davis & Henderson Income Corp.	371,338	0.1

1,800		DirectCash Payments, Inc.	40,294	0.0

62,600		Dorel Industries, Inc.	2,081,483	0.5

38,100	@	Dundee Corp.	986,577	0.1

35,300	@	Endeavour Silver Corp.	405,923	0.1

24,254	@	Essential Energy Services Ltd	55,370	0.0

17,000		Extendicare Real Estate Investment Trust	213,634	0.0

11,301	@	FirstService Corp.	431,529	0.1

62,300	@	Flint Energy Services Ltd.	947,521	0.2

165,800	@	Galleon Energy, Inc.	613,328	0.1

9,800	@	Garda World Security Corp.	111,967	0.0

2,500		Gildan Activewear, Inc.	93,114	0.0

2,300		K-Bro Linen, Inc.	51,584	0.0

7,300	@	Martinrea International, Inc.	65,736	0.0

14,100		Metro Inc.	689,986	0.2

9,115		MI Developments, Inc.	279,375	0.1

9,400	@	Neo Material Technologies, Inc.	97,264	0.0

11,946		Niko Resources	1,009,441	0.3

37,300	@	Noranda Income Fund	191,595	0.0

39,667	@	Norbord, Inc.	555,921	0.1

260,300	@	Northgate Minerals Corp.	778,575	0.2

7,400		Onex Corp.	277,652	0.1

13,000		Premium Brands Holdings Corp.	224,922	0.0

5,800		Quebecor, Inc.	206,033	0.0

2,600		Reitmans Canada Ltd.	47,952	0.0

28,084	@,L	Richmont Mines, Inc.	273,257	0.1

16,700		Rogers Sugar, Inc.	94,607	0.0

44,500	@	Shore Gold, Inc.	35,275	0.0

49,077	@	Smart Technologies, Inc.	488,807	0.1

46,973	@	SunOpta, Inc.	331,629	0.1

36,000	@	Technicoil Corp.	81,425	0.0

72,400	@	Tembec, Inc.	412,446	0.1

100	@	Transat AT, Inc.	1,240	0.0

20,400		Transcontinental, Inc.	$314,361	0.2

8,500		Valener, Inc.	148,502	0.0

12,090		Wajax Corp.	520,835	0.1

36,360		West Fraser Timber Co., Ltd.	2,067,502	0.3

			24,456,161	5.0

		China: 2.0%

378,000		BaWang International Group Holding Ltd.	105,774	0.0

1,693,000	X	China Gaoxian Fibre Fabric Holdings Ltd.	262,792	0.1

284,000		China National Building Material Co., Ltd.	601,003	0.1

322,000		China Taisan Technology Group Holdings Ltd	40,848	0.0

155,515	@	Concord Medical Services Holding Ltd. ADR	846,002	0.2

796,000		Dapai International Holdings Co,. Ltd.	107,300	0.0

1,858,000	@	Evergreen International Holdings Ltd	919,107	0.2

244,200		Hopefluent Group Holdings Ltd.	147,111	0.0

678,000		Intime Department Store Group Co. Ltd.	1,059,601	0.2

85,000		Jiangling Motors Corp. Ltd.	258,579	0.1

3,580,000	@	Leoch International Technology Ltd.	1,794,693	0.4

431,000		Li Heng Chemical Fibre Technologies Ltd	61,787	0.0

419,500		Parkson Retail Group Ltd.	645,406	0.1

268,000		People’s Food Holdings Ltd.	166,770	0.1

250,000		Qingling Motors Co., Ltd.	88,804	0.0

314,000		QingMei Group Holdings Ltd.	55,393	0.0

88,000	@	RREEF China Commercial Trust	46,457	0.0

1,776,000		SinoCom Software Group Ltd.	199,484	0.0

64,034		Sino-Forest Corp.	1,591,121	0.4

837,000	@	SunVic Chemical Holdings Ltd.	554,698	0.1

75,500		Weiqiao Textile Co.	68,121	0.0

			9,620,851	2.0

		Colombia: 0.0%

4,469		Petrominerales Ltd.	171,033	0.0

		Denmark: 1.9%

17,240		East Asiatic Co., Ltd. A/S	573,514	0.1

8,634		H Lundbeck A/S	207,456	0.0

38,000	@	Jyske Bank	1,888,614	0.4

433		PER Aarsleff A/S	38,569	0.0

826		Royal UNIBREW A/S	60,953	0.0

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Denmark: (continued)

25,000		Solar A/S	$2,189,628	0.5

63,000		Sydbank A/S	1,825,570	0.4

17,801	@	TK Development	82,374	0.0

35,000		TrygVesta AS	2,237,247	0.5

			9,103,925	1.9

		Finland: 0.2%

18,640		Hk-Ruokatalo Oyj	186,083	0.0

125,107	@	M-real OYJ	591,408	0.2

43,507		Oriola-KD OYJ	189,455	0.0

			966,946	0.2

		France: 6.1%

22,608		Arkema SA	2,354,626	0.5

2,567		Assystem	67,259	0.0

1,991		Boiron SA	88,617	0.0

5,965		Bonduelle S.C.A.	603,837	0.1

819		Bongrain SA	80,062	0.0

55,000		Bourbon SA	2,606,743	0.5

21,024		Canal +	171,891	0.0

1,456		Cegid Group	50,011	0.0

63,000	@	Club Mediterranee	1,467,869	0.3

4,346	@	Devoteam SA	120,229	0.0

180,000		Groupe Eurotunnel SA	1,957,015	0.4

15,247		Groupe Steria SCA	505,684	0.1

105,103	@	Lectra	1,011,878	0.3

41,268	@	Medica SA	851,161	0.2

26,733		Meetic	602,646	0.1

49,937		NetGem SA	260,354	0.1

430		Norbert Dentressangle SA	50,614	0.0

4,204	@	Parrot SA	158,229	0.0

66,331	@	Peugeot SA	3,010,304	0.6

9,492		Pierre & Vacances	846,779	0.2

1,875		Plastic Omnium SA	179,477	0.0

67,638		Rallye SA	3,556,597	0.8

25,000		Rubis	3,069,923	0.6

9,000		Saft Groupe SA	413,242	0.1

1,125		Sartorius Stedim Biotech	70,401	0.0

5,464		Sequana Capital	93,659	0.0

3,899		Societe BIC SA	379,073	0.1

4,143		Sopra Group SA	487,538	0.1

40,000	@	Store Electronic	696,734	0.1

23,000		Sword Group	754,232	0.2

2,820		Teleperformance	107,590	0.0

2,277		Trigano SA	81,414	0.0

61,722	@	UbiSoft Entertainment	619,624	0.1

42,781		Valeo SA	2,725,033	0.6

7,158	@	Video Futur Entertainment Group SA	2,651	0.0

			30,102,996	6.1

		Germany: 8.6%

20,600		Aixtron AG	874,871	0.2

7,416		Amadeus Fire AG	360,502	0.1

35,062		Aurubis AG	2,072,192	0.5

54,544		Bechtle AG	2,597,334	0.6

6,288		Bertrandt AG	460,607	0.1

1,975		Bijou Brigitte AG	284,308	0.1

23,000	@	Bilfinger Berger AG	$2,214,174	0.5

18,000	@	Brenntag AG	2,212,842	0.5

3,355		Carl Zeiss Meditec AG	72,999	0.0

4,690	@	Centrosolar Group AG	36,477	0.0

39,363		Cewe Color Holding AG	1,911,451	0.4

66,982		Compugroup Holding AG	1,133,480	0.2

3,641		DIC Asset AG	48,981	0.0

19,767		Draegerwerk AG & Co. KGaA	2,074,457	0.4

5,261	@	Duerr AG	204,961	0.0

3,487	@	Elmos Semiconductor AG	57,226	0.0

215,000		Freenet AG	2,734,074	0.6

9,120		Gerry Weber International AG	593,659	0.1

6,681		Gesco AG	568,105	0.1

16,000		Grenkeleasing AG	957,179	0.2

571		Hornbach Holding AG	87,111	0.0

5,838	@	Jenoptik AG	47,930	0.0

33,651		Jungheinrich AG	1,546,107	0.3

5,341	@	Koenig & Bauer AG	129,579	0.0

3,396		LPKF Laser & Electronics AG	72,831	0.0

18,934		Medion AG	273,430	0.1

21,000	@	MTU Aero Engines Holding AG	1,607,589	0.3

18,000		R Stahl AG	828,349	0.2

43,000		Rheinmetall AG	3,854,877	0.7

32,089		RIB Software AG	361,835	0.1

104,903	@	SAF-Holland SA	1,269,433	0.3

78,000	@	SFC Energy AG	554,543	0.1

4,368		Sixt AG	219,840	0.0

1,049		STO AG	175,571	0.0

12,000		Stratec Biomedical Systems AG	540,324	0.1

60,294		Suedzucker AG	1,858,794	0.4

57,261		Takkt AG	985,519	0.2

20,000	@	Tipp24 SE	960,231	0.2

70,000	@	Tom Tailor Holding AG	1,373,769	0.3

144,204	@	TUI AG	1,840,981	0.3

3,309		VTG AG	84,471	0.0

45,000		Wirecard AG	859,142	0.2

436		Wuestenrot & Wuerttembergische AG	12,012	0.0

15,000	@	XING AG	1,066,173	0.2

			42,080,320	8.6

		Greece: 0.1%

70,000		Eurobank Properties
		Real Estate Investment
		Co.	622,084	0.1

4,675		Folli Follie Group	88,286	0.0

			710,370	0.1

		Hong Kong: 2.9%

56,000		AMVIG Holdings Ltd.	40,509	0.0

280,000		Asia Standard International Group	63,973	0.0

–	@	Beijing Enterprises Water Group Ltd.	—	—

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Hong Kong: (continued)

466,000		Bossini International Hldg	$52,872	0.0

1,578,000		Champion Technology Holdings Ltd.	31,931	0.0

200,000		Chen Hsong Holdings	112,699	0.0

35,000		Chong Hing Bank Ltd.	89,492	0.0

665,280		Dah Sing Banking Group Ltd.	1,076,745	0.3

279,500		Dickson Concepts International Ltd.	220,963	0.0

2,994	@	Digitalhongkong.com	640	0.0

1,076,000	@	DMX Technologies Group Ltd.	312,833	0.1

820,000	@	Dragon Hill Wuling
		Automobile Holdings
		Ltd.	109,243	0.0

262,000		Eagle Nice International
		Holdings Ltd.	73,624	0.0

452,000		First Pacific Co.	425,805	0.1

1,438,000		Fountain SET Hldgs	359,613	0.2

158,000		Giordano Intl. Ltd.	114,142	0.0

5,605,840	@	Global Green Tech Group Ltd.	89,631	0.0

108,000		Glorious Sun Enterprises Ltd.	44,247	0.0

603,000		Goldlion Holdings Ltd.	260,662	0.1

5,000		Guoco Group Ltd.	62,960	0.0

1,408,000		GZI Transport Ltd.	778,843	0.2

230,000		Hang Ten Group Holdings Ltd.	61,421	0.0

238,000		Hannstar Board International Holdings Ltd.	26,116	0.0

253,600		HKR International Ltd.	148,142	0.0

24,000		Hongkong & Shanghai Hotels	42,336	0.0

740,000	@	Huafeng Group Holdings Ltd.	38,185	0.0

176,000		Hung Hing Printing Group Ltd.	71,355	0.0

2,953,000		Hutchison Telecommunications Hong Kong Holdings Ltd.	932,759	0.2

106,000	@	Jinhui Holdings Ltd.	26,080	0.0

25,211	@	Jinhui Shipping & Transportation Ltd.	80,242	0.0

536,000		King Fook Holdings	142,346	0.0

182,000		Kingmaker Footwear Holdings Ltd.	39,839	0.0

3,680,000		Lai Fung Holdings Ltd.	161,165	0.0

590,000		Lippo China Resources Ltd.	19,032	0.0

98,000		Lippo Ltd.	47,366	0.0

502,000		Midland Holdings Ltd.	388,787	0.1

29,490		NAM TAI Electronics, Inc.	181,069	0.0

1,060,000	@	Next Media Ltd.	131,028	0.0

332,000		Oriental Watch Holdings	182,174	0.0

278,000		Pacific Andes International Holdings Ltd.	45,551	0.0

1,313,000		Pacific Andes Holdings Ltd.	$354,834	0.1

1,306,000	@	Pacific Century Premium Developments Ltd.	249,407	0.1

176,000		Pacific Textile Holdings Ltd.	114,215	0.0

289,000		PCCW Ltd.	114,755	0.0

210,000		Pico Far East Holdings Ltd.	41,131	0.0

3,255,000		Polytec Asset Holdings Ltd.	490,914	0.1

827,500		Ports Design Ltd.	2,283,241	0.6

263,000		Prosperity REIT	63,385	0.0

184,693	@	RCG Holdings Ltd./Hong Kong	52,445	0.0

575,000		Road King Infrastructure	517,469	0.1

4,732,000	@	Shougang Concord International Enterprises Co. Ltd.	629,658	0.2

156,000		Sincere Watch Hong Kong Ltd.	31,737	0.0

9,756,000		Sinolink Worldwide Holdings	1,030,979	0.2

135,000		SinoMedia Holding Ltd.	52,309	0.0

89,000		SmarTone Telecommunications Holding Ltd.	137,899	0.0

38,000		Strong Petrochemical Holdings Ltd.	6,801	0.0

124,000		Sundart International Holdings Ltd.	34,266	0.0

265,500		SUNeVision Holdings Ltd.	31,858	0.0

74,000		Texhong Textile Group Ltd.	70,936	0.0

746,000		Tomson Group Ltd.	283,499	0.1

274,000		Tradelink Electronic Commerce Ltd.	44,465	0.0

13,200		Transport International Holdings Ltd.	41,624	0.0

228,000		Varitronix International Ltd.	155,868	0.0

938,000	@	VST Holdings Ltd.	267,883	0.1

			14,187,998	2.9

		India: 1.4%

9,163		Aditya Birla Nuvo Ltd.	180,011	0.0

218,750		Allahabad Bank	1,016,390	0.2

52,872	@	Balrampur Chini Mills Ltd.	89,144	0.0

10,804		Bank of Baroda	223,247	0.0

42,651		Bank Of Maharashtra	57,935	0.0

37,573		Binani Industries Ltd.	166,823	0.0

111,814		Canara Bank	1,599,922	0.4

641,660		Dena Bank	1,515,549	0.4

25,620		Geodesic Ltd.	48,030	0.0

28,318		Geometric Ltd.	40,814	0.0

13,026		Gujarat Narmada Valley Fertilizers Co. Ltd	31,802	0.0

35,410		Gujarat State Fertilisers & Chemicals Ltd.	299,093	0.2

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		India: (continued)

122,020		JBF Industries Ltd.	$497,122	0.1

12,439		JK Tyre & Industries Ltd.	26,942	0.0

77,235		KRBL Ltd.	54,714	0.0

89,540		Oriental Bank Of Commerce	701,078	0.1

8,961		Zuari Industries Ltd.	139,151	0.0

			6,687,767	1.4

		Indonesia: 0.6%

16,224,000		Ciputra Property TBK PT	788,820	0.2

872,000		First Resources Ltd.	985,178	0.2

1,698,500		Multipolar Corp. Tbk PT	50,656	0.0

320,500		United Tractors Tbk PT	871,777	0.2

			2,696,431	0.6

		Ireland: 0.8%

340,000		IFG Group PLC	710,064	0.1

45,000		Irish Continental Group PLC	1,150,858	0.2

125,309	@	James Hardie Industries
		SE	814,714	0.2

74,700	@	Smurfit Kappa PLC	1,016,962	0.3

			3,692,598	0.8

		Israel: 0.3%

99,130	@	El Al Israel Airlines	37,388	0.0

2,331	@	Formula Systems 1985
		Ltd.	46,939	0.0

3,271	@	Hot Telecommunication
		System Ltd.	59,057	0.0

6,659	@	Ness Technologies, Inc.	43,417	0.0

80,000	@	Oridion Systems Ltd.	1,165,318	0.3

4,922	@	RADVision Ltd.	44,790	0.0

7,723		Shamir Optical Industry Ltd.	106,577	0.0

			1,503,486	0.3

		Italy: 2.7%

66,040		Autostrada Torino- Milano S.p.A.	1,111,200	0.2

203,333		Azimut Holding S.p.A.	2,600,120	0.5

60,194		Benetton Group S.p.A.	488,799	0.1

57,235	@	Buongiorno S.p.A.	120,769	0.0

202,169		Cairo Communication S.p.A.	968,998	0.2

200,000	@	CIR-Compagnie Industriali Riunite S.p.A.	524,551	0.1

31,060		Danieli & Co. Officine Meccaniche SpA	989,467	0.2

130,000		Davide Campari-Milano S.p.A.	936,004	0.2

16,665		De’Longhi SpA	213,018	0.0

5,363		Engineering Ingegneria Informatica SpA	192,100	0.1

85,121		Indesit Co. SpA	1,122,017	0.3

1,475		Italmobiliare SpA	64,509	0.0

160,415	@	KME Group	85,843	0.0

240,000	@	Natuzzi SpA ADR	1,058,400	0.2

60,000		Prysmian SpA	1,416,313	0.4

1,729,468	@	Seat Pagine Gialle S.p.A.	$207,585	0.0

52,679		Societa Iniziative Autostradali e Servizi S.p.A.	678,532	0.1

210,000	@	Sorin S.p.A.	603,421	0.1

			13,381,646	2.7

		Japan: 16.9%

1,385		Accordia Golf Co., Ltd.	893,305	0.3

22,452		Adores, Inc.	15,402	0.0

3,300		Aeon Fantasy Co., Ltd.	37,922	0.0

4,300		Ahresty Corp.	31,785	0.0

45,100		Aica Kogyo Co., Ltd.	596,897	0.1

76,000		Aichi Machine Industry Co., Ltd.	271,337	0.1

16,400		Airport Facilities Co., Ltd.	63,567	0.0

213,700		Allied Telesis Holdings KK	288,512	0.1

10,200		Alpen Co., Ltd.	167,408	0.0

2,900		Arakawa Chemical Industries Ltd.	26,615	0.0

3,900		Arc Land Sakamoto Co., Ltd.	54,068	0.0

86,800		Arcs Co., Ltd.	1,344,473	0.4

18,800		Argo Graphics, Inc.	237,857	0.0

17,100		Arnest One Corp.	158,984	0.0

53,000		Asahi Diamond Industrial Co., Ltd.	1,102,470	0.2

21,000		Bando Chemical Industries Ltd.	88,501	0.0

17,850		Belluna Co. Ltd.	123,919	0.0

31,000	@	Best Denki Co., Ltd.	84,029	0.0

5,700		BML, Inc.	162,269	0.0

18,000		Calsonic Kansei Corp.	73,350	0.0

4,300		Cawachi Ltd.	82,233	0.0

956,000		Chori Co., Ltd.	1,251,134	0.4

6,500		Chubu Steel Plate Co., Ltd.	39,455	0.0

67,000		Chuetsu Pulp & Paper Co., Ltd.	117,365	0.0

24,200		Coca-Cola Central Japan Co., Ltd.	329,463	0.1

300		CROOZ, Inc.	287,124	0.1

134,000		Daido Steel Co., Ltd.	765,943	0.2

26,900		Daiichikosho Co., Ltd.	471,324	0.1

11,000		Daikoku Denki Co., Ltd.	128,087	0.0

235,000		Daiwa Industries Ltd.	1,181,429	0.2

31,591		DTS Corp.	299,623	0.1

7,600		Dydo Drinco, Inc.	296,624	0.1

13,000		Eighteenth Bank Ltd./The	35,288	0.0

12,000		Excel Co., Ltd.	137,497	0.0

14,100		Exedy Corp.	450,452	0.1

1,216		Faith, Inc.	201,606	0.0

81		Fields Corp.	126,656	0.0

3,100		F-Tech, Inc.	45,990	0.0

45,200		Fuji Machine Manufacturing Co., Ltd.	1,057,341	0.2

54,727		Fuji Soft, Inc.	836,302	0.3

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Japan: (continued)

104,500		Fujikura Kasei Co., Ltd.	$611,612	0.1

2,400		Fujimori Kogyo Co., Ltd.	33,139	0.0

92		Fujishoji Co., Ltd.	80,167	0.0

6,800		Fujitsu Frontech Ltd.	50,768	0.0

1,200		Fukuda Denshi Co., Ltd.	38,473	0.0

20,100		Furuno Electric Co., Ltd.	115,536	0.0

58,900		Futaba Industrial Co., Ltd.	337,666	0.1

107		Future Architect, Inc.	47,123	0.0

33		Gendai Agency, Inc.	25,031	0.0

42,700		Glory Ltd.	937,780	0.2

10,000		GMO internet, Inc.	43,729	0.0

17,100		Hakuto Co., Ltd.	178,246	0.0

4,100		Hibiya Engineering Ltd.	38,411	0.0

14,100		Hiday Hidaka Corp.	211,593	0.0

8,200		HI-LEX CORP	135,684	0.0

35,000		Hisaka Works Ltd.	395,602	0.1

4,000		Hitachi Medical Corp.	53,270	0.0

55,100		Hitachi Transport System Ltd.	765,665	0.2

9,200		H-One Co. Ltd.	74,077	0.0

194		Hoosiers Corp.	87,712	0.0

22,700		Hosiden Corp.	227,489	0.0

1,700		IBJ Leasing Co., Ltd.	41,956	0.0

12,500		Icom, Inc.	370,480	0.1

33,100		Iida Home Max	285,301	0.1

2,900		Imasen Electric Industrial	38,065	0.0

111,709		Inabata & Co., Ltd.	641,671	0.1

112,900		Ines Corp.	743,607	0.2

161		Infocom Corp.	193,631	0.0

5,400		Information Services International-Dentsu Ltd.	37,456	0.0

11,500		Itochu Enex Co., Ltd.	62,394	0.0

400		Itochu-Shokuhin Co., Ltd.	13,380	0.0

365,000		JFE Shoji Holdings, Inc.	1,609,991	0.3

43,000		Jidosha Buhin Kogyo Co., Ltd.	228,048	0.0

24,000		JMS Co., Ltd.	78,846	0.0

76,700		JSP Corp.	1,366,033	0.3

10,400	@	Justsystems Corp.	24,811	0.0

6,800		Kaga Electronics Co., Ltd.	77,558	0.0

1,566,000	@	Kanematsu Corp.	1,556,219	0.3

5,100		Kanematsu Electronics Ltd.	53,514	0.0

36,400		Kanto Auto Works Ltd.	236,616	0.0

12,000		Kasai Kogyo Co., Ltd.	60,541	0.0

15,000		Kasumi Co., Ltd.	79,569	0.0

25,000		Kato Sangyo Co., Ltd.	421,975	0.1

2,900		Kita-Nippon Bank Ltd./The	66,075	0.0

10,200		Kohnan Shoji Co., Ltd.	168,295	0.0

94,000		Koito Manufacturing Co., Ltd.	1,478,191	0.4

52,600		Kojima Co., Ltd.	315,355	0.1

3,000		K’s Holdings Corp.	93,504	0.0

58,000	@	Kumagai Gumi Co., Ltd.	63,811	0.0

107,000		Kurabo Industries Ltd.	192,905	0.0

99,600		Kuroda Electric Co., Ltd.	$1,109,869	0.2

28,100		Kyoden Co., Ltd.	46,147	0.0

36,000		Kyodo Printing Co., Ltd.	74,106	0.0

436,000		Kyodo Shiryo Co., Ltd.	481,362	0.1

43,000		Lintec Corp.	1,272,550	0.3

16,000		Maeda Road Construction Co., Ltd.	151,846	0.0

203,000		Marudai Food Co., Ltd.	644,541	0.1

166		MCJ Co. Ltd.	35,120	0.0

19,200		Mikuni Coca-Cola Bottling Co., Ltd.	173,130	0.0

110,527		Mimasu Semiconductor Industry Co., Ltd.	1,312,455	0.4

5,700		Mirait Holdings Corp.	43,091	0.0

16,000		Mitsubishi Steel Manufacturing Co., Ltd.	53,991	0.0

8,000		Mitsui Home Co., Ltd.	40,260	0.0

27,400		Miura Co., Ltd.	778,496	0.2

99,300		Modec, Inc.	1,837,368	0.4

34,400		Moshi Moshi Hotline, Inc.	631,103	0.1

64		MTI Ltd.	120,982	0.0

70,900		Musashi Seimitsu Industry Co., Ltd.	1,711,317	0.4

17,000		Mutoh Holdings Co., Ltd.	40,834	0.0

14,000		Nabtesco Corp.	358,408	0.1

2,000		Nafco Co., Ltd.	34,557	0.0

67,483		Namura Shipbuilding Co., Ltd.	342,512	0.1

5,557		NEC Fielding Ltd.	62,172	0.0

73,500		NEC Networks & System Integration Corp.	960,388	0.2

8,800		Nichii Gakkan Co.	69,241	0.0

49,000		Nichi-iko Pharmaceutical Co., Ltd.	1,266,565	0.4

9,000		Nichireki Co., Ltd.	44,364	0.0

44,700		Nidec Copal Corp.	521,257	0.1

45,900		Nifco, Inc.	1,160,549	0.3

113,000		Nihon Parkerizing Co., Ltd.	1,571,862	0.3

12,000		Nihon Yamamura Glass Co., Ltd.	33,240	0.0

161,000		Nippo Corp.	1,296,009	0.3

57,786		Nippon Road Co., Ltd./The	169,439	0.0

94,000		Nippon Steel Trading Co., Ltd.	269,698	0.1

241,000		Nippon Thompson Co., Ltd.	1,793,806	0.4

49,400	@	NIS Group Co., Ltd.	4,263	0.0

447,000		Nishimatsu Construction Co., Ltd.	681,605	0.1

15,000		Nishimatsuya Chain Co., Ltd.	126,924	0.0

9,100		Nissen Holdings Co., Ltd.	59,268	0.0

7,600		Nisshin Fudosan Co/Japan	40,691	0.0

96,800		Nitta Corp.	1,735,054	0.4

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Japan: (continued)

199,000		Nittetsu Mining Co., Ltd.	$947,685	0.2

4,967		Nojima Corp.	36,136	0.0

6,500		Noritsu Koki Co., Ltd.	37,445	0.0

3,700		Noritz Corp.	64,500	0.0

57,000		Obayashi Road Corp.	134,039	0.0

7,400		Ohsho Food Service Corp.	173,710	0.0

44,700		Okabe Co., Ltd.	248,199	0.1

4,000		Onoken Co., Ltd.	36,986	0.0

28,300		OSAKA Titanium Technologies Co.	2,198,085	0.4

19,000		Pacific Industrial Co., Ltd.	90,516	0.0

136,500		Penta-Ocean Construction Co., Ltd.	301,301	0.1

314		Pilot Corp.	580,258	0.1

116,000		Prima Meat Packers Ltd.	155,280	0.0

13,800	@	PS Mitsubishi Construction Co., Ltd.	58,911	0.0

1,200		Raito Kogyo Co., Ltd.	4,342	0.0

10,200		Right On Co., Ltd.	48,609	0.0

2,800		Roland Corp.	32,241	0.0

10,000		Ryobi Ltd.	38,747	0.0

17,000		Ryoden Trading Co. Ltd.	104,646	0.0

4,300		Saison Information Systems Co. Ltd.	64,546	0.0

16,000		Sakata INX Corp.	73,037	0.0

15,000		San-Ai Oil Co., Ltd.	80,997	0.0

28,000		Sanden Corp.	132,575	0.0

74,000		Sanki Engineering Co., Ltd.	441,620	0.1

14,500		Sanoh Industrial Co. Ltd.	112,774	0.0

5,500		Sanoyas Hishino Meisho Corp.	20,773	0.0

65,154		Sanshin Electronics Co., Ltd.	544,559	0.1

48		Sanyo Housing Nagoya Co., Ltd.	43,917	0.0

6,400		Seiren Co., Ltd.	43,017	0.0

17,000		Sekisui Jushi Corp.	176,768	0.0

20,000		Shindengen Electric Manufacturing Co., Ltd.	86,829	0.0

69,700		Shinko Plantech Co., Ltd.	780,944	0.2

310,000		Shinmaywa Industries Ltd.	1,322,951	0.3

243,000		Shinsho Corp.	637,412	0.1

13,900		Ship Healthcare Holdings, Inc.	180,529	0.0

15,000		Sinanen Co., Ltd.	62,927	0.0

69,900		Sojitz Corp.	134,888	0.0

46		SRI Sports Ltd.	50,110	0.0

5,000		Studio Alice Co., Ltd.	52,988	0.0

64,200		Sumida Corp.	613,616	0.1

230,000		Sumikin Bussan Corp.	532,701	0.1

53,500		Sumitomo Densetsu Co., Ltd.	227,213	0.0

44,200		Tachi-S Co., Ltd.	743,231	0.2

126,000		Taihei Kogyo Co., Ltd.	$572,508	0.1

25,882		Taiho Kogyo Co., Ltd.	209,256	0.0

8,100		Takara Leben Co., Ltd.	56,126	0.0

171,000		Takasago International Corp.	889,545	0.2

13,000		Takiron Co., Ltd.	50,857	0.0

79,000		TBK Co., Ltd.	389,086	0.1

1,700	@	Tera Probe, Inc.	44,242	0.0

17,618		TKC	375,882	0.1

327,000		Toa Corp.	588,605	0.1

138,000		TOA ROAD CORP	295,211	0.1

487,000		Tokai Tokyo Financial Holdings	1,459,625	0.3

151,000		Tokyo Tekko Co., Ltd.	449,867	0.1

208,000	@	Tonichi Carlife Group, Inc.	288,620	0.1

181,782		Topy Industries Ltd.	480,137	0.1

8,000		Totetsu Kogyo Co., Ltd.	69,366	0.0

223,800		Toyo Kohan Co., Ltd.	1,183,865	0.2

185,179		Toyo Securities Co., Ltd.	278,953	0.1

7,700		Toyo Tanso Co., Ltd.	427,700	0.1

67,000		Toyo Tire & Rubber Co., Ltd.	163,831	0.0

9,600		Transcosmos, Inc.	89,983	0.0

74,000		Trusco Nakayama Corp.	1,252,708	0.3

2,700		TS Tech Co., Ltd.	47,510	0.0

32,400		Tsumura & Co.	1,007,762	0.2

21,700		Tsuruha Holdings, Inc.	1,026,492	0.2

32,600		Tsutsumi Jewelry Co., Ltd.	813,411	0.3

91,000		Uchida Yoko Co., Ltd.	293,463	0.1

50,534		Unipres Corp.	1,082,785	0.3

8,900		U-Shin Ltd.	62,385	0.0

7,500		Vital KSK Holdings, Inc.	63,071	0.0

10,900		VT Holdings Co. Ltd.	34,677	0.0

18,200		Warabeya Nichiyo Co., Ltd.	216,259	0.0

8,800		Waseda Academy Co., Ltd.	81,314	0.0

10,304		Watabe Wedding Corp.	94,461	0.0

31		Wowow, Inc.	62,962	0.0

12,700	@	Yamaichi Electronics Co., Ltd.	36,667	0.0

141,800		Yamazen Corp.	810,296	0.2

53,000		Yonekyu Corp.	407,532	0.1

18,200		Yorozu Corp.	368,860	0.1

1,049,000		Yuasa Trading Co., Ltd.	1,507,778	0.3

7,000		Yurtec Corp.	40,705	0.0

52,400		Yushin Precision Equipment Co., Ltd.	970,798	0.2

			83,310,336	16.9

		Luxembourg: 0.6%

30,000		APERAM	1,263,053	0.3

219,500	@	L’Occitane International SA	526,235	0.1

500,000		Regus PLC	937,649	0.2

			2,726,937	0.6

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Malaysia: 0.4%

101,900		DRB-Hicom Bhd	$76,128	0.0

26,900		Hong Leong Financial Group Bhd	93,266	0.0

64,600		Kian JOO CAN Factory BHD	50,793	0.0

853,572		Kulim Malaysia BHD	922,718	0.3

239,900		Kumpulan Fima BHD	125,610	0.0

1,028,900		Lion Industries Corp. Bhd	588,174	0.1

			1,856,689	0.4

		Mexico: 0.0%

600	@	Grupo Herdez S.A.B. de C.V.	1,305	0.0

8,400	@	Grupo Simec SAB de CV	23,970	0.0

11,300	@	Industrias CH, SA	44,782	0.0

			70,057	0.0

		Netherlands: 3.2%

–	@	AerCap Holdings NV	—	—

1,465	@	ASM International NV	63,548	0.0

12,331		BE Semiconductor Industries NV	132,415	0.0

120,000		Delta Lloyd NV	3,157,263	0.6

21,000		Fugro NV	1,924,895	0.4

74,848		Imtech NV	2,842,503	0.6

2,560		KAS Bank NV	45,274	0.0

365,914	@	LBi International NV	980,973	0.3

17,842		Mediq NV	384,561	0.1

22,613		Nutreco Holding NV	1,759,852	0.4

28,988	@	Ordina NV	171,282	0.0

28,000		Sligro Food Group NV	1,040,245	0.2

42,000		Ten Cate NV	1,943,937	0.4

2,138		TKH Group NV	66,817	0.0

125,000	@	TomTom NV	1,130,600	0.2

1,565		Unit 4 Agresso NV	58,718	0.0

			15,702,883	3.2

		New Zealand: 0.7%

365,317		Fletcher Building Ltd.	2,723,375	0.6

84,353		Fletcher Building Ltd.	623,960	0.1

			3,347,335	0.7

		Norway: 1.2%

4,045		Aktiv Kapital ASA	27,524	0.0

8,971		Austevoll Seafood ASA	68,926	0.0

10,015		Cermaq ASA	206,296	0.0

286,000	@	Morpol ASA	1,112,035	0.3

213,950	@	Norske Skogindustrier ASA	607,863	0.1

500,000	@	Pronova BioPharma AS	817,037	0.2

92,072	@	Songa Offshore SE	562,559	0.1

5,800		Sparebanken Ost	39,666	0.0

88,000	@	Statoil Fuel & Retail ASA	987,077	0.2

111,785		Storebrand ASA	1,161,005	0.3

109,000	@	STX OSV Holdings Ltd.	100,090	0.0

			5,690,078	1.2

		Pakistan: 0.1%

1,100,563	@	Bank Alfalah Ltd.	130,991	0.1

12,358		Nishat Mills Ltd.	$9,187	0.0

601,500		Pakistan Telecommunication Co., Ltd.	119,413	0.0

			259,591	0.1

		Poland: 0.0%

30,476	@	Netia SA	60,651	0.0

2,984	@	Zaklady Azotowe w Tarnowie-Moscicach SA	42,714	0.0

			103,365	0.0

		Portugal: 0.0%

14,548		Semapa-Sociedade de
		Investimento e Gestao	183,018	0.0

		Singapore: 3.1%

158,000		Allgreen Properties Ltd.	152,517	0.0

203,000		Baker Technology Ltd	69,038	0.0

2,261,000	@	Biosensors International Group Ltd.	2,495,700	0.5

114,000		Broadway Industrial Group Ltd.	97,898	0.0

59,959	@	China Yuchai International Ltd.	1,985,841	0.5

263,000		CSE Global Ltd.	249,387	0.1

118,000		Falcon Energy Group Ltd.	34,798	0.0

1,165,000		GuocoLeisure Ltd.	701,358	0.1

205,000		Hiap Seng Engineering Ltd.	88,164	0.0

217,000		Ho Bee Investment Ltd.	263,004	0.1

274,000		Hong Leong Asia Ltd.	603,194	0.1

16,000		Hong Leong Finance Ltd.	37,793	0.0

4,000		Hwa Hong Corp. Ltd.	2,144	0.0

295,000		InnoTek Ltd.	146,066	0.0

26,000		Jardine Cycle & Carriage Ltd.	784,686	0.3

383,000		K1 Ventures Ltd.	46,962	0.0

1,223,000		LC Development Ltd.	169,854	0.0

166,000		Lian Beng Group Ltd.	48,239	0.0

238,000		Low Keng Huat Singapore Ltd	91,536	0.0

871,000		Mapletree Industrial Trust	769,748	0.2

216,000		Meiban Group Ltd.	52,939	0.0

28,050		Miclyn Express Offshore Ltd.	50,733	0.0

164,000		OSIM International Ltd.	228,298	0.0

311,000		PEC Ltd.	287,717	0.1

15,000		QAF Ltd.	8,022	0.0

548,000		SIA Engineering Co. Ltd.	1,867,813	0.4

1,068,000		SMB United Ltd.	218,121	0.0

480,000		Sunningdale Tech Ltd.	64,819	0.0

375,000		Super Group Ltd/Singapore	423,550	0.1

398,000		Technics Oil & Gas Ltd.	319,425	0.1

911,000	@	Tiger Airways Holdings Ltd.	1,117,585	0.2

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Singapore: (continued)

437,000		Tiong Woon Corp. Holding Ltd.	$132,461	0.0

473,000		UMS Holdings Ltd.	224,430	0.0

47,000		UOL Group Ltd.	186,083	0.0

1,094,000		Yanlord Land Group Ltd.	1,297,713	0.3

			15,317,636	3.1

		South Africa: 0.0%

14,028		Telkom SA Ltd.	81,732	0.0

		South Korea: 3.5%

358		Amorepacific Corp.	70,536	0.0

1,000		Asia Cement Co. Ltd.	43,617	0.0

87,980	@	BS Financial Group, Inc.	1,280,724	0.3

278		CJ CheilJedang Corp.	64,531	0.0

1,062		Dae Han Flour Mills Co. Ltd.	160,712	0.1

22,050		Daeduck GDS Co., Ltd.	187,049	0.0

3,740	@	Daegu Department Store	39,983	0.0

16,260		Dongbu Corp.	101,749	0.0

603		Dongil Industries Co. Ltd.	44,310	0.0

970		Dongwon F&B Co. Ltd.	40,565	0.0

2,150		Global & Yuasa Battery Co. Ltd.	91,562	0.0

13,327		Glovis Co. Ltd.	1,904,587	0.5

1,266		GS Home Shopping, Inc.	182,087	0.0

31,760		Hanil E-Wha Co., Ltd.	390,902	0.2

63,360		Hankook Tire Co. Ltd	2,544,819	0.6

2,090		Hankuk Paper Manufacturing Co. Ltd.	42,957	0.0

7,370		Hansae Co. Ltd.	45,804	0.0

4,600		HS R&A Co. Ltd.	101,245	0.0

26,380		Hyundai Development Co.	722,537	0.1

17,400		Hyundai DSF Co., Ltd.	191,844	0.0

1,390		KISCO Corp.	42,940	0.0

1,180		KISWIRE Ltd.	44,360	0.0

7,250		Kolon Corp.	194,546	0.0

19,510		Kwang Dong Pharmaceutical Co. Ltd.	57,136	0.0

456		Lotte Samkang Co. Ltd.	138,323	0.0

5,710	X	Moorim P&P Co. Ltd.	84,493	0.0

5,480	X	Moorim Paper Co. Ltd.	41,435	0.0

7,400		Muhak Co. Ltd.	76,643	0.0

151		Namyang Dairy Products Co., Ltd.	113,710	0.0

6,912	@	Neowiz Corp.	98,311	0.0

27,811		People & Telecommunication, Inc.	168,504	0.0

1,541		Samchully Co. Ltd.	146,825	0.0

14,425		Samsung SDI Co., Ltd.	2,584,833	0.6

844		Samyang Genex Co. Ltd.	49,604	0.0

35,016		SeAH Steel Corp.	2,990,701	0.7

14,320		Sebang Co., Ltd.	220,821	0.0

388		Sewon Precision Industry Co. Ltd.	46,094	0.0

10,230		Tae Kyung Industrial Co. Ltd	$42,865	0.0

123		Taekwang Industrial Co. Ltd	174,116	0.0

21,971	@	Taewoong Co. Ltd.	972,938	0.2

9,217		Ubiquoss, Inc.	45,187	0.0

3,721		Unid Co. Ltd.	252,502	0.2

6,730		Whanin Pharmaceutical Co. Ltd	43,669	0.0

2,020		Youngone Corp.	69,146	0.0

			16,951,822	3.5

		Spain: 0.4%

5,942		Caja de Ahorros del Mediterraneo	42,597	0.0

48,239	@	Codere SA	781,655	0.2

1,531		Construcciones y Auxiliar de Ferrocarriles SA	932,883	0.1

9,832		Pescanova SA	408,987	0.1

			2,166,122	0.4

		Sweden: 1.9%

2,604		AarhusKarlshamn AB	85,332	0.0

8,963		Betsson AB	201,915	0.0

2,538	@	Bilia AB	65,253	0.0

25,099		Billerud AB	305,419	0.1

8,453	@	Boliden AB	190,660	0.0

220,000		Byggmax Group AB	2,111,726	0.5

18,199		Duni AB	202,040	0.1

4,074	@	Entraction Holding AB	32,700	0.0

318,560	@	Global Health Partner AB	619,464	0.1

14,044		Industrial & Financial Systems	288,204	0.1

20,873		Industrivarden AB	416,580	0.1

20,321		Intrum Justitia AB	307,964	0.1

95,030		Kungsleden AB	1,002,617	0.2

11,367	@	Loomis AB	180,594	0.0

79,295		NCC AB	2,120,475	0.4

15,160		New Wave Group AB	124,944	0.0

4,875		Nolato AB	58,694	0.0

54,424		Rottneros AB	42,693	0.0

32,825		Saab AB	741,506	0.2

			9,098,780	1.9

		Switzerland: 4.4%

25,000		Advanced Digital Broadcast Holdings SA	721,098	0.1

545	@	AFG Arbonia-Forster Holding	22,524	0.0

449		Bossard Holding AG	78,225	0.0

3,140	@	Charles Voegele Holding AG	251,382	0.1

127,345	@	Clariant AG	2,643,673	0.6

712		Coltene Holding AG	43,721	0.0

968		Emmi AG	240,601	0.0

4,054	@	Forbo Holding AG	3,317,400	0.7

55,000	@	Gategroup Holding AG	2,947,705	0.5

2,840	@	Helvetia Holding AG	1,333,418	0.3

10,680	@	Highlight Communications AG	76,547	0.0

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Switzerland: (continued)

21,262	@	Implenia AG	$770,594	0.2

242		Inficon Holding AG	57,072	0.0

4,000		Kuoni Reisen Holding	1,840,462	0.4

53,813	@	Micronas Semiconductor Holding AG	514,315	0.1

20,870	@	Newave Energy Holding SA	1,304,073	0.3

22,500		Orior AG	1,368,411	0.3

23,400		Uster Technologies AG	946,821	0.2

8,218		Valora Holding AG	2,807,421	0.6

95		Vetropack Holding AG	207,902	0.0

25		Zehnder Group AG	78,902	0.0

			21,572,267	4.4

		Taiwan: 1.4%

17,000		Audix Corp.	21,719	0.0

2,918,000		Bank of Kaohsiung	1,427,358	0.3

16,000		China Steel Structure Co., Ltd.	16,876	0.0

106,000		Chin-Poon Industrial Co.	88,021	0.0

115,000		Chun Yuan Steel	62,952	0.0

38,000		Creative Sensor, Inc.	31,734	0.0

124,000		Darfon Electronics Corp.	158,372	0.0

150,000		Delpha Construction Co. Ltd.	81,290	0.0

773,000		Gigabyte Technology Co., Ltd.	804,281	0.3

200,000		Gintech Energy Corp.	569,932	0.1

85,000		Global Brands Manufacture Ltd.	53,321	0.0

103,000	@	Hold-Key Electric Wire & Cable Co. Ltd.	69,549	0.0

788,865		Inventec Co., Ltd.	424,761	0.1

76,000	@	Jean Co., Ltd.	33,417	0.0

385,000		King Yuan Electronics Co., Ltd.	216,661	0.0

288,480		Lingsen Precision Industries Ltd.	241,874	0.0

33,000		Long Bon International Co., Ltd.	12,973	0.0

205,750		Mercuries & Associates Ltd.	167,845	0.0

426,000	@	New Asia Construction & Development Corp.	181,687	0.1

39,000		Phihong Technology Co. Ltd.	75,486	0.0

33,000	@	Princo Corp.	4,781	0.0

41,000		Shinkong Insurance Co. Ltd.	34,406	0.0

616,000		Sigurd Microelectronics Corp.	582,076	0.1

2,070		Sinon Corp.	1,005	0.0

85,000		Sunonwealth Electric Machine Industry Co. Ltd.	74,627	0.0

225,000		ThaiLin Semiconductor Corp.	116,166	0.0

61,787		TYC Brother Industrial Co., Ltd.	37,074	0.0

88,000	@	Vanguard International Semiconductor Corp.	$45,272	0.0

621,000		Walsin Technology Corp.	381,130	0.1

98,976		Walton Advanced Engineering, Inc.	49,508	0.0

94,000		Wellypower Optronics Corp.	108,764	0.0

2,367,000	@	Winbond Electronics Corp.	748,788	0.3

201,000		Yageo Corp.	109,137	0.0

			7,032,843	1.4

		Thailand: 0.6%

202,100		Bangchak Petroleum PCL	145,668	0.0

69,600		Kiatnakin Bank PCL	76,993	0.0

3,264,200		Krung Thai Bank PCL	2,147,455	0.5

7,624,400		Quality Houses PCL	598,851	0.1

			2,968,967	0.6

		Turkey: 0.1%

22,071	@	Anadolu Cam Sanayii AS	53,541	0.0

12,652		Pinar Entegre Et ve Un Sanayi AS	68,494	0.0

219,401	@	Vestel Elektronik Sanayi	391,895	0.1

			513,930	0.1

		United Arab Emirates: 0.6%

200,000	@	Exillon Energy PLC	1,563,773	0.4

190,000		Lamprell PLC	1,179,718	0.2

			2,743,491	0.6

		United Kingdom: 15.3%

50,000		A.G.BARR Plc	1,152,784	0.2

37,748		Aggreko PLC	1,129,323	0.2

150,000		Albemarle & Bond Holdings	742,679	0.2

203,156		Anglo Pacific Group PLC	1,075,707	0.2

26,483		Anite PLC	28,421	0.0

83,699		Atkins WS PLC	1,091,140	0.2

475,000	@	Aurelian Oil & Gas PLC	559,356	0.1

131,016		Beazley PLC	287,426	0.1

60,000	@	Berkeley Group Holdings PLC	1,064,497	0.2

150,000		Bodycote PLC	977,266	0.2

120,000		Bovis Homes Group PLC	884,548	0.2

28,000		Burberry Group PLC	607,570	0.1

92,173		Cape PLC	868,337	0.2

62,010	@	Capital & Regional PLC	40,060	0.0

179,472		Carillion PLC	1,177,922	0.2

14,780		City of London Investment Group PLC	104,923	0.0

2,979		Clarkson PLC	62,747	0.0

61,287		Computacenter PLC	472,234	0.1

10,354		Costain Group PLC	39,117	0.0

47,513		Cranswick PLC	599,161	0.1

125,000	@	CSR Plc	782,186	0.2

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		United Kingdom: (continued)

65,000		Daily Mail & General Trust	$542,276	0.1

217,605		Dairy Crest Group PLC	1,460,870	0.3

169,079		Davis Service Group PLC	1,467,170	0.3

86,000		DCC Group PLC	2,902,179	0.6

120,000		Dechra Pharmaceuticals PLC	962,117	0.2

40,000		Derwent London PLC	1,200,033	0.2

362,041		Devro PLC	1,730,744	0.4

2,180	@	Dicom Group Plc	17,173	0.0

90,000		Dignity PLC	1,152,285	0.2

270,018		Diploma PLC	1,659,763	0.2

334,992		Drax Group PLC	2,467,278	0.5

310,181		DS Smith PLC	1,124,301	0.2

500,000		Elementis Plc	1,379,254	0.4

143,467		Fiberweb PLC	179,729	0.0

20,000		Fidessa Group PLC	589,285	0.1

30,000		Forth Ports PLC	813,193	0.2

800,000		Future Plc	258,903	0.1

225,000		Grafton Group PLC	1,155,733	0.2

291,162		Grainger Plc	560,849	0.1

95,270		Greggs Plc	820,173	0.2

150,000		Halma PLC	936,808	0.2

155,553		Hamworthy PLC	1,476,592	0.3

157,605	X	Healthcare Locums PLC	148,080	0.0

8,548		Hill & Smith Holdings PLC	48,046	0.0

657,302		Home Retail Group PLC	2,426,150	0.6

159,041		Interserve PLC	746,484	0.2

111,619		Investec PLC	904,881	0.2

115,000		John Wood Group PLC	1,334,371	0.3

155,877	@	Johnston Press PLC	20,829	0.0

70,000		Keller Group PLC	769,944	0.2

62,731		Kesa Electricals PLC	135,408	0.0

70,000		Kier Group PLC	1,559,278	0.3

235,000	@	Liontrust Asset Management Plc	325,800	0.1

478,831		Logica PLC	1,081,482	0.2

2,230		May Gurney Integrated Services PLC	9,498	0.0

298,015		Mcbride PLC	666,725	0.1

140,811		Mears Group PLC	567,640	0.1

111,581		Millennium & Copthorne Hotels PLC	986,818	0.2

73,850		Misys PLC	389,522	0.1

105,303		Mondi PLC	1,046,596	0.2

17,054		Morgan Sindall PLC	197,801	0.0

40,667		Next PLC	1,523,673	0.3

128,684	@	Northgate Plc	735,116	0.2

3,700		Oxford Instruments Plc	46,074	0.0

5,906		Persimmon PLC	47,776	0.0

200,000		Premier Farnell PLC	953,765	0.2

60,000	@	Premier Oil PLC	2,016,608	0.4

420,000		PV Crystalox Solar PLC	378,833	0.1

150,000		PZ Cussons PLC	821,307	0.2

321,630		Rank Group PLC	810,764	0.2

160,000		Ricardo Plc	978,152	0.2

110,000		RM PLC	271,013	0.1

80,736		Robert Wiseman Dairies PLC	424,799	0.1

25,270		RPC Group PLC	$141,429	0.0

35,303		Savills PLC	236,757	0.0

70,000	@	SDL PLC	756,886	0.2

750,476		Senior Plc	1,917,498	0.4

436,231		Shanks Group PLC	877,300	0.2

450,000	@	SIG Plc	1,056,541	0.2

39,196		Smiths News PLC	66,125	0.0

143,043	@	Southern Cross Healthcare Ltd.	25,984	0.0

45,534		Stagecoach Group PLC	187,974	0.0

37,114		Synergy Health PLC	524,755	0.1

133,942		Tate & Lyle PLC	1,331,155	0.3

54,385		Travis Perkins PLC	979,554	0.2

52,313	@	Trinity Mirror PLC	42,380	0.0

262,394		TT electronics PLC	782,343	0.2

30,000		Ultra Electronics
		Holdings PLC	865,905	0.2

9,000	@	Valiant Petroleum PLC	80,470	0.0

45,000		Victrex Plc	1,105,985	0.2

70,000		Vitec Group PLC	719,082	0.1

189,275		WH Smith PLC	1,490,871	0.3

250,000		William Hill PLC	934,606	0.2

			75,100,945	15.3

		United States: 0.9%

420,057	@	Golden Star Resources Ltd.	1,365,185	0.3

5,900		International Forest Products Corporation- Class A Shares	36,666	0.0

4,198	@	Nova Measuring Instruments Ltd.	41,392	0.0

38,867	@	Orbotech Ltd.	498,275	0.1

55,373		Willis Group Holdings PLC	2,288,013	0.5

			4,229,531	0.9

	Total Common Stock (Cost $374,052,372)		481,299,287	98.2

RIGHTS: 0.0%

		United Kingdom: 0.0%

5,960,300		Mcbride PLC	9,956	0.0

	Total Rights (Cost $–)		9,956	0.0

	Total Long-Term Investments (Cost $374,052,372)		481,309,243	98.2

SHORT-TERM INVESTMENTS: 0.7%

		Securities Lending: 0.4%

1,635,650		BNY Mellon Overnight Government Fund(1)	1,635,650	0.3

79,696	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	63,757	0.1

	Total Securities Lending (Cost $1,715,346)		1,699,407	0.4

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)

	Mutual Funds: 0.3%

1,568,044	BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $1,568,044)	$1,568,044	0.3

	Total Short-Term Investments (Cost $3,283,390)	3,267,451	0.7

	Total Investments in Securities (Cost $377,335,762)*	$484,576,694	98.9
	Assets in Excess of Other Liabilities	5,383,301	1.1

	Net Assets	$489,959,995	100.0

@	Non-income producing security
ADR	American Depositary Receipt
R	Restricted Security
L	Loaned security, a portion or all of the security is on loan at April 30, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $379,909,433.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$128,610,031
Gross Unrealized Depreciation	(23,942,770)

Net Unrealized appreciation	$104,667,261

Industry	Percentage of Net Assets

Consumer Discretionary	19.8%
Consumer Staples	7.6
Energy	5.4
Financials	10.5
Health Care	4.3
Industrials	24.1
Information Technology	10.6
Materials	13.8
Telecommunications	0.9
Utilities	1.2
Short-Term Investments	0.7
Other Assets and Liabilities - Net	1.1

Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	as of April 30, 2011 (Unaudited) (Continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Asset Table
Investments, at value
Common Stock
Australia	$1,045,484	$28,009,844	$—	$29,055,328
Austria	5,929,257	1,336,941	—	7,266,198
Belgium	3,314,666	6,180,264	—	9,494,930
Bermuda	1,854,889	758,107	—	2,612,996
Brazil	2,383,671	—	—	2,383,671
British Virgin Islands	95,281	—	—	95,281
Canada	24,456,161	—	—	24,456,161
China	2,544,423	6,767,179	309,249	9,620,851
Colombia	171,033	—	—	171,033
Denmark	2,845,516	6,258,409	—	9,103,925
Finland	375,538	591,408	—	966,946
France	5,736,323	24,366,673	—	30,102,996
Germany	20,102,787	21,977,533	—	42,080,320
Greece	710,370	—	—	710,370
Hong Kong	443,559	13,744,439	—	14,187,998
India	—	6,687,767	—	6,687,767
Indonesia	—	2,696,431	—	2,696,431
Ireland	710,064	2,982,534	—	3,692,598
Israel	1,360,102	143,384	—	1,503,486
Italy	2,843,837	10,537,809	—	13,381,646
Japan	48,505	83,261,831	—	83,310,336
Luxembourg	1,263,053	1,463,884	—	2,726,937
Malaysia	—	1,856,689	—	1,856,689
Mexico	70,057	—	—	70,057
Netherlands	1,113,388	14,589,495	—	15,702,883
New Zealand	—	3,347,335	—	3,347,335
Norway	2,126,636	3,563,442	—	5,690,078
Pakistan	250,404	9,187	—	259,591
Poland	42,714	60,651	—	103,365
Portugal	—	183,018	—	183,018
Singapore	2,208,634	13,109,002	—	15,317,636
South Africa	81,732	—	—	81,732
South Korea	1,568,550	15,257,344	125,928	16,951,822
Spain	824,252	1,341,870	—	2,166,122
Sweden	3,459,019	5,639,761	—	9,098,780
Switzerland	9,324,028	12,248,239	—	21,572,267
Taiwan	—	7,032,843	—	7,032,843
Thailand	—	2,968,967	—	2,968,967
Turkey	—	513,930	—	513,930
United Arab Emirates	1,563,773	1,179,718	—	2,743,491
United Kingdom	20,745,145	54,207,720	148,080	75,100,945
United States	4,229,531	—	—	4,229,531

Total Common Stock	125,842,382	354,873,648	583,257	481,299,287

Rights	—	9,956	—	9,956
Short-Term Investments	3,203,694	—	63,757	3,267,451

Total Investments, at value	$129,046,076	$354,883,604	$647,014	$484,576,694

Other Financial Instruments+
Forward Foreign Currency Contracts	—	19,591	—	19,591

Total Assets	$129,046,076	$354,903,195	$647,014	$484,596,285

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	as of April 30, 2011 (Unaudited) (Continued)

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At April 30, 2011, the following forward foreign currency contracts were outstanding for the ING International SmallCap Multi-Manager Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

The Bank of New
York Mellon Corp.	EU Euro	518,276	Buy	05/06/11	$748,059	$767,514	$19,455
State Street Bank &
Trust Co.	Japanese Yen	3,923,293	Buy	05/09/11	48,233	48,369	136

							$19,591

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND	as of April 30, 2011 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.2%

		Australia: 3.2%

227,680		Alumina Ltd.	$570,226	1.0

25,751		Newcrest Mining Ltd.	1,172,820	2.2

			1,743,046	3.2
		Belgium: 1.9%

26,936		Belgacom SA	1,059,129	1.9

		Bermuda: 1.4%

22,255		Axis Capital Holdings Ltd.	786,937	1.4

		Brazil: 2.5%

43,933		Centrais Eletricas Brasileiras SA ADR	823,304	1.5

66,876		Embraer SA	529,244	1.0

			1,352,548	2.5
		Canada: 10.6%

34,132		Barrick Gold Corp.	1,741,073	3.1

17,671		Cameco Corp.	520,941	1.0

88,347		Kinross Gold Corp.	1,399,416	2.6

40,514		Nexen, Inc.	1,070,785	2.0

23,661		Suncor Energy, Inc.	1,089,353	1.9

			5,821,568	10.6
		Finland: 2.1%

124,237		Nokia OYJ ADR	1,146,708	2.1

		France: 11.5%

938	@	Areva SA	42,624	0.1
13,056		Areva SA	601,796	1.1

27,455		Carrefour SA	1,300,877	2.4

20,249		EDF SA	851,750	1.6

22,541		Sanofi-Aventis SA	1,783,380	3.3

8,362		Societe Generale	558,814	1.0

26,591		Thales SA	1,174,542	2.0

			6,313,783	11.5
		Germany: 2.6%

3,777		Allianz SE	593,410	1.1

5,698		Siemens AG	828,825	1.5

			1,422,235	2.6
		Indonesia: 1.2%

18,023		Telekomunikasi
		Indonesia Tbk PT ADR	651,351	1.2

		Italy: 2.3%

970,481		Telecom Italia S.p.A.	1,251,453	2.3

		Japan: 32.2%

165,390		Chuo Mitsui Trust Holdings, Inc.	569,395	1.0

83,500		Coca-Cola West Co.,Ltd.	1,729,303	3.3

107,000		Dai Nippon Printing Co.,Ltd.	1,283,570	2.3

21,200		Daiichi Sankyo Co., Ltd.	416,568	0.7

32,400		Fuji Film Holdings Corp.	1,007,248	1.9

34,000		Japan Steel Works Ltd./The	274,601	0.5

20,000		Kao Corp.	$500,651	0.9

22,700		Mabuchi Motor Co., Ltd.	1,126,224	2.1

58,000		MS&AD Insurance Group Holdings	1,358,236	2.5

3,000		Nintendo Co., Ltd.	709,842	1.3

67,190		Nippon Telegraph &Telephone Corp. ADR	1,555,449	2.8

41,200		Panasonic Corp.	506,609	0.9

12,200		Rohm Co., Ltd.	734,758	1.3

15,600		Sankyo Co., Ltd.	811,286	1.5

87,000		Sekisui House Ltd.	843,355	1.6

40,200		Seven & I Holdings Co.,Ltd.	1,011,677	1.8

53,600		Shiseido Co., Ltd.	891,552	1.6

5,200		Takeda Pharmaceutical Co., Ltd.	252,007	0.5

9,154		Toyota Motor Corp.ADR	729,391	1.3

62,000		Wacoal Holdings Corp.	807,133	1.5

137		West Japan Railway Co.	499,603	0.9

			17,618,458	32.2

		Netherlands: 4.0%

17,693		Royal Dutch Shell PLC ADR	1,386,424	2.5

35,132		Wolters Kluwer NV	818,554	1.5

			2,204,978	4.0

		Norway: 1.0%

18,197		Statoil ASA	533,061	1.0

		Russia: 1.0%

31,378		Gazprom OAO ADR	535,309	1.0

		South Africa: 4.8%

28,831		AngloGold Ashanti Ltd ADR	1,469,805	2.7

64,136		Gold Fields Ltd.	1,147,159	2.1

			2,616,964	4.8

		South Korea: 4.2%

60,781		Korea Electric Power Corp. ADR	735,450	1.3

83,396		SK Telecom Co., Ltd.ADR	1,582,856	2.9

			2,318,306	4.2

		Switzerland: 1.3%

35,275		UBS AG	705,500	1.3

		United Kingdom: 8.4%

28,601		AstraZeneca PLC	1,419,114	2.6

67,330		GlaxoSmithKline PLC	1,470,820	2.7

167,622		Home Retail Group PLC	618,705	1.1

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND	as of April 30, 2011 (Unaudited) (Continued)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)

	United Kingdom: (continued)

373,820	Vodafone Group PLC	$1,080,634	2.0

		4,589,273	8.4
	Total Common Stock (Cost $46,748,918)	52,670,607	96.2

SHORT-TERM INVESTMENTS: 3.4%

	Mutual Funds: 3.4%

1,886,858	BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $1,886,858)	1,886,858	3.4

	Total Short-Term Investments (Cost $1,886,858)	1,886,858	3.4

	Total Investments in Securities (Cost $48,635,776)*	$54,557,465	99.6
	Assets in Excess of Other Liabilities	213,979	0.4

	Net Assets	$54,771,444	100.0

@	Non-income producing security

ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $49,883,134.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,250,444
Gross Unrealized Depreciation	(3,576,113)

Net Unrealized appreciation	$4,674,331

Industry	Percentage of Net Assets

Consumer Discretionary	9.4%
Consumer Staples	9.9
Energy	9.4
Financials	8.3
Health Care	9.8
Industrials	11.6
Information Technology	6.6
Materials	13.7
Telecommunications	13.1
Utilities	4.4
Short-Term Investments	3.4
Other Assets and Liabilities - Net	0.4

Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2011 in valuing the assets and liabilities:

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND	as of April 30, 2011 (Unaudited) (Continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2011

Asset Table
Investments, at value
Common Stock
Australia	$—	$1,743,046	$—	$1,743,046
Belgium	—	1,059,129	—	1,059,129
Bermuda	786,937	—	—	786,937
Brazil	1,352,548	—	—	1,352,548
Canada	5,821,568	—	—	5,821,568
Finland	1,146,708	—	—	1,146,708
France	644,420	5,669,363	—	6,313,783
Germany	—	1,422,235	—	1,422,235
Indonesia	651,351	—	—	651,351
Italy	—	1,251,453	—	1,251,453
Japan	2,284,840	15,333,618	—	17,618,458
Netherlands	1,386,424	818,554	—	2,204,978
Norway	—	533,061	—	533,061
Russia	535,309	—	—	535,309
South Africa	1,469,805	1,147,159	—	2,616,964
South Korea	2,318,306	—	—	2,318,306
Switzerland	705,500	—	—	705,500
United Kingdom	—	4,589,273	—	4,589,273

Total Common Stock	19,103,716	33,566,891	—	52,670,607

Short-Term Investments	1,886,858	—	—	1,886,858

Total Investments, at value	$20,990,574	$33,566,891	$—	$54,557,465

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2011.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Mutual Funds

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	July 7, 2011

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	July 7, 2011